UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-05361

Variable Insurance Products Fund V

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

 (Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

This report on Form N-CSR relates solely to the Registrant’s VIP Asset Manager Portfolio, VIP Asset Manager: Growth Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio, VIP Freedom 2050 Portfolio, VIP Freedom Income Portfolio, VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, VIP Freedom Lifetime Income III Portfolio, VIP FundsManager 20% Portfolio,  VIP FundsManager 50% Portfolio, VIP FundsManager 60%, VIP FundsManager 70% Portfolio, VIP FundsManager 85% Portfolio, VIP Investment Grade Bond Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio, VIP Investor Freedom 2030 Portfolio, VIP Investor Freedom Income Portfolio, VIP Strategic Income Portfolio and VIP Target Volatility Portfolio series (each, a “Fund” and collectively, the “Funds”).

Item 1.

Reports to Stockholders

Fidelity® Variable Insurance Products: FundsManager - 20%, 50%, 60%, 70%, 85% Portfolio Annual Report December 31, 2015

Contents

Management's Discussion of Fund Performance
VIP FundsManager® 20% Portfolio
Investment Summary
Investments
Financial Statements
VIP FundsManager® 50% Portfolio
Investment Summary
Investments
Financial Statements
VIP FundsManager® 60% Portfolio
Investment Summary
Investments
Financial Statements
VIP FundsManager® 70% Portfolio
Investment Summary
Investments
Financial Statements
VIP FundsManager® 85% Portfolio
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

VIP FundsManager® 20% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Life of FundA
Service Class	(0.03)%	3.52%	3.85%
Service Class 2	(0.17)%	3.36%	3.69%
Investor Class	(0.03)%	3.50%	3.84%

 A From April 13, 2006

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP FundsManager® 20% Portfolio - Investor Class on April 13, 2006, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$14,428	VIP FundsManager® 20% Portfolio - Investor Class
$15,746	Barclays® U.S. Aggregate Bond Index

VIP FundsManager® 50% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Life of FundA
Service Class	0.06%	5.81%	4.74%
Service Class 2	(0.02)%	5.65%	4.59%
Investor Class	0.14%	5.81%	4.74%

 A From April 13, 2006

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP FundsManager® 50% Portfolio - Investor Class on April 13, 2006, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$15,693	VIP FundsManager® 50% Portfolio - Investor Class
$19,498	S&P 500® Index

VIP FundsManager® 60% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Life of FundA
Service Class	0.41%	6.54%	4.56%
Service Class 2	0.27%	6.38%	4.41%
Investor Class	0.41%	6.54%	4.56%

 A From August 22, 2007

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP FundsManager® 60% Portfolio - Investor Class on August 22, 2007, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$14,525	VIP FundsManager® 60% Portfolio - Investor Class
$16,739	S&P 500® Index

VIP FundsManager® 70% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Life of FundA
Service Class	0.41%	7.18%	4.96%
Service Class 2	0.29%	7.03%	4.80%
Investor Class	0.49%	7.18%	4.96%

 A From April 13, 2006

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP FundsManager® 70% Portfolio - Investor Class on April 13, 2006, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$16,005	VIP FundsManager® 70% Portfolio - Investor Class
$19,498	S&P 500® Index

VIP FundsManager® 85% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Life of FundA
Service Class	0.39%	7.87%	4.93%
Service Class 2	0.35%	7.71%	4.77%
Investor Class	0.39%	7.85%	4.93%

 A From April 13, 2006

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP FundsManager® 85% Portfolio - Investor Class on April 13, 2006, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$15,964	VIP FundsManager® 85% Portfolio - Investor Class
$19,498	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, the energy sector (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Portfolio Manager Xuehai En:  For the year, most of the Portfolios trailed their respective Composite benchmarks, except for the 85% Portfolio, which slightly outperformed. Asset allocation detracted from the Portfolios’ relative results, primarily due to out-of-benchmark exposure to emerging-markets (EM) equities, which were hampered by weakening global growth and falling commodities prices. Favorable EM stock picks partially offset this negative impact. An underweighting in investment-grade bonds, along with security selection in the asset class, also worked against the Portfolios’ relative returns. I increased the Portfolios’ allocations to foreign developed-markets equities to an overweighting during the year. For the period as a whole, this positioning detracted, but was more than offset by strong security selection. In fact, stock selection in foreign developed-markets equities was the single-biggest contributor to the Portfolios’ relative returns, fueled by strong picks across a number of sectors. The leading underlying fund in this regard was Fidelity® Overseas Fund, which benefited from broadly positive stock selection, particularly in financials, information technology, consumer discretionary and materials. On a country basis, Fidelity® Overseas Fund had the most success in the United Kingdom and Japan, complemented by out-of-benchmark picks in the United States. Conversely, selection in U.S. equities hampered the Portfolios’ relative returns. Several sharp market reversals during the period made it challenging for our underlying fund managers to maintain consistent active risk exposure. Additional underlying funds that had a significant positive influence on relative performance included several Fidelity® Select Portfolios®: Consumer Discretionary, Health Care and Technology. On the downside, reflecting the poor performance of energy over the past year, Select Energy Portfolio was the biggest relative detractor. Concerning notable changes, in October, I added exposure to Treasury Inflation-Protected Securities through Spartan® Inflation-Protected Bond Index Fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP FundsManager® 20% Portfolio

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
Fidelity Air Transportation Portfolio	0.0	0.0
Fidelity Banking Portfolio	0.7	0.4
Fidelity Blue Chip Growth Fund	0.1	0.1
Fidelity Blue Chip Value Fund	0.3	0.2
Fidelity Brokerage and Investment Management Portfolio	0.0	0.2
Fidelity Chemicals Portfolio	0.3	0.4
Fidelity Computers Portfolio	0.3	0.5
Fidelity Construction and Housing Portfolio	0.6	0.5
Fidelity Consumer Discretionary Portfolio	1.1	1.7
Fidelity Consumer Staples Portfolio	1.2	1.1
Fidelity Contrafund	0.7	0.0
Fidelity Defense and Aerospace Portfolio	0.3	0.1
Fidelity Dividend Growth Fund	0.0	0.0
Fidelity Electronics Portfolio	0.3	0.5
Fidelity Energy Portfolio	0.7	0.7
Fidelity Energy Service Portfolio	0.1	0.2
Fidelity Financial Services Portfolio	1.1	1.9
Fidelity Global Commodity Stock Fund	0.0	0.0
Fidelity Gold Portfolio	0.0	0.0
Fidelity Health Care Portfolio	0.7	2.3
Fidelity Health Care Services Portfolio	0.3	0.1
Fidelity Industrial Equipment Portfolio	0.1	0.0
Fidelity Industrials Portfolio	0.9	1.1
Fidelity Insurance Portfolio	0.7	0.5
Fidelity IT Services Portfolio	0.3	0.3
Fidelity Large Cap Stock Fund	0.0	0.1
Fidelity Low-Priced Stock Fund	0.5	0.0
Fidelity Materials Portfolio	0.1	0.0
Fidelity Medical Equipment and Systems Portfolio	0.7	0.1
Fidelity Mid Cap Value Fund	0.0	0.2
Fidelity Natural Gas Portfolio	0.0	0.0
Fidelity OTC Portfolio	0.0	0.1
Fidelity Pharmaceuticals Portfolio	0.3	0.0
Fidelity Real Estate Investment Portfolio	0.4	0.4
Fidelity Retailing Portfolio	0.3	0.3
Fidelity Series Commodity Strategy Fund	0.0	0.0
Fidelity Small Cap Stock Fund	0.0	0.0
Fidelity Software and IT Services Portfolio	0.3	0.1
Fidelity Stock Selector Large Cap Value Fund	0.1	0.1
Fidelity Technology Portfolio	1.8	1.3
Fidelity Telecommunications Portfolio	0.4	0.1
Fidelity Utilities Portfolio	0.1	0.1
Spartan Extended Market Index Fund Investor Class	0.0	0.0
Fidelity Communications Equipment Portfolio	0.0	0.2
Fidelity Leisure Portfolio	0.0	0.0
Fidelity Transportation Portfolio	0.0	0.0
	15.8	15.9
International Equity Funds
Fidelity China Region Fund	0.2	0.3
Fidelity Diversified International Fund	1.6	3.4
Fidelity Emerging Asia Fund	0.6	0.8
Fidelity Emerging Markets Fund	0.1	0.9
Fidelity Europe Fund	0.6	0.6
Fidelity International Capital Appreciation Fund	0.0	0.1
Fidelity International Discovery Fund	0.4	0.5
Fidelity International Real Estate Fund	0.0	0.0
Fidelity International Small Cap Fund	0.3	0.3
Fidelity International Small Cap Opportunities Fund	0.5	0.1
Fidelity Japan Fund	0.3	0.3
Fidelity Japan Smaller Companies Fund	0.5	0.5
Fidelity Overseas Fund	2.5	2.2
Fidelity Pacific Basin Fund	0.2	0.2
Spartan International Index Fund Investor Class	1.0	1.2
	8.8	11.4
Fixed-Income Funds
Fidelity Floating Rate High Income Fund	0.5	0.6
Fidelity Focused High Income Fund	0.0	0.0
Fidelity High Income Fund	0.1	0.0
Fidelity New Markets Income Fund	0.5	0.4
Fidelity Real Estate Income Fund	0.4	0.3
Spartan Inflation-Protected Bond Index Fund Investor Class	1.5	0.0
Spartan Long-Term Treasury Bond Index Fund Investor Class	1.9	2.2
Spartan U.S. Bond Index Fund Investor Class	42.9	41.0
	47.8	44.5
Money Market Funds
Fidelity Institutional Money Market Portfolio Class I 0.28%	15.8	10.8
Fidelity Institutional Prime Money Market Portfolio Class I 0.28%	11.8	13.1
Fidelity Select Money Market Portfolio 0.01%	0.0	4.3
	27.6	28.2
Net Other Assets (Liabilities)	0.0	0.0
	100.0	100.0

Fidelity Health Care Services Portfolio was formerly known as Fidelity Medical Delivery Portfolio and
Fidelity Software and IT Services Portfolio was formerly known as Fidelity Software and Computer Services Portfolio

Asset Allocation (% of fund's net assets)

As of December 31, 2015
Domestic Equity Funds	15.8%
International Equity Funds	8.8%
Fixed-Income Funds	47.8%
Money Market Funds	27.6%

As of June 30, 2015
Domestic Equity Funds	15.9%
International Equity Funds	11.4%
Fixed-Income Funds	44.5%
Money Market Funds	28.2%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP FundsManager® 20% Portfolio

Investments December 31, 2015

Showing Percentage of Net Assets

Equity Funds - 24.6%
	Shares	Value
Domestic Equity Funds - 15.8%
Fidelity Air Transportation Portfolio (a)	4,414	$274,921
Fidelity Banking Portfolio (a)	203,116	5,195,707
Fidelity Blue Chip Growth Fund (a)	11,775	812,111
Fidelity Blue Chip Value Fund (a)	129,524	2,032,236
Fidelity Brokerage and Investment Management Portfolio (a)	2,809	180,085
Fidelity Chemicals Portfolio (a)	14,837	1,940,637
Fidelity Computers Portfolio (a)	26,589	1,814,151
Fidelity Construction and Housing Portfolio (a)	69,855	4,054,379
Fidelity Consumer Discretionary Portfolio (a)	241,645	8,257,010
Fidelity Consumer Staples Portfolio (a)	97,460	8,896,189
Fidelity Contrafund (a)	49,573	4,905,226
Fidelity Defense and Aerospace Portfolio (a)	18,416	2,117,669
Fidelity Dividend Growth Fund (a)	707	21,407
Fidelity Electronics Portfolio (a)	29,975	2,265,797
Fidelity Energy Portfolio (a)	136,292	4,793,372
Fidelity Energy Service Portfolio (a)	20,368	835,917
Fidelity Financial Services Portfolio (a)	95,551	8,028,171
Fidelity Global Commodity Stock Fund (a)	3,967	34,871
Fidelity Gold Portfolio (a)(b)	6,965	94,034
Fidelity Health Care Portfolio (a)	26,267	5,467,799
Fidelity Health Care Services Portfolio (a)	22,329	1,885,014
Fidelity Industrial Equipment Portfolio (a)	18,718	682,849
Fidelity Industrials Portfolio (a)	231,094	6,750,268
Fidelity Insurance Portfolio (a)	71,992	4,871,679
Fidelity IT Services Portfolio (a)	57,862	2,312,759
Fidelity Large Cap Stock Fund (a)	3,757	98,163
Fidelity Low-Priced Stock Fund (a)	83,156	3,970,688
Fidelity Materials Portfolio (a)	6,277	430,944
Fidelity Medical Equipment and Systems Portfolio (a)	145,993	5,236,775
Fidelity Mid Cap Value Fund (a)	10,377	231,827
Fidelity Natural Gas Portfolio (a)	155	3,104
Fidelity OTC Portfolio (a)	657	54,805
Fidelity Pharmaceuticals Portfolio (a)	91,985	1,892,123
Fidelity Real Estate Investment Portfolio (a)	78,938	3,203,294
Fidelity Retailing Portfolio (a)	22,711	2,389,430
Fidelity Series Commodity Strategy Fund (a)(b)	1,089	5,316
Fidelity Small Cap Stock Fund (a)	6,268	108,883
Fidelity Software and IT Services Portfolio (a)	15,686	1,904,420
Fidelity Stock Selector Large Cap Value Fund (a)	40,754	663,483
Fidelity Technology Portfolio (a)	112,895	13,331,780
Fidelity Telecommunications Portfolio (a)	51,291	3,105,150
Fidelity Utilities Portfolio (a)	15,177	973,785
Spartan Extended Market Index Fund Investor Class (a)	325	16,301

TOTAL DOMESTIC EQUITY FUNDS		116,144,529

International Equity Funds - 8.8%
Fidelity China Region Fund (a)	65,154	1,656,220
Fidelity Diversified International Fund (a)	329,829	11,563,792
Fidelity Emerging Asia Fund (a)	139,073	4,173,569
Fidelity Emerging Markets Fund (a)	49,412	1,074,715
Fidelity Europe Fund (a)	123,384	4,462,814
Fidelity International Capital Appreciation Fund (a)	21,429	355,942
Fidelity International Discovery Fund (a)	65,821	2,593,993
Fidelity International Real Estate Fund (a)	1,181	11,838
Fidelity International Small Cap Fund (a)	90,945	2,011,705
Fidelity International Small Cap Opportunities Fund (a)	261,959	3,908,429
Fidelity Japan Fund (a)	192,316	2,271,246
Fidelity Japan Smaller Companies Fund (a)	255,660	3,538,339
Fidelity Overseas Fund (a)	456,258	18,642,686
Fidelity Pacific Basin Fund (a)	61,754	1,625,358
Spartan International Index Fund Investor Class (a)	195,245	7,015,151

TOTAL INTERNATIONAL EQUITY FUNDS		64,905,797

TOTAL EQUITY FUNDS
(Cost $166,722,538)		181,050,326

Fixed-Income Funds - 47.8%
Fidelity Floating Rate High Income Fund (a)	429,449	3,920,869
Fidelity Focused High Income Fund (a)	38,222	306,157
Fidelity High Income Fund (a)	41,436	329,415
Fidelity New Markets Income Fund (a)	253,344	3,678,555
Fidelity Real Estate Income Fund (a)	228,253	2,565,568
Spartan Inflation-Protected Bond Index Fund Investor Class (a)	1,185,015	11,115,443
Spartan Long-Term Treasury Bond Index Fund Investor Class (a)	1,087,816	13,880,534
Spartan U.S. Bond Index Fund Investor Class (a)	27,430,706	315,178,807
TOTAL FIXED-INCOME FUNDS
(Cost $345,827,763)		350,975,348

Money Market Funds - 27.6%
Fidelity Institutional Money Market Portfolio Class I 0.28% (a)(c)	116,279,132	116,279,132
Fidelity Institutional Prime Money Market Portfolio Class I 0.28% (a)(c)	86,244,202	86,244,202
TOTAL MONEY MARKET FUNDS
(Cost $202,523,334)		202,523,334
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $715,073,635)		734,549,008
NET OTHER ASSETS (LIABILITIES) - 0.0%		(122,304)
NET ASSETS - 100%		$734,426,704

Legend

 (a) Affiliated Fund

 (b) Non-income producing

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
(Fidelity Health Care Services Portfolio was formerly known as Fidelity Medical Delivery Portfolio and Fidelity Software and IT Services Portfolio was formerly known as Fidelity Software and Computer Services Portfolio)

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Air Transportation Portfolio	$722,218	$ 25,498	$403,792	$864	$274,921
Fidelity Banking Portfolio	4,617,977	3,046,862	2,075,871	50,961	5,195,707
Fidelity Biotechnology Portfolio	30,278	--	36,525	--	--
Fidelity Blue Chip Growth Fund	4,643,143	964,337	4,883,677	461	812,111
Fidelity Blue Chip Value Fund	1,002,736	1,336,392	245,008	33,413	2,032,236
Fidelity Brokerage and Investment	2,551,526	25,187	2,391,453	3,982	180,085
Fidelity Canada Fund	26,393	--	25,515	--	--
Fidelity Chemicals Portfolio	3,553,417	240,647	1,590,187	28,287	1,940,637
Fidelity China Region Fund	535,940	1,894,374	368,561	19,508	1,656,220
Fidelity Communications Equipment Portfolio	1,240,631	4,715	1,176,527	429	--
Fidelity Computers Portfolio	4,400,604	1,083,829	3,070,242	25,110	1,814,151
Fidelity Construction and Housing Portfolio	3,176,717	938,396	200,000	15,648	4,054,379
Fidelity Consumer Discretionary Portfolio	11,793,649	701,614	4,449,488	45,255	8,257,010
Fidelity Consumer Finance Portfolio	726,495	--	721,124	--	--
Fidelity Consumer Staples Portfolio	12,347,828	2,432,743	5,314,542	138,930	8,896,189
Fidelity Contrafund	27,397	5,456,641	571,566	14,547	4,905,226
Fidelity Defense and Aerospace Portfolio	--	2,236,312	--	14,385	2,117,669
Fidelity Diversified International Fund	6,524,341	24,756,508	19,727,506	111,372	11,563,792
Fidelity Dividend Growth Fund	21,542	1,839	--	310	21,407
Fidelity Electronics Portfolio	3,568,545	554,356	1,500,000	23,629	2,265,797
Fidelity Emerging Asia Fund	3,252,827	2,382,127	828,833	18,517	4,173,569
Fidelity Emerging Markets Fund	7,506,396	5,408	5,802,021	5,408	1,074,715
Fidelity Energy Portfolio	5,224,198	1,947,219	977,999	51,771	4,793,372
Fidelity Energy Service Portfolio	1,558,936	416,868	723,237	8,058	835,917
Fidelity Equity Dividend Income Fund	19,926	63	20,288	--	--
Fidelity Europe Fund	3,220,679	1,346,258	143,972	51,622	4,462,814
Fidelity Financial Services Portfolio	11,591,469	3,344,305	6,202,933	73,189	8,028,171
Fidelity Floating Rate High Income Fund	4,655,051	167,344	693,509	167,336	3,920,869
Fidelity Focused High Income Fund	312,169	14,492	--	14,492	306,157
Fidelity Fund	34,121	--	35,689	--	--
Fidelity Global Commodity Stock Fund	48,092	970	--	931	34,871
Fidelity Gold Portfolio	114,512	--	--	--	94,034
Fidelity Growth & Income Portfolio	3,436	--	3,517	--	--
Fidelity Health Care Portfolio	18,500,783	1,541,455	15,164,197	--	5,467,799
Fidelity Health Care Services Portfolio	432,954	1,548,689	--	395	1,885,014
Fidelity High Income Fund	348,223	19,957	--	19,957	329,415
Fidelity Industrial Equipment Portfolio	--	690,826	--	2,170	682,849
Fidelity Industrials Portfolio	8,110,539	1,499,760	2,197,408	45,759	6,750,268
Fidelity Institutional Money Market	13,209,159	103,069,974	--	87,319	116,279,132
Fidelity Institutional Prime Money Market	143,215,804	53,671,830	110,643,432	79,943	86,244,202
Fidelity Insurance Portfolio	4,585,934	803,906	500,000	50,602	4,871,679
Fidelity International Capital Appreciation	4,624,124	5,487	4,530,480	1,456	355,942
Fidelity International Discovery Fund	4,610,578	93,947	2,361,650	26,644	2,593,993
Fidelity International Real Estate Fund	11,630	332	--	193	11,838
Fidelity International Small Cap Fund	--	3,052,477	800,000	35,926	2,011,705
Fidelity International Small Cap	--	4,002,980	--	15,085	3,908,429
Fidelity International Value Fund	1,090,843	--	1,126,355	--	--
Fidelity IT Services Portfolio	266,995	1,950,138	100,000	--	2,312,759
Fidelity Japan Fund	36,962	2,337,431	--	13,187	2,271,246
Fidelity Japan Smaller Companies Fund	701,962	2,757,733	--	22,821	3,538,339
Fidelity Large Cap Stock Fund	1,001,217	132,051	1,009,338	2,132	98,163
Fidelity Leisure Portfolio	653,398	4,071	694,673	291	--
Fidelity Leveraged Company Stock Fund	8,995	--	9,373	--	--
Fidelity Low-Priced Stock Fund	--	4,735,750	710,000	35,763	3,970,688
Fidelity Magellan Fund	43,256	--	44,939	--	--
Fidelity Materials Portfolio	--	450,989	--	4,633	430,944
Fidelity Medical Equipment and Systems	858,076	4,655,347	--	833	5,236,775
Fidelity Mega Cap Stock Fund	2,778,809	--	2,757,088	--	--
Fidelity Mid Cap Value Fund	1,266,383	1,737,909	2,675,115	11,430	231,827
Fidelity Natural Gas Portfolio	4,913	60	--	60	3,104
Fidelity New Markets Income Fund	4,163,222	1,436,055	1,745,790	176,043	3,678,555
Fidelity OTC Portfolio	1,879,159	52,811	1,976,528	--	54,805
Fidelity Overseas Fund	10,381,988	8,409,923	900,000	191,425	18,642,686
Fidelity Pacific Basin Fund	1,323,157	1,077,209	735,094	21,287	1,625,358
Fidelity Pharmaceuticals Portfolio	251,916	2,240,028	267,352	11,585	1,892,123
Fidelity Real Estate Income Fund	2,521,641	137,264	--	106,027	2,565,568
Fidelity Real Estate Investment Portfolio	2,958,944	3,016,278	2,495,724	53,489	3,203,294
Fidelity Retailing Portfolio	2,015,796	169,100	150,000	4,233	2,389,430
Fidelity Select Money Market Portfolio 0.02%	32,976,771	5,884	32,982,655	3,945	--
Fidelity Series Commodity Strategy Fund	7,114	--	--	--	5,316
Fidelity Small Cap Discovery Fund	206,688	--	210,328	--	--
Fidelity Small Cap Growth Fund	--	--	--	--	--
Fidelity Small Cap Stock Fund	12,820	123,675	13,230	496	108,883
Fidelity Small Cap Value Fund	180,036	--	183,174	--	--
Fidelity Software and IT Services Portfolio	1,091,688	1,290,214	500,000	769	1,904,420
Fidelity Stock Selector Large Cap Value Fund	5,919,753	755,460	6,080,476	8,711	663,483
Fidelity Technology Portfolio	14,324,700	4,214,582	5,404,839	10,749	13,331,780
Fidelity Telecommunications Portfolio	667,602	3,154,040	768,916	33,460	3,105,150
Fidelity Transportation Portfolio	1,885,324	10,217	1,720,393	1,441	--
Fidelity Utilities Portfolio	2,178,020	941,694	1,904,751	29,144	973,785
Spartan Extended Market Index Fund Investor	16,866	975	--	220	16,301
Spartan Inflation-Protected Bond Index Fund	--	11,393,971	66,369	--	11,115,443
Spartan International Index Fund Investor	8,774,771	351,823	1,920,000	180,281	7,015,151
Spartan Long-Term Treasury Bond Index Fund	4,248,533	17,308,511	6,583,736	395,810	13,880,534
Spartan U.S. Bond Index Fund Investor Class	358,803,414	29,341,282	66,214,289	7,704,568	315,178,807
	$762,204,649	$329,519,399	$342,331,274	$10,308,697	$734,549,008

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager® 20% Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (cost $715,073,635) — See accompanying schedule		$734,549,008
Receivable for investments sold		60,975
Receivable for fund shares sold		1,447,771
Total assets		736,057,754
Liabilities
Payable to custodian bank	$797
Payable for investments purchased	1,504,794
Payable for fund shares redeemed	2,752
Accrued management fee	122,529
Distribution and service plan fees payable	178
Total liabilities		1,631,050
Net Assets		$734,426,704
Net Assets consist of:
Paid in capital		$706,628,604
Undistributed net investment income		14,504
Accumulated undistributed net realized gain (loss) on investments		8,308,223
Net unrealized appreciation (depreciation) on investments		19,475,373
Net Assets		$734,426,704
Service Class:
Net Asset Value, offering price and redemption price per share ($62,201 ÷ 5,645 shares)		$11.02
Service Class 2:
Net Asset Value, offering price and redemption price per share ($1,453,941 ÷ 132,163 shares)		$11.00
Investor Class:
Net Asset Value, offering price and redemption price per share ($732,910,562 ÷ 66,542,868 shares)		$11.01

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Income distributions from underlying funds		$10,308,697
Expenses
Management fee	$1,891,392
Distribution and service plan fees	3,416
Independent trustees' compensation	3,078
Total expenses before reductions	1,897,886
Expense reductions	(380,242)	1,517,644
Net investment income (loss)		8,791,053
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	4,173,900
Capital gain distributions from underlying funds	6,211,874
Total net realized gain (loss)		10,385,774
Change in net unrealized appreciation (depreciation) on underlying funds		(19,017,635)
Net gain (loss)		(8,631,861)
Net increase (decrease) in net assets resulting from operations		$159,192

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,791,053	$9,581,522
Net realized gain (loss)	10,385,774	25,705,734
Change in net unrealized appreciation (depreciation)	(19,017,635)	(5,720,903)
Net increase (decrease) in net assets resulting from operations	159,192	29,566,353
Distributions to shareholders from net investment income	(8,798,379)	(9,574,383)
Distributions to shareholders from net realized gain	(23,627,789)	(9,285,360)
Total distributions	(32,426,168)	(18,859,743)
Share transactions - net increase (decrease)	4,615,665	55,557,229
Total increase (decrease) in net assets	(27,651,311)	66,263,839
Net Assets
Beginning of period	762,078,015	695,814,176
End of period (including undistributed net investment income of $14,504 and undistributed net investment income of $21,830, respectively)	$734,426,704	$762,078,015

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP FundsManager 20% Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$11.51	$11.33	$11.10	$10.68	$10.63
Income from Investment Operations
Net investment income (loss)A	.13	.15	.14	.17	.20
Net realized and unrealized gain (loss)	(.13)	.32	.47	.44	.05
Total from investment operations	–B	.47	.61	.61	.25
Distributions from net investment income	(.13)	(.15)	(.14)	(.16)	(.18)
Distributions from net realized gain	(.36)	(.15)	(.24)	(.03)	(.02)
Total distributions	(.49)	(.29)C	(.38)	(.19)	(.20)
Net asset value, end of period	$11.02	$11.51	$11.33	$11.10	$10.68
Total ReturnD,E	(.03)%	4.21%	5.53%	5.68%	2.30%
Ratios to Average Net AssetsF,G
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.16%	1.31%	1.23%	1.51%	1.84%
Supplemental Data
Net assets, end of period (000 omitted)	$62	$68	$72	$71	$64
Portfolio turnover rate F	44%	28%	25%	17%	12%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.29 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.147 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP FundsManager 20% Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$11.49	$11.32	$11.08	$10.67	$10.62
Income from Investment Operations
Net investment income (loss)A	.11	.13	.12	.15	.18
Net realized and unrealized gain (loss)	(.12)	.32	.48	.43	.05
Total from investment operations	(.01)	.45	.60	.58	.23
Distributions from net investment income	(.12)	(.13)	(.12)	(.14)	(.16)
Distributions from net realized gain	(.36)	(.15)	(.24)	(.03)	(.02)
Total distributions	(.48)	(.28)	(.36)	(.17)	(.18)
Net asset value, end of period	$11.00	$11.49	$11.32	$11.08	$10.67
Total ReturnB,C	(.17)%	3.98%	5.46%	5.43%	2.20%
Ratios to Average Net AssetsD,E
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.01%	1.16%	1.08%	1.36%	1.69%
Supplemental Data
Net assets, end of period (000 omitted)	$1,454	$1,426	$1,197	$1,274	$1,373
Portfolio turnover rateD	44%	28%	25%	17%	12%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Amounts do not include the activity of the Underlying Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP FundsManager 20% Portfolio Investor Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$11.50	$11.33	$11.09	$10.68	$10.63
Income from Investment Operations
Net investment income (loss)A	.13	.15	.14	.17	.20
Net realized and unrealized gain (loss)	(.13)	.31	.48	.43	.05
Total from investment operations	–B	.46	.62	.60	.25
Distributions from net investment income	(.13)	(.15)	(.14)	(.16)	(.18)
Distributions from net realized gain	(.36)	(.15)	(.24)	(.03)	(.02)
Total distributions	(.49)	(.29)C	(.38)	(.19)	(.20)
Net asset value, end of period	$11.01	$11.50	$11.33	$11.09	$10.68
Total ReturnD,E	(.03)%	4.12%	5.62%	5.58%	2.31%
Ratios to Average Net AssetsF,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.16%	1.31%	1.23%	1.51%	1.84%
Supplemental Data
Net assets, end of period (000 omitted)	$732,911	$760,583	$694,546	$650,963	$533,568
Portfolio turnover rateF	44%	28%	25%	17%	12%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.29 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.147 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager® 50% Portfolio

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
Fidelity Air Transportation Portfolio	0.2	0.2
Fidelity Automotive Portfolio	0.1	0.2
Fidelity Banking Portfolio	1.4	1.3
Fidelity Blue Chip Growth Fund	1.8	1.4
Fidelity Blue Chip Value Fund	0.8	0.4
Fidelity Brokerage and Investment Management Portfolio	0.2	1.1
Fidelity Chemicals Portfolio	0.6	0.8
Fidelity Computers Portfolio	0.4	1.2
Fidelity Construction and Housing Portfolio	0.6	0.6
Fidelity Consumer Discretionary Portfolio	2.8	2.9
Fidelity Consumer Finance Portfolio	0.1	0.1
Fidelity Consumer Staples Portfolio	2.6	2.4
Fidelity Contrafund	1.1	0.0
Fidelity Defense and Aerospace Portfolio	0.6	0.2
Fidelity Dividend Growth Fund	0.0	0.0
Fidelity Electronics Portfolio	0.5	0.9
Fidelity Energy Portfolio	1.4	1.4
Fidelity Energy Service Portfolio	0.2	0.7
Fidelity Financial Services Portfolio	2.4	3.0
Fidelity Global Commodity Stock Fund	0.0	0.0
Fidelity Gold Portfolio	0.0	0.0
Fidelity Growth Company Fund	0.0	0.0
Fidelity Health Care Portfolio	2.6	3.9
Fidelity Health Care Services Portfolio	0.4	0.4
Fidelity Industrial Equipment Portfolio	0.6	0.4
Fidelity Industrials Portfolio	1.6	1.7
Fidelity Insurance Portfolio	1.1	0.6
Fidelity IT Services Portfolio	0.6	0.3
Fidelity Large Cap Stock Fund	0.6	0.9
Fidelity Leisure Portfolio	0.0	0.1
Fidelity Low-Priced Stock Fund	0.5	0.0
Fidelity Magellan Fund	0.0	0.0
Fidelity Materials Portfolio	0.1	0.0
Fidelity Medical Equipment and Systems Portfolio	0.7	0.2
Fidelity Mega Cap Stock Fund	0.6	0.8
Fidelity Mid Cap Value Fund	0.6	0.8
Fidelity Nasdaq Composite Index Fund	0.0	0.0
Fidelity OTC Portfolio	0.1	0.4
Fidelity Pharmaceuticals Portfolio	0.6	0.6
Fidelity Real Estate Investment Portfolio	0.5	0.4
Fidelity Retailing Portfolio	0.5	0.4
Fidelity Series Commodity Strategy Fund	0.0	0.0
Fidelity Small Cap Growth Fund	0.0	0.0
Fidelity Small Cap Stock Fund	0.2	0.2
Fidelity Small Cap Value Fund	0.0	0.0
Fidelity Software and IT Services Portfolio	0.9	0.3
Fidelity Stock Selector Large Cap Value Fund	1.1	1.2
Fidelity Technology Portfolio	3.6	2.8
Fidelity Telecommunications Portfolio	1.0	0.0
Fidelity Utilities Portfolio	0.2	0.2
Fidelity Value Discovery Fund	0.6	0.6
Spartan 500 Index Fund Investor Class	0.0	0.0
Fidelity Communications Equipment Portfolio	0.0	0.2
Fidelity Multimedia Portfolio	0.0	0.4
Fidelity Natural Gas Portfolio	0.0	0.0
Fidelity Transportation Portfolio	0.0	0.2
	37.1	36.8
International Equity Funds
Fidelity China Region Fund	0.2	0.2
Fidelity Diversified International Fund	5.5	7.3
Fidelity Emerging Asia Fund	0.8	1.0
Fidelity Emerging Markets Fund	0.1	0.9
Fidelity Europe Fund	1.8	1.8
Fidelity International Capital Appreciation Fund	0.0	0.1
Fidelity International Discovery Fund	1.6	1.9
Fidelity International Real Estate Fund	0.0	0.0
Fidelity International Small Cap Fund	0.3	0.2
Fidelity International Small Cap Opportunities Fund	0.8	0.5
Fidelity International Value Fund	0.1	0.2
Fidelity Japan Fund	0.8	0.8
Fidelity Japan Smaller Companies Fund	0.6	0.5
Fidelity Nordic Fund	0.3	0.3
Fidelity Overseas Fund	3.5	2.5
Fidelity Pacific Basin Fund	0.1	0.2
Spartan International Index Fund Investor Class	1.3	2.2
Fidelity International Growth Fund	0.0	0.0
	17.8	20.6
Fixed-Income Funds
Fidelity Floating Rate High Income Fund	0.5	0.6
Fidelity Focused High Income Fund	0.0	0.0
Fidelity High Income Fund	0.1	0.1
Fidelity New Markets Income Fund	0.3	0.4
Fidelity Real Estate Income Fund	0.3	0.3
Spartan Inflation-Protected Bond Index Fund Investor Class	1.7	0.0
Spartan Long-Term Treasury Bond Index Fund Investor Class	1.5	1.8
Spartan U.S. Bond Index Fund Investor Class	33.2	31.3
	37.6	34.5
Money Market Funds
Fidelity Institutional Prime Money Market Portfolio Class I 0.28%	7.5	7.9
Fidelity Select Money Market Portfolio 0.01%	0.0	0.2
	7.5	8.1
Net Other Assets (Liabilities)	0.0	0.0
	100.0	100.0

Fidelity Health Care Services Portfolio was formerly known as Fidelity Medical Delivery Portfolio and
Fidelity Software and IT Services Portfolio was formerly known as Fidelity Software and Computer Services Portfolio

Asset Allocation (% of fund's net assets)

As of December 31, 2015
Domestic Equity Funds	37.1%
International Equity Funds	17.8%
Fixed-Income Funds	37.6%
Money Market Funds	7.5%

As of June 30, 2015
Domestic Equity Funds	36.8%
International Equity Funds	20.6%
Fixed-Income Funds	34.5%
Money Market Funds	8.1%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP FundsManager® 50% Portfolio

Investments December 31, 2015

Showing Percentage of Net Assets

Equity Funds - 54.9%
	Shares	Value
Domestic Equity Funds - 37.1%
Fidelity Air Transportation Portfolio (a)	148,700	$9,262,502
Fidelity Automotive Portfolio (a)	162,832	6,469,331
Fidelity Banking Portfolio (a)	3,346,131	85,594,035
Fidelity Blue Chip Growth Fund (a)	1,575,739	108,678,685
Fidelity Blue Chip Value Fund (a)	3,250,467	50,999,832
Fidelity Brokerage and Investment Management Portfolio (a)	224,828	14,411,464
Fidelity Chemicals Portfolio (a)	290,396	37,983,812
Fidelity Computers Portfolio (a)	334,413	22,816,977
Fidelity Construction and Housing Portfolio (a)	665,493	38,625,226
Fidelity Consumer Discretionary Portfolio (a)	4,958,796	169,442,046
Fidelity Consumer Finance Portfolio (a)	255,025	3,103,656
Fidelity Consumer Staples Portfolio (a)	1,754,346	160,136,675
Fidelity Contrafund (a)	691,127	68,386,975
Fidelity Defense and Aerospace Portfolio (a)	323,294	37,175,626
Fidelity Dividend Growth Fund (a)	5,687	172,271
Fidelity Electronics Portfolio (a)	365,188	27,604,565
Fidelity Energy Portfolio (a)	2,366,222	83,220,015
Fidelity Energy Service Portfolio (a)	290,035	11,903,027
Fidelity Financial Services Portfolio (a)	1,768,006	148,547,857
Fidelity Global Commodity Stock Fund (a)	4,820	42,364
Fidelity Gold Portfolio (a)(b)	5,877	79,341
Fidelity Growth Company Fund (a)	1,510	206,713
Fidelity Health Care Portfolio (a)	758,079	157,801,720
Fidelity Health Care Services Portfolio (a)	265,033	22,374,105
Fidelity Industrial Equipment Portfolio (a)	927,705	33,842,662
Fidelity Industrials Portfolio (a)	3,448,704	100,736,644
Fidelity Insurance Portfolio (a)	974,679	65,956,537
Fidelity IT Services Portfolio (a)	923,763	36,922,810
Fidelity Large Cap Stock Fund (a)	1,397,136	36,507,164
Fidelity Leisure Portfolio (a)	6,077	789,702
Fidelity Low-Priced Stock Fund (a)	650,108	31,042,654
Fidelity Magellan Fund (a)	149	13,343
Fidelity Materials Portfolio (a)	83,281	5,717,244
Fidelity Medical Equipment and Systems Portfolio (a)	1,125,878	40,385,234
Fidelity Mega Cap Stock Fund (a)	2,442,965	38,159,112
Fidelity Mid Cap Value Fund (a)	1,616,588	36,114,586
Fidelity Nasdaq Composite Index Fund (a)	10,854	711,818
Fidelity OTC Portfolio (a)	102,699	8,568,139
Fidelity Pharmaceuticals Portfolio (a)	1,730,297	35,592,219
Fidelity Real Estate Investment Portfolio (a)	774,657	31,435,595
Fidelity Retailing Portfolio (a)	291,648	30,684,296
Fidelity Series Commodity Strategy Fund (a)(b)	1,089	5,316
Fidelity Small Cap Growth Fund (a)	5,648	105,618
Fidelity Small Cap Stock Fund (a)	827,898	14,380,585
Fidelity Small Cap Value Fund (a)	12,260	205,240
Fidelity Software and IT Services Portfolio (a)	467,153	56,717,029
Fidelity Stock Selector Large Cap Value Fund (a)	4,329,013	70,476,339
Fidelity Technology Portfolio (a)	1,843,861	217,741,598
Fidelity Telecommunications Portfolio (a)	979,534	59,301,007
Fidelity Utilities Portfolio (a)	225,399	14,461,606
Fidelity Value Discovery Fund (a)	1,672,871	38,643,322
Spartan 500 Index Fund Investor Class (a)	3,107	223,048

TOTAL DOMESTIC EQUITY FUNDS		2,270,479,287

International Equity Funds - 17.8%
Fidelity China Region Fund (a)	470,141	11,950,996
Fidelity Diversified International Fund (a)	9,647,047	338,225,463
Fidelity Emerging Asia Fund (a)	1,545,379	46,376,813
Fidelity Emerging Markets Fund (a)	196,960	4,283,885
Fidelity Europe Fund (a)	2,975,749	107,632,829
Fidelity International Capital Appreciation Fund (a)	79,281	1,316,862
Fidelity International Discovery Fund (a)	2,553,967	100,651,836
Fidelity International Real Estate Fund (a)	15,815	158,466
Fidelity International Small Cap Fund (a)	697,934	15,438,298
Fidelity International Small Cap Opportunities Fund (a)	3,333,248	49,732,063
Fidelity International Value Fund (a)	534,840	4,294,764
Fidelity Japan Fund (a)	4,254,527	50,245,967
Fidelity Japan Smaller Companies Fund (a)	2,856,183	39,529,567
Fidelity Nordic Fund (a)	376,666	17,654,336
Fidelity Overseas Fund (a)	5,239,916	214,102,961
Fidelity Pacific Basin Fund (a)	350,614	9,228,168
Spartan International Index Fund Investor Class (a)	2,299,868	82,634,239

TOTAL INTERNATIONAL EQUITY FUNDS		1,093,457,513

TOTAL EQUITY FUNDS
(Cost $3,218,934,264)		3,363,936,800

Fixed-Income Funds - 37.6%
Fidelity Floating Rate High Income Fund (a)	3,518,371	32,122,729
Fidelity Focused High Income Fund (a)	58,252	466,598
Fidelity High Income Fund (a)	597,172	4,747,519
Fidelity New Markets Income Fund (a)	1,390,548	20,190,757
Fidelity Real Estate Income Fund (a)	1,457,209	16,379,032
Spartan Inflation-Protected Bond Index Fund Investor Class (a)	11,070,084	103,837,384
Spartan Long-Term Treasury Bond Index Fund Investor Class (a)	7,244,231	92,436,385
Spartan U.S. Bond Index Fund Investor Class (a)	176,930,868	2,032,935,669
TOTAL FIXED-INCOME FUNDS
(Cost $2,323,940,974)		2,303,116,073

Money Market Funds - 7.5%
Fidelity Institutional Prime Money Market Portfolio Class I 0.28% (a)(c)
(Cost $463,644,497)	463,644,497	463,644,497
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $6,006,519,735)		6,130,697,370
NET OTHER ASSETS (LIABILITIES) - 0.0%		(1,040,074)
NET ASSETS - 100%		$6,129,657,296

Legend

 (a) Affiliated Fund

 (b) Non-income producing

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
(Fidelity Health Care Services Portfolio was formerly known as Fidelity Medical Delivery Portfolio and Fidelity Software and IT Services Portfolio was formerly known as Fidelity Software and Computer Services Portfolio)

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Air Transportation Portfolio	$14,033,803	$799,419	$3,800,000	$23,482	$9,262,502
Fidelity Automotive Portfolio	13,663,848	1,246,159	7,154,754	74,837	6,469,331
Fidelity Banking Portfolio	58,443,279	34,667,049	2,809,342	843,115	85,594,035
Fidelity Biotechnology Portfolio	82,496	--	99,515	--	--
Fidelity Blue Chip Growth Fund	78,911,099	51,100,472	20,056,197	37,347	108,678,685
Fidelity Blue Chip Value Fund	14,525,539	38,431,974	430,092	747,096	50,999,832
Fidelity Brokerage and Investment	64,640,744	1,357,811	45,340,000	229,376	14,411,464
Fidelity Canada Fund	159,869	--	154,550	--	--
Fidelity Chemicals Portfolio	46,192,682	15,653,013	19,358,631	494,045	37,983,812
Fidelity China Region Fund	1,563,244	13,001,183	--	140,765	11,950,996
Fidelity Communications Equipment Portfolio	12,253,053	41,980	11,545,152	3,816	--
Fidelity Computers Portfolio	89,364,757	6,345,948	62,938,045	363,005	22,816,977
Fidelity Construction and Housing Portfolio	30,118,536	7,993,605	500,000	147,136	38,625,226
Fidelity Consumer Discretionary Portfolio	147,770,012	34,746,457	14,758,390	847,195	169,442,046
Fidelity Consumer Finance Portfolio	6,618,628	397,821	3,350,000	54,645	3,103,656
Fidelity Consumer Staples Portfolio	170,760,736	49,386,639	50,577,238	2,443,182	160,136,675
Fidelity Contrafund	--	71,927,337	3,191,044	203,133	68,386,975
Fidelity Defense and Aerospace Portfolio	--	38,902,215	--	200,687	37,175,626
Fidelity Diversified International Fund	243,174,845	183,690,636	89,836,156	3,345,356	338,225,463
Fidelity Dividend Growth Fund	173,358	14,803	--	2,497	172,271
Fidelity Electronics Portfolio	43,560,401	11,927,836	22,604,629	290,331	27,604,565
Fidelity Emerging Asia Fund	34,128,365	21,013,963	2,445,061	203,158	46,376,813
Fidelity Emerging Markets Fund	49,977,814	21,558	39,494,118	21,558	4,283,885
Fidelity Energy Portfolio	56,470,073	48,141,896	683,989	873,575	83,220,015
Fidelity Energy Service Portfolio	25,298,308	16,515,562	22,475,391	114,740	11,903,027
Fidelity Equity Dividend Income Fund	14,973	47	15,245	--	--
Fidelity Europe Fund	86,588,307	20,144,089	72,806	1,244,992	107,632,829
Fidelity Financial Services Portfolio	164,157,468	13,205,838	19,137,539	1,351,341	148,547,857
Fidelity Floating Rate High Income Fund	32,985,781	1,331,220	483,451	1,331,220	32,122,729
Fidelity Focused High Income Fund	475,761	22,086	--	22,086	466,598
Fidelity Global Commodity Stock Fund	58,425	1,178	--	1,131	42,364
Fidelity Gold Portfolio	96,620	--	--	--	79,341
Fidelity Growth & Income Portfolio	410,936	--	420,594	--	--
Fidelity Growth Company Fund	191,703	7,809	--	--	206,713
Fidelity Health Care Portfolio	212,656,686	38,221,504	88,304,768	--	157,801,720
Fidelity Health Care Services Portfolio	13,871,130	9,037,373	500,000	4,625	22,374,105
Fidelity High Income Fund	5,018,573	287,625	--	287,625	4,747,519
Fidelity Industrial Equipment Portfolio	20,318,885	14,851,574	577,955	142,162	33,842,662
Fidelity Industrials Portfolio	86,134,465	44,204,267	20,876,361	698,798	100,736,644
Fidelity Institutional Prime Money Market	283,685,008	356,934,677	176,975,187	366,969	463,644,497
Fidelity Insurance Portfolio	34,576,188	32,992,181	480,000	645,372	65,956,537
Fidelity International Capital Appreciation	24,188,068	20,299	24,396,015	5,387	1,316,862
Fidelity International Discovery Fund	121,990,274	8,091,797	35,582,043	1,033,832	100,651,836
Fidelity International Growth Fund	5,310,374	--	5,770,392	--	--
Fidelity International Real Estate Fund	155,686	4,441	--	2,581	158,466
Fidelity International Small Cap Fund	--	23,589,521	6,700,000	282,388	15,438,298
Fidelity International Small Cap	19,885,917	33,237,075	4,627,276	180,460	49,732,063
Fidelity International Value Fund	9,647,238	61,171	5,800,000	61,171	4,294,764
Fidelity IT Services Portfolio	329,674	44,722,989	9,200,000	--	36,922,810
Fidelity Japan Fund	1,995,876	50,250,206	--	291,730	50,245,967
Fidelity Japan Smaller Companies Fund	11,620,635	26,675,218	--	251,881	39,529,567
Fidelity Large Cap Stock Fund	74,766,544	14,280,399	47,993,184	494,451	36,507,164
Fidelity Latin America Fund	16,892	--	16,523	--	--
Fidelity Leisure Portfolio	2,691,760	76,673	2,000,000	10,135	789,702
Fidelity Leveraged Company Stock Fund	35,357	--	36,839	--	--
Fidelity Low-Priced Stock Fund	56,651	44,393,923	12,748,240	376,698	31,042,654
Fidelity Magellan Fund	12,823	984	--	76	13,343
Fidelity Materials Portfolio	--	7,924,920	2,000,000	61,461	5,717,244
Fidelity Medical Equipment and Systems	7,281,737	35,318,388	--	6,372	40,385,234
Fidelity Mega Cap Stock Fund	69,191,067	1,741,482	30,300,000	649,118	38,159,112
Fidelity Mid Cap Value Fund	38,929,241	48,454,203	46,751,851	740,041	36,114,586
Fidelity Multimedia Portfolio	28,241,741	468,463	28,301,894	5,341	--
Fidelity Nasdaq Composite Index Fund	666,382	10,534	--	5,926	711,818
Fidelity Natural Gas Portfolio	7,534,067	4,207	6,960,206	4,207	--
Fidelity New Markets Income Fund	30,832,217	1,305,885	10,883,285	1,307,897	20,190,757
Fidelity Nordic Fund	15,834,294	229,391	--	210,058	17,654,336
Fidelity OTC Portfolio	30,615,644	2,422,915	26,033,712	--	8,568,139
Fidelity Overseas Fund	55,283,244	155,627,224	--	1,993,562	214,102,961
Fidelity Pacific Basin Fund	9,473,038	3,638,363	3,600,000	120,859	9,228,168
Fidelity Pharmaceuticals Portfolio	35,366,779	7,666,294	6,000,000	268,206	35,592,219
Fidelity Real Estate Income Fund	16,098,595	876,316	--	676,898	16,379,032
Fidelity Real Estate Investment Portfolio	23,039,479	22,164,172	12,181,598	487,307	31,435,595
Fidelity Retailing Portfolio	18,653,269	9,934,224	1,800,000	49,580	30,684,296
Fidelity Select Money Market Portfolio 0.02%	10,216,688	1,823	10,218,511	1,222	--
Fidelity Series Commodity Strategy Fund	7,114	--	--	--	5,316
Fidelity Small Cap Discovery Fund	1,045,800	--	1,061,440	--	--
Fidelity Small Cap Growth Fund	99,836	4,387	--	--	105,618
Fidelity Small Cap Stock Fund	198,606	15,684,493	--	49,876	14,380,585
Fidelity Small Cap Value Fund	208,583	21,253	--	1,742	205,240
Fidelity Software and IT Services Portfolio	39,346,810	40,273,102	23,000,000	22,874	56,717,029
Fidelity Stock Selector Large Cap Value Fund	76,688,321	20,584,516	23,682,658	887,927	70,476,339
Fidelity Technology Portfolio	150,983,688	77,484,512	12,949,125	172,739	217,741,598
Fidelity Telecom and Utilities Fund	245,314	--	242,671	--	--
Fidelity Telecommunications Portfolio	6,830,467	58,577,100	7,166,872	637,200	59,301,007
Fidelity Transportation Portfolio	26,227,422	163,030	23,548,764	21,121	--
Fidelity Utilities Portfolio	30,036,219	9,953,739	22,408,623	410,339	14,461,606
Fidelity Value Discovery Fund	37,825,016	10,064,390	7,000,000	720,432	38,643,322
Spartan 500 Index Fund Investor Class	220,166	6,039	--	4,634	223,048
Spartan Inflation-Protected Bond Index Fund	--	105,903,396	112,128	--	103,837,384
Spartan International Index Fund Investor	118,139,257	6,776,043	40,350,000	2,113,102	82,634,239
Spartan Long-Term Treasury Bond Index Fund	35,124,499	107,092,419	41,822,346	2,666,967	92,436,385
Spartan U.S. Bond Index Fund Investor Class	1,839,149,413	337,768,688	102,856,559	44,532,906	2,032,935,669
	$5,175,464,180	$2,512,117,411	$1,377,548,955	$79,621,102	$6,130,697,370

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager® 50% Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (cost $6,006,519,735) — See accompanying schedule		$6,130,697,370
Receivable for investments sold		3,375,052
Receivable for fund shares sold		1,727,553
Total assets		6,135,799,975
Liabilities
Payable to custodian bank	$849
Payable for investments purchased	4,819,605
Payable for fund shares redeemed	294,780
Accrued management fee	1,016,968
Distribution and service plan fees payable	10,477
Total liabilities		6,142,679
Net Assets		$6,129,657,296
Net Assets consist of:
Paid in capital		$5,938,263,415
Accumulated undistributed net realized gain (loss) on investments		67,216,246
Net unrealized appreciation (depreciation) on investments		124,177,635
Net Assets		$6,129,657,296
Service Class:
Net Asset Value, offering price and redemption price per share ($64,201 ÷ 5,416 shares)		$11.85
Service Class 2:
Net Asset Value, offering price and redemption price per share ($83,447,268 ÷ 7,060,893 shares)		$11.82
Investor Class:
Net Asset Value, offering price and redemption price per share ($6,046,145,827 ÷ 510,160,119 shares)		$11.85

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Income distributions from underlying funds		$79,621,102
Expenses
Management fee	$14,300,336
Distribution and service plan fees	220,103
Independent trustees' compensation	22,874
Total expenses before reductions	14,543,313
Expense reductions	(2,955,052)	11,588,261
Net investment income (loss)		68,032,841
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	(12,516,740)
Capital gain distributions from underlying funds	102,639,432
Total net realized gain (loss)		90,122,692
Change in net unrealized appreciation (depreciation) on underlying funds		(166,818,526)
Net gain (loss)		(76,695,834)
Net increase (decrease) in net assets resulting from operations		$(8,662,993)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$68,032,841	$58,874,202
Net realized gain (loss)	90,122,692	197,626,716
Change in net unrealized appreciation (depreciation)	(166,818,526)	(43,354,982)
Net increase (decrease) in net assets resulting from operations	(8,662,993)	213,145,936
Distributions to shareholders from net investment income	(69,982,049)	(58,382,359)
Distributions to shareholders from net realized gain	(180,001,166)	(39,928,984)
Total distributions	(249,983,215)	(98,311,343)
Share transactions - net increase (decrease)	1,213,704,685	1,651,229,085
Total increase (decrease) in net assets	955,058,477	1,766,063,678
Net Assets
Beginning of period	5,174,598,819	3,408,535,141
End of period (including undistributed net investment income of $0 and $491,843, respectively)	$6,129,657,296	$5,174,598,819

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP FundsManager 50% Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.39	$12.01	$10.62	$9.78	$10.02
Income from Investment Operations
Net investment income (loss)A	.15	.17	.15	.18	.19
Net realized and unrealized gain (loss)	(.13)	.45	1.42	.82	(.23)
Total from investment operations	.02	.62	1.57	1.00	(.04)
Distributions from net investment income	(.14)	(.14)	(.12)	(.13)	(.18)
Distributions from net realized gain	(.42)	(.10)	(.07)	(.03)	(.02)
Total distributions	(.56)	(.24)	(.18)B	(.16)	(.20)
Net asset value, end of period	$11.85	$12.39	$12.01	$10.62	$9.78
Total ReturnC,D	.06%	5.18%	14.79%	10.24%	(.42)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.19%	1.38%	1.33%	1.77%	1.84%
Supplemental Data
Net assets, end of period (000 omitted)	$64	$73	$80	$72	$59
Portfolio turnover rateE	24%	25%	15%	15%	14%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.18 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.065 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP FundsManager 50% Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.35	$11.98	$10.59	$9.75	$10.01
Income from Investment Operations
Net investment income (loss)A	.13	.15	.13	.17	.17
Net realized and unrealized gain (loss)	(.12)	.44	1.42	.82	(.24)
Total from investment operations	.01	.59	1.55	.99	(.07)
Distributions from net investment income	(.12)	(.12)	(.10)	(.12)	(.17)
Distributions from net realized gain	(.42)	(.10)	(.07)	(.03)	(.02)
Total distributions	(.54)	(.22)	(.16)B	(.15)	(.19)
Net asset value, end of period	$11.82	$12.35	$11.98	$10.59	$9.75
Total ReturnC,D	(.02)%	4.95%	14.66%	10.12%	(.68)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.04%	1.23%	1.18%	1.62%	1.69%
Supplemental Data
Net assets, end of period (000 omitted)	$83,447	$88,771	$89,164	$81,647	$17,800
Portfolio turnover rateE	24%	25%	15%	15%	14%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.16 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.065 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP FundsManager 50% Portfolio Investor Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.38	$12.01	$10.61	$9.78	$10.02
Income from Investment Operations
Net investment income (loss)A	.15	.17	.15	.18	.19
Net realized and unrealized gain (loss)	(.12)	.44	1.43	.81	(.23)
Total from investment operations	.03	.61	1.58	.99	(.04)
Distributions from net investment income	(.14)	(.14)	(.12)	(.13)	(.18)
Distributions from net realized gain	(.42)	(.10)	(.07)	(.03)	(.02)
Total distributions	(.56)	(.24)	(.18)B	(.16)	(.20)
Net asset value, end of period	$11.85	$12.38	$12.01	$10.61	$9.78
Total ReturnC,D	.14%	5.10%	14.90%	10.13%	(.42)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.19%	1.38%	1.33%	1.77%	1.84%
Supplemental Data
Net assets, end of period (000 omitted)	$6,046,146	$5,085,755	$3,319,291	$1,347,437	$747,577
Portfolio turnover rateE	24%	25%	15%	15%	14%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.18 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.065 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager® 60% Portfolio

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
Fidelity Air Transportation Portfolio	0.2	0.2
Fidelity Automotive Portfolio	0.1	0.2
Fidelity Banking Portfolio	2.2	2.3
Fidelity Blue Chip Growth Fund	0.9	0.5
Fidelity Blue Chip Value Fund	0.5	0.2
Fidelity Brokerage and Investment Management Portfolio	0.1	0.7
Fidelity Chemicals Portfolio	0.8	1.1
Fidelity Computers Portfolio	0.4	1.3
Fidelity Construction and Housing Portfolio	0.9	0.9
Fidelity Consumer Discretionary Portfolio	3.7	4.0
Fidelity Consumer Finance Portfolio	0.0	0.1
Fidelity Consumer Staples Portfolio	3.4	3.2
Fidelity Contrafund	1.1	0.0
Fidelity Defense and Aerospace Portfolio	0.6	0.2
Fidelity Dividend Growth Fund	0.0	0.0
Fidelity Electronics Portfolio	0.5	1.2
Fidelity Energy Portfolio	1.9	1.8
Fidelity Energy Service Portfolio	0.2	0.7
Fidelity Financial Services Portfolio	3.6	4.3
Fidelity Global Commodity Stock Fund	0.0	0.0
Fidelity Gold Portfolio	0.0	0.0
Fidelity Health Care Portfolio	3.5	5.2
Fidelity Health Care Services Portfolio	0.4	0.1
Fidelity Industrial Equipment Portfolio	0.7	0.5
Fidelity Industrials Portfolio	2.3	2.3
Fidelity Insurance Portfolio	1.1	0.9
Fidelity IT Services Portfolio	0.7	0.5
Fidelity Large Cap Stock Fund	0.7	0.8
Fidelity Leisure Portfolio	0.1	0.2
Fidelity Low-Priced Stock Fund	0.4	0.0
Fidelity Magellan Fund	0.0	0.0
Fidelity Materials Portfolio	0.1	0.0
Fidelity Medical Equipment and Systems Portfolio	0.7	0.3
Fidelity Mega Cap Stock Fund	0.3	0.3
Fidelity Mid Cap Value Fund	0.2	0.1
Fidelity OTC Portfolio	0.2	0.4
Fidelity Pharmaceuticals Portfolio	0.9	1.1
Fidelity Real Estate Investment Portfolio	0.4	0.4
Fidelity Retailing Portfolio	0.7	0.7
Fidelity Series Commodity Strategy Fund	0.0	0.0
Fidelity Small Cap Growth Fund	0.0	0.0
Fidelity Small Cap Stock Fund	0.2	0.2
Fidelity Small Cap Value Fund	0.0	0.0
Fidelity Software and IT Services Portfolio	1.3	0.3
Fidelity Stock Selector All Cap Fund	0.0	0.0
Fidelity Stock Selector Large Cap Value Fund	0.7	0.6
Fidelity Technology Portfolio	5.2	4.4
Fidelity Telecommunications Portfolio	1.2	0.0
Fidelity Utilities Portfolio	0.4	0.4
Fidelity Value Discovery Fund	0.3	0.2
Spartan 500 Index Fund Investor Class	0.0	0.0
Fidelity Communications Equipment Portfolio	0.0	0.2
Fidelity Multimedia Portfolio	0.0	0.4
Fidelity Natural Gas Portfolio	0.0	0.1
Fidelity Transportation Portfolio	0.0	0.2
	43.8	43.7
International Equity Funds
Fidelity China Region Fund	0.1	0.3
Fidelity Diversified International Fund	7.3	9.7
Fidelity Emerging Asia Fund	0.7	1.0
Fidelity Emerging Markets Fund	0.0	0.4
Fidelity Europe Fund	1.1	1.0
Fidelity International Discovery Fund	1.9	1.8
Fidelity International Real Estate Fund	0.0	0.0
Fidelity International Small Cap Fund	0.3	0.2
Fidelity International Small Cap Opportunities Fund	0.9	0.6
Fidelity International Value Fund	0.1	0.2
Fidelity Japan Fund	0.7	0.6
Fidelity Japan Smaller Companies Fund	0.6	0.5
Fidelity Nordic Fund	0.4	0.4
Fidelity Overseas Fund	4.9	3.4
Fidelity Pacific Basin Fund	0.4	0.7
Spartan International Index Fund Investor Class	1.4	2.3
Fidelity International Capital Appreciation Fund	0.0	0.5
Fidelity International Growth Fund	0.0	0.2
	20.8	23.8
Fixed-Income Funds
Fidelity Floating Rate High Income Fund	0.6	0.6
Fidelity Focused High Income Fund	0.0	0.0
Fidelity High Income Fund	0.1	0.1
Fidelity New Markets Income Fund	0.4	0.4
Fidelity Real Estate Income Fund	0.3	0.3
Spartan Inflation-Protected Bond Index Fund Investor Class	1.5	0.0
Spartan Long-Term Treasury Bond Index Fund Investor Class	1.4	1.8
Spartan U.S. Bond Index Fund Investor Class	28.7	27.1
	33.0	30.3
Money Market Funds
Fidelity Institutional Prime Money Market Portfolio Class I 0.28%	2.4	2.2
Net Other Assets (Liabilities)	0.0	0.0
	100.0	100.0

Fidelity Health Care Services Portfolio was formerly known as Fidelity Medical Delivery Portfolio and
Fidelity Software and IT Services Portfolio was formerly known as Fidelity Software and Computer Services Portfolio

Asset Allocation (% of fund's net assets)

As of December 31, 2015
Domestic Equity Funds	43.8%
International Equity Funds	20.8%
Fixed-Income Funds	33.0%
Money Market Funds	2.4%

As of June 30, 2015
Domestic Equity Funds	43.7%
International Equity Funds	23.8%
Fixed-Income Funds	30.3%
Money Market Funds	2.2%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP FundsManager® 60% Portfolio

Investments December 31, 2015

Showing Percentage of Net Assets

Equity Funds - 64.6%
	Shares	Value
Domestic Equity Funds - 43.8%
Fidelity Air Transportation Portfolio (a)	220,346	$13,725,321
Fidelity Automotive Portfolio (a)	196,464	7,805,525
Fidelity Banking Portfolio (a)	5,827,026	149,055,336
Fidelity Blue Chip Growth Fund (a)	935,966	64,553,577
Fidelity Blue Chip Value Fund (a)	2,374,397	37,254,283
Fidelity Brokerage and Investment Management Portfolio (a)	121,047	7,759,106
Fidelity Chemicals Portfolio (a)	446,253	58,369,909
Fidelity Computers Portfolio (a)	385,503	26,302,858
Fidelity Construction and Housing Portfolio (a)	1,052,952	61,113,323
Fidelity Consumer Discretionary Portfolio (a)	7,377,952	252,104,622
Fidelity Consumer Finance Portfolio (a)	256,486	3,121,435
Fidelity Consumer Staples Portfolio (a)	2,539,028	231,762,488
Fidelity Contrafund (a)	799,842	79,144,355
Fidelity Defense and Aerospace Portfolio (a)	368,856	42,414,711
Fidelity Dividend Growth Fund (a)	2,670	80,881
Fidelity Electronics Portfolio (a)	454,322	34,342,184
Fidelity Energy Portfolio (a)	3,665,597	128,919,047
Fidelity Energy Service Portfolio (a)	325,355	13,352,567
Fidelity Financial Services Portfolio (a)	2,954,219	248,213,518
Fidelity Global Commodity Stock Fund (a)	14,376	126,363
Fidelity Gold Portfolio (a)(b)	28,629	386,492
Fidelity Health Care Portfolio (a)	1,151,352	239,665,518
Fidelity Health Care Services Portfolio (a)	310,698	26,229,149
Fidelity Industrial Equipment Portfolio (a)	1,283,146	46,809,163
Fidelity Industrials Portfolio (a)	5,333,569	155,793,541
Fidelity Insurance Portfolio (a)	1,110,101	75,120,539
Fidelity IT Services Portfolio (a)	1,162,917	46,481,797
Fidelity Large Cap Stock Fund (a)	1,714,348	44,795,923
Fidelity Leisure Portfolio (a)	48,979	6,364,294
Fidelity Low-Priced Stock Fund (a)	565,848	27,019,263
Fidelity Magellan Fund (a)	745	66,668
Fidelity Materials Portfolio (a)	105,148	7,218,422
Fidelity Medical Equipment and Systems Portfolio (a)	1,386,013	49,716,300
Fidelity Mega Cap Stock Fund (a)	1,297,826	20,272,043
Fidelity Mid Cap Value Fund (a)	540,150	12,066,946
Fidelity OTC Portfolio (a)	151,896	12,672,706
Fidelity Pharmaceuticals Portfolio (a)	3,168,217	65,170,232
Fidelity Real Estate Investment Portfolio (a)	754,617	30,622,375
Fidelity Retailing Portfolio (a)	482,106	50,722,386
Fidelity Series Commodity Strategy Fund (a)(b)	1,149	5,609
Fidelity Small Cap Growth Fund (a)	13,215	247,118
Fidelity Small Cap Stock Fund (a)	962,146	16,712,482
Fidelity Small Cap Value Fund (a)	17,333	290,157
Fidelity Software and IT Services Portfolio (a)	723,246	87,809,252
Fidelity Stock Selector All Cap Fund (a)	5,612	188,234
Fidelity Stock Selector Large Cap Value Fund (a)	2,782,055	45,291,854
Fidelity Technology Portfolio (a)	3,043,225	359,374,491
Fidelity Telecommunications Portfolio (a)	1,326,229	80,289,885
Fidelity Utilities Portfolio (a)	458,994	29,449,054
Fidelity Value Discovery Fund (a)	801,723	18,519,807
Spartan 500 Index Fund Investor Class (a)	2,453	176,093

TOTAL DOMESTIC EQUITY FUNDS		3,015,069,202

International Equity Funds - 20.8%
Fidelity China Region Fund (a)	197,896	5,030,513
Fidelity Diversified International Fund (a)	14,268,571	500,256,086
Fidelity Emerging Asia Fund (a)	1,524,537	45,751,359
Fidelity Emerging Markets Fund (a)	35,786	778,337
Fidelity Europe Fund (a)	2,028,649	73,376,220
Fidelity International Discovery Fund (a)	3,322,034	130,921,373
Fidelity International Real Estate Fund (a)	20,219	202,590
Fidelity International Small Cap Fund (a)	951,946	21,057,050
Fidelity International Small Cap Opportunities Fund (a)	4,214,264	62,876,817
Fidelity International Value Fund (a)	514,299	4,129,818
Fidelity Japan Fund (a)	3,874,524	45,758,125
Fidelity Japan Smaller Companies Fund (a)	3,149,974	43,595,638
Fidelity Nordic Fund (a)	588,240	27,570,823
Fidelity Overseas Fund (a)	8,322,170	340,043,852
Fidelity Pacific Basin Fund (a)	1,181,591	31,099,487
Spartan International Index Fund Investor Class (a)	2,642,054	94,928,995

TOTAL INTERNATIONAL EQUITY FUNDS		1,427,377,083

TOTAL EQUITY FUNDS
(Cost $3,802,262,002)		4,442,446,285

Fixed-Income Funds - 33.0%
Fidelity Floating Rate High Income Fund (a)	4,486,646	40,963,078
Fidelity Focused High Income Fund (a)	93,094	745,686
Fidelity High Income Fund (a)	906,763	7,208,765
Fidelity New Markets Income Fund (a)	1,615,249	23,453,410
Fidelity Real Estate Income Fund (a)	1,985,275	22,314,496
Spartan Inflation-Protected Bond Index Fund Investor Class (a)	11,153,338	104,618,313
Spartan Long-Term Treasury Bond Index Fund Investor Class (a)	7,271,861	92,788,952
Spartan U.S. Bond Index Fund Investor Class (a)	171,997,960	1,976,256,563
TOTAL FIXED-INCOME FUNDS
(Cost $2,266,051,946)		2,268,349,263

Money Market Funds - 2.4%
Fidelity Institutional Prime Money Market Portfolio Class I 0.28% (a)(c)
(Cost $166,740,668)	166,740,668	166,740,668
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $6,235,054,616)		6,877,536,216
NET OTHER ASSETS (LIABILITIES) - 0.0%		(1,211,829)
NET ASSETS - 100%		$6,876,324,387

Legend

 (a) Affiliated Fund

 (b) Non-income producing

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
(Fidelity Health Care Services Portfolio was formerly known as Fidelity Medical Delivery Portfolio and Fidelity Software and IT Services Portfolio was formerly known as Fidelity Software and Computer Services Portfolio)

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Air Transportation Portfolio	$19,342,093	$1,196,576	$4,200,000	$35,925	$13,725,321
Fidelity Automotive Portfolio	15,571,453	1,339,434	7,987,706	85,895	7,805,525
Fidelity Banking Portfolio	151,614,028	13,795,779	8,713,500	1,589,570	149,055,336
Fidelity Biotechnology Portfolio	489,424	--	590,396	--	--
Fidelity Blue Chip Growth Fund	46,320,409	42,399,398	23,750,503	20,235	64,553,577
Fidelity Blue Chip Value Fund	7,283,246	33,173,448	2,181,622	577,572	37,254,283
Fidelity Brokerage and Investment	52,970,970	840,459	39,405,038	137,135	7,759,106
Fidelity Canada Fund	141,644	--	136,932	--	--
Fidelity Chemicals Portfolio	81,563,050	15,118,458	30,589,533	798,447	58,369,909
Fidelity China Region Fund	13,952,676	4,558,113	10,548,301	59,252	5,030,513
Fidelity Communications Equipment Portfolio	17,337,152	65,886	16,307,968	5,990	--
Fidelity Computers Portfolio	143,066,671	5,642,194	110,279,458	467,110	26,302,858
Fidelity Construction and Housing Portfolio	55,017,119	8,945,916	4,800,000	235,492	61,113,323
Fidelity Consumer Discretionary Portfolio	243,937,218	38,863,476	34,429,294	1,287,197	252,104,622
Fidelity Consumer Finance Portfolio	10,722,560	505,615	7,440,000	50,965	3,121,435
Fidelity Consumer Staples Portfolio	278,534,436	52,608,853	84,774,539	3,595,051	231,762,488
Fidelity Contrafund	169,259	80,858,265	1,550,224	238,042	79,144,355
Fidelity Defense and Aerospace Portfolio	--	44,413,650	--	236,092	42,414,711
Fidelity Diversified International Fund	365,344,082	355,215,718	217,984,851	5,081,286	500,256,086
Fidelity Dividend Growth Fund	81,392	6,950	--	1,172	80,881
Fidelity Electronics Portfolio	77,196,627	10,532,038	45,500,000	372,020	34,342,184
Fidelity Emerging Asia Fund	54,499,269	11,884,449	13,817,727	201,055	45,751,359
Fidelity Emerging Europe, Middle East,	601,148	--	636,510	--	--
Fidelity Emerging Markets Discovery Fund	85,477	--	86,505	--	--
Fidelity Emerging Markets Fund	37,428,113	3,917	33,796,887	3,917	778,337
Fidelity Energy Portfolio	98,588,012	65,618,929	2,246,217	1,372,252	128,919,047
Fidelity Energy Service Portfolio	44,946,363	11,442,454	33,296,735	128,712	13,352,567
Fidelity Equity Dividend Income Fund	142,536	447	145,128	--	--
Fidelity Europe Fund	37,608,202	37,112,180	38,571	848,745	73,376,220
Fidelity Financial Services Portfolio	291,238,067	12,911,848	39,592,582	2,259,408	248,213,518
Fidelity Floating Rate High Income Fund	42,923,786	1,698,966	1,477,833	1,698,966	40,963,078
Fidelity Focused High Income Fund	760,330	35,296	--	35,296	745,686
Fidelity Fund	97,564	--	102,049	--	--
Fidelity Global Commodity Stock Fund	174,270	3,513	--	3,373	126,363
Fidelity Gold Portfolio	470,661	--	--	--	386,492
Fidelity Growth & Income Portfolio	1,038,933	--	1,063,350	--	--
Fidelity Growth Company Fund	4,329,177	6,860	4,532,742	--	--
Fidelity Growth Discovery Fund	11,404,528	--	11,379,544	--	--
Fidelity Health Care Portfolio	356,158,155	43,731,875	154,278,963	--	239,665,518
Fidelity Health Care Services Portfolio	3,796,276	24,796,214	500,000	5,491	26,229,149
Fidelity High Income Fund	7,620,339	436,740	--	436,740	7,208,765
Fidelity Industrial Equipment Portfolio	39,988,029	12,233,468	4,129,564	221,200	46,809,163
Fidelity Industrials Portfolio	147,959,049	55,965,520	33,993,188	1,063,920	155,793,541
Fidelity Institutional Prime Money Market	30,780,345	287,524,532	151,564,209	135,306	166,740,668
Fidelity Insurance Portfolio	64,564,278	11,590,691	900,000	785,142	75,120,539
Fidelity International Capital Appreciation	80,905,801	--	85,453,754	--	--
Fidelity International Discovery Fund	132,436,203	14,843,871	22,506,790	1,344,742	130,921,373
Fidelity International Growth Fund	19,401,332	--	21,209,018	--	--
Fidelity International Real Estate Fund	199,036	5,677	--	3,300	202,590
Fidelity International Small Cap Fund	--	30,636,690	7,700,000	366,589	21,057,050
Fidelity International Small Cap	28,373,457	38,640,258	5,832,336	247,840	62,876,817
Fidelity International Value Fund	21,779,575	58,821	19,040,000	58,821	4,129,818
Fidelity IT Services Portfolio	192,761	59,270,879	13,564,634	--	46,481,797
Fidelity Japan Fund	354,586	47,526,334	--	265,673	45,758,125
Fidelity Japan Smaller Companies Fund	20,085,340	21,228,590	--	281,897	43,595,638
Fidelity Large Cap Stock Fund	68,266,698	16,409,356	35,386,776	583,699	44,795,923
Fidelity Latin America Fund	93,973	--	91,919	--	--
Fidelity Leisure Portfolio	13,490,235	490,568	7,700,000	76,742	6,364,294
Fidelity Leveraged Company Stock Fund	--	--	--	--	--
Fidelity Low-Priced Stock Fund	--	43,607,784	16,320,000	324,437	27,019,263
Fidelity Magellan Fund	64,070	4,918	--	380	66,668
Fidelity Materials Portfolio	--	7,610,717	--	77,599	7,218,422
Fidelity Medical Equipment and Systems	11,593,811	40,787,048	--	7,932	49,716,300
Fidelity Mega Cap Stock Fund	20,567,174	817,962	--	310,210	20,272,043
Fidelity Mid Cap Value Fund	10,192,924	43,294,126	39,958,001	407,527	12,066,946
Fidelity Multimedia Portfolio	39,989,916	504,873	39,780,965	5,762	--
Fidelity Natural Gas Portfolio	12,002,025	24,471	10,721,279	24,471	--
Fidelity New Markets Income Fund	35,437,824	1,500,958	12,239,126	1,500,945	23,453,410
Fidelity Nordic Fund	32,523,084	358,240	8,000,000	328,048	27,570,823
Fidelity OTC Portfolio	26,269,717	2,048,299	16,797,876	--	12,672,706
Fidelity Overseas Fund	185,415,776	142,656,840	--	3,152,819	340,043,852
Fidelity Pacific Basin Fund	42,210,965	1,477,310	12,450,000	407,301	31,099,487
Fidelity Pharmaceuticals Portfolio	79,689,802	8,662,375	22,500,000	520,024	65,170,232
Fidelity Real Estate Income Fund	21,932,434	1,193,876	--	922,193	22,314,496
Fidelity Real Estate Investment Portfolio	29,301,622	17,752,321	14,879,259	503,889	30,622,375
Fidelity Retailing Portfolio	38,923,561	6,455,650	1,900,000	87,074	50,722,386
Fidelity Series Commodity Strategy Fund	7,506	--	--	--	5,609
Fidelity Small Cap Discovery Fund	1,202,794	--	1,220,782	--	--
Fidelity Small Cap Growth Fund	233,588	10,264	--	--	247,118
Fidelity Small Cap Stock Fund	--	18,867,726	--	64,507	16,712,482
Fidelity Small Cap Value Fund	294,883	30,047	--	2,463	290,157
Fidelity Software and IT Services Portfolio	51,782,816	67,624,439	32,697,144	35,793	87,809,252
Fidelity Stock Selector All Cap Fund	188,333	9,230	--	1,221	188,234
Fidelity Stock Selector Large Cap Value Fund	42,415,433	24,341,289	19,791,866	568,507	45,291,854
Fidelity Technology Portfolio	292,437,067	82,757,958	22,030,245	293,835	359,374,491
Fidelity Telecom and Utilities Fund	810,232	--	822,991	--	--
Fidelity Telecommunications Portfolio	16,331,387	79,670,280	17,197,291	862,793	80,289,885
Fidelity Transportation Portfolio	40,097,707	230,525	36,191,433	32,510	--
Fidelity Utilities Portfolio	56,276,953	12,077,245	32,884,726	776,640	29,449,054
Fidelity Value Discovery Fund	9,177,687	10,417,805	--	308,714	18,519,807
Spartan 500 Index Fund Investor Class	173,817	4,767	--	3,659	176,093
Spartan Inflation-Protected Bond Index Fund	--	107,198,927	593,111	--	104,618,313
Spartan International Index Fund Investor	179,433,070	3,905,524	89,010,000	2,445,467	94,928,995
Spartan Long-Term Treasury Bond Index Fund	31,242,641	122,706,572	50,993,936	2,994,811	92,788,952
Spartan U.S. Bond Index Fund Investor Class	2,047,710,379	174,408,093	204,788,737	46,453,258	1,976,256,563
	$6,599,368,411	$2,539,207,628	$2,061,002,164	$90,728,063	$6,877,536,216

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager® 60% Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (cost $6,235,054,616) — See accompanying schedule		$6,877,536,216
Receivable for investments sold		5,443,594
Receivable for fund shares sold		255,329
Total assets		6,883,235,139
Liabilities
Payable to custodian bank	$833
Payable for investments purchased	4,664,972
Payable for fund shares redeemed	1,033,157
Accrued management fee	1,149,260
Distribution and service plan fees payable	62,530
Total liabilities		6,910,752
Net Assets		$6,876,324,387
Net Assets consist of:
Paid in capital		$6,023,220,428
Undistributed net investment income		321,117
Accumulated undistributed net realized gain (loss) on investments		210,301,242
Net unrealized appreciation (depreciation) on investments		642,481,600
Net Assets		$6,876,324,387
Service Class:
Net Asset Value, offering price and redemption price per share ($59,949 ÷ 5,419 shares)		$11.06
Service Class 2:
Net Asset Value, offering price and redemption price per share ($497,767,784 ÷ 45,085,738 shares)		$11.04
Investor Class:
Net Asset Value, offering price and redemption price per share ($6,378,496,654 ÷ 576,684,008 shares)		$11.06

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Income distributions from underlying funds		$90,728,063
Expenses
Management fee	$17,253,883
Distribution and service plan fees	1,181,256
Independent trustees' compensation	27,888
Total expenses before reductions	18,463,027
Expense reductions	(3,930,631)	14,532,396
Net investment income (loss)		76,195,667
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	95,806,181
Capital gain distributions from underlying funds	146,216,637
Total net realized gain (loss)		242,022,818
Change in net unrealized appreciation (depreciation) on underlying funds		(295,843,842)
Net gain (loss)		(53,821,024)
Net increase (decrease) in net assets resulting from operations		$22,374,643

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$76,195,667	$81,340,804
Net realized gain (loss)	242,022,818	500,769,331
Change in net unrealized appreciation (depreciation)	(295,843,842)	(241,588,513)
Net increase (decrease) in net assets resulting from operations	22,374,643	340,521,622
Distributions to shareholders from net investment income	(75,874,550)	(81,347,441)
Distributions to shareholders from net realized gain	(467,815,616)	(171,896,460)
Total distributions	(543,690,166)	(253,243,901)
Share transactions - net increase (decrease)	799,417,199	101,007,004
Total increase (decrease) in net assets	278,101,676	188,284,725
Net Assets
Beginning of period	6,598,222,711	6,409,937,986
End of period (including undistributed net investment income of $321,117 and $0, respectively)	$6,876,324,387	$6,598,222,711

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP FundsManager 60% Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$11.97	$11.81	$10.44	$9.53	$9.88
Income from Investment Operations
Net investment income (loss)A	.13	.15	.13	.15	.18
Net realized and unrealized gain (loss)	(.07)	.48	1.80	.94	(.37)
Total from investment operations	.06	.63	1.93	1.09	(.19)
Distributions from net investment income	(.13)	(.15)	(.13)	(.15)	(.14)
Distributions from net realized gain	(.84)	(.32)	(.43)	(.03)	(.02)
Total distributions	(.97)	(.47)	(.56)	(.18)	(.16)
Net asset value, end of period	$11.06	$11.97	$11.81	$10.44	$9.53
Total ReturnB,C	.41%	5.40%	18.62%	11.48%	(1.92)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.11%	1.26%	1.18%	1.51%	1.77%
Supplemental Data
Net assets, end of period (000 omitted)	$60	$69	$75	$66	$58
Portfolio turnover rateD	30%	36%	21%	19%	9%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Amounts do not include the activity of the Underlying Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP FundsManager 60% Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$11.95	$11.79	$10.43	$9.52	$9.88
Income from Investment Operations
Net investment income (loss)A	.11	.13	.12	.14	.16
Net realized and unrealized gain (loss)	(.07)	.48	1.78	.94	(.37)
Total from investment operations	.04	.61	1.90	1.08	(.21)
Distributions from net investment income	(.11)	(.13)	(.12)	(.14)	(.13)
Distributions from net realized gain	(.84)	(.32)	(.43)	(.03)	(.02)
Total distributions	(.95)	(.45)	(.54)B	(.17)	(.15)
Net asset value, end of period	$11.04	$11.95	$11.79	$10.43	$9.52
Total ReturnC,D	.27%	5.26%	18.39%	11.35%	(2.08)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	.96%	1.11%	1.03%	1.36%	1.62%
Supplemental Data
Net assets, end of period (000 omitted)	$497,768	$425,719	$372,191	$254,505	$45,494
Portfolio turnover rateE	30%	36%	21%	19%	9%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.54 per share is comprised of distributions from net investment income of $.119 and distributions from net realized gain of $.425 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP FundsManager 60% Portfolio Investor Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$11.97	$11.81	$10.44	$9.52	$9.88
Income from Investment Operations
Net investment income (loss)A	.13	.15	.13	.15	.17
Net realized and unrealized gain (loss)	(.07)	.48	1.80	.95	(.37)
Total from investment operations	.06	.63	1.93	1.10	(.20)
Distributions from net investment income	(.13)	(.15)	(.13)	(.15)	(.14)
Distributions from net realized gain	(.84)	(.32)	(.43)	(.03)	(.02)
Total distributions	(.97)	(.47)	(.56)	(.18)	(.16)
Net asset value, end of period	$11.06	$11.97	$11.81	$10.44	$9.52
Total ReturnB,C	.41%	5.40%	18.62%	11.60%	(2.02)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.11%	1.26%	1.18%	1.51%	1.77%
Supplemental Data
Net assets, end of period (000 omitted)	$6,378,497	$6,172,435	$6,037,672	$5,275,474	$4,094,228
Portfolio turnover rateD	30%	36%	21%	19%	9%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Amounts do not include the activity of the Underlying Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager® 70% Portfolio

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
Fidelity Air Transportation Portfolio	0.2	0.2
Fidelity Banking Portfolio	2.7	2.7
Fidelity Blue Chip Growth Fund	2.0	1.6
Fidelity Blue Chip Value Fund	1.3	0.4
Fidelity Brokerage and Investment Management Portfolio	0.1	1.0
Fidelity Chemicals Portfolio	0.7	1.0
Fidelity Computers Portfolio	0.4	1.2
Fidelity Construction and Housing Portfolio	1.2	1.1
Fidelity Consumer Discretionary Portfolio	3.7	4.7
Fidelity Consumer Staples Portfolio	3.7	3.3
Fidelity Contrafund	1.6	0.0
Fidelity Defense and Aerospace Portfolio	0.7	0.6
Fidelity Dividend Growth Fund	0.0	0.0
Fidelity Electronics Portfolio	0.5	1.6
Fidelity Energy Portfolio	2.0	2.2
Fidelity Energy Service Portfolio	0.2	0.5
Fidelity Financial Services Portfolio	3.3	3.9
Fidelity Gold Portfolio	0.0	0.0
Fidelity Health Care Portfolio	3.5	5.5
Fidelity Health Care Services Portfolio	0.7	0.8
Fidelity Industrial Equipment Portfolio	0.7	0.0
Fidelity Industrials Portfolio	2.6	2.9
Fidelity Insurance Portfolio	1.2	0.8
Fidelity IT Services Portfolio	0.7	0.5
Fidelity Large Cap Stock Fund	0.6	1.5
Fidelity Low-Priced Stock Fund	0.9	0.0
Fidelity Magellan Fund	0.0	0.0
Fidelity Materials Portfolio	0.2	0.0
Fidelity Medical Equipment and Systems Portfolio	1.1	0.9
Fidelity Mega Cap Stock Fund	0.3	0.3
Fidelity Mid Cap Value Fund	0.9	2.0
Fidelity Nasdaq Composite Index Fund	0.2	0.2
Fidelity OTC Portfolio	0.0	0.4
Fidelity Pharmaceuticals Portfolio	0.6	0.1
Fidelity Real Estate Investment Portfolio	0.4	0.4
Fidelity Retailing Portfolio	0.9	0.8
Fidelity Series Commodity Strategy Fund	0.0	0.0
Fidelity Small Cap Stock Fund	0.4	0.4
Fidelity Software and IT Services Portfolio	1.4	0.3
Fidelity Stock Selector Large Cap Value Fund	1.1	1.4
Fidelity Technology Portfolio	5.6	4.7
Fidelity Telecommunications Portfolio	1.4	0.0
Fidelity Utilities Portfolio	0.3	0.2
Fidelity Value Discovery Fund	0.7	0.2
Spartan 500 Index Fund Investor Class	0.0	0.0
Fidelity Leisure Portfolio	0.0	0.0
Fidelity Natural Gas Portfolio	0.0	0.1
Fidelity Transportation Portfolio	0.0	0.1
	50.7	50.5
International Equity Funds
Fidelity China Region Fund	0.1	0.2
Fidelity Diversified International Fund	6.7	10.4
Fidelity Emerging Asia Fund	0.6	0.9
Fidelity Emerging Markets Fund	0.1	0.8
Fidelity Europe Fund	2.2	2.2
Fidelity International Capital Appreciation Fund	0.0	0.2
Fidelity International Discovery Fund	2.2	2.3
Fidelity International Real Estate Fund	0.0	0.0
Fidelity International Small Cap Fund	0.5	0.5
Fidelity International Small Cap Opportunities Fund	1.0	0.7
Fidelity Japan Fund	0.8	0.9
Fidelity Japan Smaller Companies Fund	0.8	0.6
Fidelity Overseas Fund	7.2	4.6
Fidelity Pacific Basin Fund	0.4	0.6
Spartan International Index Fund Investor Class	1.2	2.1
Fidelity International Growth Fund	0.0	0.0
	23.8	27.0
Fixed-Income Funds
Fidelity Floating Rate High Income Fund	0.6	0.6
Fidelity Focused High Income Fund	0.1	0.1
Fidelity High Income Fund	0.0	0.0
Fidelity New Markets Income Fund	0.4	0.4
Fidelity Real Estate Income Fund	0.3	0.3
Spartan Inflation-Protected Bond Index Fund Investor Class	1.5	0.0
Spartan Long-Term Treasury Bond Index Fund Investor Class	1.4	1.8
Spartan U.S. Bond Index Fund Investor Class	18.8	17.2
	23.1	20.4
Money Market Funds
Fidelity Institutional Prime Money Market Portfolio Class I 0.28%	2.4	2.1
Net Other Assets (Liabilities)	0.0	0.0
	100.0	100.0

Fidelity Health Care Services Portfolio was formerly known as Fidelity Medical Delivery Portfolio and
Fidelity Software and IT Services Portfolio was formerly known as Fidelity Software and Computer Services Portfolio

Asset Allocation (% of fund's net assets)

As of December 31, 2015
Domestic Equity Funds	50.7%
International Equity Funds	23.8%
Fixed-Income Funds	23.1%
Money Market Funds	2.4%

As of June 30, 2015
Domestic Equity Funds	50.5%
International Equity Funds	27.0%
Fixed-Income Funds	20.4%
Money Market Funds	2.1%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP FundsManager® 70% Portfolio

Investments December 31, 2015

Showing Percentage of Net Assets

Equity Funds - 74.5%
	Shares	Value
Domestic Equity Funds - 50.7%
Fidelity Air Transportation Portfolio (a)	28,127	$1,752,055
Fidelity Banking Portfolio (a)	1,190,123	30,443,354
Fidelity Blue Chip Growth Fund (a)	326,746	22,535,638
Fidelity Blue Chip Value Fund (a)	944,103	14,812,968
Fidelity Brokerage and Investment Management Portfolio (a)	16,678	1,069,066
Fidelity Chemicals Portfolio (a)	57,463	7,516,222
Fidelity Computers Portfolio (a)	61,726	4,211,545
Fidelity Construction and Housing Portfolio (a)	222,342	12,904,758
Fidelity Consumer Discretionary Portfolio (a)	1,214,244	41,490,727
Fidelity Consumer Staples Portfolio (a)	451,092	41,175,715
Fidelity Contrafund (a)	183,408	18,148,209
Fidelity Defense and Aerospace Portfolio (a)	62,976	7,241,652
Fidelity Dividend Growth Fund (a)	551	16,682
Fidelity Electronics Portfolio (a)	66,878	5,055,291
Fidelity Energy Portfolio (a)	624,182	21,952,494
Fidelity Energy Service Portfolio (a)	59,536	2,443,375
Fidelity Financial Services Portfolio (a)	430,510	36,171,417
Fidelity Gold Portfolio (a)(b)	4,361	58,879
Fidelity Health Care Portfolio (a)	188,047	39,143,901
Fidelity Health Care Services Portfolio (a)	88,695	7,487,609
Fidelity Industrial Equipment Portfolio (a)	200,351	7,308,805
Fidelity Industrials Portfolio (a)	990,268	28,925,716
Fidelity Insurance Portfolio (a)	197,585	13,370,609
Fidelity IT Services Portfolio (a)	194,704	7,782,314
Fidelity Large Cap Stock Fund (a)	238,943	6,243,589
Fidelity Low-Priced Stock Fund (a)	219,888	10,499,657
Fidelity Magellan Fund (a)	234	20,911
Fidelity Materials Portfolio (a)	39,521	2,713,126
Fidelity Medical Equipment and Systems Portfolio (a)	325,273	11,667,533
Fidelity Mega Cap Stock Fund (a)	190,556	2,976,491
Fidelity Mid Cap Value Fund (a)	462,986	10,343,099
Fidelity Nasdaq Composite Index Fund (a)	28,499	1,868,971
Fidelity OTC Portfolio (a)	5,173	431,553
Fidelity Pharmaceuticals Portfolio (a)	351,050	7,221,097
Fidelity Real Estate Investment Portfolio (a)	122,755	4,981,409
Fidelity Retailing Portfolio (a)	93,134	9,798,609
Fidelity Series Commodity Strategy Fund (a)(b)	1,089	5,316
Fidelity Small Cap Stock Fund (a)	249,711	4,337,477
Fidelity Software and IT Services Portfolio (a)	127,719	15,506,370
Fidelity Stock Selector Large Cap Value Fund (a)	718,259	11,693,249
Fidelity Technology Portfolio (a)	529,063	62,477,056
Fidelity Telecommunications Portfolio (a)	248,151	15,023,040
Fidelity Utilities Portfolio (a)	57,980	3,719,984
Fidelity Value Discovery Fund (a)	316,388	7,308,562
Spartan 500 Index Fund Investor Class (a)	348	25,015

TOTAL DOMESTIC EQUITY FUNDS		561,881,115

International Equity Funds - 23.8%
Fidelity China Region Fund (a)	24,589	625,046
Fidelity Diversified International Fund (a)	2,124,624	74,489,316
Fidelity Emerging Asia Fund (a)	212,025	6,362,876
Fidelity Emerging Markets Fund (a)	69,107	1,503,073
Fidelity Europe Fund (a)	662,968	23,979,545
Fidelity International Capital Appreciation Fund (a)	29,695	493,228
Fidelity International Discovery Fund (a)	603,839	23,797,296
Fidelity International Real Estate Fund (a)	1,644	16,472
Fidelity International Small Cap Fund (a)	240,318	5,315,824
Fidelity International Small Cap Opportunities Fund (a)	721,306	10,761,880
Fidelity Japan Fund (a)	788,775	9,315,436
Fidelity Japan Smaller Companies Fund (a)	644,589	8,921,108
Fidelity Overseas Fund (a)	1,949,357	79,650,717
Fidelity Pacific Basin Fund (a)	176,311	4,640,495
Spartan International Index Fund Investor Class (a)	384,465	13,813,833

TOTAL INTERNATIONAL EQUITY FUNDS		263,686,145

TOTAL EQUITY FUNDS
(Cost $754,471,748)		825,567,260

Fixed-Income Funds - 23.1%
Fidelity Floating Rate High Income Fund (a)	673,804	6,151,835
Fidelity Focused High Income Fund (a)	85,818	687,400
Fidelity High Income Fund (a)	63,035	501,125
Fidelity New Markets Income Fund (a)	269,226	3,909,162
Fidelity Real Estate Income Fund (a)	321,062	3,608,742
Spartan Inflation-Protected Bond Index Fund Investor Class (a)	1,801,797	16,900,858
Spartan Long-Term Treasury Bond Index Fund Investor Class (a)	1,248,825	15,935,008
Spartan U.S. Bond Index Fund Investor Class (a)	18,192,009	209,026,186
TOTAL FIXED-INCOME FUNDS
(Cost $253,052,450)		256,720,316

Money Market Funds - 2.4%
Fidelity Institutional Prime Money Market Portfolio Class I 0.28% (a)(c)
(Cost $26,701,665)	26,701,665	26,701,665
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $1,034,225,863)		1,108,989,241
NET OTHER ASSETS (LIABILITIES) - 0.0%		(187,470)
NET ASSETS - 100%		$1,108,801,771

Legend

 (a) Affiliated Fund

 (b) Non-income producing

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
(Fidelity Health Care Services Portfolio was formerly known as Fidelity Medical Delivery Portfolio and Fidelity Software and IT Services Portfolio was formerly known as Fidelity Software and Computer Services Portfolio)

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Air Transportation Portfolio	$2,939,818	$151,215	$1,000,000	$4,442	$1,752,055
Fidelity Automotive Portfolio	2,692,911	--	2,581,537	--	--
Fidelity Banking Portfolio	26,377,616	6,882,140	1,194,594	316,564	30,443,354
Fidelity Biotechnology Portfolio	26,247	--	31,662	--	--
Fidelity Blue Chip Growth Fund	19,675,213	8,379,980	5,548,845	7,597	22,535,638
Fidelity Blue Chip Value Fund	2,776,361	12,703,996	205,694	181,876	14,812,968
Fidelity Brokerage and Investment	12,417,360	159,833	10,273,305	25,089	1,069,066
Fidelity Canada Fund	105,307	--	101,803	--	--
Fidelity Chemicals Portfolio	12,978,565	2,805,684	7,114,149	105,161	7,516,222
Fidelity China Region Fund	222,405	2,227,291	1,400,000	7,362	625,046
Fidelity Communications Equipment Portfolio	582,603	--	596,509	--	--
Fidelity Computers Portfolio	20,564,166	1,174,286	15,570,474	69,125	4,211,545
Fidelity Construction and Housing Portfolio	11,314,411	1,350,858	147,508	49,786	12,904,758
Fidelity Consumer Discretionary Portfolio	45,729,066	7,206,938	12,246,824	217,172	41,490,727
Fidelity Consumer Finance Portfolio	1,120,890	--	1,100,224	--	--
Fidelity Consumer Staples Portfolio	45,115,479	14,696,518	16,123,985	639,378	41,175,715
Fidelity Contrafund	35,204	18,389,662	86,516	54,459	18,148,209
Fidelity Defense and Aerospace Portfolio	--	8,239,493	290,000	53,559	7,241,652
Fidelity Diversified International Fund	47,754,428	89,266,448	63,447,421	737,089	74,489,316
Fidelity Dividend Growth Fund	16,787	1,433	--	242	16,682
Fidelity Electronics Portfolio	16,610,832	1,999,689	12,047,508	57,889	5,055,291
Fidelity Emerging Asia Fund	5,612,242	4,312,658	2,352,596	28,023	6,362,876
Fidelity Emerging Markets Fund	11,650,330	7,564	9,061,339	7,564	1,503,073
Fidelity Energy Portfolio	15,122,782	13,718,043	801,831	232,221	21,952,494
Fidelity Energy Service Portfolio	6,651,143	2,154,789	5,058,991	20,775	2,443,375
Fidelity Equity Dividend Income Fund	14,767	46	15,036	--	--
Fidelity Europe Fund	18,158,908	5,704,692	--	277,372	23,979,545
Fidelity Financial Services Portfolio	40,339,534	4,468,721	6,284,604	329,309	36,171,417
Fidelity Floating Rate High Income Fund	6,583,097	255,146	358,652	255,146	6,151,835
Fidelity Focused High Income Fund	700,899	32,538	--	32,538	687,400
Fidelity Fund	25,945	--	27,138	--	--
Fidelity Gold Portfolio	71,702	--	--	--	58,879
Fidelity Growth & Income Portfolio	397,927	--	407,279	--	--
Fidelity Growth Company Fund	622,018	986	654,147	--	--
Fidelity Growth Discovery Fund	801,724	--	816,489	--	--
Fidelity Health Care Portfolio	58,224,611	8,842,376	27,161,466	--	39,143,901
Fidelity Health Care Services Portfolio	1,131,412	7,226,023	999,928	1,560	7,487,609
Fidelity High Income Fund	529,736	30,361	--	30,361	501,125
Fidelity Industrial Equipment Portfolio	--	7,418,685	--	20,883	7,308,805
Fidelity Industrials Portfolio	26,238,381	12,468,230	7,117,556	197,878	28,925,716
Fidelity Institutional Prime Money Market	4,986,661	50,535,821	28,820,817	21,303	26,701,665
Fidelity Insurance Portfolio	9,070,907	4,975,351	499,621	135,196	13,370,609
Fidelity International Capital Appreciation	8,363,956	7,603	8,409,312	2,018	493,228
Fidelity International Discovery Fund	43,303,275	3,564,912	25,483,875	244,431	23,797,296
Fidelity International Growth Fund	372,757	--	407,499	--	--
Fidelity International Real Estate Fund	16,183	462	--	268	16,472
Fidelity International Small Cap Fund	--	7,200,013	1,300,000	84,461	5,315,824
Fidelity International Small Cap	--	10,957,903	--	43,862	10,761,880
Fidelity International Value Fund	120,120	--	127,133	--	--
Fidelity IT Services Portfolio	291,922	11,396,647	4,158,981	--	7,782,314
Fidelity Japan Fund	131,061	9,562,740	--	54,086	9,315,436
Fidelity Japan Smaller Companies Fund	2,639,812	6,018,441	--	57,543	8,921,108
Fidelity Large Cap Stock Fund	16,263,471	8,305,594	16,791,811	118,977	6,243,589
Fidelity Leisure Portfolio	314,416	10,137	325,649	1,472	--
Fidelity Leveraged Company Stock Fund	44,484	--	46,349	--	--
Fidelity Low-Priced Stock Fund	--	15,285,823	4,550,000	128,269	10,499,657
Fidelity Magellan Fund	20,096	1,543	--	119	20,911
Fidelity Materials Portfolio	--	2,843,979	--	29,167	2,713,126
Fidelity Medical Equipment and Systems	2,450,947	9,980,354	--	1,856	11,667,533
Fidelity Mega Cap Stock Fund	14,474,860	120,099	11,800,000	45,547	2,976,491
Fidelity Mid Cap Value Fund	14,384,854	14,830,837	17,249,972	215,168	10,343,099
Fidelity Nasdaq Composite Index Fund	1,749,674	27,659	--	15,561	1,868,971
Fidelity Natural Gas Portfolio	4,057,781	8,274	3,731,949	8,274	--
Fidelity New Markets Income Fund	5,562,127	295,246	1,742,375	237,646	3,909,162
Fidelity OTC Portfolio	4,173,412	983,230	4,776,799	--	431,553
Fidelity Overseas Fund	26,793,766	51,980,804	--	787,622	79,650,717
Fidelity Pacific Basin Fund	5,730,114	720,436	1,800,000	60,775	4,640,495
Fidelity Pharmaceuticals Portfolio	12,289,609	7,297,648	11,060,570	46,067	7,221,097
Fidelity Real Estate Income Fund	3,546,954	193,076	--	149,139	3,608,742
Fidelity Real Estate Investment Portfolio	5,047,496	2,590,644	2,414,997	80,563	4,981,409
Fidelity Retailing Portfolio	7,122,070	1,781,065	500,000	17,182	9,798,609
Fidelity Series Commodity Strategy Fund	7,114	--	--	--	5,316
Fidelity Small Cap Discovery Fund	276,003	--	280,864	--	--
Fidelity Small Cap Growth Fund	140,471	--	145,354	--	--
Fidelity Small Cap Stock Fund	12,293	4,984,436	12,686	22,722	4,337,477
Fidelity Small Cap Value Fund	143,234	--	145,731	--	--
Fidelity Software and IT Services Portfolio	7,735,891	12,328,751	4,991,909	6,297	15,506,370
Fidelity Stock Selector Large Cap Value Fund	15,196,126	5,670,170	8,769,089	146,009	11,693,249
Fidelity Technology Portfolio	47,457,771	20,302,986	6,215,622	50,567	62,477,056
Fidelity Telecommunications Portfolio	2,706,553	14,835,815	2,843,278	161,552	15,023,040
Fidelity Transportation Portfolio	10,191,032	43,118	9,437,840	6,081	--
Fidelity Utilities Portfolio	8,211,678	3,366,099	7,197,412	98,679	3,719,984
Fidelity Value Discovery Fund	3,348,744	5,586,616	1,108,078	136,016	7,308,562
Spartan 500 Index Fund Investor Class	24,691	677	--	520	25,015
Spartan Extended Market Index Fund Investor	194,471	--	201,766	--	--
Spartan Inflation-Protected Bond Index Fund	--	17,287,479	63,815	--	16,900,858
Spartan International Index Fund Investor	57,791,295	903,563	45,679,999	354,194	13,813,833
Spartan Long-Term Treasury Bond Index Fund	5,124,126	20,514,630	8,090,835	487,614	15,935,008
Spartan Total Market Index Fund Investor	--	--	--	--	--
Spartan U.S. Bond Index Fund Investor Class	213,332,450	28,407,306	28,545,527	4,734,014	209,026,186
	$1,027,149,555	$597,984,309	$481,953,124	$12,751,257	$1,108,989,241

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager® 70% Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (cost $1,034,225,863) — See accompanying schedule		$1,108,989,241
Receivable for investments sold		452,194
Receivable for fund shares sold		611,618
Total assets		1,110,053,053
Liabilities
Payable to custodian bank	$942
Payable for investments purchased	1,010,277
Payable for fund shares redeemed	53,602
Accrued management fee	184,971
Distribution and service plan fees payable	1,490
Total liabilities		1,251,282
Net Assets		$1,108,801,771
Net Assets consist of:
Paid in capital		$992,872,602
Undistributed net investment income		93,131
Accumulated undistributed net realized gain (loss) on investments		41,072,660
Net unrealized appreciation (depreciation) on investments		74,763,378
Net Assets		$1,108,801,771
Service Class:
Net Asset Value, offering price and redemption price per share ($71,810 ÷ 5,958 shares)		$12.05
Service Class 2:
Net Asset Value, offering price and redemption price per share ($12,028,191 ÷ 1,000,741 shares)		$12.02
Investor Class:
Net Asset Value, offering price and redemption price per share ($1,096,701,770 ÷ 91,003,003 shares)		$12.05

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Income distributions from underlying funds		$12,751,257
Expenses
Management fee	$2,721,471
Distribution and service plan fees	24,490
Independent trustees' compensation	4,387
Total expenses before reductions	2,750,348
Expense reductions	(555,301)	2,195,047
Net investment income (loss)		10,556,210
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	20,917,922
Capital gain distributions from underlying funds	26,143,839
Total net realized gain (loss)		47,061,761
Change in net unrealized appreciation (depreciation) on underlying funds		(55,109,385)
Net gain (loss)		(8,047,624)
Net increase (decrease) in net assets resulting from operations		$2,508,586

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,556,210	$11,756,273
Net realized gain (loss)	47,061,761	85,084,570
Change in net unrealized appreciation (depreciation)	(55,109,385)	(48,267,458)
Net increase (decrease) in net assets resulting from operations	2,508,586	48,573,385
Distributions to shareholders from net investment income	(10,502,574)	(11,683,920)
Distributions to shareholders from net realized gain	(24,652,156)	(7,877,744)
Total distributions	(35,154,730)	(19,561,664)
Share transactions - net increase (decrease)	114,469,310	121,343,274
Total increase (decrease) in net assets	81,823,166	150,354,995
Net Assets
Beginning of period	1,026,978,605	876,623,610
End of period (including undistributed net investment income of $93,131 and undistributed net investment income of $72,353, respectively)	$1,108,801,771	$1,026,978,605

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP FundsManager 70% Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.40	$12.01	$10.04	$9.04	$9.48
Income from Investment Operations
Net investment income (loss)A	.12	.15	.13	.15	.15
Net realized and unrealized gain (loss)	(.06)	.48	2.05	1.03	(.41)
Total from investment operations	.06	.63	2.18	1.18	(.26)
Distributions from net investment income	(.12)	(.14)	(.12)	(.15)	(.15)
Distributions from net realized gain	(.29)	(.10)	(.09)	(.03)	(.02)
Total distributions	(.41)	(.24)	(.21)	(.18)	(.18)B
Net asset value, end of period	$12.05	$12.40	$12.01	$10.04	$9.04
Total ReturnC,D	.41%	5.24%	21.75%	13.10%	(2.79)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	.97%	1.23%	1.19%	1.57%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$72	$78	$91	$77	$63
Portfolio turnover rateE	44%	49%	31%	24%	16%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.18 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.024 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP FundsManager 70% Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.37	$11.98	$10.02	$9.02	$9.46
Income from Investment Operations
Net investment income (loss)A	.10	.13	.12	.14	.14
Net realized and unrealized gain (loss)	(.06)	.48	2.04	1.03	(.42)
Total from investment operations	.04	.61	2.16	1.17	(.28)
Distributions from net investment income	(.10)	(.13)	(.11)	(.14)	(.14)
Distributions from net realized gain	(.29)	(.10)	(.09)	(.03)	(.02)
Total distributions	(.39)	(.22)B	(.20)	(.17)	(.16)
Net asset value, end of period	$12.02	$12.37	$11.98	$10.02	$9.02
Total ReturnC,D	.29%	5.10%	21.54%	12.98%	(2.94)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	.82%	1.08%	1.04%	1.42%	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$12,028	$7,610	$6,752	$5,035	$3,675
Portfolio turnover rateE	44%	49%	31%	24%	16%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.22 per share is comprised of distributions from net investment income of $.126 and distributions from net realized gain of $.097 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP FundsManager 70% Portfolio Investor Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.39	$12.01	$10.04	$9.03	$9.48
Income from Investment Operations
Net investment income (loss)A	.12	.15	.13	.15	.15
Net realized and unrealized gain (loss)	(.05)	.47	2.05	1.04	(.42)
Total from investment operations	.07	.62	2.18	1.19	(.27)
Distributions from net investment income	(.12)	(.14)	(.12)	(.15)	(.15)
Distributions from net realized gain	(.29)	(.10)	(.09)	(.03)	(.02)
Total distributions	(.41)	(.24)	(.21)	(.18)	(.18)B
Net asset value, end of period	$12.05	$12.39	$12.01	$10.04	$9.03
Total ReturnC,D	.49%	5.15%	21.75%	13.22%	(2.90)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	.97%	1.23%	1.19%	1.57%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$1,096,702	$1,019,291	$869,781	$622,842	$554,088
Portfolio turnover rateE	44%	49%	31%	24%	16%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.18 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.024 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager® 85% Portfolio

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
Fidelity Air Transportation Portfolio	0.1	0.1
Fidelity Banking Portfolio	3.1	2.9
Fidelity Blue Chip Growth Fund	1.0	1.1
Fidelity Blue Chip Value Fund	1.3	0.4
Fidelity Brokerage and Investment Management Portfolio	0.1	1.1
Fidelity Chemicals Portfolio	0.9	1.5
Fidelity Computers Portfolio	0.4	1.1
Fidelity Construction and Housing Portfolio	1.2	1.2
Fidelity Consumer Discretionary Portfolio	5.4	6.6
Fidelity Consumer Staples Portfolio	4.7	4.3
Fidelity Contrafund	1.9	0.0
Fidelity Defense and Aerospace Portfolio	1.0	0.6
Fidelity Dividend Growth Fund	0.0	0.0
Fidelity Electronics Portfolio	0.5	1.1
Fidelity Energy Portfolio	2.6	3.1
Fidelity Energy Service Portfolio	0.2	0.5
Fidelity Financial Services Portfolio	4.8	6.3
Fidelity Global Commodity Stock Fund	0.0	0.0
Fidelity Gold Portfolio	0.0	0.0
Fidelity Growth Company Fund	0.0	0.0
Fidelity Health Care Portfolio	4.3	7.8
Fidelity Health Care Services Portfolio	0.9	0.8
Fidelity Industrial Equipment Portfolio	0.7	0.0
Fidelity Industrials Portfolio	3.4	4.0
Fidelity Insurance Portfolio	1.6	0.7
Fidelity IT Services Portfolio	0.7	1.7
Fidelity Large Cap Stock Fund	0.4	0.8
Fidelity Leisure Portfolio	0.0	0.0
Fidelity Low-Priced Stock Fund	0.7	0.0
Fidelity Magellan Fund	0.0	0.0
Fidelity Materials Portfolio	0.4	0.0
Fidelity Medical Equipment and Systems Portfolio	1.2	0.6
Fidelity Mega Cap Stock Fund	0.1	0.1
Fidelity Mid Cap Value Fund	0.9	2.2
Fidelity Nasdaq Composite Index Fund	0.0	0.0
Fidelity OTC Portfolio	0.2	0.3
Fidelity Pharmaceuticals Portfolio	1.2	0.0
Fidelity Real Estate Investment Portfolio	0.4	0.4
Fidelity Retailing Portfolio	0.8	0.7
Fidelity Series Commodity Strategy Fund	0.0	0.0
Fidelity Small Cap Stock Fund	0.5	0.4
Fidelity Software and IT Services Portfolio	2.0	0.0
Fidelity Stock Selector Large Cap Value Fund	1.7	1.2
Fidelity Technology Portfolio	7.8	6.9
Fidelity Telecommunications Portfolio	1.7	0.1
Fidelity Utilities Portfolio	0.5	0.2
Fidelity Value Discovery Fund	0.3	0.3
Fidelity Natural Gas Portfolio	0.0	0.0
Fidelity Transportation Portfolio	0.0	0.0
	61.6	61.1
International Equity Funds
Fidelity China Region Fund	0.2	0.4
Fidelity Diversified International Fund	8.0	12.6
Fidelity Emerging Asia Fund	0.7	1.4
Fidelity Emerging Markets Fund	0.0	0.7
Fidelity Europe Fund	2.5	2.3
Fidelity International Discovery Fund	2.4	2.2
Fidelity International Real Estate Fund	0.0	0.0
Fidelity International Small Cap Fund	0.5	0.8
Fidelity International Small Cap Opportunities Fund	1.2	0.6
Fidelity Japan Fund	1.1	1.1
Fidelity Japan Smaller Companies Fund	1.0	0.7
Fidelity Overseas Fund	9.9	6.7
Fidelity Pacific Basin Fund	0.2	0.3
Spartan International Index Fund Investor Class	0.5	1.3
Fidelity International Capital Appreciation Fund	0.0	0.1
	28.2	31.2
Fixed-Income Funds
Fidelity Floating Rate High Income Fund	0.0	0.0
Fidelity Focused High Income Fund	0.0	0.0
Fidelity High Income Fund	0.0	0.0
Fidelity New Markets Income Fund	0.5	0.4
Fidelity Real Estate Income Fund	0.4	0.4
Spartan Inflation-Protected Bond Index Fund Investor Class	2.1	0.0
Spartan Long-Term Treasury Bond Index Fund Investor Class	2.2	3.0
Spartan U.S. Bond Index Fund Investor Class	5.0	3.3
	10.2	7.1
Money Market Funds
Fidelity Institutional Prime Money Market Portfolio Class I 0.28%	0.0	0.6
Net Other Assets (Liabilities)	0.0	0.0
	100.0	100.0

Fidelity Health Care Services Portfolio was formerly known as Fidelity Medical Delivery Portfolio and
Fidelity Software and IT Services Portfolio was formerly known as Fidelity Software and Computer Services Portfolio

Asset Allocation (% of fund's net assets)

As of December 31, 2015
Domestic Equity Funds	61.6%
International Equity Funds	28.2%
Fixed-Income Funds	10.2%

As of June 30, 2015
Domestic Equity Funds	61.1%
International Equity Funds	31.2%
Fixed-Income Funds	7.1%
Money Market Funds	0.6%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP FundsManager® 85% Portfolio

Investments December 31, 2015

Showing Percentage of Net Assets

Equity Funds - 89.8%
	Shares	Value
Domestic Equity Funds - 61.6%
Fidelity Air Transportation Portfolio (a)	7,221	$449,765
Fidelity Banking Portfolio (a)	499,484	12,776,813
Fidelity Blue Chip Growth Fund (a)	60,025	4,139,959
Fidelity Blue Chip Value Fund (a)	343,778	5,393,876
Fidelity Brokerage and Investment Management Portfolio (a)	3,578	229,318
Fidelity Chemicals Portfolio (a)	27,104	3,545,242
Fidelity Computers Portfolio (a)	22,485	1,534,138
Fidelity Construction and Housing Portfolio (a)	82,660	4,797,593
Fidelity Consumer Discretionary Portfolio (a)	645,082	22,042,447
Fidelity Consumer Staples Portfolio (a)	212,738	19,418,724
Fidelity Contrafund (a)	80,325	7,948,208
Fidelity Defense and Aerospace Portfolio (a)	35,938	4,132,524
Fidelity Dividend Growth Fund (a)	289	8,755
Fidelity Electronics Portfolio (a)	24,741	1,870,180
Fidelity Energy Portfolio (a)	307,520	10,815,474
Fidelity Energy Service Portfolio (a)	21,096	865,797
Fidelity Financial Services Portfolio (a)	231,439	19,445,527
Fidelity Global Commodity Stock Fund (a)	1,909	16,779
Fidelity Gold Portfolio (a)(b)	3,652	49,305
Fidelity Growth Company Fund (a)	261	35,734
Fidelity Health Care Portfolio (a)	84,317	17,551,447
Fidelity Health Care Services Portfolio (a)	45,016	3,800,272
Fidelity Industrial Equipment Portfolio (a)	82,221	2,999,410
Fidelity Industrials Portfolio (a)	479,484	14,005,735
Fidelity Insurance Portfolio(a)	97,366	6,588,736
Fidelity IT Services Portfolio (a)	74,265	2,968,370
Fidelity Large Cap Stock Fund (a)	69,575	1,817,995
Fidelity Leisure Portfolio (a)	1,058	137,510
Fidelity Low-Priced Stock Fund (a)	56,267	2,686,768
Fidelity Magellan Fund (a)	161	14,424
Fidelity Materials Portfolio (a)	25,416	1,744,807
Fidelity Medical Equipment and Systems Portfolio (a)	139,715	5,011,560
Fidelity Mega Cap Stock Fund (a)	26,978	421,394
Fidelity Mid Cap Value Fund (a)	167,696	3,746,332
Fidelity Nasdaq Composite Index Fund (a)	945	61,944
Fidelity OTC Portfolio (a)	7,688	641,427
Fidelity Pharmaceuticals Portfolio (a)	246,018	5,060,594
Fidelity Real Estate Investment Portfolio (a)	40,243	1,633,071
Fidelity Retailing Portfolio (a)	30,687	3,228,576
Fidelity Series Commodity Strategy Fund (a)(b)	1,089	5,316
Fidelity Small Cap Stock Fund (a)	109,812	1,907,435
Fidelity Software and IT Services Portfolio (a)	65,811	7,990,086
Fidelity Stock Selector Large Cap Value Fund (a)	418,077	6,806,289
Fidelity Technology Portfolio (a)	271,420	32,051,942
Fidelity Telecommunications Portfolio (a)	111,248	6,734,945
Fidelity Utilities Portfolio (a)	31,852	2,043,648
Fidelity Value Discovery Fund (a)	53,315	1,231,582

TOTAL DOMESTIC EQUITY FUNDS		252,407,773

International Equity Funds - 28.2%
Fidelity China Region Fund (a)	29,926	760,714
Fidelity Diversified International Fund (a)	935,479	32,797,891
Fidelity Emerging Asia Fund (a)	94,429	2,833,826
Fidelity Emerging Markets Fund (a)	11,817	257,020
Fidelity Europe Fund (a)	279,006	10,091,642
Fidelity International Discovery Fund (a)	248,744	9,802,990
Fidelity International Real Estate Fund (a)	1,498	15,012
Fidelity International Small Cap Fund (a)	92,674	2,049,941
Fidelity International Small Cap Opportunities Fund (a)	325,239	4,852,571
Fidelity Japan Fund (a)	380,016	4,487,992
Fidelity Japan Smaller Companies Fund (a)	295,487	4,089,540
Fidelity Overseas Fund (a)	994,115	40,619,533
Fidelity Pacific Basin Fund (a)	29,698	781,661
Spartan International Index Fund Investor Class (a)	53,108	1,908,175

TOTAL INTERNATIONAL EQUITY FUNDS		115,348,508

TOTAL EQUITY FUNDS
(Cost $342,848,902)		367,756,281

Fixed-Income Funds - 10.2%
Fidelity Floating Rate High Income Fund (a)	856	7,814
Fidelity Focused High Income Fund (a)	10,783	86,370
Fidelity High Income Fund (a)	21,045	167,309
Fidelity New Markets Income Fund (a)	139,032	2,018,742
Fidelity Real Estate Income Fund (a)	134,555	1,512,394
Spartan Inflation-Protected Bond Index Fund Investor Class (a)	921,385	8,642,595
Spartan Long-Term Treasury Bond Index Fund Investor Class (a)	708,679	9,042,749
Spartan U.S. Bond Index Fund Investor Class (a)	1,760,915	20,232,915
TOTAL FIXED-INCOME FUNDS
(Cost $41,632,881)		41,710,888

Money Market Funds - 0.0%
Fidelity Institutional Prime Money Market Portfolio Class I 0.28% (a)(c)
(Cost $24,355)	24,355	24,355
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $384,506,138)		409,491,524
NET OTHER ASSETS (LIABILITIES) - 0.0%		(69,455)
NET ASSETS - 100%		$409,422,069

Legend

 (a) Affiliated Fund

 (b) Non-income producing

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
(Fidelity Health Care Services Portfolio was formerly known as Fidelity Medical Delivery Portfolio and Fidelity Software and IT Services Portfolio was formerly known as Fidelity Software and Computer Services Portfolio)

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Air Transportation Portfolio	$1,105,777	$38,818	$600,000	$1,140	$449,765
Fidelity Automotive Portfolio	1,401,688	--	1,343,717	--	--
Fidelity Banking Portfolio	9,102,324	6,068,221	1,556,466	128,230	12,776,813
Fidelity Biotechnology Portfolio	113,249	--	136,613	--	--
Fidelity Blue Chip Growth Fund	6,447,990	4,324,929	6,530,858	2,123	4,139,959
Fidelity Blue Chip Value Fund	531,973	5,371,127	352,923	69,057	5,393,876
Fidelity Brokerage and Investment	4,646,094	49,325	3,990,422	7,497	229,318
Fidelity Canada Fund	35,267	--	34,094	--	--
Fidelity Chemicals Portfolio	4,206,766	2,658,507	2,729,226	47,554	3,545,242
Fidelity China Region Fund	173,776	1,361,498	480,000	8,960	760,714
Fidelity Communications Equipment Portfolio	84,103	--	86,005	--	--
Fidelity Computers Portfolio	10,246,542	441,981	8,496,907	26,482	1,534,138
Fidelity Construction and Housing Portfolio	3,549,216	1,520,143	400,000	18,519	4,797,593
Fidelity Consumer Discretionary Portfolio	23,198,879	4,632,366	6,172,694	114,651	22,042,447
Fidelity Consumer Finance Portfolio	324,419	--	325,570	--	--
Fidelity Consumer Staples Portfolio	20,972,236	6,847,013	7,231,232	299,401	19,418,724
Fidelity Contrafund	--	8,247,441	215,557	23,830	7,948,208
Fidelity Defense and Aerospace Portfolio	--	4,456,133	--	28,917	4,132,524
Fidelity Diversified International Fund	34,359,788	35,484,154	38,887,916	310,268	32,797,891
Fidelity Dividend Growth Fund	8,811	752	--	127	8,755
Fidelity Electronics Portfolio	8,977,039	1,133,838	7,579,249	23,101	1,870,180
Fidelity Emerging Asia Fund	3,065,534	2,731,974	2,203,246	12,470	2,833,826
Fidelity Emerging Europe, Middle East,	317,871	--	336,570	--	--
Fidelity Emerging Markets Fund	5,596,916	1,293	5,079,161	1,293	257,020
Fidelity Energy Portfolio	6,443,445	7,836,202	382,101	114,246	10,815,474
Fidelity Energy Service Portfolio	2,291,629	1,112,240	2,024,309	8,346	865,797
Fidelity Europe Fund	6,422,278	3,729,773	--	116,730	10,091,642
Fidelity Financial Services Portfolio	25,529,575	2,773,595	7,660,570	176,896	19,445,527
Fidelity Floating Rate High Income Fund	7,907	324	--	324	7,814
Fidelity Focused High Income Fund	88,066	4,088	--	4,088	86,370
Fidelity Global Commodity Stock Fund	23,141	467	--	448	16,779
Fidelity Gold Portfolio	60,042	--	--	--	49,305
Fidelity Growth & Income Portfolio	30,345	--	31,169	--	--
Fidelity Growth Company Fund	33,139	1,350	--	--	35,734
Fidelity Health Care Portfolio	29,367,467	5,217,817	17,173,881	--	17,551,447
Fidelity Health Care Services Portfolio	231,823	4,123,117	399,982	791	3,800,272
Fidelity High Income Fund	176,861	10,136	--	10,136	167,309
Fidelity Industrial Equipment Portfolio	--	3,033,691	--	7,790	2,999,410
Fidelity Industrials Portfolio	13,859,596	4,966,698	3,545,623	97,039	14,005,735
Fidelity Institutional Prime Money Market	--	16,840,630	16,816,274	1,556	24,355
Fidelity Insurance Portfolio	2,922,053	4,735,875	900,000	63,966	6,588,736
Fidelity International Capital Appreciation	4,243,006	--	4,443,601	--	--
Fidelity International Discovery Fund	11,074,754	2,010,623	3,854,077	100,690	9,802,990
Fidelity International Real Estate Fund	14,748	421	--	245	15,012
Fidelity International Small Cap Fund	--	3,691,202	1,300,000	42,971	2,049,941
Fidelity International Small Cap	--	4,921,693	--	17,056	4,852,571
Fidelity International Value Fund	130,917	--	138,560	--	--
Fidelity IT Services Portfolio	632,270	7,008,378	5,182,870	--	2,968,370
Fidelity Japan Fund	98,029	4,562,360	--	26,057	4,487,992
Fidelity Japan Smaller Companies Fund	1,020,167	2,973,745	--	26,054	4,089,540
Fidelity Large Cap Stock Fund	6,519,340	1,908,698	6,274,632	32,246	1,817,995
Fidelity Leisure Portfolio	133,096	7,154	--	1,322	137,510
Fidelity Low-Priced Stock Fund	--	7,026,290	4,200,000	64,907	2,686,768
Fidelity Magellan Fund	13,862	1,064	--	82	14,424
Fidelity Materials Portfolio	--	1,834,550	--	18,757	1,744,807
Fidelity Medical Equipment and Systems	405,235	4,914,781	--	796	5,011,560
Fidelity Mega Cap Stock Fund	2,402,360	17,003	2,008,143	6,448	421,394
Fidelity Mid Cap Value Fund	2,795,151	8,928,989	7,056,900	82,881	3,746,332
Fidelity Mid-Cap Stock Fund	--	--	--	--	--
Fidelity Nasdaq Composite Index Fund	57,990	917	--	516	61,944
Fidelity Natural Gas Portfolio	2,531,472	5,161	2,431,148	5,161	--
Fidelity New Markets Income Fund	2,259,093	702,814	847,766	95,967	2,018,742
Fidelity OTC Portfolio	2,350,535	203,346	2,029,283	--	641,427
Fidelity Overseas Fund	7,973,723	33,353,726	776,672	414,044	40,619,533
Fidelity Pacific Basin Fund	331,588	1,037,131	500,000	10,237	781,661
Fidelity Pharmaceuticals Portfolio	3,854,851	5,864,470	3,730,984	31,239	5,060,594
Fidelity Real Estate Income Fund	1,486,499	80,917	--	62,503	1,512,394
Fidelity Real Estate Investment Portfolio	1,719,394	1,186,245	1,162,601	27,004	1,633,071
Fidelity Retailing Portfolio	2,545,062	415,906	200,000	5,511	3,228,576
Fidelity Series Commodity Strategy Fund	7,114	--	--	--	5,316
Fidelity Small Cap Discovery Fund	100,567	--	102,338	--	--
Fidelity Small Cap Growth Fund	55,271	--	57,193	--	--
Fidelity Small Cap Stock Fund	87,697	2,154,238	90,497	8,144	1,907,435
Fidelity Small Cap Value Fund	32,394	--	32,959	--	--
Fidelity Software and IT Services Portfolio	391,271	7,864,641	380,386	3,242	7,990,086
Fidelity Stock Selector Large Cap Value Fund	11,626,830	5,498,722	10,364,771	52,668	6,806,289
Fidelity Technology Portfolio	24,329,695	17,756,762	10,183,985	25,924	32,051,942
Fidelity Telecommunications Portfolio	395,514	6,712,583	461,977	73,562	6,734,945
Fidelity Transportation Portfolio	3,749,677	14,731	3,469,602	2,077	--
Fidelity Utilities Portfolio	3,340,552	1,889,361	2,855,763	54,249	2,043,648
Fidelity Value Discovery Fund	1,078,688	235,745	13,073	21,830	1,231,582
Spartan 500 Index Fund Investor Class	3,280,949	13,139	3,375,941	7,028	--
Spartan Inflation-Protected Bond Index Fund	--	8,835,110	26,194	--	8,642,595
Spartan International Index Fund Investor	26,149,813	923,198	25,617,427	48,432	1,908,175
Spartan Long-Term Treasury Bond Index Fund	4,223,091	12,691,985	7,001,696	311,475	9,042,749
Spartan Total Market Index Fund Investor	--	--	--	--	--
Spartan U.S. Bond Index Fund Investor Class	25,811,767	10,089,005	15,408,760	396,347	20,232,915
	$385,207,657	$307,092,320	$269,282,134	$3,803,648	$409,491,524

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP FundsManager® 85% Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (cost $384,506,138) — See accompanying schedule		$409,491,524
Cash		5
Receivable for investments sold		600,333
Receivable for fund shares sold		3,725
Total assets		410,095,587
Liabilities
Payable for investments purchased	$441,957
Payable for fund shares redeemed	162,102
Accrued management fee	68,177
Distribution and service plan fees payable	1,282
Total liabilities		673,518
Net Assets		$409,422,069
Net Assets consist of:
Paid in capital		$367,784,645
Accumulated undistributed net realized gain (loss) on investments		16,652,038
Net unrealized appreciation (depreciation) on investments		24,985,386
Net Assets		$409,422,069
Service Class:
Net Asset Value, offering price and redemption price per share ($8,030 ÷ 676.4 shares)		$11.87
Service Class 2:
Net Asset Value, offering price and redemption price per share ($10,345,863 ÷ 874,819.0 shares)		$11.83
Investor Class:
Net Asset Value, offering price and redemption price per share ($399,068,176 ÷ 33,605,928.0 shares)		$11.87

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Income distributions from underlying funds		$3,803,648
Expenses
Management fee	$1,008,088
Distribution and service plan fees	22,163
Independent trustees' compensation	1,629
Total expenses before reductions	1,031,880
Expense reductions	(210,907)	820,973
Net investment income (loss)		2,982,675
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	8,903,941
Capital gain distributions from underlying funds	11,587,676
Total net realized gain (loss)		20,491,617
Change in net unrealized appreciation (depreciation) on underlying funds		(22,430,265)
Net gain (loss)		(1,938,648)
Net increase (decrease) in net assets resulting from operations		$1,044,027

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,982,675	$3,814,618
Net realized gain (loss)	20,491,617	37,623,582
Change in net unrealized appreciation (depreciation)	(22,430,265)	(22,621,153)
Net increase (decrease) in net assets resulting from operations	1,044,027	18,817,047
Distributions to shareholders from net investment income	(5,527,890)	(3,791,312)
Distributions to shareholders from net realized gain	(15,161,464)	(3,833,595)
Total distributions	(20,689,354)	(7,624,907)
Share transactions - net increase (decrease)	43,925,167	41,590,568
Total increase (decrease) in net assets	24,279,840	52,782,708
Net Assets
Beginning of period	385,142,229	332,359,521
End of period (including $0 and undistributed net investment income of $23,306, respectively)	$409,422,069	$385,142,229

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP FundsManager 85% Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.46	$12.07	$9.62	$8.57	$9.19
Income from Investment Operations
Net investment income (loss)A	.09	.13	.11	.12	.11
Net realized and unrealized gain (loss)	(.03)	.51	2.57	1.09	(.60)
Total from investment operations	.06	.64	2.68	1.21	(.49)
Distributions from net investment income	(.16)B	(.13)	(.10)	(.13)	(.11)
Distributions from net realized gain	(.49)B	(.13)	(.13)	(.03)	(.02)
Total distributions	(.65)	(.25)C	(.23)	(.16)	(.13)
Net asset value, end of period	$11.87	$12.46	$12.07	$9.62	$8.57
Total ReturnD,E	.39%	5.29%	27.86%	14.13%	(5.30)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	.74%	1.04%	1.00%	1.25%	1.23%
Supplemental Data
Net assets, end of period (000 omitted)	$8	$8	$242	$149	$183
Portfolio turnover rateF	67%	72%	51%	50%	26%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $.25 per share is comprised of distributions from net investment income of $.125 and distributions from net realized gain of $.126 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP FundsManager 85% Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.41	$12.03	$9.60	$8.55	$9.17
Income from Investment Operations
Net investment income (loss)A	.07	.11	.09	.10	.10
Net realized and unrealized gain (loss)	(.01)	.50	2.55	1.10	(.60)
Total from investment operations	.06	.61	2.64	1.20	(.50)
Distributions from net investment income	(.15)B	(.11)	(.09)	(.11)	(.10)
Distributions from net realized gain	(.49)B	(.13)	(.13)	(.03)	(.02)
Total distributions	(.64)	(.23)C	(.21)D	(.15)E	(.12)
Net asset value, end of period	$11.83	$12.41	$12.03	$9.60	$8.55
Total ReturnF,G	.35%	5.08%	27.54%	14.01%	(5.44)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	.59%	.89%	.85%	1.10%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$10,346	$8,207	$6,862	$4,812	$3,574
Portfolio turnover rateH	67%	72%	51%	50%	26%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $.23 per share is comprised of distributions from net investment income of $.107 and distributions from net realized gain of $.126 per share.

 D Total distributions of $.21 per share is comprised of distributions from net investment income of $.085 and distributions from net realized gain of $.128 per share.

 E Total distributions of $.15 per share is comprised of distributions from net investment income of $.113 and distributions from net realized gain of $.033 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Amounts do not include the activity of the Underlying Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP FundsManager 85% Portfolio Investor Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.46	$12.07	$9.63	$8.58	$9.20
Income from Investment Operations
Net investment income (loss)A	.09	.13	.11	.12	.11
Net realized and unrealized gain (loss)	(.03)	.51	2.56	1.09	(.60)
Total from investment operations	.06	.64	2.67	1.21	(.49)
Distributions from net investment income	(.16)B	(.13)	(.10)	(.13)	(.11)
Distributions from net realized gain	(.49)B	(.13)	(.13)	(.03)	(.02)
Total distributions	(.65)	(.25)C	(.23)	(.16)	(.13)
Net asset value, end of period	$11.87	$12.46	$12.07	$9.63	$8.58
Total ReturnD,E	.39%	5.29%	27.73%	14.11%	(5.29)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	.74%	1.04%	1.00%	1.25%	1.23%
Supplemental Data
Net assets, end of period (000 omitted)	$399,068	$376,927	$325,256	$226,548	$231,895
Portfolio turnover rateF	67%	72%	51%	50%	26%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $.25 per share is comprised of distributions from net investment income of $.125 and distributions from net realized gain of $.126 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio, and VIP FundsManager 85% Portfolio (the Funds) are funds of Variable Insurance Products Fund V (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. The Funds invest primarily in a combination of other Fidelity equity, fixed income, and short-term funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each Fund offers three classes of shares: Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Distributions from the Underlying Funds that are deemed to be return of capital are recorded as a reduction of cost of investments.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Although not included in each Fund's expenses, each Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications for the period ended December 31, 2015.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
VIP FundsManager 20% Portfolio	$715,616,149	$28,039,045	$(9,106,186)	$18,932,859
VIP FundsManager 50% Portfolio	6,010,499,100	258,822,535	(138,624,265)	120,198,270
VIP FundsManager 60% Portfolio	6,239,442,584	771,343,153	(133,249,521)	638,093,632
VIP FundsManager 70% Portfolio	1,035,249,778	99,456,101	(25,716,638)	73,739,463
VIP FundsManager 85% Portfolio	384,974,319	35,923,741	(11,406,536)	24,517,205

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
VIP FundsManager 20% Portfolio	$61,931	$8,803,310	$18,932,859
VIP FundsManager 50% Portfolio	–	71,195,611	120,198,270
VIP FundsManager 60% Portfolio	2,154,598	212,855,728	638,093,632
VIP FundsManager 70% Portfolio	93,130	42,096,577	73,739,463
VIP FundsManager 85% Portfolio	–	17,120,219	24,517,205

The tax character of distributions paid was as follows:

December 31, 2015
	Ordinary Income	Long-term Capital Gains	Total
VIP FundsManager 20% Portfolio	$10,244,310	$22,181,858	$32,426,168
VIP FundsManager 50% Portfolio	92,303,132	157,680,083	249,983,215
VIP FundsManager 60% Portfolio	104,058,377	439,631,789	543,690,166
VIP FundsManager 70% Portfolio	15,927,676	19,227,054	35,154,730
VIP FundsManager 85% Portfolio	5,546,044	15,143,310	20,689,354

December 31, 2014
	Ordinary Income	Long-term Capital Gains	Total
VIP FundsManager 20% Portfolio	$13,405,296	$5,454,447	$18,859,743
VIP FundsManager 50% Portfolio	95,620,770	2,690,573	98,311,343
VIP FundsManager 60% Portfolio	143,912,020	109,331,881	253,243,901
VIP FundsManager 70% Portfolio	19,561,664	–	19,561,664
VIP FundsManager 85% Portfolio	7,624,907	–	7,624,907

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, are noted in the table below.

	Purchases ($)	Redemptions ($)
VIP FundsManager 20% Portfolio	329,519,399	342,331,274
VIP FundsManager 50% Portfolio	2,512,117,411	1,377,548,955
VIP FundsManager 60% Portfolio	2,539,207,628	2,061,002,164
VIP FundsManager 70% Portfolio	597,984,309	481,953,124
VIP FundsManager 85% Portfolio	307,092,320	269,282,134

4. Fees and Other Transactions with Affiliates.

Management Fee. Effective October 1, 2015, FMR Co., Inc., an affiliate of Strategic Advisers, Inc. (SAI), replaced SAI as investment adviser to the Funds pursuant to a management contract between the Funds and FMR Co., Inc. The new contract does not impact the Funds' investment process, strategies or management fees. For investment management related services each Fund pays a monthly management fee to the investment adviser. The management fee is based on an annual rate of .25% of each Fund's average net assets. The management fee is reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

The investment adviser has contractually agreed to waive 0.05% of its management fee, thereby limiting each Fund's management fee to an annual rate of 0.20% of average net assets, until April 30, 2017.

Other Transactions. The investment adviser has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of each Fund. Pursuant to this agreement, FMR pays all expenses of each Fund, excluding distribution and service fees, compensation of the independent Trustees and certain other expenses such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of each Fund.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were reallowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

	Service Class	Service Class 2	Total
VIP FundsManager 20% Portfolio	$67	$3,349	$3,416
VIP FundsManager 50% Portfolio	71	220,032	220,103
VIP FundsManager 60% Portfolio	66	1,181,190	1,181,256
VIP FundsManager 70% Portfolio	78	24,412	24,490
VIP FundsManager 85% Portfolio	8	22,155	22,163

5. Expense Reductions.

The investment adviser contractually agreed to limit each Funds' management fee to an annual rate of 0.20% of each Funds' average net assets until April 30, 2017. For the period, each Fund's management fees were reduced by the following amounts:

Management Fee Waiver
VIP FundsManager 20% Portfolio	$ 378,836
VIP FundsManager 50% Portfolio	2,866,995
VIP FundsManager 60% Portfolio	3,457,355
VIP FundsManager 70% Portfolio	545,416
VIP FundsManager 85% Portfolio	202,025

In addition, FMR has contractually agreed to reimburse 0.10% of class-level expenses for each Fund's Service Class and Service Class 2. During the period, this reimbursement reduced each Fund's Service Class and Service Class 2's expenses by the following amounts:

Reimbursement
VIP FundsManager 20% Portfolio
Service Class	$67
Service Class 2	1,339
VIP FundsManager 50% Portfolio
Service Class	71
Service Class 2	87,986
VIP FundsManager 60% Portfolio
Service Class	66
Service Class 2	473,210
VIP FundsManager 70% Portfolio
Service Class	78
Service Class 2	9,807
VIP FundsManager 85% Portfolio
Service Class	8
Service Class 2	8,874

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
VIP FundsManager 20% Portfolio
From net investment income
Service Class	756	979
Service Class 2	15,426	16,002
Investor Class	8,782,197	9,557,402
Total	$8,798,379	$9,574,383
From net realized gain
Service Class	2,113	957
Service Class 2	44,977	16,563
Investor Class	23,580,699	9,267,840
Total	$23,627,789	$9,285,360
VIP FundsManager 50% Portfolio
From net investment income
Service Class	747	1,098
Service Class 2	830,790	881,998
Investor Class	69,150,512	57,499,263
Total	$69,982,049	$58,382,359
From net realized gain
Service Class	2,426	761
Service Class 2	2,981,556	715,523
Investor Class	177,017,184	39,212,700
Total	$180,001,166	$39,928,984
VIP FundsManager 60% Portfolio
From net investment income
Service Class	677	985
Service Class 2	4,850,081	4,680,118
Investor Class	71,023,792	76,666,338
Total	$75,874,550	$81,347,441
From net realized gain
Service Class	4,828	2,039
Service Class 2	30,448,221	10,566,334
Investor Class	437,362,567	161,328,087
Total	$467,815,616	$171,896,460
VIP FundsManager 70% Portfolio
From net investment income
Service Class	690	1,032
Service Class 2	99,217	76,126
Investor Class	10,402,667	11,606,762
Total	$10,502,574	$11,683,920
From net realized gain
Service Class	1,802	695
Service Class 2	203,572	58,605
Investor Class	24,446,782	7,818,444
Total	$24,652,156	$7,877,744
VIP FundsManager 85% Portfolio
From net investment income
Service Class	108	654
Service Class 2	126,841	70,488
Investor Class	5,400,941	3,720,170
Total	$5,527,890	$3,791,312
From net realized gain
Service Class	314	659
Service Class 2	329,863	83,004
Investor Class	14,831,287	3,749,932
Total	$15,161,464	$3,833,595

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015	2014	2015	2014
VIP FundsManager 20% Portfolio
Service Class
Shares sold	282	605	$3,201	$6,960
Reinvestment of distributions	256	169	2,869	1,936
Shares redeemed	(820)	(1,182)	(9,217)	(13,611)
Net increase (decrease)	(282)	(408)	$(3,147)	$(4,715)
Service Class 2
Shares sold	55,089	80,085	$619,120	$921,014
Reinvestment of distributions	5,394	2,844	60,403	32,565
Shares redeemed	(52,490)	(64,497)	(595,169)	(746,239)
Net increase (decrease)	7,993	18,432	$84,354	$207,340
Investor Class
Shares sold	4,314,478	7,360,070	$48,892,189	$84,639,225
Reinvestment of distributions	2,886,754	1,642,865	32,362,896	18,825,242
Shares redeemed	(6,795,492)	(4,177,704)	(76,720,627)	(48,109,863)
Net increase (decrease)	405,740	4,825,231	$4,534,458	$55,354,604
VIP FundsManager 50% Portfolio
Service Class
Shares sold	30	2,001	$376	$24,453
Reinvestment of distributions	261	149	3,173	1,859
Shares redeemed	(767)	(2,910)	(9,305)	(36,173)
Net increase (decrease)	(476)	(760)	$(5,756)	$(9,861)
Service Class 2
Shares sold	1,197,918	924,485	$14,606,195	$11,192,972
Reinvestment of distributions	314,646	128,803	3,812,346	1,597,521
Shares redeemed	(1,639,641)	(1,310,587)	(19,955,650)	(16,071,640)
Net increase (decrease)	(127,077)	(257,299)	$(1,537,109)	$(3,281,147)
Investor Class
Shares sold	87,789,959	131,490,722	$1,074,317,628	$1,619,426,914
Reinvestment of distributions	20,301,767	7,774,660	246,167,696	96,711,963
Shares redeemed	(8,600,399)	(5,005,123)	(105,237,774)	(61,618,784)
Net increase (decrease)	99,491,327	134,260,259	$1,215,247,550	$1,654,520,093
VIP FundsManager 60% Portfolio
Service Class
Shares sold	92	463	$1,058	$5,525
Reinvestment of distributions	488	255	5,505	3,024
Shares redeemed	(942)	(1,322)	(10,684)	(15,803)
Net increase (decrease)	(362)	(604)	$(4,121)	$(7,254)
Service Class 2
Shares sold	11,496,489	6,953,884	$131,468,035	$82,535,716
Reinvestment of distributions	3,139,200	1,285,709	35,298,302	15,246,452
Shares redeemed	(5,178,599)	(4,175,282)	(58,979,106)	(49,658,448)
Net increase (decrease)	9,457,090	4,064,311	$107,787,231	$48,123,720
Investor Class
Shares sold	54,600,995	14,294,873	$628,143,142	$171,539,075
Reinvestment of distributions	45,130,041	20,038,775	508,386,359	237,994,425
Shares redeemed	(38,801,862)	(29,853,294)	(444,895,412)	(356,642,962)
Net increase (decrease)	60,929,174	4,480,354	$691,634,089	$52,890,538
VIP FundsManager 70% Portfolio
Service Class
Shares sold	95	2,986	$1,186	$35,038
Reinvestment of distributions	202	139	2,492	1,727
Shares redeemed	(608)	(4,423)	(7,499)	(54,626)
Net increase (decrease)	(311)	(1,298)	$(3,821)	$(17,861)
Service Class 2
Shares sold	433,265	112,676	$5,385,934	$1,387,511
Reinvestment of distributions	24,649	10,813	302,789	134,731
Shares redeemed	(72,562)	(71,628)	(901,788)	(884,279)
Net increase (decrease)	385,352	51,861	$4,786,935	$637,963
Investor Class
Shares sold	9,520,512	10,959,979	$119,096,572	$134,785,691
Reinvestment of distributions	2,825,692	1,555,261	34,849,407	19,425,206
Shares redeemed	(3,585,245)	(2,713,625)	(44,259,783)	(33,487,725)
Net increase (decrease)	8,760,959	9,801,615	$109,686,196	$120,723,172
VIP FundsManager 85% Portfolio
Service Class
Shares sold	152	2,972	$1,870	$36,635
Reinvestment of distributions	34	105	422	1,314
Shares redeemed	(148)	(22,457)	(1,816)	(275,993)
Net increase (decrease)	38	(19,380)	$476	$(238,044)
Service Class 2
Shares sold	324,229	148,009	$3,937,469	$1,809,858
Reinvestment of distributions	37,474	12,240	456,704	153,492
Shares redeemed	(148,025)	(69,583)	(1,816,406)	(866,270)
Net increase (decrease)	213,678	90,666	$2,577,767	$1,097,080
Investor Class
Shares sold	4,116,729	4,805,833	$50,957,543	$59,092,080
Reinvestment of distributions	1,652,617	593,808	20,232,228	7,470,102
Shares redeemed	(2,415,852)	(2,089,886)	(29,842,847)	(25,830,650)
Net increase (decrease)	3,353,494	3,309,755	$41,346,924	$40,731,532

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

The Funds do not invest in the Underlying Funds for the purpose of exercising management or control: however, investments by the Funds within their principal investment strategies may represent a significant portion of the Underlying Fund's net assets.

At the end of the period, the following Funds were each the owners of record of 10% or more of the total outstanding shares of the Underlying Funds.

Fund	VIP FundsManager 50% Portfolio	VIP FundsManager60% Portfolio
Fidelity Banking Portfolio	12%	21%
Fidelity Blue Chip Value Fund	10%	–
Fidelity Construction and Housing Portfolio	–	10%
Fidelity Consumer Discretionary Portfolio	14%	20%
Fidelity Financial Service Portfolio	12%	20%
Fidelity Industrial Portfolio	–	14%
Fidelity Industrial Equipment Portfolio	20%	28%
Fidelity Insurance Portfolio	13%	15%
Fidelity Technology Portfolio	–	12%
Fidelity Telecommunication Portfolio	10%	14%
Spartan Inflation-Protected Bond Index Fund	19%	19%

The Funds, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following Underlying Funds.

% of shares held
Fidelity Banking Portfolio	40%
Fidelity Blue Chip Value Portfolio	22%
Fidelity Construction and Housing Portfolio	20%
Fidelity Consumer Discretionary Portfolio	39%
Fidelity Financial Service Portfolio	37%
Fidelity Industrial Portfolio	28%
Fidelity Industrial Equipment Portfolio	55%
Fidelity Insurance Portfolio	34%
Fidelity Japan Fund	21%
Fidelity Technology Portfolio	22%
Fidelity Tetecommunication Portfolio	29%
Spartan Inflation-Protected Bond Index Fund	46%
Spartan Long-Term Treasury Bond Index Fund	23%
Spartan U.S. Bond Index Fund	22%

In addition, at the end of the period, the investment adviser or its affiliates and certain otherwise unaffiliated shareholders each were owners of record of more than 10% of the outstanding shares of the following funds:

	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP FundsManager 20% Portfolio	100%	–	–
VIP FundsManager 50% Portfolio	22%	1	72%
VIP FundsManager 60% Portfolio	27%	1	54%
VIP FundsManager 70% Portfolio	99%	–	–
VIP FundsManager 85% Portfolio	97%	–	–

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products and the Shareholders of VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio and VIP FundsManager 85% Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio and VIP FundsManager 85% Portfolio (the Funds) each a fund of Variable Insurance Products Fund V at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 24, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  If the interests of a fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  FMRC has structured the funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FMRC, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Except for Elizabeth S. Acton, John Engler, and Geoffrey A. von Kuhn, each of the Trustees oversees 236 funds. Ms. Acton and Mr. Engler each oversees 228 funds. Mr. von Kuhn oversees 148 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Geoffrey A. von Kuhn (1951)

Year of Election or Appointment: 2015

Trustee

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2007

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity® funds (2008-2009).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2009

Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2014-present), FMR (investment adviser firm, 2014-present), and Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-present) and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Derek L. Young (1964)

Year of Election or Appointment: 2009

Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as an officer of other funds. He is a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of FIAM LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Trustee of certain funds (2012-2015), President of Strategic Advisers, Inc. (2011-2015), Chief Investment Officer of GAA (2009-2011), and as a portfolio manager.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
VIP FundsManager 20% Portfolio
Service Class	.20%
Actual		$1,000.00	$991.40	$1.00
Hypothetical-C		$1,000.00	$1,024.20	$1.02
Service Class 2.35%
Actual		$1,000.00	$990.90	$1.76
Hypothetical-C		$1,000.00	$1,023.44	$1.79
Investor Class	.20%
Actual		$1,000.00	$991.40	$1.00
Hypothetical-C		$1,000.00	$1,024.20	$1.02
VIP FundsManager 50% Portfolio
Service Class	.20%
Actual		$1,000.00	$979.00	$1.00
Hypothetical-C		$1,000.00	$1,024.20	$1.02
Service Class 2.35%
Actual		$1,000.00	$979.10	$1.75
Hypothetical-C		$1,000.00	$1,023.44	$1.79
Investor Class	.20%
Actual		$1,000.00	$979.00	$1.00
Hypothetical-C		$1,000.00	$1,024.20	$1.02
VIP FundsManager 60% Portfolio
Service Class	.20%
Actual		$1,000.00	$976.50	$1.00
Hypothetical-C		$1,000.00	$1,024.20	$1.02
Service Class 2.35%
Actual		$1,000.00	$975.90	$1.74
Hypothetical-C		$1,000.00	$1,023.44	$1.79
Investor Class	.20%
Actual		$1,000.00	$976.50	$1.00
Hypothetical-C		$1,000.00	$1,024.20	$1.02
VIP FundsManager 70% Portfolio
Service Class	.20%
Actual		$1,000.00	$972.30	$.99
Hypothetical-C		$1,000.00	$1,024.20	$1.02
Service Class 2.35%
Actual		$1,000.00	$971.90	$1.74
Hypothetical-C		$1,000.00	$1,023.44	$1.79
Investor Class	.20%
Actual		$1,000.00	$972.30	$.99
Hypothetical-C		$1,000.00	$1,024.20	$1.02
VIP FundsManager 85% Portfolio
Service Class	.20%
Actual		$1,000.00	$966.80	$.99
Hypothetical-C		$1,000.00	1,024.20	$1.02
Service Class 2.35%
Actual		$1,000.00	$966.30	$1.73
Hypothetical-C		$1,000.00	$1,023.44	$1.79
Investor Class	.20%
Actual		$1,000.00	$966.10	$.99
Hypothetical-C		$1,000.00	$1,024.20	$1.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Funds in which each Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Funds Manager 20%
Service Class	02/12/16	02/12/16	$0.001	$0.134
Service Class 2	02/12/16	02/12/16	$0.001	$0.134
Investor Class	02/12/16	02/12/16	$0.001	$0.134
VIP Funds Manager 50%
Service Class	02/12/16	02/12/16	$0.000	$0.138
Service Class 2	02/12/16	02/12/16	$0.000	$0.138
Investor Class	02/12/16	02/12/16	$0.000	$0.138
VIP Funds Manager 60%
Service Class	02/12/16	02/12/16	$0.001	$0.348
Service Class 2	02/12/16	02/12/16	$0.001	$0.348
Investor Class	02/12/16	02/12/16	$0.001	$0.348
VIP Funds Manager 70%
Service Class	02/12/16	02/12/16	$0.002	$0.459
Service Class 2	02/12/16	02/12/16	$0.002	$0.459
Investor Class	02/12/16	02/12/16	$0.002	$0.459
VIP Funds Manager 85%
Service Class	02/12/16	02/12/16	$0.000	$0.499
Service Class 2	02/12/16	02/12/16	$0.000	$0.499
Investor Class	02/12/16	02/12/16	$0.000	$0.499

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2015, or, if subsequently determined to be different, the net capital gain of such year.

Fund
VIP Funds Manager 20%	$8,920,746
VIP Funds Manager 50%	$73,058,611
VIP Funds Manager 60%	$213,803,962
VIP Funds Manager 70%	$42,174,899
VIP Funds Manager 85%	$18,079,599

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends–received deduction for corporate shareholders:

Fund	February, 2015	December, 2015
VIP Funds Manager 20%
Service Class	2%	9%
Service Class 2	2%	10%
Investor Class	2%	9%
VIP Funds Manager 50%
Service Class	4%	21%
Service Class 2	4%	24%
Investor Class	4%	21%
VIP Funds Manager 60%
Service Class	0%	24%
Service Class 2	0%	26%
Investor Class	0%	24%
VIP Funds Manager 70%
Service Class	9%	29%
Service Class 2	9%	32%
Investor Class	9%	29%
VIP Funds Manager 85%
Service Class	11%	32%
Service Class 2	11%	35%
Investor Class	11%	32%

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

VIP Funds Manager 20%
Service Class	13.33%
Service Class 2	13.33%
Investor Class	13.33%
VIP Funds Manager 50%
Service Class	6.98%
Service Class 2	6.98%
Investor Class	6.98%
VIP Funds Manager 60%
Service Class	5.68%
Service Class 2	5.68%
Investor Class	5.68%
VIP Funds Manager 70%
Service Class	3.88%
Service Class 2	3.88%
Investor Class	3.88%
VIP Funds Manager 85%
Service Class	2.63%
Service Class 2	2.63%
Investor Class	2.63%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
VIP Funds Manager 20%
Service Class	12/29/15	$0.0161	$0.0014
Service Class 2	12/29/15	$0.0144	$0.0014
Investor Class	12/29/15	$0.0161	$0.0014
VIP Funds Manager 50%
Service Class	12/29/15	$0.3110	$0.0029
Service Class 2	12/29/15	$0.0277	$0.0029
Investor Class	12/29/15	$0.03110	$0.0029
VIP Funds Manager 60%
Service Class	12/29/15	$0.0336	$0.0030
Service Class 2	12/29/15	$0.0305	$0.0030
Investor Class	12/29/15	$0.0336	$0.0030
VIP Funds Manager 70%
Service Class	12/29/15	$0.0401	$0.0036
Service Class 2	12/29/15	$0.0367	$0.0036
Investor Class	12/29/15	$0.0401	$0.0036
VIP Funds Manager 85%
Service Class	12/29/15	$0.0449	$0.0041
Service Class 2	12/29/15	$0.0412	$0.0041
Investor Class	12/29/15	$0.0449	$0.0041

Board Approval of Investment Advisory Contracts and Management Fees

VIP FundsManager Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the management and administration arrangements for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the contract arrangements throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of each fund's management and administration arrangements, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of each fund's management and administration arrangements. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of each fund's management and administration arrangements. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the management and administration arrangements. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2015 meeting, the Board unanimously determined to approve an amended and restated management contract (Advisory Contract) and administration agreement for each fund to reflect the fact that, effective October 1, 2015, FMR Co., Inc. (FMRC), an affiliate of Strategic Advisers, Inc. (Strategic Advisers) and Fidelity Management & Research Company (FMR), would assume the duties and rights of Strategic Advisers under the fund's then current management contract. The Board noted that, with the exception of the date, term, and entity name, the terms of each fund's management contract, including the fees payable thereunder, would not change as a result of the approval of the Advisory Contract. The Board considered that FMRC would render the same services to the funds under the Advisory Contracts that Strategic Advisers rendered to the funds under the then current management contracts. The Board also considered that approval of the Advisory Contracts would not result in any changes to (i) the investment process or strategies employed in the management of the funds' assets; or (ii) the day-to-day management of the funds or the persons primarily responsible for such management. As a result, the Board considered that its prior experience with Strategic Advisers as investment adviser for the funds was relevant to its consideration of the Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to approve the Advisory Contract for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Advisory Contract was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to approve the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to approve the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel that provide services to the funds, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which each fund invests. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the then current management contract (and to be performed under the Advisory Contract) and under separate agreements covering administration, transfer agency, and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history, and noted that the approval of the Advisory Contract for each fund would not result in any changes to the fund's investment strategy or the personnel responsible for providing advisory services to the fund.

The Board took into account discussions with representatives of the investment adviser about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the investment adviser the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses, including acquired fund fees and expenses, but after transaction costs, if any) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; the extent to which particular underlying funds affected performance; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses, and also considered that each fund bears indirectly the fees and expenses, including the management fees, paid by the underlying Fidelity funds in which it invests. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons forthe 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, for a more meaningful comparison of management fees, each fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR (under the administration agreement) for non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's all-inclusive fee. In this regard, the Board considered that net management fees can vary from year to year because of differences in non-management expenses.

VIP FundsManager 20%

VIP FundsManager 50%

VIP FundsManager 60%

VIP FundsManager 70%

VIP FundsManager 85%

The Board noted that each fund's hypothetical net management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2014. The Board considered that the funds are more actively managed than most funds in their TMG and ASPG, many of which are target date funds.

Furthermore, the Board considered that the investment adviser contractually agreed to waive 0.05% of each fund's management fee through April 30, 2016 and that, including the management fee waiver, each fund would be below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures, and that while the funds do not pay a management fee with a group fee component, they indirectly bear a portion of the management fees paid by the Fidelity funds in which they invest, some of which are subject to the group fee. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of each class of each fund, the Board considered the fund's hypothetical net management fee rate as well as the fund's all-inclusive fee. The Board also considered other expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees, paid by FMR under the all-inclusive arrangement. The Board also considered fund-paid 12b-1 fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees.

The Board considered the total expense ratio of each fund, after the effect of the contractual expense cap arrangements discussed below. The Board noted that the total expense ratio of each of Investor Class and Service Class of each fund ranked below its competitive median for 2014 and the total expense ratio of Service Class 2 of each fund ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median primarily because of higher 12b-1 fees for Service Class 2 as compared to most competitor funds.

In considering the total expense ratio for each class of each fund, the Board also considered an alternative competitive analysis that included both top level (i.e., direct) fund fees and acquired fund fees and expenses for the class and the other funds and classes in the mapped group. The Board noted that, under this alternative competitive analysis, the total expense ratio of each of Investor Class and Service Class of each fund, except VIP FundsManager 85%, ranked below its competitive median for 2014 and the total expense ratio of each of Investor Class and Service Class of VIP FundsManager 85% ranked above its competitive median for 2014 because of higher acquired fund fees and expenses compared to competitor funds. The Board noted that the total expense ratio of Service Class 2 of VIP FundsManager 20% and VIP FundsManager 50% ranked below its competitive median for 2014 and the total expense ratio of Service Class 2 of each other fund ranked above its competitive median for 2014.

The Board further considered that FMR contractually agreed to reimburse 0.10% of "class-level" expenses for Service Class and Service Class 2 as long as these classes continue to be sold to unaffiliated insurance companies.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Service Class 2 was above the median of the universe presented for comparison, the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board consideredthe revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the funds invest.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; and (x) the impact of money market reform on Fidelity's money market funds. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contract should be approved.

Proxy Voting Results

A special meeting of shareholders was held on May 12, 2015. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Elizabeth S. Acton
Affirmative	24,469,831,790.28	97.003
Withheld	756,086,184.43	2.997
TOTAL	25,225,917,974.71	100.000
John Engler
Affirmative	24,404,438,415.74	96.744
Withheld	821,479,558.97	3.256
TOTAL	25,225,917,974.71	100.000
Albert R. Gamper, Jr.
Affirmative	24,431,670,090.08	96.852
Withheld	794,247,884.63	3.148
TOTAL	25,225,917,974.71	100.000
Robert F. Gartland
Affirmative	24,472,637,370.54	97.014
Withheld	753,280,604.17	2.986
TOTAL	25,225,917,974.71	100.000
Abigail P. Johnson
Affirmative	24,442,024,432.82	96.893
Withheld	783,893,541.89	3.107
TOTAL	25,225,917,974.71	100.000
Arthur E. Johnson
Affirmative	24,444,583,833.78	96.903
Withheld	781,334,140.93	3.097
TOTAL	25,225,917,974.71	100.000
Michael E. Kenneally
Affirmative	24,475,874,452.78	97.027
Withheld	750,043,521.93	2.973
TOTAL	25,225,917,974.71	100.000
James H. Keyes
Affirmative	24,434,496,321.71	96.863
Withheld	791,421,653.00	3.137
TOTAL	25,225,917,974.71	100.000
Marie L. Knowles
Affirmative	24,446,177,909.79	96.909
Withheld	779,740,064.92	3.091
TOTAL	25,225,917,974.71	100.000
Geoffrey A. von Kuhn
Affirmative	24,444,403,935.60	96.902
Withheld	781,514,039.11	3.098
TOTAL	25,225,917,974.71	100.000
Proposal 1 reflects trust wide proposal and voting results.

VIPFM-ANN-0216
1.843208.109

Fidelity® Variable Insurance Products: Investment Grade Bond Portfolio Annual Report December 31, 2015

VIP Investment Grade Bond Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results
Fidelity® VIP Investment Grade Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

VIP Investment Grade Bond Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	(0.60)%	3.27%	4.44%
Service Class	(0.71)%	3.16%	4.34%
Service Class 2	(0.85)%	3.00%	4.18%
Investor Class	(0.71)%	3.22%	4.40%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Investment Grade Bond Portfolio - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$15,435	VIP Investment Grade Bond Portfolio - Initial Class
$15,552	Barclays® U.S. Aggregate Bond Index

VIP Investment Grade Bond Portfolio

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds managed only a slight gain for calendar year 2015, in an environment of rising credit-risk premiums that made it difficult for many bond sectors to outperform U.S. Treasury investments. The Barclays® U.S. Aggregate Bond Index returned 0.55%, with coupon (stated interest) payments roughly counterbalancing price weakness. Bonds suffered early in the period due to increased expectations for higher policy interest rates. The U.S. Federal Reserve, however, took no action to raise rates over the summer, amid a dampened global economic outlook. Rate-hike expectations cooled in August and September, in an environment of decreased bond issuance, weaker economic data emanating from China and falling crude-oil prices. They then rose significantly in late October and November, as the U.S. economy continued to improve, leading up to the Fed’s mid-December rate hike, its first since 2006. Among sectors in the Barclays® index, U.S. Treasury and agency mortgage-backed securities managed slight gains, versus modest declines for investment-grade credit and government-related securities. Outside the index, U.S. corporate high-yield bonds fell sharply, according to Barclays, fueled by a broad retreat from risk assets, while Treasury Inflation Protected Securities (TIPS) declined amid low inflation expectations.

Comments from Portfolio Manager Ford O’Neil:  For the year, the absolute return of the fund’s share classes were modestly negative, slightly trailing the benchmark Barclays® U.S. Aggregate Bond Index. I attempt to add value through sector positioning. I also draw on Fidelity’s considerable bottom-up fundamental research to identify what we believe are the best ideas in each sector. I keep the fund’s duration, a measure of its sensitivity to interest rates, roughly in line with that the of the benchmark, but position the fund based on the shape and expected changes in the yield curve. Nearly all of the fund’s assets were invested in Fidelity® VIP Investment Grade Central Fund – an investment-grade pool I manage for several VIP funds, including VIP Investment Grade Bond – with the remainder spread among Fidelity® Specialized High Income Central Fund, individual securities and cash equivalents. Out-of-benchmark positions in BB-rated securities hampered results versus the benchmark. The fund’s underweighting in U.S. government-backed bonds detracted, as did its overweighting in TIPS. Holding taxable municipal bonds backed by Illinois and Chicago also hurt. In contrast, overweighting investment-grade corporate bonds added value, as did an overweighting in strong-performing financials and an underweighting in weaker industrials names. The fund’s yield-curve positioning was additive.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Investment Grade Bond Portfolio

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of December 31, 2015
U.S. Government and U.S. Government Agency Obligations	32.1%
AAA	3.3%
AA	3.8%
A	10.9%
BBB	33.5%
BB and Below	14.0%
Short-Term Investments and Net Other Assets	2.4%

As of June 30, 2015
U.S. Government and U.S. Government Agency Obligations	36.4%
AAA	3.7%
AA	3.7%
A	14.3%
BBB	28.2%
BB and Below	12.1%
Not Rated	0.1%
Short-Term Investments and Net Other Assets	1.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition. The information in the above tables is based on the combined investments of the Fund and its pro-rata share of investments of Fidelity's fixed-income central funds.

Weighted Average Maturity as of December 31, 2015

6 months ago
Years	7.7	7.4

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of December 31, 2015

6 months ago
Years	5.4	5.4

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Asset Allocation (% of fund's net assets)

As of December 31, 2015 *,**
Corporate Bonds	51.3%
U.S. Government and U.S. Government Agency Obligations	32.1%
Asset-Backed Securities	0.9%
CMOs and Other Mortgage Related Securities	6.3%
Municipal Bonds	4.1%
Other Investments	2.9%
Short-Term Investments and Net Other Assets (Liabilities)	2.4%

 * Foreign investments - 14.5%

 ** Futures and Swaps - 0.0%

As of June 30, 2015 *,**
Corporate Bonds	48.6%
U.S. Government and U.S. Government Agency Obligations	36.4%
Asset-Backed Securities	1.0%
CMOs and Other Mortgage Related Securities	7.2%
Municipal Bonds	3.9%
Other Investments	1.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.5%

 * Foreign investments - 13.6%

 ** Futures and Swaps - 0.0%

The information in the above table is based on the combined investments of the Fund and its pro rata share of the investments of Fidelity's fixed-income central funds. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. Fidelity VIP Investment Grade Central Fund's holdings and financial statements are included at the end of this report.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

VIP Investment Grade Bond Portfolio

Investments December 31, 2015

Showing Percentage of Net Assets

Nonconvertible Bonds - 0.3%
	Principal Amount	Value
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Chesapeake Energy Corp. 5.75% 3/15/23	$8,800,000	$2,552,000
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
MSCI, Inc. 5.25% 11/15/24 (a)	3,400,000	3,451,000
Real Estate Investment Trusts - 0.0%
CommonWealth REIT 5.875% 9/15/20	546,000	586,923

TOTAL FINANCIALS		4,037,923

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Sabra Health Care LP/Sabra Capital Corp. 5.5% 2/1/21	5,515,000	5,694,238
TOTAL NONCONVERTIBLE BONDS
(Cost $18,690,032)		12,284,161

U.S. Treasury Obligations - 1.4%
U.S. Treasury Bonds 2.875% 8/15/45	20,030,000	19,415,800
U.S. Treasury Notes 2% 8/15/25	31,170,000	30,390,251
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $50,827,997)		49,806,051

Collateralized Mortgage Obligations - 0.0%
Private Sponsor - 0.0%
MASTR Adjustable Rate Mortgages Trust Series 2007-3 Class 22A2, 0.407% 5/25/47 (b)	$236,715	$218,020
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 0.5916% 2/25/37 (b)	749,199	669,213
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR2 Class 1A2, 2.63% 3/25/35 (b)	527,832	487,953
TOTAL PRIVATE SPONSOR
(Cost $828,778)		1,375,186
	Shares	Value

Fixed-Income Funds - 98.3%
Fidelity Specialized High Income Central Fund (c)	2,796,333	270,964,634
Fidelity VIP Investment Grade Central Fund (c)(d)	31,045,873	3,219,767,472
TOTAL FIXED-INCOME FUNDS
(Cost $3,510,068,252)		3,490,732,106

Money Market Funds - 0.4%
Fidelity Cash Central Fund, 0.33% (e)
(Cost $14,354,356)	14,354,356	14,354,356
TOTAL INVESTMENT PORTFOLIO - 100.4%
(Cost $3,594,769,415)		3,568,551,860
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(15,949,542)
NET ASSETS - 100%		$3,552,602,318

LegendLegend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,451,000 or 0.1% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Affiliated central fund that is available only to investment companies and other accounts managed by Fidelity Investments. Fidelity VIP Investment Grade Central Fund's investments and financial statements are included at the end of this report as an attachment.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$47,830
Fidelity Specialized High Income Central Fund	12,216,236
Fidelity VIP Investment Grade Central Fund	97,232,608
Total	$109,496,674

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:

Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Specialized High Income Central Fund	$199,928,323	$86,961,156	$--	$270,964,634	33.7%
Fidelity VIP Investment Grade Central Fund	3,101,051,964	394,789,989	179,856,550	3,219,767,472	69.8%
Total	$3,300,980,287	$481,751,145	$179,856,550	$3,490,732,106

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$12,284,161	$--	$12,284,161	$--
U.S. Government and Government Agency Obligations	49,806,051	--	49,806,051	--
Collateralized Mortgage Obligations	1,375,186	--	1,375,186	--
Fixed-Income Funds	3,490,732,106	3,490,732,106	--	--
Money Market Funds	14,354,356	14,354,356	--	--
Total Investments in Securities:	$3,568,551,860	$3,505,086,462	$63,465,398	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.5%
United Kingdom	3.1%
Mexico	1.8%
Netherlands	1.6%
Cayman Islands	1.2%
Luxembourg	1.2%
Others (Individually Less Than 1%)	5.6%
100.0%

The information in the above table is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds

See accompanying notes which are an integral part of the financial statements.

VIP Investment Grade Bond Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $70,346,807)	$63,465,398
Fidelity Central Funds (cost $3,524,422,608)	3,505,086,462
Total Investments (cost $3,594,769,415)		$3,568,551,860
Receivable for fund shares sold		4,918,761
Interest receivable		763,007
Distributions receivable from Fidelity Central Funds		3,013
Prepaid expenses		7,791
Total assets		3,574,244,432
Liabilities
Payable for fund shares redeemed	$20,068,402
Accrued management fee	925,491
Distribution and service plan fees payable	293,241
Other affiliated payables	318,335
Other payables and accrued expenses	36,645
Total liabilities		21,642,114
Net Assets		$3,552,602,318
Net Assets consist of:
Paid in capital		$3,586,248,910
Undistributed net investment income		1,745,501
Accumulated undistributed net realized gain (loss) on investments		(9,174,538)
Net unrealized appreciation (depreciation) on investments		(26,217,555)
Net Assets		$3,552,602,318
Initial Class:
Net Asset Value, offering price and redemption price per share ($1,052,892,975 ÷ 85,130,829 shares)		$12.37
Service Class:
Net Asset Value, offering price and redemption price per share ($519,999,579 ÷ 42,479,461 shares)		$12.24
Service Class 2:
Net Asset Value, offering price and redemption price per share ($1,186,855,211 ÷ 98,145,226 shares)		$12.09
Investor Class:
Net Asset Value, offering price and redemption price per share ($792,854,553 ÷ 64,333,825 shares)		$12.32

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Interest		$2,576,926
Income from Fidelity Central Funds		109,496,674
Total income		112,073,600
Expenses
Management fee	$11,176,425
Transfer agent fees	2,733,003
Distribution and service plan fees	3,465,485
Accounting and security lending fees	1,113,781
Custodian fees and expenses	7,713
Independent trustees' compensation	14,660
Registration fees	26,062
Audit	51,707
Legal	14,912
Miscellaneous	165,157
Total expenses before reductions	18,768,905
Expense reductions	(8,202)	18,760,703
Net investment income (loss)		93,312,897
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(5,318,663)
Fidelity Central Funds	(5,078,449)
Capital gain distributions from Fidelity Central Funds	2,299,416
Total net realized gain (loss)		(8,097,696)
Change in net unrealized appreciation (depreciation) on investment securities		(114,860,697)
Net gain (loss)		(122,958,393)
Net increase (decrease) in net assets resulting from operations		$(29,645,496)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$93,312,897	$75,267,939
Net realized gain (loss)	(8,097,696)	(1,144,373)
Change in net unrealized appreciation (depreciation)	(114,860,697)	95,049,878
Net increase (decrease) in net assets resulting from operations	(29,645,496)	169,173,444
Distributions to shareholders from net investment income	(91,918,960)	(70,644,189)
Distributions to shareholders from net realized gain	(2,733,126)	(1,215,407)
Total distributions	(94,652,086)	(71,859,596)
Share transactions - net increase (decrease)	320,862,768	313,893,177
Total increase (decrease) in net assets	196,565,186	411,207,025
Net Assets
Beginning of period	3,356,037,132	2,944,830,107
End of period (including undistributed net investment income of $1,745,501 and undistributed net investment income of $3,246,610, respectively)	$3,552,602,318	$3,356,037,132

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Investment Grade Bond Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.79	$12.36	$13.06	$12.97	$12.83
Income from Investment Operations
Net investment income (loss)A	.345	.327	.295	.318	.431
Net realized and unrealized gain (loss)	(.419)	.392	(.526)	.443	.492
Total from investment operations	(.074)	.719	(.231)	.761	.923
Distributions from net investment income	(.336)	(.284)	(.310)	(.315)	(.436)
Distributions from net realized gain	(.010)	(.005)	(.159)	(.356)	(.347)
Total distributions	(.346)	(.289)	(.469)	(.671)	(.783)
Net asset value, end of period	$12.37	$12.79	$12.36	$13.06	$12.97
Total ReturnB,C	(.60)%	5.83%	(1.78)%	5.90%	7.33%
Ratios to Average Net AssetsD,E
Expenses before reductions	.42%	.42%	.42%	.42%	.43%
Expenses net of fee waivers, if any	.42%	.42%	.42%	.42%	.42%
Expenses net of all reductions	.42%	.42%	.42%	.42%	.42%
Net investment income (loss)	2.69%	2.56%	2.29%	2.39%	3.30%
Supplemental Data
Net assets, end of period (000 omitted)	$1,052,893	$1,081,564	$981,378	$1,149,849	$1,116,778
Portfolio turnover rateF	9%	7%	4%	2%	5%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .01%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Investment Grade Bond Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.66	$12.24	$12.94	$12.86	$12.73
Income from Investment Operations
Net investment income (loss)A	.329	.312	.280	.302	.415
Net realized and unrealized gain (loss)	(.416)	.391	(.523)	.436	.485
Total from investment operations	(.087)	.703	(.243)	.738	.900
Distributions from net investment income	(.323)	(.278)	(.298)	(.302)	(.423)
Distributions from net realized gain	(.010)	(.005)	(.159)	(.356)	(.347)
Total distributions	(.333)	(.283)	(.457)	(.658)	(.770)
Net asset value, end of period	$12.24	$12.66	$12.24	$12.94	$12.86
Total ReturnB,C	(.71)%	5.75%	(1.89)%	5.77%	7.21%
Ratios to Average Net AssetsD,E
Expenses before reductions	.52%	.52%	.52%	.52%	.52%
Expenses net of fee waivers, if any	.52%	.52%	.52%	.52%	.52%
Expenses net of all reductions	.52%	.52%	.52%	.52%	.52%
Net investment income (loss)	2.60%	2.46%	2.19%	2.29%	3.20%
Supplemental Data
Net assets, end of period (000 omitted)	$520,000	$432,656	$265,505	$288,708	$277,732
Portfolio turnover rateF	9%	7%	4%	2%	5%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than.01%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Investment Grade Bond Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.51	$12.10	$12.79	$12.72	$12.60
Income from Investment Operations
Net investment income (loss)A	.306	.289	.257	.279	.391
Net realized and unrealized gain (loss)	(.410)	.379	(.510)	.430	.478
Total from investment operations	(.104)	.668	(.253)	.709	.869
Distributions from net investment income	(.306)	(.253)	(.278)	(.283)	(.402)
Distributions from net realized gain	(.010)	(.005)	(.159)	(.356)	(.347)
Total distributions	(.316)	(.258)	(.437)	(.639)	(.749)
Net asset value, end of period	$12.09	$12.51	$12.10	$12.79	$12.72
Total ReturnB,C	(.85)%	5.53%	(1.99)%	5.60%	7.03%
Ratios to Average Net AssetsD,E
Expenses before reductions	.67%	.67%	.67%	.67%	.67%
Expenses net of fee waivers, if any	.67%	.67%	.67%	.67%	.67%
Expenses net of all reductions	.67%	.67%	.67%	.67%	.67%
Net investment income (loss)	2.45%	2.31%	2.04%	2.14%	3.05%
Supplemental Data
Net assets, end of period (000 omitted)	$1,186,855	$1,082,467	$1,115,493	$1,198,326	$972,651
Portfolio turnover rateF	9%	7%	4%	2%	5%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .01%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Investment Grade Bond Portfolio Investor Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.75	$12.32	$13.02	$12.93	$12.80
Income from Investment Operations
Net investment income (loss)A	.340	.322	.290	.313	.426
Net realized and unrealized gain (loss)	(.428)	.395	(.526)	.444	.484
Total from investment operations	(.088)	.717	(.236)	.757	.910
Distributions from net investment income	(.332)	(.282)	(.305)	(.311)	(.433)
Distributions from net realized gain	(.010)	(.005)	(.159)	(.356)	(.347)
Total distributions	(.342)	(.287)	(.464)	(.667)	(.780)
Net asset value, end of period	$12.32	$12.75	$12.32	$13.02	$12.93
Total ReturnB,C	(.71)%	5.83%	(1.82)%	5.89%	7.25%
Ratios to Average Net AssetsD,E
Expenses before reductions	.45%	.45%	.45%	.46%	.46%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.46%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.46%	.45%
Net investment income (loss)	2.66%	2.53%	2.26%	2.36%	3.27%
Supplemental Data
Net assets, end of period (000 omitted)	$792,855	$759,351	$582,454	$744,227	$612,611
Portfolio turnover rateF	9%	7%	4%	2%	5%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .01%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Investment Grade Bond Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Specialized High Income Central Fund	FMR Co., Inc. (FMRC)	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity VIP Investment Grade Central Fund	FIMM	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Futures Repurchase Agreements Restricted Securities Swaps	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for each Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through each Fund's investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Collateralized mortgage obligations are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships (including allocations from Fidelity Central Funds), market discount, Short-term gain distributions from the fidelity central funds, capital loss carryforwards, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$78,754,752
Gross unrealized depreciation	(51,090,915)
Net unrealized appreciation (depreciation) on securities	$27,663,837
Tax Cost	$3,540,888,023

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,279,553
Capital loss carryforward	$(9,837,955)
Net unrealized appreciation (depreciation) on securities and other investments	$27,663,837

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
No expiration
Short-term	$(7,828,852)
Long-term	(2,009,103)
Total capital loss carryforward	$(9,837,955)

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$92,738,898	$ 70,903,328
Long-term Capital Gains	1,913,188	956,268
Total	$94,652,086	$ 71,859,596

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities (Including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $499,926,808 and $180,626,385, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged.11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .31% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$544,061
Service Class 2	2,921,424
$3,465,485

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% ( .10% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$749,062
Service Class	370,503
Service Class 2	795,828
Investor Class	817,610
$2,733,003

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,040 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is maintained at the Fund's custodian and/or invested in cash equivalents. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Total security lending income during the period amounted to $16,542.

8. Expense Reductions.

During the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $8,202.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Initial Class	$27,917,082	$23,476,631
Service Class	13,896,003	9,308,715
Service Class 2	29,321,568	21,500,125
Investor Class	20,784,307	16,358,718
Total	$91,918,960	$70,644,189
From net realized gain
Initial Class	$853,091	$396,937
Service Class	402,324	119,370
Service Class 2	868,374	452,134
Investor Class	609,337	246,966
Total	$2,733,126	$1,215,407

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015	2014	2015	2014
Initial Class
Shares sold	14,124,329	14,887,162	$181,300,197	$191,382,664
Reinvestment of distributions	2,307,903	1,874,260	28,770,173	23,873,568
Shares redeemed	(15,849,228)	(11,623,368)	(203,182,390)	(148,686,558)
Net increase (decrease)	583,004	5,138,054	$6,887,980	$66,569,674
Service Class
Shares sold	16,473,822	15,305,544	$209,904,413	$196,687,350
Reinvestment of distributions	1,158,425	747,760	14,298,327	9,428,085
Shares redeemed	(9,317,150)	(3,573,520)	(117,443,843)	(45,315,403)
Net increase (decrease)	8,315,097	12,479,784	$106,758,897	$160,800,032
Service Class 2
Shares sold	25,136,170	9,674,571	$316,191,051	$121,180,701
Reinvestment of distributions	2,475,925	1,762,226	30,189,942	21,952,259
Shares redeemed	(15,972,221)	(17,157,102)	(199,946,110)	(214,534,274)
Net increase (decrease)	11,639,874	(5,720,305)	$146,434,883	$(71,401,314)
Investor Class
Shares sold	10,950,224	16,034,544	$140,247,630	$205,597,932
Reinvestment of distributions	1,721,835	1,307,748	21,393,644	16,605,684
Shares redeemed	(7,902,704)	(5,058,062)	(100,860,266)	(64,278,831)
Net increase (decrease)	4,769,355	12,284,230	$60,781,008	$157,924,785

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 23% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 20% of the total outstanding shares of the Fund.

VIP Investment Grade Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and Shareholders of VIP Investment Grade Bond Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Investment Grade Bond Portfolio (the Fund), a fund of Variable Insurance Products Fund V, including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Investment Grade Bond Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 23, 2016

VIP Investment Grade Bond Portfolio

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Elizabeth S. Acton, John Engler, and Geoffrey A. von Kuhn, each of the Trustees oversees 236 funds. Ms. Acton and Mr. Engler each oversees 228 funds. Mr. von Kuhn oversees 148 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Geoffrey A. von Kuhn (1951)

Year of Election or Appointment: 2015

Trustee

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2007

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity® funds (2008-2009).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2009

Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2014-present), FMR (investment adviser firm, 2014-present), and Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-present) and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

VIP Investment Grade Bond Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio--A,B-	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-C July 1, 2015 to December 31, 2015
Initial Class	.41%
Actual		$1,000.00	$994.00	$2.06
Hypothetical-D		$1,000.00	$1,023.14	$2.09
Service Class	.51%
Actual		$1,000.00	$993.70	$2.56
Hypothetical-D		$1,000.00	$1,022.63	$2.60
Service Class 2.66%
Actual		$1,000.00	$993.10	$3.32
Hypothetical-D		$1,000.00	$1,021.88	$3.36
Investor Class	.44%
Actual		$1,000.00	$993.60	$2.21
Hypothetical-D		$1,000.00	$1,022.99	$2.24

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .005%.

 C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

 D 5% return per year before expenses

VIP Investment Grade Bond Portfolio

Distributions (Unaudited)

The Board of Trustees of VIP Investment Grade Bond Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/12/16	02/12/16	$0.007	$0.006

Service Class	02/12/16	02/12/16	$0.007	$0.006

Service Class 2	02/12/16	02/12/16	$0.007	$0.006

Investor Class	02/12/16	02/12/16	$0.007	$0.006

A total of 6.9853% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Investment Grade Bond Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2015.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Investment Grade Bond Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; and (x) the impact of money market reform on Fidelity's money market funds. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIP Investment Grade Bond Portfolio

Proxy Voting Results

A special meeting of shareholders was held on May 12, 2015. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Elizabeth S. Acton
Affirmative	24,469,831,790.28	97.003
Withheld	756,086,184.43	2.997
TOTAL	25,225,917,974.71	100.000
John Engler
Affirmative	24,404,438,415.74	96.744
Withheld	821,479,558.97	3.256
TOTAL	25,225,917,974.71	100.000
Albert R. Gamper, Jr.
Affirmative	24,431,670,090.08	96.852
Withheld	794,247,884.63	3.148
TOTAL	25,225,917,974.71	100.000
Robert F. Gartland
Affirmative	24,472,637,370.54	97.014
Withheld	753,280,604.17	2.986
TOTAL	25,225,917,974.71	100.000
Abigail P. Johnson
Affirmative	24,442,024,432.82	96.893
Withheld	783,893,541.89	3.107
TOTAL	25,225,917,974.71	100.000
Arthur E. Johnson
Affirmative	24,444,583,833.78	96.903
Withheld	781,334,140.93	3.097
TOTAL	25,225,917,974.71	100.000
Michael E. Kenneally
Affirmative	24,475,874,452.78	97.027
Withheld	750,043,521.93	2.973
TOTAL	25,225,917,974.71	100.000
James H. Keyes
Affirmative	24,434,496,321.71	96.863
Withheld	791,421,653.00	3.137
TOTAL	25,225,917,974.71	100.000
Marie L. Knowles
Affirmative	24,446,177,909.79	96.909
Withheld	779,740,064.92	3.091
TOTAL	25,225,917,974.71	100.000
Geoffrey A. von Kuhn
Affirmative	24,444,403,935.60	96.902
Withheld	781,514,039.11	3.098
TOTAL	25,225,917,974.71	100.000
Proposal 1 reflects trust wide proposal and voting results.

The following are the financial statements for the Fidelity® VIP Investment Grade Central Fund as of December 31, 2015 which is a direct investment of VIP Investment Grade Bond Portfolio.

Fidelity® VIP Investment Grade Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Life of fundA
Fidelity VIP Investment Grade Central Fund	0.18%	3.78%	5.30%

 A From June 23, 2006

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® VIP Investment Grade Central Fund on June 23, 2006, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$16,359	Fidelity VIP Investment Grade Central Fund
$15,760	Barclays® U.S. Aggregate Bond Index

Fidelity® VIP Investment Grade Central Fund

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds managed only a slight gain for calendar year 2015, in an environment of rising credit-risk premiums that made it difficult for many bond sectors to outperform U.S. Treasury investments. The Barclays® U.S. Aggregate Bond Index returned 0.55%, with coupon (stated interest) payments roughly counterbalancing price weakness. Bonds suffered early in the period due to increased expectations for higher policy interest rates. The U.S. Federal Reserve, however, took no action to raise rates over the summer, amid a dampened global economic outlook. Rate-hike expectations cooled in August and September, in an environment of decreased bond issuance, weaker economic data emanating from China and falling crude-oil prices. They then rose significantly in late October and November, as the U.S. economy continued to improve, leading up to the Fed’s mid-December rate hike, its first since 2006. Among sectors in the Barclays® index, U.S. Treasury and agency mortgage-backed securities managed slight gains, versus modest declines for investment-grade credit and government-related securities. Outside the index, U.S. corporate high-yield bonds fell sharply, according to Barclays, fueled by a broad retreat from risk assets, while Treasury Inflation-Protected Securities (TIPS) declined amid low inflation expectations.

Comments from Portfolio Manager Ford O’Neil, who rejoined the fund on July 27, 2015, after having managed the fund from 2006 through January 2015:  For the year, the fund trailed the benchmark Barclays® U.S. Aggregate Bond Index. I attempted to add value through sector positioning. I also drew on Fidelity’s bottom-up fundamental research to identify what we believed were the best ideas in each sector. I kept the fund’s interest rate sensitivity, as measured by duration, roughly in line with that of the benchmark, but positioned the fund based on yield-curve changes that I anticipated, as well as the yield curve's shape. The fund’s underweighting in U.S. government bonds – Treasuries and agency mortgage-backed securities – detracted from performance versus the benchmark. Both sectors performed comparatively well as investors sought haven amid global economic uncertainty. The fund’s overweighting in TIPS also detracted, as investors shunned inflation protection amid a steep slump in commodity prices. Holdings in taxable municipal bonds backed by Illinois and Chicago hurt as well. They were under pressure for much of the period due to credit-rating actions in light of their respective pension and budget challenges. In contrast, overweighting investment-grade corporate bonds added value. Within investment-grade corporates, an overweighted position in financials aided the fund’s relative return. In addition, the fund’s overall yield-curve positioning was additive.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® VIP Investment Grade Central Fund

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of December 31, 2015
U.S. Government and U.S. Government Agency Obligations	33.8%
AAA	3.4%
AA	4.2%
A	12.2%
BBB	36.8%
BB and Below	7.2%
Not Rated	0.1%
Short-Term Investments and Net Other Assets	2.3%

As of June 30, 2015
U.S. Government and U.S. Government Agency Obligations	38.3%
AAA	3.8%
AA	4.2%
A	15.6%
BBB	30.6%
BB and Below	6.9%
Not Rated	0.1%
Short-Term Investments and Net Other Assets	0.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Weighted Average Maturity as of December 31, 2015

6 months ago
Years	7.8	7.4

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of December 31, 2015

6 months ago
Years	5.4	5.4

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Asset Allocation (% of fund's net assets)

As of December 31, 2015 *,**
Corporate Bonds	49.7%
U.S. Government and U.S. Government Agency Obligations	33.8%
Asset-Backed Securities	1.1%
CMOs and Other Mortgage Related Securities	7.0%
Municipal Bonds	4.5%
Other Investments	1.6%
Short-Term Investments and Net Other Assets (Liabilities)	2.3%

 * Foreign investments - 13.6%

 ** Futures and Swaps - 0.0%

As of June 30, 2015 *,**
Corporate Bonds	47.6%
U.S. Government and U.S. Government Agency Obligations	38.3%
Asset-Backed Securities	1.1%
CMOs and Other Mortgage Related Securities	7.7%
Municipal Bonds	4.3%
Other Investments	0.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

 * Foreign investments - 13.2%

 ** Futures and Swaps - 0.0%

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Fidelity® VIP Investment Grade Central Fund

Investments December 31, 2015

Showing Percentage of Net Assets

Nonconvertible Bonds - 49.7%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 3.1%
Automobiles - 1.2%
Daimler Finance North America LLC 1.45% 8/1/16 (a)	$2,724,000	$2,727,808
General Motors Co.:
3.5% 10/2/18	3,528,000	3,563,421
6.25% 10/2/43	599,000	632,028
General Motors Financial Co., Inc.:
2.4% 4/10/18	9,383,000	9,336,779
2.625% 7/10/17	1,120,000	1,123,394
3% 9/25/17	2,587,000	2,595,778
3.2% 7/13/20	10,000,000	9,846,010
3.25% 5/15/18	1,860,000	1,869,257
3.5% 7/10/19	4,187,000	4,201,826
4.25% 5/15/23	2,080,000	2,057,623
4.375% 9/25/21	15,702,000	15,930,653
4.75% 8/15/17	1,940,000	2,010,785
		55,895,362
Diversified Consumer Services - 0.1%
Ingersoll-Rand Global Holding Co. Ltd.:
2.875% 1/15/19	416,000	420,260
4.25% 6/15/23	2,932,000	3,020,095
		3,440,355
Hotels, Restaurants & Leisure - 0.1%
McDonald's Corp.:
2.75% 12/9/20	910,000	909,551
3.7% 1/30/26	2,400,000	2,398,625
4.7% 12/9/35	1,239,000	1,234,317
4.875% 12/9/45	1,944,000	1,954,468
		6,496,961
Media - 1.7%
21st Century Fox America, Inc.:
6.15% 2/15/41	3,454,000	3,883,063
7.75% 12/1/45	3,169,000	4,127,220
AOL Time Warner, Inc. 7.625% 4/15/31	1,625,000	2,010,656
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22 (a)	5,742,000	5,722,018
4.908% 7/23/25 (a)	3,860,000	3,856,206
DIRECTV Holdings LLC/DIRECTV Financing, Inc. 5.875% 10/1/19	4,711,000	5,259,718
Discovery Communications LLC:
3.25% 4/1/23	604,000	556,874
6.35% 6/1/40	2,421,000	2,409,449
Thomson Reuters Corp.:
1.3% 2/23/17	1,374,000	1,367,504
3.85% 9/29/24	3,379,000	3,311,802
Time Warner Cable, Inc.:
4% 9/1/21	7,363,000	7,434,495
5.5% 9/1/41	1,700,000	1,536,237
5.85% 5/1/17	1,239,000	1,296,196
5.875% 11/15/40	1,500,000	1,421,205
6.55% 5/1/37	10,935,000	11,060,096
6.75% 7/1/18	4,425,000	4,828,883
7.3% 7/1/38	3,781,000	4,100,449
8.25% 4/1/19	7,716,000	8,867,520
Time Warner, Inc. 6.5% 11/15/36	2,337,000	2,645,874
Viacom, Inc.:
2.5% 9/1/18	546,000	544,702
3.5% 4/1/17	1,312,000	1,335,339
		77,575,506

TOTAL CONSUMER DISCRETIONARY		143,408,184

CONSUMER STAPLES - 1.7%
Food & Staples Retailing - 0.3%
CVS Health Corp.:
3.5% 7/20/22	2,525,000	2,570,604
3.875% 7/20/25	4,800,000	4,899,581
Walgreens Boots Alliance, Inc.:
2.7% 11/18/19	2,460,000	2,456,416
3.3% 11/18/21	2,918,000	2,863,010
		12,789,611
Food Products - 0.0%
ConAgra Foods, Inc. 1.9% 1/25/18	1,554,000	1,545,483
Tobacco - 1.4%
Altria Group, Inc.:
4% 1/31/24	2,227,000	2,307,328
4.25% 8/9/42	2,952,000	2,708,407
4.75% 5/5/21	4,000,000	4,342,136
5.375% 1/31/44	4,099,000	4,408,241
Imperial Tobacco Finance PLC:
3.75% 7/21/22 (a)	4,804,000	4,823,778
4.25% 7/21/25 (a)	4,804,000	4,875,705
Reynolds American, Inc.:
2.3% 6/12/18	2,110,000	2,123,396
3.25% 6/12/20	1,745,000	1,773,627
3.25% 11/1/22	2,224,000	2,200,197
4% 6/12/22	3,228,000	3,357,943
4.45% 6/12/25	7,107,000	7,436,886
4.75% 11/1/42	3,437,000	3,279,957
5.7% 8/15/35	1,215,000	1,331,159
5.85% 8/15/45	9,320,000	10,354,595
6.15% 9/15/43	4,000,000	4,533,568
7.25% 6/15/37	2,962,000	3,626,069
		63,482,992

TOTAL CONSUMER STAPLES		77,818,086

ENERGY - 7.7%
Energy Equipment & Services - 0.5%
DCP Midstream LLC:
4.75% 9/30/21 (a)	3,739,000	2,907,555
5.35% 3/15/20 (a)	3,724,000	3,202,785
El Paso Pipeline Partners Operating Co. LLC 5% 10/1/21	1,517,000	1,432,277
Halliburton Co.:
3.8% 11/15/25	2,467,000	2,403,709
4.85% 11/15/35	2,154,000	2,115,952
5% 11/15/45	2,951,000	2,915,086
Noble Holding International Ltd.:
4% 3/16/18	342,000	309,725
5.95% 4/1/25	2,180,000	1,504,405
6.95% 4/1/45	2,104,000	1,346,316
Transocean, Inc. 5.55% 12/15/16 (b)	2,488,000	2,413,360
		20,551,170
Oil, Gas & Consumable Fuels - 7.2%
Anadarko Petroleum Corp. 6.375% 9/15/17	6,869,000	7,202,840
BP Capital Markets PLC:
1.674% 2/13/18	11,342,000	11,329,875
2.315% 2/13/20	16,534,000	16,296,588
4.5% 10/1/20	1,811,000	1,938,333
4.742% 3/11/21	3,000,000	3,295,443
Canadian Natural Resources Ltd.:
1.75% 1/15/18	1,762,000	1,714,017
3.8% 4/15/24	6,783,000	5,992,957
Cenovus Energy, Inc. 5.7% 10/15/19	3,719,000	3,898,910
Columbia Pipeline Group, Inc.:
2.45% 6/1/18 (a)	894,000	874,175
3.3% 6/1/20 (a)	4,379,000	4,265,588
4.5% 6/1/25 (a)	1,336,000	1,210,926
ConocoPhillips Co. 5.75% 2/1/19	3,900,000	4,221,204
DCP Midstream Operating LP:
2.5% 12/1/17	1,990,000	1,790,799
2.7% 4/1/19	4,300,000	3,483,387
3.875% 3/15/23	1,771,000	1,336,809
5.6% 4/1/44	1,227,000	745,184
Duke Energy Field Services 6.45% 11/3/36 (a)	2,477,000	1,669,505
El Paso Natural Gas Co. 5.95% 4/15/17	3,330,000	3,367,949
Empresa Nacional de Petroleo 4.375% 10/30/24 (a)	3,540,000	3,398,616
Enable Midstream Partners LP:
2.4% 5/15/19	1,253,000	1,113,422
3.9% 5/15/24	1,322,000	1,011,277
Enbridge Energy Partners LP:
4.2% 9/15/21	4,399,000	4,195,647
4.375% 10/15/20	3,093,000	3,018,456
EnLink Midstream Partners LP 2.7% 4/1/19	6,288,000	5,737,108
Enterprise Products Operating LP:
1.65% 5/7/18	1,969,000	1,920,801
2.55% 10/15/19	863,000	827,638
3.7% 2/15/26	4,800,000	4,309,186
3.75% 2/15/25	2,900,000	2,654,138
Marathon Petroleum Corp. 5.125% 3/1/21	2,187,000	2,296,044
Motiva Enterprises LLC 5.75% 1/15/20 (a)	1,496,000	1,610,806
MPLX LP 4% 2/15/25	683,000	574,277
Nakilat, Inc. 6.067% 12/31/33 (a)	1,808,000	1,985,184
Petro-Canada 6.05% 5/15/18	1,480,000	1,586,570
Petrobras Global Finance BV:
1.9896% 5/20/16 (b)	3,810,000	3,714,750
3% 1/15/19	446,000	338,960
3.25% 3/17/17	14,978,000	13,854,650
4.375% 5/20/23	7,020,000	4,633,200
4.875% 3/17/20	21,747,000	16,310,250
5.625% 5/20/43	6,681,000	4,058,708
7.25% 3/17/44	24,245,000	16,365,375
Petrobras International Finance Co. Ltd.:
3.875% 1/27/16	3,612,000	3,597,552
5.375% 1/27/21	17,294,000	12,884,030
5.75% 1/20/20	6,461,000	5,071,885
5.875% 3/1/18	1,901,000	1,691,890
6.125% 10/6/16	2,000,000	1,980,000
7.875% 3/15/19	4,277,000	3,785,145
Petroleos Mexicanos:
3.125% 1/23/19	642,000	621,064
3.5% 7/18/18	5,440,000	5,397,949
3.5% 7/23/20 (a)	32,555,000	30,813,308
3.5% 1/30/23	3,410,000	2,975,225
4.5% 1/23/26 (a)	6,809,000	5,981,707
4.875% 1/24/22	3,398,000	3,270,575
4.875% 1/18/24	4,539,000	4,232,618
5.5% 1/21/21	3,601,000	3,632,329
5.5% 6/27/44	7,799,000	5,867,500
5.625% 1/23/46 (a)	8,402,000	6,429,210
6% 3/5/20	1,625,000	1,688,375
6.375% 1/23/45	4,048,000	3,426,150
6.5% 6/2/41	7,675,000	6,635,038
8% 5/3/19	2,537,000	2,792,907
Phillips 66 Co. 4.3% 4/1/22	3,770,000	3,880,702
Phillips 66 Partners LP 2.646% 2/15/20	375,000	353,943
Plains All American Pipeline LP/PAA Finance Corp.:
3.65% 6/1/22	1,784,000	1,531,566
6.125% 1/15/17	1,250,000	1,284,350
Shell International Finance BV 4.375% 5/11/45	10,660,000	10,064,415
Southwestern Energy Co.:
3.3% 1/23/18	1,762,000	1,444,840
4.05% 1/23/20	3,196,000	2,317,100
4.95% 1/23/25	2,509,000	1,580,670
Spectra Energy Capital, LLC 3.3% 3/15/23	5,000,000	4,279,690
Spectra Energy Partners, LP:
2.95% 6/15/16	668,000	670,412
2.95% 9/25/18	733,000	720,304
Suncor Energy, Inc. 6.1% 6/1/18	4,665,000	5,018,010
The Williams Companies, Inc.:
3.7% 1/15/23	1,208,000	834,437
4.55% 6/24/24	13,337,000	9,268,068
Transcontinental Gas Pipe Line Corp. 6.4% 4/15/16	615,000	622,539
Western Gas Partners LP 5.375% 6/1/21	4,325,000	4,379,145
Williams Partners LP 4.3% 3/4/24	3,059,000	2,425,184
		333,599,384

TOTAL ENERGY		354,150,554

FINANCIALS - 26.6%
Banks - 12.0%
Banco Nacional de Desenvolvimento Economico e Social:
3.375% 9/26/16 (a)	4,235,000	4,192,650
4% 4/14/19 (a)	5,277,000	4,828,455
5.5% 7/12/20 (a)	28,200,000	26,155,500
5.75% 9/26/23 (a)	3,877,000	3,342,749
6.5% 6/10/19 (a)	1,340,000	1,309,850
Bank of America Corp.:
2.25% 4/21/20	3,337,000	3,257,226
2.6% 1/15/19	7,155,000	7,179,291
3.875% 3/22/17	10,557,000	10,826,721
3.95% 4/21/25	6,000,000	5,843,154
4.2% 8/26/24	4,984,000	4,991,237
4.25% 10/22/26	4,261,000	4,218,117
5.75% 12/1/17	12,290,000	13,147,903
5.875% 1/5/21	1,785,000	2,020,897
6.5% 8/1/16	3,000,000	3,087,426
Bank of Tokyo-Mitsubishi UFJ Ltd.:
1.7% 3/5/18 (a)	13,516,000	13,405,966
2.3% 3/5/20 (a)	11,510,000	11,350,448
Barclays PLC:
2% 3/16/18	17,646,000	17,540,689
2.75% 11/8/19	3,581,000	3,567,919
Capital One NA 2.95% 7/23/21	5,645,000	5,588,928
Citigroup, Inc.:
1.3% 11/15/16	6,383,000	6,367,528
1.7% 4/27/18	4,662,000	4,617,930
1.8% 2/5/18	68,000,000	67,763,428
1.85% 11/24/17	8,579,000	8,566,784
2.15% 7/30/18	9,998,000	9,990,741
2.5% 7/29/19	12,575,000	12,557,445
3.875% 3/26/25	9,500,000	9,254,026
4.05% 7/30/22	1,800,000	1,838,875
4.3% 11/20/26	9,000,000	8,961,309
5.5% 9/13/25	1,663,000	1,806,374
Citizens Financial Group, Inc. 4.15% 9/28/22 (a)	4,259,000	4,274,064
Credit Suisse AG 6% 2/15/18	6,486,000	6,971,393
Credit Suisse Group Funding Guernsey Ltd.:
2.75% 3/26/20 (a)	4,667,000	4,623,210
3.75% 3/26/25 (a)	4,660,000	4,502,012
3.8% 9/15/22 (a)	7,240,000	7,237,220
Discover Bank:
4.2% 8/8/23	2,849,000	2,910,744
7% 4/15/20	2,309,000	2,629,392
Fifth Third Bancorp:
2.875% 7/27/20	3,000,000	2,997,834
4.5% 6/1/18	1,179,000	1,241,692
8.25% 3/1/38	4,319,000	6,009,958
HBOS PLC 6.75% 5/21/18 (a)	2,600,000	2,835,994
HSBC Holdings PLC 4.25% 3/14/24	2,200,000	2,210,142
HSBC U.S.A., Inc. 1.625% 1/16/18	3,721,000	3,702,912
Huntington Bancshares, Inc. 7% 12/15/20	1,004,000	1,169,369
Intesa Sanpaolo SpA 5.017% 6/26/24 (a)	3,027,000	2,979,618
JPMorgan Chase & Co.:
2.75% 6/23/20	5,755,000	5,781,818
3.875% 9/10/24	48,329,000	48,099,534
4.125% 12/15/26	22,108,000	22,068,228
KeyBank NA 5.45% 3/3/16	1,618,000	1,629,025
Mizuho Bank Ltd. 1.8% 3/26/18 (a)	20,622,000	20,485,544
MUFG Americas Holdings Corp. 2.25% 2/10/20	4,493,000	4,419,526
PNC Bank NA 2.3% 6/1/20	1,450,000	1,437,265
Rabobank Nederland 4.375% 8/4/25	7,451,000	7,579,031
Regions Bank 6.45% 6/26/37	7,720,000	8,984,227
Regions Financial Corp. 2% 5/15/18	4,497,000	4,465,512
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	42,740,000	43,318,828
6% 12/19/23	8,517,000	9,172,860
6.1% 6/10/23	11,522,000	12,385,263
6.125% 12/15/22	8,239,000	8,969,873
The Toronto-Dominion Bank 1.625% 3/13/18	20,050,000	19,995,123
		552,666,777
Capital Markets - 5.0%
Affiliated Managers Group, Inc.:
3.5% 8/1/25	5,125,000	4,877,519
4.25% 2/15/24	3,833,000	3,872,146
Deutsche Bank AG 4.5% 4/1/25	10,381,000	9,550,738
Deutsche Bank AG London Branch 1.875% 2/13/18	24,542,000	24,332,681
Goldman Sachs Group, Inc.:
1.748% 9/15/17	13,467,000	13,441,992
2.55% 10/23/19	59,670,000	59,659,140
2.625% 1/31/19	16,652,000	16,773,360
2.9% 7/19/18	6,251,000	6,373,276
5.25% 7/27/21	1,125,000	1,244,426
5.625% 1/15/17	3,000,000	3,115,986
5.95% 1/18/18	755,000	813,097
6.15% 4/1/18	5,954,000	6,465,633
Lazard Group LLC:
4.25% 11/14/20	3,307,000	3,426,680
6.85% 6/15/17	689,000	733,574
Morgan Stanley:
1.875% 1/5/18	4,357,000	4,352,613
2.125% 4/25/18	4,257,000	4,266,531
2.65% 1/27/20	15,070,000	15,034,284
4.875% 11/1/22	7,751,000	8,230,818
5% 11/24/25	1,047,000	1,112,087
5.45% 1/9/17	4,980,000	5,169,325
5.75% 1/25/21	3,512,000	3,944,991
6.625% 4/1/18	10,165,000	11,147,325
Peachtree Corners Funding Trust 3.976% 2/15/25 (a)	5,000,000	4,964,350
UBS AG Stamford Branch:
1.375% 6/1/17	3,574,000	3,557,213
1.8% 3/26/18	6,894,000	6,882,887
2.35% 3/26/20	1,450,000	1,447,705
UBS Group Funding Ltd. 4.125% 9/24/25 (a)	5,261,000	5,258,832
		230,049,209
Consumer Finance - 1.6%
Discover Financial Services:
3.85% 11/21/22	5,040,000	4,997,916
3.95% 11/6/24	2,847,000	2,807,626
Ford Motor Credit Co. LLC:
1.461% 3/27/17	24,000,000	23,773,128
1.5% 1/17/17	2,686,000	2,667,091
1.7% 5/9/16	6,586,000	6,592,382
2.24% 6/15/18	5,000,000	4,954,875
2.875% 10/1/18	4,500,000	4,507,695
Hyundai Capital America:
1.45% 2/6/17 (a)	5,241,000	5,216,467
1.875% 8/9/16 (a)	1,083,000	1,084,470
2% 3/19/18 (a)	6,308,000	6,233,414
2.125% 10/2/17 (a)	4,770,000	4,741,628
2.875% 8/9/18 (a)	1,921,000	1,941,432
Synchrony Financial:
1.875% 8/15/17	994,000	989,424
3% 8/15/19	1,459,000	1,457,261
3.75% 8/15/21	2,203,000	2,201,599
4.25% 8/15/24	2,218,000	2,188,230
		76,354,638
Diversified Financial Services - 0.4%
Brixmor Operating Partnership LP 3.875% 8/15/22	3,297,000	3,282,236
GE Capital International Funding Co. 0.964% 4/15/16 (a)	10,807,000	10,811,874
IntercontinentalExchange, Inc.:
2.75% 12/1/20	1,628,000	1,628,275
3.75% 12/1/25	2,910,000	2,919,853
		18,642,238
Insurance - 2.5%
ACE INA Holdings, Inc.:
2.875% 11/3/22	2,975,000	2,954,237
3.35% 5/3/26	2,398,000	2,391,084
4.35% 11/3/45	2,436,000	2,475,553
AFLAC, Inc. 2.4% 3/16/20	4,500,000	4,524,800
AIA Group Ltd. 2.25% 3/11/19 (a)	913,000	908,097
American International Group, Inc.:
3.75% 7/10/25	8,311,000	8,241,553
5.6% 10/18/16	3,756,000	3,876,395
Aon Corp.:
3.125% 5/27/16	3,681,000	3,709,579
5% 9/30/20	1,402,000	1,532,678
Five Corners Funding Trust 4.419% 11/15/23 (a)	4,110,000	4,291,239
Liberty Mutual Group, Inc. 5% 6/1/21 (a)	4,093,000	4,378,941
Marsh & McLennan Companies, Inc. 4.8% 7/15/21	2,278,000	2,479,680
Massachusetts Mutual Life Insurance Co.:
4.5% 4/15/65 (a)	5,285,000	4,727,396
5.375% 12/1/41 (a)	1,135,000	1,228,893
MetLife, Inc.:
1.903% 12/15/17 (b)	886,000	891,231
4.368% 9/15/23	3,574,000	3,838,587
4.75% 2/8/21	1,477,000	1,616,740
6.75% 6/1/16	3,234,000	3,308,036
Metropolitan Life Global Funding I 3% 1/10/23 (a)	2,636,000	2,622,970
Pacific Life Insurance Co. 9.25% 6/15/39 (a)	2,297,000	3,334,842
Pacific LifeCorp:
5.125% 1/30/43 (a)	5,252,000	5,347,334
6% 2/10/20 (a)	4,627,000	5,147,690
Prudential Financial, Inc.:
2.3% 8/15/18	599,000	603,389
4.5% 11/16/21	2,157,000	2,329,750
6.2% 11/15/40	1,297,000	1,530,154
7.375% 6/15/19	1,250,000	1,450,680
Symetra Financial Corp. 6.125% 4/1/16 (a)	6,355,000	6,420,539
Teachers Insurance & Annuity Association of America 4.9% 9/15/44 (a)	5,347,000	5,400,759
TIAA Asset Management Finance LLC:
2.95% 11/1/19 (a)	1,222,000	1,224,949
4.125% 11/1/24 (a)	1,771,000	1,777,985
Unum Group:
3.875% 11/5/25	4,535,000	4,464,277
4% 3/15/24	5,930,000	5,920,435
5.625% 9/15/20	2,889,000	3,177,669
5.75% 8/15/42	5,234,000	5,774,049
		113,902,190
Real Estate Investment Trusts - 3.0%
Alexandria Real Estate Equities, Inc.:
2.75% 1/15/20	879,000	864,383
4.6% 4/1/22	1,200,000	1,245,620
American Campus Communities Operating Partnership LP 3.75% 4/15/23	1,184,000	1,165,048
American Tower Corp. 2.8% 6/1/20	9,000,000	8,898,543
AvalonBay Communities, Inc.:
3.625% 10/1/20	1,872,000	1,943,413
4.2% 12/15/23	4,000,000	4,169,540
Boston Properties, Inc. 3.85% 2/1/23	4,708,000	4,806,515
Camden Property Trust:
2.95% 12/15/22	1,607,000	1,542,383
4.25% 1/15/24	3,408,000	3,530,167
Corporate Office Properties LP 5% 7/1/25	2,283,000	2,243,988
DDR Corp.:
3.625% 2/1/25	2,136,000	2,016,655
4.25% 2/1/26	1,807,000	1,762,839
4.625% 7/15/22	2,855,000	2,951,430
4.75% 4/15/18	3,691,000	3,861,650
7.5% 4/1/17	1,944,000	2,071,081
9.625% 3/15/16	1,253,000	1,272,571
Digital Delta Holdings LLC:
3.4% 10/1/20 (a)	4,915,000	4,922,486
4.75% 10/1/25 (a)	3,533,000	3,564,861
Duke Realty LP:
3.625% 4/15/23	2,123,000	2,074,528
3.75% 12/1/24	1,576,000	1,533,699
3.875% 10/15/22	3,512,000	3,529,202
4.375% 6/15/22	2,340,000	2,411,527
5.95% 2/15/17	86,000	89,794
6.5% 1/15/18	2,445,000	2,644,392
Equity One, Inc.:
3.75% 11/15/22	5,500,000	5,311,422
6% 9/15/17	2,405,000	2,545,279
ERP Operating LP:
2.375% 7/1/19	2,683,000	2,690,451
4.625% 12/15/21	5,595,000	6,074,939
4.75% 7/15/20	2,827,000	3,054,921
5.375% 8/1/16	1,066,000	1,090,351
5.75% 6/15/17	5,343,000	5,645,761
Federal Realty Investment Trust 5.9% 4/1/20	1,046,000	1,181,348
HCP, Inc. 3.75% 2/1/16	2,272,000	2,275,197
Health Care REIT, Inc.:
2.25% 3/15/18	1,731,000	1,729,470
4% 6/1/25	3,216,000	3,163,984
4.7% 9/15/17	568,000	593,737
HRPT Properties Trust 6.25% 6/15/17	3,000,000	3,098,508
Lexington Corporate Properties Trust 4.4% 6/15/24	1,441,000	1,433,975
Omega Healthcare Investors, Inc.:
4.5% 1/15/25	1,371,000	1,338,378
4.5% 4/1/27	16,195,000	15,257,601
4.95% 4/1/24	1,354,000	1,367,548
5.25% 1/15/26 (a)	5,686,000	5,807,567
Retail Opportunity Investments Partnership LP:
4% 12/15/24	978,000	923,996
5% 12/15/23	737,000	752,804
Simon Property Group LP 4.125% 12/1/21	2,399,000	2,557,972
Weingarten Realty Investors 3.375% 10/15/22	812,000	792,501
WP Carey, Inc. 4% 2/1/25	5,360,000	5,127,874
		138,931,899
Real Estate Management & Development - 2.1%
BioMed Realty LP:
2.625% 5/1/19	2,289,000	2,224,501
3.85% 4/15/16	5,219,000	5,234,954
4.25% 7/15/22	1,842,000	1,831,064
6.125% 4/15/20	1,392,000	1,510,153
Brandywine Operating Partnership LP:
3.95% 2/15/23	4,271,000	4,159,843
4.1% 10/1/24	4,251,000	4,110,368
4.55% 10/1/29	4,251,000	4,084,875
4.95% 4/15/18	3,196,000	3,345,077
5.7% 5/1/17	5,000,000	5,215,260
6% 4/1/16	1,005,000	1,015,212
Digital Realty Trust LP:
3.95% 7/1/22	3,213,000	3,190,875
5.25% 3/15/21	1,953,000	2,109,006
Essex Portfolio LP 5.5% 3/15/17	670,000	697,595
Liberty Property LP:
3.375% 6/15/23	2,202,000	2,088,852
4.125% 6/15/22	2,007,000	2,030,964
4.4% 2/15/24	4,876,000	4,942,762
4.75% 10/1/20	4,185,000	4,447,404
5.5% 12/15/16	2,290,000	2,365,256
6.625% 10/1/17	2,673,000	2,868,503
Mack-Cali Realty LP:
2.5% 12/15/17	2,995,000	2,993,991
3.15% 5/15/23	4,988,000	4,306,864
4.5% 4/18/22	1,218,000	1,171,581
Mid-America Apartments LP:
4% 11/15/25	1,181,000	1,173,307
4.3% 10/15/23	831,000	851,983
Post Apartment Homes LP 3.375% 12/1/22	790,000	766,234
Reckson Operating Partnership LP 6% 3/31/16	4,360,000	4,400,696
Regency Centers LP 5.875% 6/15/17	1,821,000	1,920,372
Tanger Properties LP:
3.75% 12/1/24	2,960,000	2,902,458
3.875% 12/1/23	1,792,000	1,785,325
6.125% 6/1/20	4,876,000	5,503,702
Ventas Realty LP:
1.55% 9/26/16	2,853,000	2,855,026
3.5% 2/1/25	1,277,000	1,222,879
4.125% 1/15/26	1,557,000	1,552,055
4.375% 2/1/45	763,000	698,868
Ventas Realty LP/Ventas Capital Corp.:
2% 2/15/18	2,696,000	2,683,108
4% 4/30/19	1,357,000	1,411,087
		95,672,060

TOTAL FINANCIALS		1,226,219,011

HEALTH CARE - 3.3%
Biotechnology - 0.9%
AbbVie, Inc.:
1.75% 11/6/17	4,266,000	4,257,942
1.8% 5/14/18	12,344,000	12,287,971
2.9% 11/6/22	4,038,000	3,909,345
3.2% 11/6/22	4,580,000	4,510,141
3.6% 5/14/25	5,737,000	5,662,775
Amgen, Inc.:
1.25% 5/22/17	4,146,000	4,130,573
2.2% 5/22/19	4,398,000	4,393,118
		39,151,865
Health Care Equipment & Supplies - 0.4%
Becton, Dickinson & Co. 2.675% 12/15/19	1,327,000	1,334,596
Zimmer Biomet Holdings, Inc.:
1.45% 4/1/17	8,772,000	8,729,587
2% 4/1/18	9,035,000	8,980,302
		19,044,485
Health Care Providers & Services - 0.9%
Express Scripts Holding Co. 4.75% 11/15/21	4,787,000	5,133,770
HCA Holdings, Inc.:
3.75% 3/15/19	6,803,000	6,854,023
4.25% 10/15/19	11,265,000	11,490,300
4.75% 5/1/23	215,000	212,850
5.875% 3/15/22	260,000	274,300
6.5% 2/15/20	7,140,000	7,779,030
Medco Health Solutions, Inc. 4.125% 9/15/20	2,723,000	2,856,996
UnitedHealth Group, Inc.:
3.35% 7/15/22	1,747,000	1,787,115
3.75% 7/15/25	4,817,000	4,970,267
		41,358,651
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc.:
1.3% 2/1/17	1,129,000	1,124,993
2.4% 2/1/19	712,000	711,879
4.15% 2/1/24	1,093,000	1,135,908
		2,972,780
Pharmaceuticals - 1.0%
Actavis Funding SCS:
1.85% 3/1/17	16,317,000	16,346,779
2.35% 3/12/18	11,511,000	11,524,802
3% 3/12/20	3,962,000	3,958,842
3.45% 3/15/22	6,868,000	6,878,968
Mylan, Inc. 1.35% 11/29/16	1,345,000	1,333,756
Perrigo Co. PLC:
1.3% 11/8/16	1,103,000	1,095,245
2.3% 11/8/18	1,180,000	1,163,399
Perrigo Finance PLC:
3.5% 12/15/21	1,065,000	1,035,716
4.9% 12/15/44	696,000	628,107
Watson Pharmaceuticals, Inc. 1.875% 10/1/17	1,428,000	1,426,268
Zoetis, Inc.:
1.875% 2/1/18	676,000	666,948
3.25% 2/1/23	1,649,000	1,574,835
		47,633,665

TOTAL HEALTH CARE		150,161,446

INDUSTRIALS - 0.6%
Airlines - 0.1%
Continental Airlines, Inc.:
6.648% 3/15/19	393,964	403,064
6.795% 2/2/20	456,082	462,923
Northwest Airlines, Inc. pass-thru trust certificates 7.027% 11/1/19	2,219,111	2,472,756
U.S. Airways pass-thru trust certificates:
6.85% 1/30/18	736,967	781,185
8.36% 1/20/19	2,354,016	2,436,406
		6,556,334
Trading Companies & Distributors - 0.5%
Air Lease Corp.:
2.125% 1/15/18	2,155,000	2,117,288
2.625% 9/4/18	4,630,000	4,577,598
3.75% 2/1/22	4,522,000	4,441,802
3.875% 4/1/21	4,057,000	4,077,285
4.25% 9/15/24	3,565,000	3,493,700
4.75% 3/1/20	3,519,000	3,686,153
		22,393,826

TOTAL INDUSTRIALS		28,950,160

INFORMATION TECHNOLOGY - 0.6%
Electronic Equipment & Components - 0.1%
Amphenol Corp. 3.125% 9/15/21	1,394,000	1,379,052
Tyco Electronics Group SA 2.375% 12/17/18	832,000	830,963
		2,210,015
Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc. 4.375% 5/13/45	10,649,000	10,744,415
Hewlett Packard Enterprise Co.:
3.6% 10/15/20 (a)	4,703,000	4,714,287
4.9% 10/15/25 (a)	4,703,000	4,618,727
6.35% 10/15/45 (a)	4,703,000	4,464,520
		24,541,949

TOTAL INFORMATION TECHNOLOGY		26,751,964

MATERIALS - 0.9%
Chemicals - 0.1%
The Dow Chemical Co.:
4.125% 11/15/21	3,587,000	3,761,665
4.25% 11/15/20	1,196,000	1,252,480
		5,014,145
Metals & Mining - 0.8%
Alcoa, Inc. 5.125% 10/1/24	2,956,000	2,689,960
BHP Billiton Financial (U.S.A.) Ltd.:
6.25% 10/19/75 (a)(b)	1,921,000	1,880,179
6.75% 10/19/75 (a)(b)	4,773,000	4,605,945
Corporacion Nacional del Cobre de Chile (Codelco):
3.875% 11/3/21 (a)	3,750,000	3,604,058
4.5% 8/13/23 (a)	9,000,000	8,726,058
4.875% 11/4/44 (a)	1,712,000	1,367,867
Freeport-McMoRan, Inc. 2.3% 11/14/17	2,852,000	2,431,330
Rio Tinto Finance (U.S.A.) PLC 2.25% 12/14/18	4,174,000	4,069,980
Vale Overseas Ltd.:
4.375% 1/11/22	3,818,000	2,889,573
6.25% 1/23/17	3,115,000	3,109,082
		35,374,032

TOTAL MATERIALS		40,388,177

TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 1.9%
AT&T, Inc. 2.45% 6/30/20	3,187,000	3,139,842
CenturyLink, Inc.:
5.15% 6/15/17	330,000	339,075
6% 4/1/17	825,000	853,875
6.15% 9/15/19	2,305,000	2,351,100
Embarq Corp. 7.995% 6/1/36	29,008,000	29,878,240
Verizon Communications, Inc.:
1.35% 6/9/17	6,483,000	6,464,543
2.625% 2/21/20	6,253,000	6,275,949
4.5% 9/15/20	11,000,000	11,820,116
5.012% 8/21/54	9,569,000	8,759,558
6.25% 4/1/37	1,380,000	1,549,120
6.4% 9/15/33	4,059,000	4,624,536
6.55% 9/15/43	11,032,000	13,096,937
		89,152,891
Wireless Telecommunication Services - 0.1%
America Movil S.A.B. de CV 2.375% 9/8/16	5,411,000	5,430,842

TOTAL TELECOMMUNICATION SERVICES		94,583,733

UTILITIES - 3.2%
Electric Utilities - 2.2%
AmerenUE 6.4% 6/15/17	3,819,000	4,079,631
American Electric Power Co., Inc. 1.65% 12/15/17	1,748,000	1,735,019
American Transmission Systems, Inc. 5% 9/1/44 (a)	605,000	606,294
Dayton Power & Light Co. 1.875% 9/15/16	1,393,000	1,394,178
Duquesne Light Holdings, Inc.:
5.9% 12/1/21 (a)	2,664,000	2,971,631
6.4% 9/15/20 (a)	7,513,000	8,508,172
Edison International 3.75% 9/15/17	2,401,000	2,477,001
Entergy Corp. 4% 7/15/22	4,900,000	4,999,436
Eversource Energy:
1.45% 5/1/18	1,125,000	1,106,719
2.8% 5/1/23	5,110,000	4,922,698
Exelon Corp.:
1.55% 6/9/17	934,000	930,099
3.95% 6/15/25 (a)	4,402,000	4,398,703
FirstEnergy Corp.:
2.75% 3/15/18	10,761,000	10,809,694
4.25% 3/15/23	11,729,000	11,939,242
7.375% 11/15/31	5,897,000	7,182,151
FirstEnergy Solutions Corp. 6.05% 8/15/21	7,286,000	7,775,743
IPALCO Enterprises, Inc. 3.45% 7/15/20	7,767,000	7,611,660
LG&E and KU Energy LLC 3.75% 11/15/20	525,000	542,303
Nevada Power Co. 6.5% 5/15/18	3,165,000	3,525,766
NV Energy, Inc. 6.25% 11/15/20	1,238,000	1,406,335
Pennsylvania Electric Co. 6.05% 9/1/17	2,905,000	3,092,201
Progress Energy, Inc.:
4.4% 1/15/21	4,274,000	4,522,631
5.625% 1/15/16	2,000,000	2,001,996
TECO Finance, Inc.:
4% 3/15/16	1,075,000	1,080,207
5.15% 3/15/20	1,545,000	1,659,339
		101,278,849
Gas Utilities - 0.0%
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21	1,182,000	1,098,059
Multi-Utilities - 1.0%
Berkshire Hathaway Energy Co. 1.1% 5/15/17	5,903,000	5,849,289
Dominion Resources, Inc.:
1.25% 3/15/17	8,300,000	8,248,864
2.9031% 9/30/66 (b)	15,230,000	10,520,518
NiSource Finance Corp.:
5.45% 9/15/20	4,156,000	4,556,082
6.4% 3/15/18	1,300,000	1,416,466
PG&E Corp. 2.4% 3/1/19	600,000	598,854
Puget Energy, Inc.:
6% 9/1/21	4,807,000	5,416,979
6.5% 12/15/20	1,534,000	1,757,496
Sempra Energy 2.3% 4/1/17	4,185,000	4,209,269
Wisconsin Energy Corp. 6.25% 5/15/67 (b)	1,426,000	1,062,370
		43,636,187

TOTAL UTILITIES		146,013,095

TOTAL NONCONVERTIBLE BONDS
(Cost $2,332,917,753)		2,288,444,410

U.S. Government and Government Agency Obligations - 12.2%
U.S. Treasury Inflation-Protected Obligations - 4.1%
U.S. Treasury Inflation-Indexed Bonds:
0.75% 2/15/45	$48,621,881	$42,323,676
1.375% 2/15/44	45,489,233	46,211,054
U.S. Treasury Inflation-Indexed Notes:
0.125% 7/15/24	56,412,928	53,554,200
0.25% 1/15/25	49,397,151	47,116,534

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		189,205,464

U.S. Treasury Obligations - 8.1%
U.S. Treasury Bonds:
2.875% 8/15/45	28,820,000	27,936,264
3% 5/15/45	120,503,000	119,721,418
U.S. Treasury Notes:
0.875% 11/30/17 (c)	110,000,000	109,692,220
2% 11/30/22	100,100,000	99,553,654
2% 8/15/25	3,400,000	3,314,946
2.125% 5/15/25 (d)(e)	14,091,000	13,906,281

TOTAL U.S. TREASURY OBLIGATIONS		374,124,783

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $580,404,555)		563,330,247

U.S. Government Agency - Mortgage Securities - 21.4%
Fannie Mae - 12.9%
1.721% 5/1/34 (b)	671,054	689,738
1.838% 9/1/33 (b)	354,375	365,467
1.94% 7/1/35 (b)	22,219	23,107
2.048% 10/1/33 (b)	21,580	22,402
2.175% 3/1/35 (b)	5,529	5,743
2.21% 10/1/33 (b)	463,093	484,765
2.23% 7/1/34 (b)	35,906	37,516
2.302% 6/1/36 (b)	83,833	88,133
2.351% 7/1/35 (b)	51,478	54,344
2.394% 2/1/36 (b)	542,842	574,809
2.394% 8/1/36 (b)	1,415,340	1,502,037
2.419% 11/1/36 (b)	745,160	787,699
2.445% 12/1/35 (b)	262,594	278,364
2.458% 3/1/35 (b)	35,322	37,486
2.5% 9/1/27 to 1/1/43	22,464,576	22,428,173
2.5% 1/1/31 (f)	27,800,000	28,020,715
2.557% 6/1/42 (b)	440,783	451,490
2.559% 10/1/33 (b)	48,173	51,120
2.619% 5/1/36 (b)	229,669	243,738
2.628% 7/1/37 (b)	102,358	108,628
2.633% 9/1/36 (b)	734,293	779,272
2.689% 5/1/35 (b)	134,463	142,700
2.951% 11/1/40 (b)	279,708	290,784
2.98% 9/1/41 (b)	312,736	325,875
2.991% 10/1/41 (b)	136,782	142,306
3% 8/1/29 to 10/1/45	95,246,074	95,567,665
3.242% 7/1/41 (b)	494,381	519,002
3.347% 10/1/41 (b)	255,075	265,801
3.5% 10/1/25 to 10/1/45	137,273,341	142,400,674
3.5% 1/1/46 (f)	18,200,000	18,773,558
3.553% 7/1/41 (b)	583,259	613,204
4% 9/1/26 to 9/1/45	101,304,649	107,551,921
4% 1/1/46 (f)	5,000,000	5,289,996
4.5% 5/1/25 to 4/1/45	44,789,943	48,580,500
4.5% 1/1/46 (f)	200,000	215,995
4.5% 1/1/46 (f)	100,000	107,998
4.5% 1/1/46 (f)	22,400,000	24,191,476
4.5% 1/1/46 (f)	17,800,000	19,223,583
5% 9/1/20 to 11/1/44	18,163,281	20,017,613
5.5% 3/1/18 to 3/1/41	33,726,491	37,736,673
6% 10/1/34 to 1/1/42	8,508,448	9,670,240
6.5% 2/1/17 to 8/1/36	3,135,292	3,551,399
7% 11/1/23 to 8/1/32	703,346	801,422
7.5% 7/1/16 to 11/1/31	549,409	640,444
8% 1/1/30 to 5/1/30	9,550	11,360
8.5% 3/1/25 to 6/1/25	533	631

TOTAL FANNIE MAE		593,667,566

Freddie Mac - 5.1%
2.075% 3/1/36 (b)	113,944	118,559
2.135% 4/1/35 (b)	499,669	520,891
2.373% 1/1/35 (b)	77,875	82,646
2.76% 3/1/33 (b)	6,931	7,355
2.804% 11/1/35 (b)	210,976	220,274
3% 8/1/42 to 8/1/45	53,147,969	53,173,974
3% 1/1/46 (f)	23,400,000	23,364,612
3.211% 9/1/41 (b)	327,955	342,058
3.226% 4/1/41 (b)	333,150	347,340
3.239% 10/1/35 (b)	80,116	85,023
3.298% 6/1/41 (b)	369,821	388,358
3.451% 5/1/41 (b)	285,190	296,271
3.5% 1/1/42 to 11/1/45	57,592,811	59,396,795
3.618% 6/1/41 (b)	525,798	553,797
3.704% 5/1/41 (b)	434,866	458,900
4% 6/1/24 to 10/1/44	36,658,695	38,886,194
4% 1/1/46 (f)	8,400,000	8,872,755
4% 1/1/46 (f)	3,200,000	3,380,097
4.5% 7/1/25 to 1/1/45	23,832,183	25,817,005
5% 1/1/35 to 6/1/41	7,470,433	8,255,886
5.5% 1/1/38 to 6/1/41	10,138,255	11,322,436
6% 4/1/32 to 8/1/37	1,410,469	1,597,958
7.5% 5/1/17 to 11/1/31	61,568	72,258
8% 7/1/17 to 5/1/27	3,989	4,698
8.5% 3/1/20 to 1/1/28	44,804	52,042

TOTAL FREDDIE MAC		237,618,182

Ginnie Mae - 3.4%
3% 6/20/42 to 12/20/45	26,501,205	26,902,575
3.5% 1/15/41 to 8/20/45	56,185,390	58,671,125
4% 2/15/40 to 11/20/45	30,947,932	33,074,511
4% 1/1/46 (f)	1,700,000	1,805,030
4.5% 5/15/39 to 5/20/41	25,964,387	28,109,235
5% 3/15/39 to 4/15/41	3,717,547	4,156,976
5.5% 6/15/35	1,124,460	1,264,505
6.5% 4/15/35 to 11/15/35	110,452	127,805
7% 1/15/28 to 7/15/32	1,469,334	1,717,580
7.5% 4/15/22 to 10/15/28	375,921	437,001
8% 2/15/17 to 9/15/30	23,436	27,446
8.5% 3/15/30	3,656	4,017

TOTAL GINNIE MAE		156,297,806

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $984,925,850)		987,583,554

Asset-Backed Securities - 1.1%
Accredited Mortgage Loan Trust Series 2005-1 Class M1, 1.1266% 4/25/35 (b)	$234,160	$213,249
Airspeed Ltd. Series 2007-1A Class C1, 2.8305% 6/15/32 (a)(b)	2,080,525	936,236
Ameriquest Mortgage Securities, Inc. pass-thru certificates:
Series 2003-10 Class M1, 1.4716% 12/25/33 (b)	16,414	15,337
Series 2004-R2 Class M3, 1.2466% 4/25/34 (b)	31,593	23,983
Argent Securities, Inc. pass-thru certificates:
Series 2003-W7 Class A2, 1.2016% 3/25/34 (b)	16,878	15,639
Series 2004-W11 Class M2, 1.4716% 11/25/34 (b)	198,000	193,180
Series 2004-W7 Class M1, 1.2466% 5/25/34 (b)	208,902	196,621
Series 2006-W4 Class A2C, 0.5816% 5/25/36 (b)	404,870	142,972
Asset Backed Securities Corp. Home Equity Loan Trust Series 2004-HE2 Class M1, 1.2466% 4/25/34 (b)	592,645	535,950
Capital Auto Receivables Trust Series 2013-3 Class A3, 1.31% 12/20/17	2,929,944	2,929,784
Carrington Mortgage Loan Trust Series 2007-RFC1 Class A3, 0.5616% 12/25/36 (b)	635,000	424,588
CFC LLC Series 2013-2A Class A, 1.75% 11/15/17 (a)	80,383	80,353
Citibank Credit Card Issuance Trust Series 2014-A8 Class A8, 1.73% 4/9/20	8,400,000	8,419,653
Countrywide Home Loans, Inc.:
Series 2003-BC1 Class B1, 5.6716% 3/25/32 (b)	11,075	10,414
Series 2004-3 Class M4, 1.8766% 4/25/34 (b)	22,973	21,186
Series 2004-4 Class M2, 1.2166% 6/25/34 (b)	35,021	32,148
Series 2004-7 Class AF5, 5.868% 1/25/35	1,079,818	1,119,522
Fannie Mae Series 2004-T5 Class AB3, 0.9931% 5/28/35 (b)	13,702	12,698
Fieldstone Mortgage Investment Corp. Series 2004-3 Class M5, 2.396% 8/25/34 (b)	102,000	96,508
First Franklin Mortgage Loan Trust Series 2004-FF2 Class M3, 1.2466% 3/25/34 (b)	2,545	2,205
Ford Credit Floorplan Master Owner Trust Series 2015-1 Class B, 1.62% 1/15/20	5,416,000	5,392,149
Fremont Home Loan Trust Series 2005-A:
Class M3, 1.1566% 1/25/35 (b)	334,000	294,265
Class M4, 1.4416% 1/25/35 (b)	122,221	69,122
GCO Education Loan Funding Master Trust II Series 2007-1A Class C1L, 0.7732% 2/25/47 (a)(b)	354,556	319,398
GSAMP Trust Series 2004-AR1 Class B4, 5.5% 6/25/34 (a)	77,573	2,145
Home Equity Asset Trust:
Series 2003-3 Class M1, 1.7116% 8/25/33 (b)	157,151	149,141
Series 2003-5 Class A2, 1.1216% 12/25/33 (b)	11,595	10,925
HSI Asset Securitization Corp. Trust Series 2007-HE1 Class 2A3, 0.6116% 1/25/37 (b)	436,000	281,913
Invitation Homes Trust Series 2015-SFR3 Class E, 3.9473% 8/17/32 (a)(b)	1,446,000	1,418,582
JPMorgan Mortgage Acquisition Trust Series 2007-CH1 Class AV4, 0.5516% 11/25/36 (b)	43,421	43,390
KeyCorp Student Loan Trust Series 1999-A Class A2, 0.9331% 12/27/29 (b)	29,141	28,927
MASTR Asset Backed Securities Trust Series 2007-HE1 Class M1, 0.7216% 5/25/37 (b)	103,499	1,385
Merrill Lynch Mortgage Investors Trust:
Series 2003-OPT1 Class M1, 1.3966% 7/25/34 (b)	15,340	14,341
Series 2006-FM1 Class A2B, 0.5316% 4/25/37 (b)	51,011	50,617
Series 2006-OPT1 Class A1A, 0.9416% 6/25/35 (b)	272,566	264,396
Morgan Stanley ABS Capital I Trust:
Series 2004-HE6 Class A2, 1.1016% 8/25/34 (b)	20,187	18,845
Series 2004-NC6 Class M3, 2.5966% 7/25/34 (b)	54,718	44,834
Series 2004-NC8 Class M6, 2.2966% 9/25/34 (b)	62,196	57,198
Series 2005-NC1 Class M1, 1.0816% 1/25/35 (b)	90,038	82,109
New Century Home Equity Loan Trust Series 2005-4 Class M2, 0.9316% 9/25/35 (b)	503,000	451,888
Park Place Securities, Inc.:
Series 2004-WCW1:
Class M3, 2.2966% 9/25/34 (b)	188,000	177,110
Class M4, 2.5966% 9/25/34 (b)	241,000	155,490
Series 2005-WCH1 Class M4, 1.6666% 1/25/36 (b)	520,000	468,023
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-HE1 Class A, 1.2216% 4/25/33 (b)	1,796	1,681
Santander Drive Auto Receivables Trust:
Series 2014-4 Class C, 2.6% 11/16/20	2,365,000	2,368,976
Series 2015-1:
Class A3, 1.27% 2/15/19	12,161,000	12,119,925
Class C, 2.57% 4/15/21	8,000,000	7,952,606
Saxon Asset Securities Trust Series 2004-1 Class M1, 1.2166% 3/25/35 (b)	266,303	247,891
SLM Private Credit Student Loan Trust Series 2004-A Class C, 1.462% 6/15/33 (b)	198,561	192,506
Structured Asset Investment Loan Trust Series 2004-8 Class M5, 2.1466% 9/25/34 (b)	14,503	12,456
Terwin Mortgage Trust Series 2003-4HE Class A1, 1.2816% 9/25/34 (b)	10,148	8,990
Whinstone Capital Management Ltd. Series 1A Class B3, 2.1199% 10/25/44 (a)(b)	630,180	630,054
TOTAL ASSET-BACKED SECURITIES
(Cost $49,566,096)		48,753,504

Collateralized Mortgage Obligations - 0.2%
Private Sponsor - 0.0%
Bear Stearns ALT-A Trust floater Series 2005-1 Class A1, 0.9816% 1/25/35 (b)	348,450	339,037
Granite Mortgages PLC floater Series 2003-3 Class 1C, 2.7672% 1/20/44 (b)	151,584	151,433
MASTR Adjustable Rate Mortgages Trust Series 2007-3 Class 22A2, 0.407% 5/25/47 (b)	123,782	114,007
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 0.5916% 2/25/37 (b)	211,187	188,641
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 0.7116% 7/25/35 (b)	316,645	300,568
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-B Class B5, 2.5445% 6/10/35 (a)(b)	61,677	56,324
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 1.3234% 7/20/34 (b)	7,982	7,830

TOTAL PRIVATE SPONSOR		1,157,840

U.S. Government Agency - 0.2%
Fannie Mae planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	465,929	499,847
Series 1999-57 Class PH, 6.5% 12/25/29	384,064	438,637
Series 2002-9 Class PC, 6% 3/25/17	10,054	10,264
Freddie Mac planned amortization class Series 2500 Class TE, 5.5% 9/15/17	382,020	391,891
Ginnie Mae guaranteed REMIC pass-thru certificates:
Series 2007-35 Class SC, 38.133% 6/16/37 (b)(g)	47,423	90,336
Series 2015-H21 Class JA, 2.5% 6/20/65 (h)	7,240,076	7,327,332

TOTAL U.S. GOVERNMENT AGENCY		8,758,307

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $9,750,187)		9,916,147

Commercial Mortgage Securities - 7.0%
Banc of America Commercial Mortgage Trust:
sequential payer:
Series 2006-2 Class A4, 5.9975% 5/10/45 (b)	801,969	803,018
Series 2006-3 Class A4, 5.889% 7/10/44 (b)	19,670,793	19,774,639
Series 2006-4 Class A1A, 5.617% 7/10/46 (b)	9,720,158	9,805,127
Series 2007-2 Class A4, 5.7866% 4/10/49 (b)	5,232,000	5,294,645
Series 2007-3 Class A4, 5.7295% 6/10/49 (b)	2,393,799	2,460,334
Banc of America Commercial Mortgage, Inc. sequential payer Series 2001-1 Class A4, 5.451% 1/15/49	7,300,788	7,488,824
Bayview Commercial Asset Trust floater:
Series 2005-4A:
Class A2, 0.8116% 1/25/36 (a)(b)	407,257	362,570
Class M1, 0.8716% 1/25/36 (a)(b)	85,212	69,742
Class M2, 0.8916% 1/25/36 (a)(b)	25,706	20,413
Class M3, 0.9216% 1/25/36 (a)(b)	37,370	28,470
Series 2007-1 Class A2, 0.6916% 3/25/37 (a)(b)	111,411	93,838
Series 2007-2A:
Class A1, 0.6916% 7/25/37 (a)(b)	118,277	101,287
Class A2, 0.7416% 7/25/37 (a)(b)	110,707	89,168
Class M2, 0.8316% 7/25/37 (a)(b)	61,504	43,496
Class M3, 0.9116% 7/25/37 (a)(b)	46,805	28,711
Series 2007-3:
Class A2, 0.7116% 7/25/37 (a)(b)	162,328	132,433
Class M1, 0.7316% 7/25/37 (a)(b)	66,500	50,761
Class M2, 0.7616% 7/25/37 (a)(b)	69,910	50,716
Class M3, 0.7916% 7/25/37 (a)(b)	152,779	75,612
Class M4, 0.9216% 7/25/37 (a)(b)	241,446	68,149
Class M5, 1.0216% 7/25/37 (a)(b)	83,614	13,024
C-BASS Trust floater Series 2006-SC1 Class A, 0.6916% 5/25/36 (a)(b)	75,161	72,474
CDGJ Commercial Mortgage Trust Series 2014-BXCH Class DPA, 3.197% 12/15/27 (a)(b)	1,795,000	1,762,355
CGBAM Commercial Mortgage Trust Series 2015-SMRT Class D, 3.768% 4/10/28 (a)(b)	2,236,000	2,260,159
Citigroup/Deutsche Bank Commercial Mortgage Trust sequential payer:
Series 2006-CD3 Class A5, 5.617% 10/15/48	826,482	834,610
Series 2007-CD4 Class A4, 5.322% 12/11/49	14,420,457	14,663,203
COMM Mortgage Trust pass-thru certificates:
floater Series 2005-F10A Class J, 1.1805% 4/15/17 (a)(b)	44,103	44,202
sequential payer Series 2006-C7 Class A1A, 5.9504% 6/10/46 (b)	6,000,712	6,045,563
Credit Suisse Commercial Mortgage Trust:
sequential payer:
Series 2007-C2 Class A2, 5.448% 1/15/49 (b)	10,599	10,572
Series 2007-C3 Class A4, 5.8889% 6/15/39 (b)	2,208,313	2,267,210
Series 2007-C5 Class A4, 5.695% 9/15/40 (b)	2,642,335	2,729,938
Credit Suisse First Boston Mortgage Securities Corp. Series 2001-CKN5 Class AX, 0.0059% 9/15/34 (a)(b)(i)	1,865	0
CSMC Series 2015-TOWN:
Class B, 2.097% 3/15/17 (a)(b)	870,000	862,896
Class C, 2.447% 3/15/17 (a)(b)	848,000	840,443
Class D, 3.397% 3/15/17 (a)(b)	1,283,000	1,268,301
GAHR Commercial Mortgage Trust Series 2015-NRF:
Class BFX, 3.3822% 12/15/19 (a)(b)	4,550,000	4,540,489
Class CFX, 3.3822% 12/15/19 (a)(b)	3,823,000	3,732,882
Class DFX, 3.3822% 12/15/19 (a)(b)	3,240,000	3,116,473
GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49	12,036,500	12,381,092
Greenwich Capital Commercial Funding Corp.:
sequential payer Series 2007-GG9 Class A4, 5.444% 3/10/39	1,763,864	1,803,162
Series 2006-GG7 Class A4, 6.0208% 7/10/38 (b)	5,950,037	5,977,395
GS Mortgage Securities Trust sequential payer Series 2006-GG8 Class A4, 5.56% 11/10/39	771,781	770,453
Hilton U.S.A. Trust Series 2013-HLT:
Class CFX, 3.7141% 11/5/30 (a)	890,000	882,938
Class DFX, 4.4065% 11/5/30 (a)	8,320,000	8,280,462
JPMorgan Chase Commercial Mortgage Securities Trust:
floater:
Series 2006-FL2A:
Class E, 0.6105% 11/15/18 (a)(b)	29,751	29,351
Class F, 0.6605% 11/15/18 (a)(b)	88,352	87,237
Class G, 0.6905% 11/15/18 (a)(b)	76,973	76,022
Class H, 0.8305% 11/15/18 (a)(b)	58,914	58,332
Series 2014-BXH:
Class C, 1.9805% 4/15/27 (a)(b)	1,359,000	1,357,521
Class D, 2.5805% 4/15/27 (a)(b)	2,897,000	2,891,685
sequential payer:
Series 2006-CB16:
Class A1A, 5.546% 5/12/45	5,526,708	5,592,938
Class A4, 5.552% 5/12/45	1,206,976	1,221,140
Series 2006-CB17 Class A4, 5.429% 12/12/43	2,677,647	2,722,526
Series 2006-LDP8 Class A1A, 5.397% 5/15/45	2,053,751	2,074,330
Series 2007-CB18 Class A4, 5.44% 6/12/47	784,355	803,181
Series 2007-CB19 Class A4, 5.6946% 2/12/49 (b)	4,784,178	4,942,094
Series 2007-LD11 Class A4, 5.9609% 6/15/49 (b)	6,664,597	6,796,515
Series 2007-LDPX Class A3, 5.42% 1/15/49	4,903,961	5,005,003
Series 2006-LDP7 Class A4, 5.9085% 4/15/45 (b)	6,736,455	6,758,029
Series 2007-CB20 Class A1A, 5.746% 2/12/51	13,571,404	14,191,839
Series 2007-LDP10 Class CS, 5.466% 1/15/49 (b)	496,508	8
LB Commercial Conduit Mortgage Trust sequential payer Series 2007-C3 Class A4, 6.0966% 7/15/44 (b)	3,645,344	3,780,697
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2007-C1 Class A4, 5.424% 2/15/40	11,902,737	12,175,533
Series 2007-C2 Class A3, 5.43% 2/15/40	946,258	971,134
Series 2006-C1 Class AM, 5.217% 2/15/31 (b)	1,112,748	1,113,110
Series 2007-C7 Class A3, 5.866% 9/15/45	4,384,474	4,601,321
Merrill Lynch Mortgage Trust Series 2007-C1 Class A4, 6.0298% 6/12/50 (b)	10,916,000	11,263,353
Merrill Lynch-CFC Commercial Mortgage Trust sequential payer:
Series 2006-4 Class A3, 5.172% 12/12/49 (b)	399,756	406,208
Series 2007-5 Class A4, 5.378% 8/12/48	2,219,807	2,272,325
Series 2007-6 Class A4, 5.485% 3/12/51 (b)	3,875,000	3,972,960
Series 2007-9 Class A4, 5.7% 9/12/49	5,346,597	5,561,619
Morgan Stanley Capital I Trust:
floater:
Series 2006-XLF Class C, 1.531% 7/15/19 (a)(b)	113,478	113,728
Series 2007-XLFA:
Class D, 0.387% 10/15/20 (a)(b)	98,072	98,095
Class E, 0.447% 10/15/20 (a)(b)	294,000	294,055
Class F, 0.497% 10/15/20 (a)(b)	176,000	176,033
Class G, 0.537% 10/15/20 (a)(b)	218,000	218,041
Class H, 0.627% 10/15/20 (a)(b)	137,000	139,348
Class J, 0.777% 10/15/20 (a)(b)	79,407	76,962
sequential payer Series 2007-HQ11 Class A31, 5.439% 2/12/44	517,824	517,280
Series 2007-IQ14 Class A4, 5.692% 4/15/49	25,182,000	25,827,304
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (a)	4,386,209	5,467,849
Wachovia Bank Commercial Mortgage Trust:
sequential payer:
Series 2006-C28 Class A4, 5.572% 10/15/48	3,415,366	3,463,758
Series 2006-C29 Class A1A, 5.297% 11/15/48	3,020,429	3,087,302
Series 2007-C30 Class A5, 5.342% 12/15/43	20,930,000	21,482,592
Series 2007-C31 Class A4, 5.509% 4/15/47	8,121,000	8,255,113
Series 2007-C32 Class A3, 5.8992% 6/15/49 (b)	11,032,000	11,283,708
Series 2007-C33 Class A4, 6.1504% 2/15/51 (b)	7,312,057	7,558,454
Series 2006-C26 Class A1A, 6.009% 6/15/45 (b)	4,210,478	4,241,207
Series 2006-C27 Class A1A, 5.749% 7/15/45 (b)	7,997,119	8,063,315
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $335,405,140)		323,092,404

Municipal Securities - 4.5%
California Gen. Oblig.:
Series 2009, 7.35% 11/1/39	$805,000	$1,140,242
6.65% 3/1/22	4,360,000	5,245,560
7.3% 10/1/39	6,270,000	8,775,429
7.5% 4/1/34	5,055,000	7,053,595
7.55% 4/1/39	6,085,000	8,838,523
7.6% 11/1/40	10,310,000	15,302,618
7.625% 3/1/40	20,390,000	29,693,345
Chicago Gen. Oblig.:
(Taxable Proj.):
Series 2008 B, 5.63% 1/1/22	880,000	868,622
Series 2010 C1, 7.781% 1/1/35	10,090,000	11,045,826
Series 2012 B, 5.432% 1/1/42	1,205,000	1,027,154
6.314% 1/1/44	5,300,000	5,070,457
Illinois Gen. Oblig.:
Series 2003:
4.35% 6/1/18	2,520,000	2,576,070
4.95% 6/1/23	4,950,000	4,961,187
5.1% 6/1/33	55,215,000	52,214,065
Series 2010 5, 6.2% 7/1/21	2,260,000	2,426,562
Series 2010-1, 6.63% 2/1/35	12,290,000	12,818,470
Series 2010-3:
5.547% 4/1/19	120,000	126,679
6.725% 4/1/35	9,480,000	9,899,490
7.35% 7/1/35	5,540,000	6,072,062
Series 2011:
4.961% 3/1/16	365,000	367,259
5.365% 3/1/17	140,000	145,198
5.665% 3/1/18	4,465,000	4,727,765
5.877% 3/1/19	14,325,000	15,348,665
Series 2013:
2.69% 12/1/17	1,225,000	1,221,938
3.14% 12/1/18	1,270,000	1,269,771
TOTAL MUNICIPAL SECURITIES
(Cost $211,159,172)		208,236,552

Bank Notes - 1.6%
Bank of America NA:
1.65% 3/26/18	6,382,000	6,338,551
5.3% 3/15/17	3,403,000	3,540,005
Capital One NA 1.65% 2/5/18	20,761,000	20,555,051
Discover Bank:
(Delaware) 3.2% 8/9/21	6,249,000	6,209,406
3.1% 6/4/20	6,380,000	6,397,475
8.7% 11/18/19	1,503,000	1,778,692
KeyBank NA:
2.25% 3/16/20	9,000,000	8,901,369
6.95% 2/1/28	800,000	991,298
Marshall & Ilsley Bank 5% 1/17/17	4,952,000	5,104,502
Regions Bank 7.5% 5/15/18	13,237,000	14,708,359
TOTAL BANK NOTES
(Cost $73,731,767)		74,524,708
	Shares	Value

Money Market Funds - 4.5%
Fidelity Cash Central Fund, 0.33% (j)
(Cost $207,816,993)	207,816,993	207,816,993
TOTAL INVESTMENT PORTFOLIO - 102.2%
(Cost $4,785,677,513)		4,711,698,519
NET OTHER ASSETS (LIABILITIES) - (2.2)%(k)		(100,162,189)
NET ASSETS - 100%		$4,611,536,330

TBA Sale Commitments
	Principal Amount	Value
Fannie Mae
4% 1/1/46
(Proceeds $1,796,156)	$(1,700,000)	$(1,798,599)

Swaps

Underlying Reference	Rating(1)	Expiration Date	Clearinghouse/Counterparty	Fixed Payment Received/(Paid)	Notional Amount(2)	Value(1)	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Sell Protection
Ameriquest Mortgage Securities Inc Series 2004-R11 Class M9	C	Dec. 2034	Bank of America	4.25%	USD 46,188	$(44,363)	$0	$(44,363)
Ameriquest Mortgage Securities Inc Series 2004-R11 Class M9	C	Dec. 2034	Credit Suisse International	4.25%	80,238	(77,073)	0	(77,073)

TOTAL CREDIT DEFAULT SWAPS						$(121,436)	$0	$(121,436)

 (1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

 (2) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Portfolio could be required to make if a credit event were to occur.

LegendLegend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $393,123,431 or 8.5% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security or a portion of the security is on loan at period end.

 (d) Security or a portion of the security has been segregated as collateral for open bi-lateral over-the-counter (OTC) swaps. At period end, the value of securities pledged amounted to $1,189,204.

 (e) Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $374,032.

 (f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (g) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (h) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (i) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (k) Includes cash collateral of $91,721,700 from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$339,467
Total	$339,467

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$2,288,444,410	$--	$2,288,444,410	$--
U.S. Government and Government Agency Obligations	563,330,247	--	563,330,247	--
U.S. Government Agency - Mortgage Securities	987,583,554	--	987,583,554	--
Asset-Backed Securities	48,753,504	--	47,817,268	936,236
Collateralized Mortgage Obligations	9,916,147	--	9,916,147	--
Commercial Mortgage Securities	323,092,404	--	323,092,404	--
Municipal Securities	208,236,552	--	208,236,552	--
Bank Notes	74,524,708	--	74,524,708	--
Money Market Funds	207,816,993	207,816,993	--	--
Total Investments in Securities:	$4,711,698,519	$207,816,993	$4,502,945,290	$936,236
Derivative Instruments:
Liabilities
Swaps	$(121,436)	$--	$(121,436)	$--
Total Liabilities	$(121,436)	$--	$(121,436)	$--
Total Derivative Instruments:	$(121,436)	$--	$(121,436)	$--
Other Financial Instruments:
TBA Sale Commitments	$(1,798,599)	$--	$(1,798,599)	$--
Total Other Financial Instruments:	$(1,798,599)	$--	$(1,798,599)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Swaps(a)	$0	$(121,436)
Total Credit Risk	$0	$(121,436)
Total Value of Derivatives	$0	$(121,436)

 (a) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.4%
United Kingdom	3.3%
Mexico	2.0%
Netherlands	1.8%
Luxembourg	1.0%
Others (Individually Less Than 1%)	5.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity® VIP Investment Grade Central Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (including securities loaned of $89,748,180) — See accompanying schedule: Unaffiliated issuers (cost $4,577,860,520)	$4,503,881,526
Fidelity Central Funds (cost $207,816,993)	207,816,993
Total Investments (cost $4,785,677,513)		$4,711,698,519
Cash		91,727,372
Receivable for investments sold		109,718
Receivable for TBA sale commitments		1,796,156
Receivable for fund shares sold		13,458
Interest receivable		33,388,802
Distributions receivable from Fidelity Central Funds		42,092
Total assets		4,838,776,117
Liabilities
TBA sale commitments, at value	$1,798,599
Payable for investments purchased on a delayed delivery basis	133,398,914
Payable for fund shares redeemed	186,571
Bi-lateral OTC swaps, at value	121,436
Other payables and accrued expenses	12,567
Collateral on securities loaned, at value	91,721,700
Total liabilities		227,239,787
Net Assets		$4,611,536,330
Net Assets consist of:
Paid in capital		$4,634,308,062
Undistributed net investment income		7,207,039
Accumulated undistributed net realized gain (loss) on investments		44,124,102
Net unrealized appreciation (depreciation) on investments		(74,102,873)
Net Assets, for 44,465,034 shares outstanding		$4,611,536,330
Net Asset Value, offering price and redemption price per share ($4,611,536,330 ÷ 44,465,034 shares)		$103.71

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Interest		$145,650,706
Income from Fidelity Central Funds		339,467
Total income		145,990,173
Expenses
Custodian fees and expenses	$77,060
Independent trustees' compensation	18,944
Total expenses before reductions	96,004
Expense reductions	(23,119)	72,885
Net investment income (loss)		145,917,288
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	50,147,918
Futures contracts	312,563
Swaps	(59,595)
Total net realized gain (loss)		50,400,886
Change in net unrealized appreciation (depreciation) on: Investment securities	(191,415,444)
Swaps	71,624
Delayed delivery commitments	83,994
Total change in net unrealized appreciation (depreciation)		(191,259,826)
Net gain (loss)		(140,858,940)
Net increase (decrease) in net assets resulting from operations		$5,058,348

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$145,917,288	$125,558,728
Net realized gain (loss)	50,400,886	18,392,238
Change in net unrealized appreciation (depreciation)	(191,259,826)	112,392,803
Net increase (decrease) in net assets resulting from operations	5,058,348	256,343,769
Distributions to shareholders from net investment income	(138,953,417)	(122,583,776)
Distributions to shareholders from net realized gain	(3,297,143)	–
Total distributions	(142,250,560)	(122,583,776)
Share transactions
Proceeds from sales of shares	513,825,585	489,849,977
Reinvestment of distributions	142,250,560	122,583,763
Cost of shares redeemed	(301,190,265)	(298,099,997)
Net increase (decrease) in net assets resulting from share transactions	354,885,880	314,333,743
Total increase (decrease) in net assets	217,693,668	448,093,736
Net Assets
Beginning of period	4,393,842,662	3,945,748,926
End of period (including undistributed net investment income of $7,207,039 and undistributed net investment income of $2,033,152, respectively)	$4,611,536,330	$4,393,842,662
Other Information
Shares
Sold	4,808,405	4,633,829
Issued in reinvestment of distributions	1,342,876	1,157,237
Redeemed	(2,865,332)	(2,814,399)
Net increase (decrease)	3,285,949	2,976,667

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity VIP Investment Grade Central Fund

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$106.70	$103.29	$108.89	$107.64	$105.18
Income from Investment Operations
Net investment income (loss)A	3.292	3.178	2.829	3.111	3.817
Net realized and unrealized gain (loss)	(3.071)	3.336	(4.398)	3.442	4.385
Total from investment operations	.221	6.514	(1.569)	6.553	8.202
Distributions from net investment income	(3.137)	(3.104)	(2.826)	(3.056)	(3.851)
Distributions from net realized gain	(.074)	–	(1.205)	(2.247)	(1.891)
Total distributions	(3.211)	(3.104)	(4.031)	(5.303)	(5.742)
Net asset value, end of period	$103.71	$106.70	$103.29	$108.89	$107.64
Total ReturnB	.18%	6.37%	(1.46)%	6.16%	7.96%
Ratios to Average Net AssetsC,D
Expenses before reductionsE	-%	-%	-%	-%	-%
Expenses net of fee waivers, if anyE	-%	-%	-%	-%	-%
Expenses net of all reductionsE	-%	-%	-%	-%	-%
Net investment income (loss)	3.11%	3.01%	2.68%	2.84%	3.57%
Supplemental Data
Net assets, end of period (000 omitted)	$4,611,536	$4,393,843	$3,945,749	$4,252,424	$3,790,381
Portfolio turnover rateF	248%	151%	333%	291%	302%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

Fidelity VIP Investment Grade Central Fund (the Fund) is a fund of Fidelity Garrison Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds).

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, municipal securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Brokers which make markets in asset backed securities, collateralized mortgage obligations and commercial mortgage securities may also consider such factors as the structure of the issue, cash flow assumptions, the value of underlying assets as well as any guarantees. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount, financing transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$62,401,211
Gross unrealized depreciation	(131,391,438)
Net unrealized appreciation (depreciation) on securities	$(68,990,227)
Tax Cost	$4,780,688,746

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,705,507
Undistributed long-term capital gain	$46,195,555
Net unrealized appreciation (depreciation) on securities and other investments	$(69,114,132)

The Fund intends to elect to defer to its next fiscal year $1,558,662 of capital losses recognized during the period November 1, 2015 to December 31, 2015.

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$142,250,560	$ 122,583,776

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swaps	$(59,595)	$71,624
Interest Risk
Futures Contracts	312,563	–
Totals(a)	$252,968	$71,624

 (a) A summary of the value of derivatives by primary risk exposure as of period end, is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is included in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,504,533,646 and $554,216,892, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Investments Money Management, Inc. (the investment adviser), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with the investment adviser, FMR pays the investment adviser a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Trustees, and certain exceptions such as interest expense.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is maintained at the Fund's custodian and/or invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Total security lending income during the period amounted to $215,965.

8. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $18,944.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4,175.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund according to the following schedule.

Fund	Ownership %
VIP Asset Manager Portfolio	9.5%
VIP Asset Manager: Growth Portfolio	0.9%
VIP Balanced Portfolio	19.8%
VIP Investment Grade Bond Portfolio	69.8%

10. Credit Risk.

The Fund invests a portion of its assets in structured securities of issuers backed by commercial and residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

Fidelity® VIP Investment Grade Central Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Garrison Street Trust and Shareholders of Fidelity® VIP Investment Grade Central Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity® VIP Investment Grade Central Fund (the Fund), a fund of Fidelity Garrison Street Trust, including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity® VIP Investment Grade Central Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 23, 2016

Trustees and Officers

Fidelity® VIP Investment Grade Central Fund

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Elizabeth S. Acton, John Engler, and Geoffrey A. von Kuhn, each of the Trustees oversees 236 funds. Ms. Acton and Mr. Engler each oversees 228 funds. Mr. von Kuhn oversees 148 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Geoffrey A. von Kuhn (1951)

Year of Election or Appointment: 2015

Trustee

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is VIce Presidnet of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity® funds (2008-2009).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2009

Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2014-present), FMR (investment adviser firm, 2014-present), and Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-present) and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Fidelity® VIP Investment Grade Central Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Actual	.0015%	$1,000.00	$1,000.10	$.01
Hypothetical-C		$1,000.00	$1,025.20	$.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Fidelity® VIP Investment Grade Central Fund

Distributions (Unaudited)

The Board of Trustees of VIP Investment Grade Central Fund voted to pay on February 12, 2016, to shareholders of record at the opening of business on February 12, 2016 a distribution of $1.069 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015, $46,195,555, or, if subsequently determined to be different, the net capital gain of such year.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Investment Grade Central Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Investments Money Management, Inc. (FIMM) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by FIMM, the sub-advisers, and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other Fidelity funds and accounts and ultimately to enhance the performance of those funds and accounts.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that while the fund does not pay a management fee, Fidelity Management & Research Company (FMR) pays a management fee on behalf of the fund and receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; and (x) the impact of money market reform on Fidelity's money market funds. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Fidelity® VIP Investment Grade Central Fund

Proxy Voting Results

A special meeting of shareholders was held on November 18, 2015. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.
	# of Votes	% of Votes
Elizabeth S. Acton
Affirmative	5,966,899,870.80	100.000
Withheld	0.00	0.000
TOTAL	5,966,899,870.80	100.000
John Engler
Affirmative	5,966,899,870.80	100.000
Withheld	0.00	0.000
TOTAL	5,966,899,870.80	100.000
Albert R. Gamper, Jr.
Affirmative	5,966,899,870.80	100.000
Withheld	0.00	0.000
TOTAL	5,966,899,870.80	100.000
Robert F. Gartland
Affirmative	5,966,899,870.80	100.000
Withheld	0.00	0.000
TOTAL	5,966,899,870.80	100.000
Abigail P. Johnson
Affirmative	5,966,899,870.80	100.000
Withheld	0.00	0.000
TOTAL	5,966,899,870.80	100.000
Arthur E. Johnson
Affirmative	5,966,899,870.80	100.000
Withheld	0.00	0.000
TOTAL	5,966,899,870.80	100.000
Michael E. Kenneally
Affirmative	5,966,899,870.80	100.000
Withheld	0.00	0.000
TOTAL	5,966,899,870.80	100.000
James H. Keyes
Affirmative	5,966,899,870.80	100.000
Withheld	0.00	0.000
TOTAL	5,966,899,870.80	100.000
Marie L. Knowles
Affirmative	5,966,899,870.80	100.000
Withheld	0.00	0.000
TOTAL	5,966,899,870.80	100.000
Geoffrey A. von Kuhn
Affirmative	5,966,899,870.80	100.000
Withheld	0.00	0.000
TOTAL	5,966,899,870.80	100.000
Proposal 1 reflects trust wide proposal and voting results.

VIPIGB-ANN-0216
1.540025.118

Fidelity® Variable Insurance Products: Freedom Lifetime Income Funds - Portfolios I, II & III Annual Report December 31, 2015

Contents

Management's Discussion of Fund Performance
VIP Freedom Lifetime Income® I Portfolio
Investment Summary
Investments
Financial Statements
VIP Freedom Lifetime Income® II Portfolio
Investment Summary
Investments
Financial Statements
VIP Freedom Lifetime Income® III Portfolio
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

VIP Freedom Lifetime Income® I Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
VIP Freedom Lifetime Income® I Portfolio	(0.35)%	4.94%	4.78%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom Lifetime Income® I Portfolio on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$15,948	VIP Freedom Lifetime Income® I Portfolio
$15,552	Barclays® U.S. Aggregate Bond Index

VIP Freedom Lifetime Income® II Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
VIP Freedom Lifetime Income® II Portfolio	(0.23)%	5.74%	5.13%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom Lifetime Income® II Portfolio on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$16,499	VIP Freedom Lifetime Income® II Portfolio
$15,552	Barclays® U.S. Aggregate Bond Index

VIP Freedom Lifetime Income® III Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
VIP Freedom Lifetime Income® III Portfolio	(0.27)%	7.30%	5.70%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom Lifetime Income® III Portfolio on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$17,409	VIP Freedom Lifetime Income® III Portfolio
$20,242	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  Largely buoyed by the U.S., developed-markets equities finished 2015 nearly flat overall, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The MSCI World Index returned -0.44% for the 12 months ending December 31, 2015. Modest gains in the first half of the year were quickly erased amid the late-summer rout, but stocks sharply reversed course in October, lifted by the U.S. Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Excess supply of oil and natural gas weighed on commodities, the year’s worst-performing asset class. Lower energy costs and improving wages drove consumer spending, though, helping retailers. Also, low interest rates and pent-up demand boosted global auto sales: December results sent annual totals past the previous record, set in 2000.

The broad Dow Jones U.S. Total Stock Market Index℠ gained 0.44% for the year. Large-cap stocks outpaced small-caps by a comfortable margin, with the S&P 500® and the Russell 2000® Index returning 1.38% and -4.41%, respectively. Meanwhile, non-U.S. developed-markets returned -3.04%, as measured by the MSCI World ex USA Index, and the MSCI Emerging Markets Index returned -14.60%, beset by numerous challenges, U.S.-dollar strengthening throughout the period not the least of them. Globally, growth- led value-oriented stocks across market-cap segments. Outside the U.S., large-caps lagged small-caps substantially.

Looking within the bellwether S&P 500®, the downtrodden energy (-21%), materials (-8%) and utilities (-5%) sectors weighed on the index. Health care (+7%) helped alleviate the pain, and investors’ preference for growth stocks braced technology (+6%), which also benefited from strong fundamentals and attractive relative valuations. This sector performance pattern was generally similar worldwide.

In fixed income, the Barclays® Global Aggregate GDP Weighted Index returned -3.90%, affected in part by the Fed’s first interest-rate hike since 2006. The investment-grade Barclays® U.S. Aggregate Bond Index returned 0.55%; The BofA Merrill Lynch℠ US High Yield Constrained Index, -4.61%. Energy- and commodity-related securities performed worst. U.S. Treasury Inflation-Protected Securities (TIPS) suffered amid stubbornly low inflation. Meanwhile, emerging-markets debt rebounded strongly in the fall, overcoming multiple threats including China’s economic slowdown and currency headwinds.

Comments from Co-Portfolio Managers Andrew Dierdorf and Brett Sumsion:  For the year, each VIP Freedom Lifetime Income® Fund posted a modestly negative return that lagged the slightly positive result of its respective Composite benchmark. (For specific Fund results, please refer to the performance section of this report.) Generally speaking, the Funds' non-U.S. equity investments added value overall by meaningfully outperforming the asset-class benchmark. In particular VIP Overseas Portfolio, which seeks to own high-quality companies purchased at attractive prices that the manager believes can outperform the market over the long term, produced a solid gain. Similarly, VIP Emerging Markets Portfolio, despite its negative result, finished well ahead of its fund-level benchmark. Relative gains here were undermined largely by results from VIP Investment Grade Bond Portfolio, which emphasized corporate bonds and underweighted U.S. Treasuries; the Portfolio underperformed the Barclays® U.S. Aggregate Bond Index. Out-of-benchmark allocations to high-yield debt also detracted from results. Lastly, the Funds' U.S. equity allocation underperformed overall. Intra-asset allocation decisions – that is, weightings among underlying portfolios – detracted from results. Most notably VIP Growth & Income Portfolio, the Funds' largest U.S. equity holding, underperformed its benchmark this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Freedom Lifetime Income® I Portfolio

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	3.2	3.4
VIP Equity-Income Portfolio Investor Class	3.4	3.6
VIP Growth & Income Portfolio Investor Class	3.8	4.1
VIP Growth Portfolio Investor Class	3.4	3.6
VIP Mid Cap Portfolio Investor Class	0.9	1.0
VIP Value Portfolio Investor Class	2.4	2.7
VIP Value Strategies Portfolio Investor Class	1.2	1.3
	18.3	19.7
Developed International Equity Funds
VIP Overseas Portfolio Investor Class	5.4	5.7
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Investor Class	1.4	1.5
High Yield Bond Funds
VIP High Income Portfolio Investor Class	4.9	5.0
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Investor Class	54.8	53.0
Short-Term Funds
VIP Government Money Market Portfolio Investor Class 0.03%	15.2	15.1
Net Other Assets (Liabilities)
Net Other Assets	0.0	0.0
	100.0	100.0

VIP Government Money Market Portfolio Investor Class was formerly known as VIP Money Market Portfolio Investor Class

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	18.3%
Developed International Equity Funds	5.4%
Emerging Markets Equity Funds	1.4%
High Yield Bond Funds	4.9%
Investment Grade Bond Funds	54.8%
Short-Term Funds	15.2%

Six months ago
Domestic Equity Funds	19.7%
Developed International Equity Funds	5.7%
Emerging Markets Equity Funds	1.5%
High Yield Bond Funds	5.0%
Investment Grade Bond Funds	53.0%
Short-Term Funds	15.1%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom Lifetime Income® I Portfolio

Investments December 31, 2015

Showing Percentage of Net Assets

Domestic Equity Funds - 18.3%
	Shares	Value
Domestic Equity Funds - 18.3%
VIP Contrafund Portfolio Investor Class (a)	13,007	$439,232
VIP Equity-Income Portfolio Investor Class (a)	22,740	463,448
VIP Growth & Income Portfolio Investor Class (a)	27,662	520,601
VIP Growth Portfolio Investor Class (a)	6,974	457,143
VIP Mid Cap Portfolio Investor Class (a)	3,865	125,620
VIP Value Portfolio Investor Class (a)	25,025	334,079
VIP Value Strategies Portfolio Investor Class (a)	11,171	161,638
TOTAL DOMESTIC EQUITY FUNDS
(Cost $2,151,138)		2,501,761

International Equity Funds - 6.8%
Developed International Equity Funds - 5.4%
VIP Overseas Portfolio Investor Class (a)	38,914	740,146
Emerging Markets Equity Funds - 1.4%
VIP Emerging Markets Portfolio Investor Class (a)	22,472	182,251
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $950,502)		922,397

Bond Funds - 59.7%
High Yield Bond Funds - 4.9%
VIP High Income Portfolio Investor Class (a)	135,568	668,352
Investment Grade Bond Funds - 54.8%
VIP Investment Grade Bond Portfolio Investor Class (a)	606,814	7,475,949
TOTAL BOND FUNDS
(Cost $8,530,694)		8,144,301

Short-Term Funds - 15.2%
VIP Government Money Market Portfolio Investor Class 0.03% (a)(b)
(Cost $2,066,985)	2,066,985	2,066,985
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $13,699,319)		13,635,444
NET OTHER ASSETS (LIABILITIES) - 0.0%		0
NET ASSETS - 100%		$13,635,444

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
(VIP Government Money Market Portfolio Investor Class was formerly known as VIP Money Market Portfolio Investor Class)

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Investor Class	$561,906	$93,703	$172,588	$4,393	$439,232
VIP Emerging Markets Portfolio Investor Class	233,947	18,585	50,063	1,022	182,251
VIP Equity-Income Portfolio Investor Class	589,502	106,915	148,870	15,293	463,448
VIP Government Money Market Portfolio Investor Class 0.03%	2,163,032	150,186	246,235	242	2,066,985
VIP Growth & Income Portfolio Investor Class	669,453	95,629	193,400	11,155	520,601
VIP Growth Portfolio Investor Class	568,440	52,836	185,440	879	457,143
VIP High Income Portfolio Investor Class	719,165	80,336	59,783	47,012	668,352
VIP Investment Grade Bond Portfolio Investor Class	7,431,462	919,424	617,839	196,680	7,475,949
VIP Mid Cap Portfolio Investor Class	170,238	28,633	53,959	568	125,620
VIP Overseas Portfolio Investor Class	900,247	73,432	264,476	9,851	740,146
VIP Value Portfolio Investor Class	438,731	89,691	135,456	4,442	334,079
VIP Value Strategies Portfolio Investor Class	217,247	15,186	65,808	1,905	161,638
Total	$14,663,370	$1,724,556	$2,193,917	$293,442	$13,635,444

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Lifetime Income® I Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (cost $13,699,319) — See accompanying schedule		$13,635,444
Receivable for investments sold		225
Total assets		13,635,669
Liabilities
Payable for fund shares redeemed	$225
Total liabilities		225
Net Assets		$13,635,444
Net Assets consist of:
Paid in capital		$13,502,151
Undistributed net investment income		582
Accumulated undistributed net realized gain (loss) on investments		196,586
Net unrealized appreciation (depreciation) on investments		(63,875)
Net Assets, for 1,280,035 shares outstanding		$13,635,444
Net Asset Value, offering price and redemption price per share ($13,635,444 ÷ 1,280,035 shares)		$10.65

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Income distributions from underlying funds		$293,442
Expenses
Independent trustees' compensation	$58
Total expenses before reductions	58
Expense reductions	(58)	–
Net investment income (loss)		293,442
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	43,769
Capital gain distributions from underlying funds	228,392
Total net realized gain (loss)		272,161
Change in net unrealized appreciation (depreciation) on underlying funds		(602,334)
Net gain (loss)		(330,173)
Net increase (decrease) in net assets resulting from operations		$(36,731)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$293,442	$254,907
Net realized gain (loss)	272,161	118,548
Change in net unrealized appreciation (depreciation)	(602,334)	233,188
Net increase (decrease) in net assets resulting from operations	(36,731)	606,643
Distributions to shareholders from net investment income	(293,803)	(253,965)
Distributions to shareholders from net realized gain	(113,181)	(290,356)
Total distributions	(406,984)	(544,321)
Share transactions
Proceeds from sales of shares	562,289	2,329,257
Reinvestment of distributions	406,984	544,321
Cost of shares redeemed	(1,553,484)	(1,263,956)
Net increase (decrease) in net assets resulting from share transactions	(584,211)	1,609,622
Total increase (decrease) in net assets	(1,027,926)	1,671,944
Net Assets
Beginning of period	14,663,370	12,991,426
End of period (including undistributed net investment income of $582 and undistributed net investment income of $943, respectively)	$13,635,444	$14,663,370
Other Information
Shares
Sold	50,508	210,461
Issued in reinvestment of distributions	37,852	49,792
Redeemed	(140,207)	(114,496)
Net increase (decrease)	(51,847)	145,757

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom Lifetime Income I Portfolio

		December 31,
Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$11.01	$10.95	$10.26	$9.65	$9.88
Income from Investment Operations
Net investment income (loss)A	.23	.21	.19	.20	.22
Net realized and unrealized gain (loss)	(.27)	.29	.83	.80	(.17)
Total from investment operations	(.04)	.50	1.02	1.00	.05
Distributions from net investment income	(.24)	(.20)	(.20)	(.20)	(.21)
Distributions from net realized gain	(.09)	(.25)	(.13)	(.19)	(.06)
Total distributions	(.32)B	(.44)C	(.33)	(.39)	(.28)D
Net asset value, end of period	$10.65	$11.01	$10.95	$10.26	$9.65
Total ReturnE,F	(.35)%	4.68%	9.96%	10.42%	.48%
Ratios to Average Net AssetsG,H
Expenses before reductionsI	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	2.05%	1.89%	1.81%	1.97%	2.25%
Supplemental Data
Net assets, end of period (000 omitted)	$13,635	$14,663	$12,991	$12,037	$10,747
Portfolio turnover rateG	12%	12%	22%	19%	17%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.32 per share is comprised of distributions from net investment income of $.235 and distributions from net realized gain of $.088 per share.

 C Total distributions of $.44 per share is comprised of distributions from net investment income of $.196 and distributions from net realized gain of $.248 per share.

 D Total distributions of $.28 per share is comprised of distributions from net investment income of $.214 and distributions from net realized gain of $.064 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Amounts do not include the activity of the Underlying Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

 I Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Lifetime Income® II Portfolio

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	5.7	5.7
VIP Equity-Income Portfolio Investor Class	6.1	6.0
VIP Growth & Income Portfolio Investor Class	6.8	6.8
VIP Growth Portfolio Investor Class	6.0	5.9
VIP Mid Cap Portfolio Investor Class	1.6	1.7
VIP Value Portfolio Investor Class	4.4	4.4
VIP Value Strategies Portfolio Investor Class	2.1	2.1
	32.7	32.6
Developed International Equity Funds
VIP Overseas Portfolio Investor Class	9.7	9.4
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Investor Class	2.4	2.5
High Yield Bond Funds
VIP High Income Portfolio Investor Class	4.9	5.0
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Investor Class	39.9	40.4
Short-Term Funds
VIP Government Money Market Portfolio Investor Class 0.03%	10.4	10.1
Net Other Assets (Liabilities)
Net Other Assets	0.0	0.0
	100.0	100.0

VIP Government Money Market Portfolio Investor Class was formerly known as VIP Money Market Portfolio Investor Class

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	32.7%
Developed International Equity Funds	9.7%
Emerging Markets Equity Funds	2.4%
High Yield Bond Funds	4.9%
Investment Grade Bond Funds	39.9%
Short-Term Funds	10.4%

Six months ago
Domestic Equity Funds	32.6%
Developed International Equity Funds	9.4%
Emerging Markets Equity Funds	2.5%
High Yield Bond Funds	5.0%
Investment Grade Bond Funds	40.4%
Short-Term Funds	10.1%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom Lifetime Income® II Portfolio

Investments December 31, 2015

Showing Percentage of Net Assets

Domestic Equity Funds - 32.7%
	Shares	Value
Domestic Equity Funds - 32.7%
VIP Contrafund Portfolio Investor Class (a)	51,570	$1,741,532
VIP Equity-Income Portfolio Investor Class (a)	90,112	1,836,484
VIP Growth & Income Portfolio Investor Class (a)	110,122	2,072,499
VIP Growth Portfolio Investor Class (a)	27,630	1,811,176
VIP Mid Cap Portfolio Investor Class (a)	15,317	497,802
VIP Value Portfolio Investor Class (a)	99,604	1,329,719
VIP Value Strategies Portfolio Investor Class (a)	44,273	640,635
TOTAL DOMESTIC EQUITY FUNDS
(Cost $9,012,332)		9,929,847

International Equity Funds - 12.1%
Developed International Equity Funds - 9.7%
VIP Overseas Portfolio Investor Class (a)	154,229	2,933,427
Emerging Markets Equity Funds - 2.4%
VIP Emerging Markets Portfolio Investor Class (a)	89,118	722,744
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $3,798,658)		3,656,171

Bond Funds - 44.8%
High Yield Bond Funds - 4.9%
VIP High Income Portfolio Investor Class (a)	302,478	1,491,216
Investment Grade Bond Funds - 39.9%
VIP Investment Grade Bond Portfolio Investor Class (a)	983,350	12,114,868
TOTAL BOND FUNDS
(Cost $14,258,100)		13,606,084

Short-Term Funds - 10.4%
VIP Government Money Market Portfolio Investor Class 0.03% (a)(b)
(Cost $3,155,418)	3,155,418	3,155,418
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $30,224,508)		30,347,520
NET OTHER ASSETS (LIABILITIES) - 0.0%		2
NET ASSETS - 100%		$30,347,522

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
(VIP Government Money Market Portfolio Investor Class was formerly known as VIP Money Market Portfolio Investor Class)

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Investor Class	$1,737,205	$416,720	$260,700	$17,266	$1,741,532
VIP Emerging Markets Portfolio Investor Class	733,722	173,750	107,761	3,923	722,744
VIP Equity-Income Portfolio Investor Class	1,828,256	489,040	186,180	59,954	1,836,484
VIP Government Money Market Portfolio Investor Class 0.03%	2,881,189	546,860	272,631	342	3,155,418
VIP Growth & Income Portfolio Investor Class	2,087,777	469,139	300,974	43,835	2,072,499
VIP Growth Portfolio Investor Class	1,752,802	280,093	293,807	3,467	1,811,176
VIP High Income Portfolio Investor Class	1,482,419	282,271	112,379	104,027	1,491,216
VIP Investment Grade Bond Portfolio Investor Class	11,646,708	2,549,674	1,665,051	317,320	12,114,868
VIP Mid Cap Portfolio Investor Class	509,713	126,515	71,537	2,236	497,802
VIP Overseas Portfolio Investor Class	2,859,019	518,869	517,653	38,845	2,933,427
VIP Value Portfolio Investor Class	1,351,302	401,898	200,327	17,470	1,329,719
VIP Value Strategies Portfolio Investor Class	660,889	104,371	100,127	7,511	640,635
Total	$29,531,001	$6,359,200	$4,089,127	$616,196	$30,347,520

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Lifetime Income® II Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (cost $30,224,508) — See accompanying schedule		$30,347,520
Cash		3
Receivable for investments sold		502
Total assets		30,348,025
Liabilities
Payable for fund shares redeemed	$503
Total liabilities		503
Net Assets		$30,347,522
Net Assets consist of:
Paid in capital		$29,927,826
Undistributed net investment income		326
Accumulated undistributed net realized gain (loss) on investments		296,358
Net unrealized appreciation (depreciation) on investments		123,012
Net Assets, for 2,646,814 shares outstanding		$30,347,522
Net Asset Value, offering price and redemption price per share ($30,347,522 ÷ 2,646,814 shares)		$11.47

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Income distributions from underlying funds		$616,196
Expenses
Independent trustees' compensation	$121
Total expenses before reductions	121
Expense reductions	(121)	–
Net investment income (loss)		616,196
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	(153,072)
Capital gain distributions from underlying funds	750,507
Total net realized gain (loss)		597,435
Change in net unrealized appreciation (depreciation) on underlying funds		(1,300,487)
Net gain (loss)		(703,052)
Net increase (decrease) in net assets resulting from operations		$(86,856)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$616,196	$506,056
Net realized gain (loss)	597,435	116,503
Change in net unrealized appreciation (depreciation)	(1,300,487)	619,028
Net increase (decrease) in net assets resulting from operations	(86,856)	1,241,587
Distributions to shareholders from net investment income	(615,872)	(506,719)
Distributions to shareholders from net realized gain	(67,280)	(105,771)
Total distributions	(683,152)	(612,490)
Share transactions
Proceeds from sales of shares	3,498,442	7,257,216
Reinvestment of distributions	683,152	612,490
Cost of shares redeemed	(2,595,069)	(2,038,640)
Net increase (decrease) in net assets resulting from share transactions	1,586,525	5,831,066
Total increase (decrease) in net assets	816,517	6,460,163
Net Assets
Beginning of period	29,531,005	23,070,842
End of period (including undistributed net investment income of $326 and $0, respectively)	$30,347,522	$29,531,005
Other Information
Shares
Sold	293,574	616,429
Issued in reinvestment of distributions	59,250	51,862
Redeemed	(217,466)	(174,877)
Net increase (decrease)	135,358	493,414

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom Lifetime Income II Portfolio

		December 31,
Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$11.76	$11.43	$10.36	$9.55	$9.79
Income from Investment Operations
Net investment income (loss)A	.24	.23	.20	.21	.23
Net realized and unrealized gain (loss)	(.27)	.35	1.12	.90	(.21)
Total from investment operations	(.03)	.58	1.32	1.11	.02
Distributions from net investment income	(.24)	(.21)	(.21)	(.21)	(.22)
Distributions from net realized gain	(.03)	(.04)	(.05)	(.09)	(.04)
Total distributions	(.26)B	(.25)	(.25)C	(.30)	(.26)
Net asset value, end of period	$11.47	$11.76	$11.43	$10.36	$9.55
Total ReturnD,E	(.23)%	5.06%	12.76%	11.60%	.25%
Ratios to Average Net AssetsF,G
Expenses before reductionsH	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	2.06%	1.97%	1.86%	2.06%	2.33%
Supplemental Data
Net assets, end of period (000 omitted)	$30,348	$29,531	$23,071	$19,722	$16,594
Portfolio turnover rateF	14%	9%	13%	25%	12%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.26 per share is comprised of distributions from net investment income of $.238 and distributions from net realized gain of $.026 per share.

 C Total distributions of $.25 per share is comprised of distributions from net investment income of $.206 and distributions from net realized gain of $.045 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

 H Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Lifetime Income® III Portfolio

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	8.3	8.5
VIP Equity-Income Portfolio Investor Class	8.8	8.9
VIP Growth & Income Portfolio Investor Class	9.9	10.1
VIP Growth Portfolio Investor Class	8.7	8.7
VIP Mid Cap Portfolio Investor Class	2.4	2.5
VIP Value Portfolio Investor Class	6.4	6.5
VIP Value Strategies Portfolio Investor Class	3.1	3.2
	47.6	48.4
Developed International Equity Funds
VIP Overseas Portfolio Investor Class	14.0	14.1
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Investor Class	3.5	3.6
High Yield Bond Funds
VIP High Income Portfolio Investor Class	7.2	7.4
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Investor Class	26.4	25.6
Short-Term Funds
VIP Government Money Market Portfolio Investor Class 0.03%	1.3	0.9
Net Other Assets (Liabilities)
Net Other Assets	0.0	0.0
	100.0	100.0

VIP Government Money Market Portfolio Investor Class was formerly known as VIP Money Market Portfolio Investor Class

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	47.6%
Developed International Equity Funds	14.0%
Emerging Markets Equity Funds	3.5%
High Yield Bond Funds	7.2%
Investment Grade Bond Funds	26.4%
Short-Term Funds	1.3%

Six months ago
Domestic Equity Funds	48.4%
Developed International Equity Funds	14.1%
Emerging Markets Equity Funds	3.6%
High Yield Bond Funds	7.4%
Investment Grade Bond Funds	25.6%
Short-Term Funds	0.9%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom Lifetime Income® III Portfolio

Investments December 31, 2015

Showing Percentage of Net Assets

Domestic Equity Funds - 47.6%
	Shares	Value
Domestic Equity Funds - 47.6%
VIP Contrafund Portfolio Investor Class (a)	52,311	$1,766,556
VIP Equity-Income Portfolio Investor Class (a)	91,482	1,864,411
VIP Growth & Income Portfolio Investor Class (a)	111,733	2,102,822
VIP Growth Portfolio Investor Class (a)	28,035	1,837,663
VIP Mid Cap Portfolio Investor Class (a)	15,555	505,543
VIP Value Portfolio Investor Class (a)	101,072	1,349,315
VIP Value Strategies Portfolio Investor Class (a)	44,984	650,916
TOTAL DOMESTIC EQUITY FUNDS
(Cost $9,448,702)		10,077,226

International Equity Funds - 17.5%
Developed International Equity Funds - 14.0%
VIP Overseas Portfolio Investor Class (a)	156,546	2,977,503
Emerging Markets Equity Funds - 3.5%
VIP Emerging Markets Portfolio Investor Class (a)	90,522	734,136
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $3,788,993)		3,711,639

Bond Funds - 33.6%
High Yield Bond Funds - 7.2%
VIP High Income Portfolio Investor Class (a)	308,485	1,520,831
Investment Grade Bond Funds - 26.4%
VIP Investment Grade Bond Portfolio Investor Class (a)	453,751	5,590,216
TOTAL BOND FUNDS
(Cost $7,546,753)		7,111,047

Short-Term Funds - 1.3%
VIP Government Money Market Portfolio Investor Class 0.03% (a)(b)
(Cost $279,914)	279,914	279,914
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $21,064,362)		21,179,826
NET OTHER ASSETS (LIABILITIES) - 0.0%		0
NET ASSETS - 100%		$21,179,826

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
(VIP Government Money Market Portfolio Investor Class was formerly known as VIP Money Market Portfolio Investor Class)

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Investor Class	$1,481,925	$624,891	$206,956	$16,859	$1,766,556
VIP Emerging Markets Portfolio Investor Class	603,193	261,375	58,245	3,804	734,136
VIP Equity-Income Portfolio Investor Class	1,550,495	723,006	141,707	58,485	1,864,411
VIP Government Money Market Portfolio Investor Class 0.03%	112,642	177,269	9,997	22	279,914
VIP Growth & Income Portfolio Investor Class	1,768,877	719,384	219,914	42,804	2,102,822
VIP Growth Portfolio Investor Class	1,513,732	519,424	269,204	3,390	1,837,663
VIP High Income Portfolio Investor Class	1,252,811	540,617	111,884	101,874	1,520,831
VIP Investment Grade Bond Portfolio Investor Class	4,220,337	2,277,821	716,498	140,495	5,590,216
VIP Mid Cap Portfolio Investor Class	435,530	180,655	50,507	2,185	505,543
VIP Overseas Portfolio Investor Class	2,386,447	877,337	360,302	37,982	2,977,503
VIP Value Portfolio Investor Class	1,149,317	544,049	134,310	17,065	1,349,315
VIP Value Strategies Portfolio Investor Class	561,688	178,762	65,077	7,343	650,916
Total	$17,036,994	$7,624,590	$2,344,601	$432,308	$21,179,826

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Lifetime Income® III Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (cost $21,064,362) — See accompanying schedule		$21,179,826
Receivable for investments sold		351
Total assets		21,180,177
Liabilities
Payable for fund shares redeemed	$351
Total liabilities		351
Net Assets		$21,179,826
Net Assets consist of:
Paid in capital		$20,610,592
Accumulated undistributed net realized gain (loss) on investments		453,770
Net unrealized appreciation (depreciation) on investments		115,464
Net Assets, for 1,826,981 shares outstanding		$21,179,826
Net Asset Value, offering price and redemption price per share ($21,179,826 ÷ 1,826,981 shares)		$11.59

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Income distributions from underlying funds		$432,308
Expenses
Independent trustees' compensation	$77
Total expenses before reductions	77
Expense reductions	(77)	–
Net investment income (loss)		432,308
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	(39,930)
Capital gain distributions from underlying funds	674,233
Total net realized gain (loss)		634,303
Change in net unrealized appreciation (depreciation) on underlying funds		(1,097,228)
Net gain (loss)		(462,925)
Net increase (decrease) in net assets resulting from operations		$(30,617)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$432,308	$307,021
Net realized gain (loss)	634,303	59,466
Change in net unrealized appreciation (depreciation)	(1,097,228)	331,436
Net increase (decrease) in net assets resulting from operations	(30,617)	697,923
Distributions to shareholders from net investment income	(433,328)	(305,780)
Distributions to shareholders from net realized gain	(80,775)	(274,379)
Total distributions	(514,103)	(580,159)
Share transactions
Proceeds from sales of shares	5,690,316	6,163,079
Reinvestment of distributions	514,103	580,159
Cost of shares redeemed	(1,516,869)	(2,485,280)
Net increase (decrease) in net assets resulting from share transactions	4,687,550	4,257,958
Total increase (decrease) in net assets	4,142,830	4,375,722
Net Assets
Beginning of period	17,036,996	12,661,274
End of period (including undistributed net investment income of $0 and undistributed net investment income of $1,241, respectively)	$21,179,826	$17,036,996
Other Information
Shares
Sold	478,113	511,816
Issued in reinvestment of distributions	43,907	48,809
Redeemed	(125,385)	(208,948)
Net increase (decrease)	396,635	351,677

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom Lifetime Income III Portfolio

		December 31,
Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$11.91	$11.74	$9.99	$8.92	$9.37
Income from Investment Operations
Net investment income (loss)A	.27	.25	.23	.23	.20
Net realized and unrealized gain (loss)	(.30)	.37	1.81	1.12	(.42)
Total from investment operations	(.03)	.62	2.04	1.35	(.22)
Distributions from net investment income	(.24)	(.22)	(.20)	(.22)	(.20)
Distributions from net realized gain	(.05)	(.23)	(.09)	(.07)	(.03)
Total distributions	(.29)	(.45)	(.29)	(.28)B	(.23)
Net asset value, end of period	$11.59	$11.91	$11.74	$9.99	$8.92
Total ReturnC,D	(.27)%	5.30%	20.43%	15.20%	(2.36)%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	2.23%	2.07%	2.07%	2.34%	2.13%
Supplemental Data
Net assets, end of period (000 omitted)	$21,180	$17,037	$12,661	$8,319	$6,824
Portfolio turnover rateE	12%	18%	19%	20%	16%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.28 per share is comprised of distributions from net investment income of $.218 and distributions from net realized gain of $.065 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

 G Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, and VIP Freedom Lifetime Income III Portfolio (the Funds) are funds of Variable Insurance Products Fund V (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. The Funds invest primarily in a combination of other VIP equity, bond, and short-term funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Although not included in each Fund's expenses, each Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from Underlying Funds, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
VIP Freedom Lifetime Income I	$13,744,051	$470,433	$(579,040)	$(108,607)
VIP Freedom Lifetime Income II	30,432,580	1,394,249	(1,479,309)	(85,060)
VIP Freedom Lifetime Income III	21,209,942	1,161,193	(1,191,309)	(30,116)

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
VIP Freedom Lifetime Income I	$696	$241,205	$(108,607)
VIP Freedom Lifetime Income II	537	504,217	(85,060)
VIP Freedom Lifetime Income III	14	599,335	(30,116)

The tax character of distributions paid was as follows:

December 31, 2015
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Lifetime Income I	$326,450	$80,534	$406,984
VIP Freedom Lifetime Income II	683,152	–	683,152
VIP Freedom Lifetime Income III	500,830	13,273	514,103

December 31, 2014
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Lifetime Income I	$300,775	$243,546	$544,321
VIP Freedom Lifetime Income II	612,490	–	612,490
VIP Freedom Lifetime Income III	421,588	158,571	580,159

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares are noted in the table below.

	Purchases ($)	Redemptions ($)
VIP Freedom Lifetime Income I	1,724,556	2,193,917
VIP Freedom Lifetime Income II	6,359,200	4,089,127
VIP Freedom Lifetime Income III	7,624,590	2,344,601

4. Fees and Other Transactions with Affiliates.

Management Fee. Effective October 1, 2015, FMR Co., Inc., an affiliate of Strategic Advisers, Inc. (SAI), replaced SAI as investment adviser to the Funds pursuant to a management contract between the Funds and FMR Co., Inc. The new contract does not impact the Funds' investment process, strategies or management fees. The Funds do not pay any fees for investment management related services.

Other Transactions. The investment adviser has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of each Fund. Pursuant to this agreement, FMR pays all expenses of each Fund, excluding compensation of the independent Trustees and certain other expenses such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of each Fund. The Funds do not pay any fees for these services.

5. Expense Reductions.

FMR voluntarily agreed to reimburse each Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement
VIP Freedom Lifetime Income I	-%	$58
VIP Freedom Lifetime Income II	-%	$121
VIP Freedom Lifetime Income III	-%	$77

6. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of all the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and the Shareholders of VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio and VIP Freedom Lifetime Income III Portfolio:

We have audited the accompanying statements of assets and liabilities of VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio and VIP Freedom Lifetime III Portfolio (the Funds), each a fund of the Variable Insurance Products Fund V, including the schedules of investments, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio and VIP Freedom Lifetime III Portfolio as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 22, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  If the interests of a fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  FMRC has structured the funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FMRC, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Except for Elizabeth S. Acton, John Engler, and Geoffrey A. von Kuhn, each of the Trustees oversees 236 funds. Ms. Acton and Mr. Engler each oversees 228 funds. Mr. von Kuhn oversees 148 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Geoffrey A. von Kuhn (1951)

Year of Election or Appointment: 2015

Trustee

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2007

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity® funds (2008-2009).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2009

Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2014-present), FMR (investment adviser firm, 2014-present), and Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-present) and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Derek L. Young (1964)

Year of Election or Appointment: 2009

Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as an officer of other funds. He is a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of FIAM LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Trustee of certain funds (2012-2015), President of Strategic Advisers, Inc. (2011-2015), Chief Investment Officer of GAA (2009-2011), and as a portfolio manager.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
VIP Freedom Lifetime Income I	- %
Actual		$1,000.00	$982.50	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
VIP Freedom Lifetime Income II	- %
Actual		$1,000.00	$976.90	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
VIP Freedom Lifetime Income III	- %
Actual		$1,000.00	$966.30	$-
Hypothetical-C		$1,000.00	$1,025.21	$-

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Funds in which [[each Fund invests are not included in each Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
VIP Freedom Lifetime Income I	02/12/16	02/12/16	$0.001	$0.191
VIP Freedom Lifetime Income II	02/12/16	02/12/16	$0.000	$0.193
VIP Freedom Lifetime Income III	02/12/16	02/12/16	$0.000	$0.325

The funds hereby designate as capital gain dividends the amounts noted below for the taxable year ended December 31, 2015, or, if subsequently determined to be different, the net capital gain of such year.

Fund
VIP Freedom Lifetime Income I	$ 241,248
VIP Freedom Lifetime Income II	$ 504,217
VIP Freedom Lifetime Income III	$ 601,290

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

Fund	February 2015	December 2015
VIP Freedom Lifetime Income I	3%	12%
VIP Freedom Lifetime Income II	–%	22%
VIP Freedom Lifetime Income III	10%	29%

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:

VIP Freedom Lifetime Income I	2.56%
VIP Freedom Lifetime Income II	1.60%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
VIP Freedom Lifetime Income I	02/06/2015	$0.0000	$0.0000
	12/29/2015	$0.0102	$0.0009
VIP Freedom Lifetime Income II	02/06/2015	$0.0000	$0.0000
	12/29/2015	$0.0194	$0.0017
VIP Freedom Lifetime Income III	02/06/2015	$0.0000	$0.0000
	12/29/2015	$0.0275	$0.0024

Board Approval of Investment Advisory Contracts and Management Fees

VIP Freedom Lifetime Income Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the management and administration arrangements for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the contract arrangements throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of each fund's management and administration arrangements, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of each fund's management and administration arrangements. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of each fund's management and administration arrangements. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the management and administration arrangements. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2015 meeting, the Board unanimously determined to approve an amended and restated management contract (Advisory Contract) and administration agreement for each fund to reflect the fact that, effective October 1, 2015, FMR Co., Inc. (FMRC), an affiliate of Strategic Advisers, Inc. (Strategic Advisers) and Fidelity Management & Research Company (FMR), would assume the duties and rights of Strategic Advisers under the fund's then current management contract. The Board noted that, with the exception of the date, term, and entity name, the terms of each fund's management contract, including the lack of fees payable thereunder, would not change as a result of the approval of the Advisory Contract. The Board considered that FMRC would render the same services to the funds under the Advisory Contracts that Strategic Advisers rendered to the funds under the then current management contracts. The Board also considered that approval of the Advisory Contracts would not result in any changes to (i) the investment process or strategies employed in the management of the funds' assets; or (ii) the day-to-day management of the funds or the persons primarily responsible for such management. As a result, the Board considered that its prior experience with Strategic Advisers as investment adviser for the funds was relevant to its consideration of the Advisory Contracts.

In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Advisory Contract was in the best interests of each fund and its shareholders and that the fact that no fees are payable under the Advisory Contracts was fair and reasonable. The Board's decision to approve the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. In reaching its determination, the Board was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel that provide services to the funds, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which each fund invests. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the then current management contract (and to be performed under the Advisory Contract) and under separate agreements covering administration, transfer agency, and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history, and noted that the approval of the Advisory Contract for each fund would not result in any changes to the fund's investment strategy or the personnel responsible for providing advisory services to the fund.

The Board took into account discussions with representatives of the investment adviser about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the investment adviser the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses, including acquired fund fees and expenses, but after transaction costs, if any) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; the extent to which particular underlying funds affected performance; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the funds did not pay Strategic Advisers, and would not pay FMRC, a management fee for investment advisory services, and that each fund bears indirectly the fees and expenses, including the management fees, paid by the underlying Fidelity funds in which it invests. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

VIP Freedom Lifetime Income I Portfolio

VIP Freedom Lifetime Income II Portfolio

VIP Freedom Lifetime Income III Portfolio

The Board noted that each fund's management fee rate of 0.00% ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board further noted that many peer funds pay fund-level expenses, including management fees, to which the funds are not subject.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures, and that while the funds do not pay a management fee, they indirectly bear a portion of the management fees paid by the Fidelity funds in which they invest, some of which are subject to the group fee. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered that the funds do not pay transfer agent fees. Instead, the applicable class of each underlying Fidelity fund bears its pro rata portion of each fund's transfer agent fee according to the percentage of each fund's assets invested in that underlying fund. The Board further noted that FMR pays all other expenses of each fund, with limited exceptions.

The Board noted that each fund's total expense ratio ranked below its competitive median for 2014.

In considering each fund's total expense ratio, the Board also considered an alternative competitive analysis that included both top level (i.e., direct) fund fees and acquired fund fees and expenses for the fund and the other funds in the mapped group. The Board noted that, under this alternative competitive analysis, each fund's total expense ratio ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the funds invest.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the approval of each fund's Advisory Contract because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions, economies of scale cannot be realized by the funds, but may be realized by the other Fidelity funds in which each fund invests, many of which may benefit from breakpoints under the group fee arrangement.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; and (x) the impact of money market reform on Fidelity's money market funds. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contract should be approved.

Proxy Voting Results

A special meeting of shareholders was held on May 12, 2015. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Elizabeth S. Acton
Affirmative	24,469,831,790.28	97.003
Withheld	756,086,184.43	2.997
TOTAL	25,225,917,974.71	100.000
John Engler
Affirmative	24,404,438,415.74	96.744
Withheld	821,479,558.97	3.256
TOTAL	25,225,917,974.71	100.000
Albert R. Gamper, Jr.
Affirmative	24,431,670,090.08	96.852
Withheld	794,247,884.63	3.148
TOTAL	25,225,917,974.71	100.000
Robert F. Gartland
Affirmative	24,472,637,370.54	97.014
Withheld	753,280,604.17	2.986
TOTAL	25,225,917,974.71	100.000
Abigail P. Johnson
Affirmative	24,442,024,432.82	96.893
Withheld	783,893,541.89	3.107
TOTAL	25,225,917,974.71	100.000
Arthur E. Johnson
Affirmative	24,444,583,833.78	96.903
Withheld	781,334,140.93	3.097
TOTAL	25,225,917,974.71	100.000
Michael E. Kenneally
Affirmative	24,475,874,452.78	97.027
Withheld	750,043,521.93	2.973
TOTAL	25,225,917,974.71	100.000
James H. Keyes
Affirmative	24,434,496,321.71	96.863
Withheld	791,421,653.00	3.137
TOTAL	25,225,917,974.71	100.000
Marie L. Knowles
Affirmative	24,446,177,909.79	96.909
Withheld	779,740,064.92	3.091
TOTAL	25,225,917,974.71	100.000
Geoffrey A. von Kuhn
Affirmative	24,444,403,935.60	96.902
Withheld	781,514,039.11	3.098
TOTAL	25,225,917,974.71	100.000
Proposal 1 reflects trust wide proposal and voting results.

VIPFLI-ANN-0216
1.816199.110

Fidelity® Variable Insurance Products: Target Volatility Portfolio Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Life of FundA
Service Class	(1.22)%	6.47%
Service Class 2	(1.34)%	6.31%

 A From February 13, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Target Volatility Portfolio - Service Class on February 13, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$11,977	VIP Target Volatility Portfolio - Service Class
$14,278	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, the energy sector (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Portfolio Manager Xuehai En:  For the year, the fund's share classes trailed the 0.51% return of the VIP Target Volatility Composite Index℠, and also lagged the S&P 500® index. Relative to the Composite index, asset allocation detracted, whereas security selection contributed on a net basis. Asset allocation was hampered by out-of-benchmark exposure to emerging-markets (EM) equities, as many underlying fund holdings in this category substantially underperformed our Composite index. Favorable stock picks partially offset the overall negative impact of our EM equity allocation. A sizable underweighting in investment-grade bonds, along with security selection in that asset class, also notably hampered the fund's relative return. Adverse investment-grade bond selection resulted primarily from holdings of corporate bonds and long-term U.S. Treasuries via Fidelity® Total Bond Fund and Spartan® Long-Term Treasury Bond Index Fund. Stock picks in foreign developed-markets equities contributed most to relative performance, and more than offset unfavorable security selection elsewhere. The leading underlying fund in this area was Fidelity® Overseas Fund, which benefited from broadly positive stock selection, particularly in financials, information technology, consumer discretionary and materials. Selection in U.S. equities worked against relative performance, with Fidelity® Select Energy Portfolio being the primary detractor in this category. Concerning notable portfolio changes, in October, I added exposure to Treasury Inflation-Protected Securities through Spartan® Inflation-Protected Bond Index Fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
Energy Select Sector SPDR ETF	0.3	0.4
Fidelity Air Transportation Portfolio	0.0	0.0
Fidelity Banking Portfolio	1.3	0.8
Fidelity Blue Chip Growth Fund	4.2	3.4
Fidelity Blue Chip Value Fund	2.8	1.4
Fidelity Chemicals Portfolio	0.6	0.8
Fidelity Construction and Housing Portfolio	0.4	0.4
Fidelity Consumer Discretionary Portfolio	2.3	3.7
Fidelity Consumer Staples Portfolio	2.9	2.4
Fidelity Contrafund	2.4	0.0
Fidelity Defense and Aerospace Portfolio	1.3	1.3
Fidelity Electronics Portfolio	0.2	1.3
Fidelity Energy Portfolio	1.5	1.7
Fidelity Energy Service Portfolio	0.0	0.0
Fidelity Financial Services Portfolio	0.6	1.6
Fidelity Health Care Portfolio	1.0	4.7
Fidelity Health Care Services Portfolio	1.1	0.5
Fidelity Industrial Equipment Portfolio	0.3	0.0
Fidelity Industrials Portfolio	1.9	1.5
Fidelity Insurance Portfolio	1.1	0.0
Fidelity IT Services Portfolio	0.5	2.4
Fidelity Low-Priced Stock Fund	1.3	0.0
Fidelity Materials Portfolio	0.3	0.0
Fidelity Medical Equipment and Systems Portfolio	1.3	0.5
Fidelity Mega Cap Stock Fund	0.0	0.4
Fidelity Mid Cap Value Fund	0.9	3.4
Fidelity Pharmaceuticals Portfolio	0.9	0.0
Fidelity Real Estate Investment Portfolio	0.5	0.4
Fidelity Retailing Portfolio	0.9	0.8
Fidelity Small Cap Stock Fund	0.5	0.7
Fidelity Software and IT Services Portfolio	1.0	0.0
Fidelity Stock Selector Large Cap Value Fund	1.3	0.4
Fidelity Technology Portfolio	4.6	1.1
Fidelity Telecommunications Portfolio	1.1	0.2
Fidelity Utilities Portfolio	0.2	0.0
Fidelity Value Discovery Fund	0.4	0.4
KBW Regional Banking ETF	2.5	4.3
Vanguard Telecommunication Services ETF	0.1	0.0
Fidelity Brokerage and Investment Management Portfolio	0.0	0.0
Fidelity Computers Portfolio	0.0	0.6
Fidelity Gold Portfolio	0.0	0.1
Fidelity Large Cap Stock Fund	0.0	1.8
Fidelity OTC Portfolio	0.0	0.3
iShares Dow Jones U.S. Technology Sector Index ETF	0.0	0.2
Market Vectors Gold Miners ETF	0.0	0.2
	44.5	44.1
International Equity Funds
Fidelity Diversified International Fund	0.3	2.0
Fidelity Emerging Asia Fund	0.2	2.3
Fidelity Europe Fund	2.4	2.3
Fidelity International Discovery Fund	0.2	0.0
Fidelity International Small Cap Fund	0.5	0.2
Fidelity International Small Cap Opportunities Fund	2.1	1.3
Fidelity Japan Fund	0.7	0.5
Fidelity Japan Smaller Companies Fund	0.7	0.6
Fidelity Overseas Fund	10.0	7.7
iShares MSCI EAFE Index ETF	0.6	2.1
Spartan International Index Fund Investor Class	0.4	0.0
WisdomTree Europe Hedged Equity ETF	0.7	1.9
WisdomTree Japan Hedged Equity ETF	0.3	3.6
Fidelity China Region Fund	0.0	0.7
Fidelity Emerging Markets Fund	0.0	0.1
Fidelity Pacific Basin Fund	0.0	0.9
iShares MSCI Emerging Markets Index ETF	0.0	0.6
iShares MSCI Taiwan Index ETF	0.0	0.6
	19.1	27.4
Fixed-Income Funds
Fidelity Corporate Bond Fund	5.1	0.3
Fidelity High Income Fund	0.1	0.0
Fidelity Inflation Protected Bond Fund	2.7	0.0
Fidelity New Markets Income Fund	0.3	0.2
Fidelity Real Estate Income Fund	0.2	0.2
Fidelity Total Bond Fund	17.9	20.2
iShares 20+ Year Treasury Bond ETF	0.1	0.7
iShares JPMorgan USD Emerging Markets Bond ETF	0.2	0.5
Spartan Inflation-Protected Bond Index Fund Investor Class	3.0	0.0
Spartan Long-Term Treasury Bond Index Fund Investor Class	2.0	2.1
SPDR Lehman High Yield Bond ETF	1.4	1.8
	33.0	26.0
U.S. Treasury Obligations
U.S. Treasury Bills, yield at date of purchase 0.06% to 0.22% 2/4/16 to 3/17/16	0.1	0.0
U.S. Treasury Bills, yield at date of purchase 0.02% 8/13/15	0.0	0.1
	0.1	0.1
Cash Equivalents
Investments in repurchase agreements in a joint trading account at 0.12%, dated 6/30/15 due 7/1/15 (Collateralized by U.S. Treasury Obligations)	0.0	2.4
Net Other Assets (Liabilities)	3.3	0.0
	100.0	100.0

Fidelity Software and IT Services Portfolio was formerly known as Fidelity Software and Computer Services Portfolio

Fidelity Health Care Services Portfolio was formerly known as Fidelity Medical Delivery Portfolio

Asset Allocation (% of fund's net assets)

As of December 31, 2015*
Domestic Equity Funds	44.5%
International Equity Funds	19.1%
Fixed-Income Funds	33.0%
Short-Term Investments	0.1%
Net Other Assets (Liabilities)	3.3%

 * Futures - 2.0%

As of June 30, 2015*
Domestic Equity Funds	44.1%
International Equity Funds	27.4%
Fixed-Income Funds	26.0%
Cash Equivalents	2.4%
Short-Term Investments	0.1%

 * Futures - 1.3%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments December 31, 2015

Showing Percentage of Net Assets

Equity Funds - 63.6%
	Shares	Value
Domestic Equity Funds - 44.5%
Energy Select Sector SPDR ETF	9,818	$594,480
Fidelity Air Transportation Portfolio (a)	1,093	68,092
Fidelity Banking Portfolio (a)	108,870	2,784,888
Fidelity Blue Chip Growth Fund (a)	129,030	8,899,173
Fidelity Blue Chip Value Fund (a)	370,788	5,817,657
Fidelity Chemicals Portfolio (a)	9,453	1,236,411
Fidelity Construction and Housing Portfolio (a)	14,887	864,046
Fidelity Consumer Discretionary Portfolio (a)	143,202	4,893,218
Fidelity Consumer Staples Portfolio (a)	67,812	6,189,852
Fidelity Contrafund (a)	50,394	4,986,532
Fidelity Defense and Aerospace Portfolio (a)	24,158	2,777,934
Fidelity Electronics Portfolio (a)	6,321	477,825
Fidelity Energy Portfolio (a)	86,830	3,053,811
Fidelity Energy Service Portfolio (a)	1,043	42,788
Fidelity Financial Services Portfolio (a)	16,147	1,356,675
Fidelity Health Care Portfolio (a)	10,479	2,181,221
Fidelity Health Care Services Portfolio (a)	26,558	2,241,999
Fidelity Industrial Equipment Portfolio (a)	14,665	534,971
Fidelity Industrials Portfolio (a)	139,617	4,078,221
Fidelity Insurance Portfolio (a)	33,143	2,242,763
Fidelity IT Services Portfolio (a)	24,716	987,894
Fidelity Low-Priced Stock Fund (a)	58,811	2,808,217
Fidelity Materials Portfolio (a)	8,744	600,264
Fidelity Medical Equipment and Systems Portfolio (a)	78,126	2,802,374
Fidelity Mega Cap Stock Fund (a)	328	5,131
Fidelity Mid Cap Value Fund (a)	88,604	1,979,419
Fidelity Pharmaceuticals Portfolio (a)	91,686	1,885,975
Fidelity Real Estate Investment Portfolio (a)	24,563	996,749
Fidelity Retailing Portfolio (a)	17,375	1,828,033
Fidelity Small Cap Stock Fund (a)	58,912	1,023,296
Fidelity Software and IT Services Portfolio (a)	17,516	2,126,558
Fidelity Stock Selector Large Cap Value Fund (a)	161,412	2,627,784
Fidelity Technology Portfolio (a)	82,857	9,784,564
Fidelity Telecommunications Portfolio (a)	39,193	2,372,730
Fidelity Utilities Portfolio (a)	7,262	465,956
Fidelity Value Discovery Fund (a)	39,214	905,832
KBW Regional Banking ETF	126,077	5,285,148
Vanguard Telecommunication Services ETF	2,404	201,720

TOTAL DOMESTIC EQUITY FUNDS		94,010,201

International Equity Funds - 19.1%
Fidelity Diversified International Fund (a)	19,102	669,702
Fidelity Emerging Asia Fund (a)	14,468	434,189
Fidelity Europe Fund (a)	143,189	5,179,160
Fidelity International Discovery Fund (a)	11,344	447,051
Fidelity International Small Cap Fund (a)	45,291	1,001,835
Fidelity International Small Cap Opportunities Fund (a)	298,379	4,451,820
Fidelity Japan Fund (a)	126,391	1,492,678
Fidelity Japan Smaller Companies Fund (a)	102,650	1,420,678
Fidelity Overseas Fund (a)	518,760	21,196,546
iShares MSCI EAFE Index ETF	19,903	1,169,301
Spartan International Index Fund Investor Class (a)	23,005	826,554
WisdomTree Europe Hedged Equity ETF	26,755	1,439,687
WisdomTree Japan Hedged Equity ETF	11,344	568,108

TOTAL INTERNATIONAL EQUITY FUNDS		40,297,309

TOTAL EQUITY FUNDS
(Cost $138,877,964)		134,307,510

Fixed-Income Funds - 33.0%
Fidelity Corporate Bond Fund (a)	991,705	10,849,255
Fidelity High Income Fund (a)	27,788	220,912
Fidelity Inflation Protected Bond Fund (a)	492,552	5,728,383
Fidelity New Markets Income Fund (a)	38,562	559,927
Fidelity Real Estate Income Fund (a)	39,917	448,668
Fidelity Total Bond Fund (a)	3,681,514	37,772,328
iShares 20+ Year Treasury Bond ETF	2,282	275,255
iShares JPMorgan USD Emerging Markets Bond ETF	4,199	444,170
Spartan Inflation-Protected Bond Index Fund Investor Class (a)	680,145	6,379,763
Spartan Long-Term Treasury Bond Index Fund Investor Class (a)	329,270	4,201,487
SPDR Lehman High Yield Bond ETF	84,639	2,870,108
TOTAL FIXED-INCOME FUNDS
(Cost $71,858,107)		69,750,256
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.06% to 0.22% 2/4/16 to 3/17/16 (b)
(Cost $189,969)	190,000	189,978
TOTAL INVESTMENT PORTFOLIO - 96.7%
(Cost $210,926,040)		204,247,744
NET OTHER ASSETS (LIABILITIES) - 3.3%		7,002,775
NET ASSETS - 100%		$211,250,519

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
1 CME E-mini S&P 500 Index Contracts (United States)	March 2016	101,770	$1,714
50 ICE E-mini MSCI EAFE Index Contracts (United States)	March 2016	4,245,500	81,571
TOTAL FUTURES CONTRACTS			$83,285

The face value of futures purchased as a percentage of Net Assets is 2%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Affiliated Fund

 (b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $184,979.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Fidelity Software and IT Services Portfolio was formerly known as Fidelity Software and Computer Services Portfolio

Fidelity Health Care Services Portfolio was formerly known as Fidelity Medical Delivery Portfolio

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Air Transportation Portfolio	$76,083	$5,877	$1,532	$173	$68,092
Fidelity Banking Portfolio	649,182	2,373,463	57,871	25,533	2,784,888
Fidelity Blue Chip Growth Fund	4,655,034	7,345,238	2,927,932	2,444	8,899,173
Fidelity Blue Chip Value Fund	--	6,081,158	--	71,270	5,817,657
Fidelity Brokerage and Investment Management Portfolio	78,015	662	77,535	93	--
Fidelity Chemicals Portfolio	213,761	1,626,221	450,775	13,451	1,236,411
Fidelity China Region Fund	--	1,100,366	868,567	--	--
Fidelity Communications Equipment Portfolio	71,927	--	72,931	--	--
Fidelity Computers Portfolio	1,969,968	333,874	2,176,015	1,141	--
Fidelity Construction and Housing Portfolio	165,577	703,941	4,208	3,152	864,046
Fidelity Consumer Discretionary Portfolio	5,054,442	2,437,577	2,567,035	24,810	4,893,218
Fidelity Consumer Staples Portfolio	4,084,531	4,949,580	2,411,176	93,122	6,189,852
Fidelity Contrafund	--	5,197,557	25,082	14,721	4,986,532
Fidelity Corporate Bond Fund	6,136,508	14,171,823	9,001,056	171,697	10,849,255
Fidelity Defense and Aerospace Portfolio	--	3,757,933	682,736	21,938	2,777,934
Fidelity Diversified International Fund	11,493,402	12,208,590	23,766,122	7,623	669,702
Fidelity Electronics Portfolio	1,958,928	509,689	1,819,074	5,793	477,825
Fidelity Emerging Asia Fund	1,390,409	2,783,519	3,031,488	1,902	434,189
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	830	--	879	--	--
Fidelity Emerging Markets Discovery Fund	45,064	--	45,594	--	--
Fidelity Emerging Markets Fund	1,134,376	--	1,135,482	--	--
Fidelity Energy Portfolio	918,533	3,015,996	77,114	32,165	3,053,811
Fidelity Energy Service Portfolio	168,902	646,889	761,683	412	42,788
Fidelity Europe Fund	--	5,759,210	267,878	59,907	5,179,160
Fidelity Financial Services Portfolio	6,557,549	3,048,764	8,250,054	12,590	1,356,675
Fidelity Gold Portfolio	160,983	121,971	221,689	--	--
Fidelity Health Care Portfolio	6,298,447	2,684,200	6,893,592	--	2,181,221
Fidelity Health Care Services Portfolio	98,821	2,541,356	198,197	460	2,241,999
Fidelity High Income Fund	98,637	196,403	59,242	4,939	220,912
Fidelity Industrial Equipment Portfolio	--	543,015	--	1,599	534,971
Fidelity Industrials Portfolio	1,672,293	3,183,798	421,190	25,261	4,078,221
Fidelity Inflation Protected Bond Fund	--	5,867,710	41,789	3,090	5,728,383
Fidelity Insurance Portfolio	--	2,335,456	--	19,817	2,242,763
Fidelity International Capital Appreciation Fund	497,114	--	509,817	--	--
Fidelity International Discovery Fund	1,267,927	660,764	1,577,695	4,592	447,051
Fidelity International Small Cap Fund	--	1,040,576	--	12,747	1,001,835
Fidelity International Small Cap Opportunities Fund	--	4,485,253	--	21,600	4,451,820
Fidelity IT Services Portfolio	1,611,380	3,667,179	4,668,064	--	987,894
Fidelity Japan Fund	--	1,540,902	--	8,666	1,492,678
Fidelity Japan Smaller Companies Fund	--	1,407,404	--	8,914	1,420,678
Fidelity Large Cap Stock Fund	1,016,964	3,189,722	3,894,669	9,638	--
Fidelity Low-Priced Stock Fund	--	3,101,552	170,000	35,966	2,808,217
Fidelity Materials Portfolio	--	819,269	200,000	6,453	600,264
Fidelity Medical Equipment and Systems Portfolio	393,804	2,572,217	14,708	436	2,802,374
Fidelity Mega Cap Stock Fund	3,670,195	2,711	3,694,461	965	5,131
Fidelity Mid Cap Value Fund	4,821,407	4,170,926	6,478,574	50,075	1,979,419
Fidelity Natural Gas Portfolio	451,988	902	437,749	902	--
Fidelity New Markets Income Fund	384,206	264,673	64,600	19,867	559,927
Fidelity OTC Portfolio	1,460,379	933,654	2,464,115	--	--
Fidelity Overseas Fund	--	21,834,597	16,522	211,531	21,196,546
Fidelity Pacific Basin Fund	13,717	1,595,382	1,404,993	--	--
Fidelity Pharmaceuticals Portfolio	--	2,228,235	--	11,404	1,885,975
Fidelity Real Estate Income Fund	461,354	24,074	20,649	18,606	448,668
Fidelity Real Estate Investment Portfolio	911,569	1,588,875	1,408,183	12,301	996,749
Fidelity Retailing Portfolio	656,638	972,581	15,631	2,426	1,828,033
Fidelity Small Cap Stock Fund	--	1,576,596	374,605	5,783	1,023,296
Fidelity Small Cap Value Fund	80,095	--	81,406	--	--
Fidelity Software and IT Services Portfolio	--	2,108,918	--	849	2,126,558
Fidelity Stock Selector Large Cap Value Fund	5,347,512	2,751,251	5,407,970	32,439	2,627,784
Fidelity Technology Portfolio	1,536,103	9,319,338	820,391	7,908	9,784,564
Fidelity Telecommunications Portfolio	--	2,352,333	--	25,836	2,372,730
Fidelity Total Bond Fund	29,311,437	35,279,401	25,380,348	982,142	37,772,328
Fidelity Transportation Portfolio	1,388,426	5,939	1,286,068	838	--
Fidelity Utilities Portfolio	399,927	1,059,240	940,674	18,429	465,956
Fidelity Value Discovery Fund	1,605,580	3,364,288	4,107,629	14,368	905,832
Spartan Inflation-Protected Bond Index Fund Investor Class	--	6,504,805	--	--	6,379,763
Spartan International Index Fund Investor Class	153,109	871,304	153,314	21,304	826,554
Spartan Long-Term Treasury Bond Index Fund Investor Class	656,820	8,494,101	4,692,723	104,347	4,201,487
Spartan U.S. Bond Index Fund Investor Class	--	25,808,070	25,881,082	53,965	--
Total	$113,249,853	$251,128,868	$164,482,158	$2,324,400	$191,209,789

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equity Funds	$134,307,510	$134,307,510	$--	$--
Fixed-Income Funds	69,750,256	69,750,256	--	--
U.S. Treasury Obligations	189,978	--	189,978	--
Total Investments in Securities:	$204,247,744	$204,057,766	$189,978	$--
Derivative Instruments:
Assets
Futures Contracts	$83,285	$83,285	$--	$--
Total Assets	$83,285	$83,285	$--	$--
Total Derivative Instruments:	$83,285	$83,285	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$83,285	$0
Total Equity Risk	83,285	0
Total Value of Derivatives	$83,285	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $14,081,457)	$13,037,955
Affiliated issuers (cost $196,844,583)	191,209,789
Total Investments (cost $210,926,040)		$204,247,744
Cash		7,040,677
Receivable for investments sold		408,206
Receivable for fund shares sold		232,844
Dividends receivable		15,971
Other receivables		4,496
Total assets		211,949,938
Liabilities
Payable for fund shares redeemed	$570,832
Accrued management fee	43,678
Distribution and service plan fees payable	25,934
Payable for daily variation margin for derivative instruments	57,210
Other affiliated payables	1,765
Total liabilities		699,419
Net Assets		$211,250,519
Net Assets consist of:
Paid in capital		$217,914,838
Undistributed net investment income		14
Accumulated undistributed net realized gain (loss) on investments		(69,322)
Net unrealized appreciation (depreciation) on investments		(6,595,011)
Net Assets		$211,250,519
Service Class:
Net Asset Value, offering price and redemption price per share ($2,142,685 ÷ 197,089 shares)		$10.87
Service Class 2:
Net Asset Value, offering price and redemption price per share ($209,107,834 ÷ 19,272,131 shares)		$10.85

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Dividends from underlying Funds:
Unaffiliated issuers		$544,291
Affiliated issuers		2,324,400
Interest		7,591
Total income		2,876,282
Expenses
Management fee	$524,120
Transfer agent fees	29,713
Distribution and service plan fees	434,040
Independent trustees' compensation	682
Miscellaneous	29
Total expenses before reductions	988,584
Expense reductions	(281,982)	706,602
Net investment income (loss)		2,169,680
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,003,487)
Affiliated issuers	(1,700,536)
Futures contracts	(155,817)
Realized gain distributions from underlying funds:
Unaffiliated issuers	126,820
Affiliated issuers	3,657,718
Total net realized gain (loss)		924,698
Change in net unrealized appreciation (depreciation) on: Investment securities	(7,660,456)
Futures contracts	45,408
Total change in net unrealized appreciation (depreciation)		(7,615,048)
Net gain (loss)		(6,690,350)
Net increase (decrease) in net assets resulting from operations		$(4,520,670)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,169,680	$1,306,302
Net realized gain (loss)	924,698	4,897,561
Change in net unrealized appreciation (depreciation)	(7,615,048)	(766,805)
Net increase (decrease) in net assets resulting from operations	(4,520,670)	5,437,058
Distributions to shareholders from net investment income	(2,188,957)	(1,303,333)
Distributions to shareholders from net realized gain	(2,870,478)	(3,702,981)
Total distributions	(5,059,435)	(5,006,314)
Share transactions - net increase (decrease)	86,531,305	70,615,698
Total increase (decrease) in net assets	76,951,200	71,046,442
Net Assets
Beginning of period	134,299,319	63,252,877
End of period (including undistributed net investment income of $14 and $0, respectively)	$211,250,519	$134,299,319

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Target Volatility Portfolio Service Class

Years ended December 31,	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$11.34	$11.19	$10.00
Income from Investment Operations
Net investment income (loss)B	.16	.17	.19
Net realized and unrealized gain (loss)	(.29)	.49	1.26
Total from investment operations	(.13)	.66	1.45
Distributions from net investment income	(.13)	(.13)	(.07)
Distributions from net realized gain	(.21)	(.38)	(.18)
Total distributions	(.34)	(.51)	(.26)C
Net asset value, end of period	$10.87	$11.34	$11.19
Total ReturnD,E,F	(1.22)%	5.94%	14.46%
Ratios to Average Net AssetsG
Expenses before reductions	.42%	.41%	.42%H
Expenses net of fee waivers, if any	.27%	.26%	.26%H
Expenses net of all reductions	.26%	.26%	.26%H
Net investment income (loss)	1.39%	1.49%	1.98%H
Supplemental Data
Net assets, end of period (000 omitted)	$2,143	$2,880	$2,802
Portfolio turnover rateI	119%	80%	91%H

 A For the period February 13, 2013 (commencement of operations) to December 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.26 per share is comprised of distributions from net investment income of $.072 and distributions from net realized gain of $.183 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Target Volatility Portfolio Service Class 2

Years ended December 31,	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$11.32	$11.18	$10.00
Income from Investment Operations
Net investment income (loss)B	.14	.15	.17
Net realized and unrealized gain (loss)	(.28)	.49	1.26
Total from investment operations	(.14)	.64	1.43
Distributions from net investment income	(.11)	(.12)	(.07)
Distributions from net realized gain	(.21)	(.38)	(.18)
Total distributions	(.33)C	(.50)	(.25)
Net asset value, end of period	$10.85	$11.32	$11.18
Total ReturnD,E,F	(1.34)%	5.74%	14.32%
Ratios to Average Net AssetsG
Expenses before reductions	.57%	.56%	.56%H
Expenses net of fee waivers, if any	.42%	.41%	.41%H
Expenses net of all reductions	.41%	.41%	.40%H
Net investment income (loss)	1.24%	1.34%	1.83%H
Supplemental Data
Net assets, end of period (000 omitted)	$209,108	$131,419	$60,451
Portfolio turnover rateI	119%	80%	91%H

 A For the period February 13, 2013 (commencement of operations) to December 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.33 per share is comprised of distributions from net investment income of $.114 and distributions from net realized gain of $.212 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Target Volatility Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy. Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield of price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2015, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, futures contracts, market discount and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,522,011
Gross unrealized depreciation	(8,905,064)
Net unrealized appreciation (depreciation) on securities	$(7,383,053)
Tax Cost	$211,630,797

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$718,734
Net unrealized appreciation (depreciation) on securities and other investments	$(7,383,053)

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$2,994,471	$ 3,149,163
Long-term Capital Gains	2,064,964	1,857,151
Total	$5,059,435	$ 5,006,314

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(155,817) and a change in net unrealized appreciation (depreciation) of $45,408 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, other than short-term securities and U.S. government obligations, aggregated $281,258,344 and $198,393,933, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective October 1, 2015, FMR Co., Inc., an affiliate of Strategic Advisers, Inc. (SAI), replaced SAI as investment adviser to the Fund pursuant to a management contract between the Fund and FMR Co., Inc. The new contract does not impact the Fund's investment process, strategies or management fees. For investment management related services the Fund pays a monthly management fee to the investment adviser. The management fee is computed at an annual rate of .30% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Other Transactions. The investment adviser has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of the Fund. Pursuant to this agreement, FMR pays all expenses of the Fund, excluding distribution and service fees, transfer agent fees, compensation of the independent Trustees and certain other expenses such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of the Fund.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$2,478
Service Class 2	431,562
$434,040

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .15% of class-level average net assets invested in Underlying Funds that are not managed by the investment adviser or its affiliates. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Service Class	$446
Service Class 2	29,267
$29,713

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $29 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to waive the Fund's management fee in an amount equal to .05% of the Funds' average net assets until April 30, 2017. During the period, the Fund's management fee was reduced by $87,551.

In addition, FMR has contractually agreed to reimburse .10% of class-level expenses for Service Class and Service Class 2. During the period, this reimbursement reduced the Fund's Service Class and Service Class 2's expenses by the following amounts:

Reimbursement
Service Class	$2,478
Service Class 2	173,345

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $18,336 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $77.

In addition, during the period the investment adviser reimbursed and/or waived a portion of class-level operating expenses as follows:

Amount
Service Class	$7
Service Class 2	188
$195

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Service Class	$25,024	$32,409
Service Class 2	2,163,933	1,270,924
Total	$2,188,957	$1,303,333
From net realized gain
Service Class	$49,362	$97,138
Service Class 2	2,821,116	3,605,843
Total	$2,870,478	$3,702,981

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015	2014	2015	2014
Service Class
Shares sold	124	5,081	$1,394	$58,995
Reinvestment of distributions	6,624	11,424	74,386	129,547
Shares redeemed	(63,653)	(12,812)	(729,058)	(145,291)
Net increase (decrease)	(56,905)	3,693	$(653,278)	$43,251
Service Class 2
Shares sold	9,933,172	6,800,617	$112,937,814	$77,418,610
Reinvestment of distributions	447,494	429,364	4,985,049	4,876,767
Shares redeemed	(2,716,121)	(1,027,568)	(30,738,280)	(11,722,930)
Net increase (decrease)	7,664,545	6,202,413	$87,184,583	$70,572,447

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 94% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and Shareholders of VIP Target Volatility Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Target Volatility Portfolio (a fund of Variable Insurance Products Fund V) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the VIP Target Volatility Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 23, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  FMRC has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FMRC, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Except for Elizabeth S. Acton, John Engler, and Geoffrey A. von Kuhn, each of the Trustees oversees 236 funds. Ms. Acton and Mr. Engler each oversees 228 funds. Mr. von Kuhn oversees 148 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Geoffrey A. von Kuhn (1951)

Year of Election or Appointment: 2015

Trustee

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2007

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity® funds (2008-2009).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2009

Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2014-present), FMR (investment adviser firm, 2014-present), and Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-present) and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Derek L. Young (1964)

Year of Election or Appointment: 2009

Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as an officer of other funds. He is a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of FIAM LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Trustee of certain funds (2012-2015), President of Strategic Advisers, Inc. (2011-2015), Chief Investment Officer of GAA (2009-2011), and as a portfolio manager.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in underlying mutual funds and exchange-traded funds (ETFs)(the Underlying Funds), will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in underlying mutual funds and exchange-traded funds (ETFs)(the Underlying Funds), will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Service Class	.26%
Actual		$1,000.00	$957.30	$1.28
Hypothetical-C		$1,000.00	$1,023.89	$1.33
Service Class 2.41%
Actual		$1,000.00	$956.90	$2.02
Hypothetical-C		$1,000.00	$1,023.14	$2.09

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Target Volatility Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Service Class	02/12/2016	02/12/2016	$0.000	$0.038
Service Class 2	02/12/2016	02/12/2016	$0.000	$0.038

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015, $766,398, or, if subsequently determined to be different, the net capital gain of such year.

Service Class designates 23 % and Service Class 2 designates 25% of the dividends distributed in December 2015 respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Service Class	12/29/2015	$0.0360	$0.0031
Service Class 2	12/29/2015	$0.0333	$0.0031

Board Approval of Investment Advisory Contracts and Management Fees

VIP Target Volatility Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the management and administration arrangements for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the contract arrangements throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the fund's management and administration arrangements, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the fund's management and administration arrangements. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the fund's management and administration arrangements. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the management and administration arrangements. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2015 meeting, the Board unanimously determined to approve an amended and restated management contract (Advisory Contract) and administration agreement for the fund to reflect the fact that, effective October 1, 2015, FMR Co., Inc. (FMRC), an affiliate of Strategic Advisers, Inc. (Strategic Advisers) and Fidelity Management & Research Company (FMR), would assume the duties and rights of Strategic Advisers under the fund's then current management contract. The Board noted that, with the exception of the date, term, and entity name, the terms of the fund's management contract, including the fees payable thereunder, would not change as a result of the approval of the Advisory Contract. The Board considered that FMRC would render the same services to the fund under the Advisory Contract that Strategic Advisers rendered to the fund under the then current management contract. The Board also considered that approval of the Advisory Contract would not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets; or (ii) the day-to-day management of the fund or the persons primarily responsible for such management. As a result, the Board considered that its prior experience with Strategic Advisers as investment adviser for the fund was relevant to its consideration of the Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to approve the Advisory Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Advisory Contract was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contract was fair and reasonable. The Board's decision to approve the Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to approve the Advisory Contract, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel that provide services to the fund, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which the fund invests. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the then current management contract (and to be performed under the Advisory Contract) and under separate agreements covering administration, transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the investment adviser, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history, and noted that the approval of the Advisory Contract for the fund would not result in any changes to the fund's investment strategy or the personnel responsible for providing advisory services to the fund.

The Board took into account discussions with representatives of the investment adviser about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the investment adviser the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses, including acquired fund fees and expenses, but after transaction costs, if any) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; the extent to which particular underlying funds affected performance; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-year period.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contract should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses, and also considered that the fund bears indirectly the fees and expenses, including the management fees, paid by the underlying funds in which it invests. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, for a more meaningful comparison of management fees, the fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by the investment adviser for "fund-level" non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's management fee. In this regard, the Board considered that net management fees can vary from year to year because of differences in "fund-level" non-management expenses. The Board noted, however, that the investment adviser does not pay transfer agent fees or other "class-level" expenses (including 12b-1 fees, if applicable) under the fund's management contract.

VIP Target Volatility Portfolio

The Board noted that the fund's hypothetical net management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2014. The Board considered that the fund is more actively managed than most funds in its TMG and ASPG, many of which are target date funds.

Furthermore, the Board considered that the investment adviser contractually agreed to waive 0.05% of the fund's management fee through April 30, 2016.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures, and that while the fund does not pay a management fee with a group fee component, it indirectly bears a portion of the management fees paid by the Fidelity funds in which it invests, some of which are subject to the group fee. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's hypothetical net management fee rate as well as the fund's gross management fee. The Board also considered other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees. The Board also considered other "class-level" expenses, such as transfer agent fees and fund-paid 12b-1 fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board considered the total expense ratio of the fund, after the effect of the contractual expense cap arrangements discussed below. The Board noted that the total expense ratio of Service Class ranked below its competitive median for 2014 and the total expense ratio of Service Class 2 ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median primarily because of higher 12b-1 fees for Service Class 2 as compared to most competitor funds. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In considering the fund's total expense ratio, the Board also considered an alternative competitive analysis that included both top level (i.e., direct) fund fees and acquired fund fees and expenses for the fund and the other funds in the mapped group. The Board noted that, under this alternative competitive analysis, the total expense ratio of Service Class ranked below its competitive median for 2014 and the total expense ratio of Service Class 2 ranked above its competitive median for 2014.

The Board further considered that FMR contractually agreed to reimburse 0.10% of "class-level" expenses for Service Class and Service Class 2 as long as these classes continue to be sold to unaffiliated insurance companies.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Service Class 2 was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds, including the funds in which the fund invests.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; and (x) the impact of money market reform on Fidelity's money market funds. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contract should be approved.

Proxy Voting Results

A special meeting of shareholders was held on May 12, 2015. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Elizabeth S. Acton
Affirmative	24,469,831,790.28	97.003
Withheld	756,086,184.43	2.997
TOTAL	25,225,917,974.71	100.000
John Engler
Affirmative	24,404,438,415.74	96.744
Withheld	821,479,558.97	3.256
TOTAL	25,225,917,974.71	100.000
Albert R. Gamper, Jr.
Affirmative	24,431,670,090.08	96.852
Withheld	794,247,884.63	3.148
TOTAL	25,225,917,974.71	100.000
Robert F. Gartland
Affirmative	24,472,637,370.54	97.014
Withheld	753,280,604.17	2.986
TOTAL	25,225,917,974.71	100.000
Abigail P. Johnson
Affirmative	24,442,024,432.82	96.893
Withheld	783,893,541.89	3.107
TOTAL	25,225,917,974.71	100.000
Arthur E. Johnson
Affirmative	24,444,583,833.78	96.903
Withheld	781,334,140.93	3.097
TOTAL	25,225,917,974.71	100.000
Michael E. Kenneally
Affirmative	24,475,874,452.78	97.027
Withheld	750,043,521.93	2.973
TOTAL	25,225,917,974.71	100.000
James H. Keyes
Affirmative	24,434,496,321.71	96.863
Withheld	791,421,653.00	3.137
TOTAL	25,225,917,974.71	100.000
Marie L. Knowles
Affirmative	24,446,177,909.79	96.909
Withheld	779,740,064.92	3.091
TOTAL	25,225,917,974.71	100.000
Geoffrey A. von Kuhn
Affirmative	24,444,403,935.60	96.902
Withheld	781,514,039.11	3.098
TOTAL	25,225,917,974.71	100.000
Proposal 1 reflects trust wide proposal and voting results.

VIPTV-ANN-0216
1.955015.102

Fidelity® Variable Insurance Products: Asset Manager: Growth Portfolio Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	0.03%	7.03%	5.90%
Service Class	(0.03)%	6.93%	5.80%
Service Class 2	(0.18)%	6.73%	5.60%
Investor Class	0.01%	6.96%	5.80%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Asset Manager: Growth Portfolio - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$17,742	VIP Asset Manager: Growth Portfolio - Initial Class
$20,242	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  Largely buoyed by the U.S., developed-markets equities finished 2015 nearly flat overall, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The MSCI World Index returned -0.44% for the 12 months ending December 31, 2015. Modest gains in the first half of the year were quickly erased amid the late-summer rout, but stocks sharply reversed course in October, lifted by the U.S. Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Excess supply of oil and natural gas weighed on commodities, the year’s worst-performing asset class. Lower energy costs and improving wages drove consumer spending, though, helping retailers. Also, low interest rates and pent-up demand boosted global auto sales: December results sent annual totals past the previous record, set in 2000.

The broad Dow Jones U.S. Total Stock Market Index℠ gained 0.44% for the year. Large-cap stocks outpaced small-caps by a comfortable margin, with the S&P 500® and the Russell 2000® Index returning 1.38% and -4.41%, respectively. Meanwhile, non-U.S. developed-markets returned -3.04%, as measured by the MSCI World ex USA Index, and the MSCI Emerging Markets Index returned -14.60%, beset by numerous challenges, U.S.-dollar strengthening throughout the period not the least of them. Globally, growth- led value-oriented stocks across market-cap segments. Outside the U.S., large-caps lagged small-caps substantially.

Looking within the bellwether S&P 500®, the downtrodden energy (-21%), materials (-8%) and utilities (-5%) sectors weighed on the index. Health care (+7%) helped alleviate the pain, and investors’ preference for growth stocks braced technology (+6%), which also benefited from strong fundamentals and attractive relative valuations. This sector performance pattern was generally similar worldwide.

In fixed income, the Barclays® Global Aggregate GDP Weighted Index returned -3.90%, affected in part by the Fed’s first interest-rate hike since 2006. The investment-grade Barclays® U.S. Aggregate Bond Index returned 0.55%; The BofA Merrill Lynch℠ US High Yield Constrained Index, -4.61%. Energy- and commodity-related securities performed worst. U.S. Treasury Inflation-Protected Securities (TIPS) suffered amid stubbornly low inflation. Meanwhile, emerging-markets debt rebounded strongly in the fall, overcoming multiple threats including China’s economic slowdown and currency headwinds.

Comments from Portfolio Manager Geoff Stein:  For the year, the fund's share classes slightly lagged the 0.14% return of the Fidelity Asset Manager 70% Composite Index℠. Relative to the benchmark, asset allocation marginally detracted, whereas security selection contributed, led by U.S. equity stock picks. Asset allocation was hampered by out-of-benchmark exposure to high-yield bonds, as this asset class performed poorly during the second half of the period. Our core equity allocation strategy – overweighting domestic stocks, modestly underweighting foreign developed-markets equities and slightly greater-than-benchmark exposure to emerging markets (EM) stocks – had a neutral impact on relative performance. Modestly positive results from our developed markets' positioning was negated by a double-digit decline in EM equities. The domestic equity subportfolio was the biggest contributor to the fund's relative return, benefiting from solid picks in technology, along with favorable overall positioning in health care and a sizable underweighting in energy. Here, some non-U.S. holdings contributed, despite headwinds from the stronger dollar. Stock selection in foreign developed-markets equities also was modestly additive. Within investment-grade fixed income, our central fund was hurt by exposure to underperforming energy and communications issuers. Additionally, energy holdings within the government agencies sector, as well as an allocation to TIPS further hampered its performance. Effective October 1, 2015, the benchmark for the foreign developed-markets equities component of the fund's Composite benchmark was changed from the MSCI EAFE Index to the MSCI ACWI (All Country World Index) ex USA Index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds.

Top Ten Stocks as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	1.9	2.4
Alphabet, Inc. Class A	1.7	0.0
Celgene Corp.	1.5	1.4
Gilead Sciences, Inc.	1.4	1.5
Amazon.com, Inc.	1.3	0.0
Alexion Pharmaceuticals, Inc.	1.2	0.9
The Boeing Co.	1.2	1.1
American Airlines Group, Inc.	1.2	1.2
Facebook, Inc. Class A	1.1	1.0
Visa, Inc. Class A	1.1	0.9
	13.6

Market Sectors as of December 31, 2015

(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	15.2	18.5
Information Technology	12.8	10.1
Consumer Discretionary	11.9	14.2
Financials	8.3	9.3
Industrials	7.4	7.5
Consumer Staples	3.2	4.1
Energy	1.9	2.1
Materials	1.3	2.1
Telecommunication Services	0.7	1.0
Utilities	0.7	0.9

Asset Allocation (% of fund's net assets)

As of December 31, 2015*
Stock Class and Equity Futures**	68.8%
Bond Class	26.5%
Short-Term Class	4.7%

 * Foreign investments - 29.1%

 ** Includes investment in Fidelity® Commodity Strategy Central Fund of 0.4%

As of June 30, 2015 *
Stock Class and Equity Futures**	70.9%
Bond Class	27.2%
Short-Term Class	1.9%

 * Foreign investments - 33.6%

 ** Includes investment in Fidelity® Commodity Strategy Central Fund of 0.2%

Asset allocations in the pie charts reflect the categorization of assets as defined in the Fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of future contracts and swap contracts, if applicable.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Commodity Strategy and Money Market Central Funds, is available at advisor.fidelity.com.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 46.8%
	Shares	Value
CONSUMER DISCRETIONARY - 9.9%
Auto Components - 0.2%
Delphi Automotive PLC	4,300	$368,639
Automobiles - 0.6%
General Motors Co.	28,900	982,889
Tesla Motors, Inc. (a)	1,700	408,017
		1,390,906
Hotels, Restaurants & Leisure - 0.9%
Chipotle Mexican Grill, Inc. (a)	2,600	1,247,610
Fiesta Restaurant Group, Inc. (a)	9,400	315,840
Papa John's International, Inc.	5,900	329,633
		1,893,083
Household Durables - 2.1%
Barratt Developments PLC	56,400	520,487
Bellway PLC	10,300	430,626
D.R. Horton, Inc.	48,800	1,563,064
KB Home (b)	41,700	514,161
PulteGroup, Inc.	61,900	1,103,058
Taylor Morrison Home Corp. (a)	11,200	179,200
Taylor Wimpey PLC	92,700	277,553
		4,588,149
Internet & Catalog Retail - 2.3%
Amazon.com, Inc. (a)	4,100	2,771,149
JD.com, Inc. sponsored ADR (a)	10,100	325,877
Priceline Group, Inc. (a)	1,300	1,657,435
Vipshop Holdings Ltd. ADR (a)	24,400	372,588
		5,127,049
Leisure Products - 0.1%
Vista Outdoor, Inc. (a)	6,800	302,668
Media - 0.6%
ITV PLC	144,800	590,442
Liberty Global PLC Class C (a)	6,900	281,313
Naspers Ltd. Class N	1,700	232,363
Twenty-First Century Fox, Inc. Class B	11,800	321,314
		1,425,432
Multiline Retail - 0.1%
Burlington Stores, Inc. (a)	6,800	291,720
Specialty Retail - 1.8%
Home Depot, Inc.	12,700	1,679,575
Lowe's Companies, Inc.	21,500	1,634,860
TJX Companies, Inc.	9,200	652,372
		3,966,807
Textiles, Apparel & Luxury Goods - 1.2%
Michael Kors Holdings Ltd. (a)	46,259	1,853,136
Pandora A/S	6,000	756,503
		2,609,639

TOTAL CONSUMER DISCRETIONARY		21,964,092

CONSUMER STAPLES - 1.6%
Beverages - 1.0%
Monster Beverage Corp.	15,100	2,249,296
Food & Staples Retailing - 0.4%
CVS Health Corp.	8,400	821,268
Tobacco - 0.2%
Imperial Tobacco Group PLC	8,455	447,034

TOTAL CONSUMER STAPLES		3,517,598

ENERGY - 1.0%
Energy Equipment & Services - 0.3%
Baker Hughes, Inc.	11,900	549,185
Independence Contract Drilling, Inc. (a)	8,600	43,430
		592,615
Oil, Gas & Consumable Fuels - 0.7%
Chevron Corp.	9,600	863,616
Cimarex Energy Co.	2,900	259,202
Continental Resources, Inc. (a)	6,400	147,072
EOG Resources, Inc.	3,700	261,923
		1,531,813

TOTAL ENERGY		2,124,428

FINANCIALS - 2.9%
Banks - 0.7%
Bank of America Corp.	93,000	1,565,190
Capital Markets - 1.1%
BlackRock, Inc. Class A	2,100	715,092
Morgan Stanley	24,000	763,440
The Blackstone Group LP	33,100	967,844
		2,446,376
Consumer Finance - 0.5%
OneMain Holdings, Inc. (a)	28,100	1,167,274
Diversified Financial Services - 0.5%
McGraw Hill Financial, Inc.	10,100	995,658
Real Estate Investment Trusts - 0.1%
American Tower Corp.	2,100	203,595

TOTAL FINANCIALS		6,378,093

HEALTH CARE - 13.7%
Biotechnology - 10.4%
AbbVie, Inc.	20,000	1,184,800
Acorda Therapeutics, Inc. (a)	15,300	654,534
Actelion Ltd.	5,283	734,039
Alexion Pharmaceuticals, Inc. (a)	14,200	2,708,650
Alnylam Pharmaceuticals, Inc. (a)	3,600	338,904
Amgen, Inc.	5,000	811,650
Amicus Therapeutics, Inc. (a)	28,000	271,600
BioCryst Pharmaceuticals, Inc. (a)	31,100	320,952
BioMarin Pharmaceutical, Inc. (a)	11,200	1,173,312
bluebird bio, Inc. (a)	300	19,266
Celgene Corp. (a)	28,100	3,365,256
Celldex Therapeutics, Inc. (a)(b)	7,800	122,304
Clovis Oncology, Inc. (a)	3,600	126,000
Genmab A/S (a)	7,800	1,037,119
Gilead Sciences, Inc.	29,900	3,025,581
Heron Therapeutics, Inc. (a)	3,700	98,790
Intercept Pharmaceuticals, Inc. (a)	4,630	691,491
Medivation, Inc. (a)	45,800	2,213,972
Medy-Tox, Inc.	470	202,627
NantKwest, Inc. (a)(b)	2,500	43,325
Novavax, Inc. (a)	62,300	522,697
Regeneron Pharmaceuticals, Inc. (a)	1,100	597,157
TESARO, Inc. (a)	4,500	235,440
United Therapeutics Corp. (a)	5,700	892,677
Vertex Pharmaceuticals, Inc. (a)	13,000	1,635,790
vTv Therapeutics, Inc. Class A (a)	7,900	53,799
		23,081,732
Health Care Equipment & Supplies - 0.2%
Innocoll AG ADR (a)	18,700	155,210
Neovasc, Inc. (a)	14,200	63,900
Nevro Corp. (a)	3,200	216,032
		435,142
Health Care Providers & Services - 0.5%
AmSurg Corp. (a)	5,300	402,800
Express Scripts Holding Co. (a)	7,700	673,057
		1,075,857
Pharmaceuticals - 2.6%
Akorn, Inc. (a)	5,600	208,936
Allergan PLC (a)	4,900	1,531,250
Bristol-Myers Squibb Co.	15,700	1,080,003
Jazz Pharmaceuticals PLC (a)	6,000	843,360
Ocular Therapeutix, Inc. (a)	29,300	274,541
Pacira Pharmaceuticals, Inc. (a)	5,100	391,629
Relypsa, Inc. (a)(b)	13,000	368,420
Shire PLC	1,100	75,468
Supernus Pharmaceuticals, Inc. (a)	7,400	99,456
Valeant Pharmaceuticals International, Inc. (Canada) (a)	8,500	863,453
		5,736,516

TOTAL HEALTH CARE		30,329,247

INDUSTRIALS - 5.6%
Aerospace & Defense - 1.7%
Huntington Ingalls Industries, Inc.	6,200	786,470
The Boeing Co.	18,500	2,674,915
TransDigm Group, Inc. (a)	1,200	274,140
		3,735,525
Airlines - 3.7%
American Airlines Group, Inc.	60,100	2,545,235
Delta Air Lines, Inc.	36,400	1,845,116
Norwegian Air Shuttle A/S (a)(b)	5,000	181,624
Southwest Airlines Co.	53,900	2,320,934
United Continental Holdings, Inc. (a)	23,400	1,340,820
		8,233,729
Construction & Engineering - 0.0%
Hyundai Industrial Development & Construction Co.	2,670	87,049
Professional Services - 0.2%
Robert Half International, Inc.	8,200	386,548

TOTAL INDUSTRIALS		12,442,851

INFORMATION TECHNOLOGY - 11.6%
Communications Equipment - 0.2%
Arista Networks, Inc. (a)(b)	6,000	467,040
Internet Software & Services - 4.8%
58.com, Inc. ADR (a)	8,300	547,468
Akamai Technologies, Inc. (a)	4,100	215,783
Alibaba Group Holding Ltd. sponsored ADR (a)	23,200	1,885,464
Alphabet, Inc. Class A (a)	4,800	3,734,448
Cornerstone OnDemand, Inc. (a)	6,800	234,804
Facebook, Inc. Class A (a)	24,280	2,541,145
Just Dial Ltd.	6,897	87,407
Tencent Holdings Ltd.	65,600	1,284,447
		10,530,966
IT Services - 2.1%
FleetCor Technologies, Inc. (a)	3,000	428,790
MasterCard, Inc. Class A	15,600	1,518,816
PayPal Holdings, Inc. (a)	9,000	325,800
Visa, Inc. Class A	31,400	2,435,070
		4,708,476
Semiconductors & Semiconductor Equipment - 1.5%
Avago Technologies Ltd.	6,100	885,415
NXP Semiconductors NV (a)	26,300	2,215,775
Qorvo, Inc. (a)	4,700	239,230
		3,340,420
Software - 1.1%
Adobe Systems, Inc. (a)	21,200	1,991,528
Atlassian Corp. PLC	600	18,048
Fleetmatics Group PLC (a)	7,100	360,609
Mobileye NV (a)	2,900	122,612
		2,492,797
Technology Hardware, Storage & Peripherals - 1.9%
Apple, Inc.	39,600	4,168,296
Nimble Storage, Inc. (a)	10,900	100,280
		4,268,576

TOTAL INFORMATION TECHNOLOGY		25,808,275

MATERIALS - 0.3%
Chemicals - 0.3%
LyondellBasell Industries NV Class A	7,500	651,750
UTILITIES - 0.2%
Independent Power and Renewable Electricity Producers - 0.2%
Dynegy, Inc. (a)	36,900	494,460
TOTAL COMMON STOCKS
(Cost $75,968,968)		103,710,794
	Principal Amount	Value

U.S. Treasury Obligations - 0.5%
U.S. Treasury Bills, yield at date of purchase 0.06% 2/4/16 (c)
(Cost $1,119,936)	1,120,000	1,119,903
	Shares	Value

Fixed-Income Funds - 27.3%
Fidelity Emerging Markets Debt Central Fund (d)	116,217	$1,050,601
Fidelity Floating Rate Central Fund (d)	22,947	2,243,724
Fidelity High Income Central Fund 1 (d)	116,616	10,566,557
Fidelity Inflation-Protected Bond Index Central Fund (a)(d)	65,264	6,360,635
Fidelity VIP Investment Grade Central Fund (d)	389,229	40,366,961
TOTAL FIXED-INCOME FUNDS
(Cost $60,897,958)		60,588,478

Money Market Funds - 3.6%
Fidelity Cash Central Fund, 0.33% (e)	6,296,898	6,296,898
Fidelity Securities Lending Cash Central Fund, 0.35% (e)(f)	1,713,020	1,713,020
TOTAL MONEY MARKET FUNDS
(Cost $8,009,918)		8,009,918

Equity Funds - 21.2%
Domestic Equity Funds - 1.5%
Fidelity Commodity Strategy Central Fund (d)	138,007	814,239
Fidelity Real Estate Equity Central Fund (d)	24,964	2,555,834

TOTAL DOMESTIC EQUITY FUNDS		3,370,073

International Equity Funds - 19.7%
Fidelity Emerging Markets Equity Central Fund (d)	29,963	5,218,391
Fidelity International Equity Central Fund (d)	409,037	30,444,622
iShares MSCI Emerging Markets Index ETF	44,622	1,436,382
iShares S&P 500 Index ETF	31,454	6,443,978

TOTAL INTERNATIONAL EQUITY FUNDS		43,543,373

TOTAL EQUITY FUNDS
(Cost $48,376,437)		46,913,446
TOTAL INVESTMENT PORTFOLIO - 99.4%
(Cost $194,373,217)		220,342,539
NET OTHER ASSETS (LIABILITIES) - 0.6%		1,333,815
NET ASSETS - 100%		$221,676,354

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
84 Eurex Euro Stoxx 50 Index Contracts (Germany)	March 2016	$2,996,039	$82,529

The face value of futures purchased as a percentage of Net Assets is 1.4%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $5,270,992.

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $708,938.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at advisor.fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$14,339
Fidelity Commodity Strategy Central Fund	625
Fidelity Emerging Markets Debt Central Fund	72,805
Fidelity Emerging Markets Equity Central Fund	45,339
Fidelity Floating Rate Central Fund	114,856
Fidelity High Income Central Fund 1	602,580
Fidelity International Equity Central Fund	1,271,056
Fidelity Real Estate Equity Central Fund	62,641
Fidelity Securities Lending Cash Central Fund	28,182
Fidelity VIP Investment Grade Central Fund	1,335,990
Total	$3,548,413

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:

Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Commodity Strategy Central Fund	$469,646	$516,157	$52,017	$814,239	0.3%
Fidelity Emerging Markets Debt Central Fund	1,006,297	190,696	95,769	1,050,601	1.0%
Fidelity Emerging Markets Equity Central Fund	5,838,089	3,906,001	4,207,233	5,218,391	1.5%
Fidelity Floating Rate Central Fund	1,838,697	969,634	405,553	2,243,724	0.2%
Fidelity High Income Central Fund 1	7,544,165	4,762,402	816,964	10,566,557	1.0%
Fidelity Inflation-Protected Bond Index Central Fund	2,563,837	4,212,565	355,861	6,360,635	1.0%
Fidelity International Equity Central Fund	38,168,699	6,759,149	12,794,270	30,444,622	1.4%
Fidelity Real Estate Equity Central Fund	1,461,046	1,360,491	226,129	2,555,834	1.0%
Fidelity VIP Investment Grade Central Fund	42,961,732	15,508,059	16,769,209	40,366,961	0.9%
Total	$101,852,208	$38,185,154	$35,723,005	$99,621,564

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$21,964,092	$20,975,226	$988,866	$--
Consumer Staples	3,517,598	3,517,598	--	--
Energy	2,124,428	2,124,428	--	--
Financials	6,378,093	6,378,093	--	--
Health Care	30,329,247	28,279,994	2,049,253	--
Industrials	12,442,851	12,174,178	268,673	--
Information Technology	25,808,275	24,436,421	1,371,854	--
Materials	651,750	651,750	--	--
Utilities	494,460	494,460	--	--
U.S. Government and Government Agency Obligations	1,119,903	--	1,119,903	--
Fixed-Income Funds	60,588,478	60,588,478	--	--
Money Market Funds	8,009,918	8,009,918	--	--
Equity Funds	46,913,446	46,913,446	--	--
Total Investments in Securities:	$220,342,539	$214,543,990	$5,798,549	$--
Derivative Instruments:
Assets
Futures Contracts	$82,529	$82,529	$--	$--
Total Assets	$82,529	$82,529	$--	$--
Total Derivative Instruments:	$82,529	$82,529	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$82,529	$0
Total Equity Risk	82,529	0
Total Value of Derivatives	$82,529	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin is presented in the Statement of Assets and Liabilities.

Other Information

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds. Percentages in the below tables are adjusted for the effect of TBA Sale Commitments.

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	9.2%
AAA,AA,A	3.4%
BBB	6.9%
BB	4.0%
B	2.6%
CCC,CC,C	0.5%
D	0.0%
Not Rated	0.1%
Equities	67.4%
Short-Term Investments and Net Other Assets	5.9%
100.0%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Percentages are adjusted for the effect of futures contracts, if applicable.

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	70.9%
United Kingdom	5.2%
Cayman Islands	2.7%
Japan	2.6%
Netherlands	2.0%
Ireland	1.7%
France	1.6%
Canada	1.4%
Denmark	1.2%
Switzerland	1.1%
Others (Individually Less Than 1%)	9.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (including securities loaned of $1,646,003) — See accompanying schedule: Unaffiliated issuers (cost $85,231,761)	$112,711,057
Fidelity Central Funds (cost $109,141,456)	107,631,482
Total Investments (cost $194,373,217)		$220,342,539
Cash		36,209
Receivable for investments sold		3,162,026
Receivable for fund shares sold		7,433
Dividends receivable		41,061
Distributions receivable from Fidelity Central Funds		3,375
Prepaid expenses		500
Other receivables		2,719
Total assets		223,595,862
Liabilities
Payable for fund shares redeemed	$16,556
Accrued management fee	102,046
Distribution and service plan fees payable	1,004
Payable for daily variation margin for derivative instruments	24,134
Other affiliated payables	28,804
Other payables and accrued expenses	33,944
Collateral on securities loaned, at value	1,713,020
Total liabilities		1,919,508
Net Assets		$221,676,354
Net Assets consist of:
Paid in capital		$192,939,019
Undistributed net investment income		51,762
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,631,989
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		26,053,584
Net Assets		$221,676,354
Initial Class:
Net Asset Value, offering price and redemption price per share ($108,323,673 ÷ 5,729,910 shares)		$18.90
Service Class:
Net Asset Value, offering price and redemption price per share ($2,877,393 ÷ 153,138 shares)		$18.79
Service Class 2:
Net Asset Value, offering price and redemption price per share ($3,533,091 ÷ 188,981 shares)		$18.70
Investor Class:
Net Asset Value, offering price and redemption price per share ($106,942,197 ÷ 5,683,613 shares)		$18.82

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Dividends		$1,139,545
Interest		171
Income from Fidelity Central Funds		3,548,413
Total income		4,688,129
Expenses
Management fee	$1,248,642
Transfer agent fees	235,098
Distribution and service plan fees	12,289
Accounting and security lending fees	112,354
Custodian fees and expenses	12,127
Independent trustees' compensation	951
Audit	48,555
Legal	1,991
Miscellaneous	10,775
Total expenses before reductions	1,682,782
Expense reductions	(12,963)	1,669,819
Net investment income (loss)		3,018,310
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,171,180
Fidelity Central Funds	(4,271,116)
Foreign currency transactions	(9,225)
Futures contracts	702,751
Capital gain distributions from Fidelity Central Funds	29,985
Total net realized gain (loss)		2,623,575
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,063,696)
Assets and liabilities in foreign currencies	1,816
Futures contracts	(17,113)
Total change in net unrealized appreciation (depreciation)		(6,078,993)
Net gain (loss)		(3,455,418)
Net increase (decrease) in net assets resulting from operations		$(437,108)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,018,310	$2,407,771
Net realized gain (loss)	2,623,575	11,259,502
Change in net unrealized appreciation (depreciation)	(6,078,993)	(2,355,819)
Net increase (decrease) in net assets resulting from operations	(437,108)	11,311,454
Distributions to shareholders from net investment income	(2,709,407)	(2,311,469)
Distributions to shareholders from net realized gain	(139,825)	(166,468)
Total distributions	(2,849,232)	(2,477,937)
Share transactions - net increase (decrease)	8,953,394	14,641,735
Total increase (decrease) in net assets	5,667,054	23,475,252
Net Assets
Beginning of period	216,009,300	192,534,048
End of period (including undistributed net investment income of $51,762 and undistributed net investment income of $7,246, respectively)	$221,676,354	$216,009,300

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Asset Manager: Growth Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$19.15	$18.30	$15.14	$13.35	$14.52
Income from Investment Operations
Net investment income (loss)A	.27	.23	.17	.19	.22
Net realized and unrealized gain (loss)	(.27)	.85	3.22	1.87	(1.12)
Total from investment operations	–	1.08	3.39	2.06	(.90)
Distributions from net investment income	(.24)	(.21)	(.18)	(.21)	(.24)
Distributions from net realized gain	(.01)	(.02)	(.05)	(.06)	(.03)
Total distributions	(.25)	(.23)	(.23)	(.27)	(.27)
Net asset value, end of period	$18.90	$19.15	$18.30	$15.14	$13.35
Total ReturnB,C	.03%	5.87%	22.41%	15.45%	(6.17)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.70%	.70%	.72%	.72%	.73%
Expenses net of fee waivers, if any	.70%	.70%	.71%	.72%	.72%
Expenses net of all reductions	.69%	.70%	.71%	.71%	.71%
Net investment income (loss)	1.37%	1.19%	1.05%	1.29%	1.49%
Supplemental Data
Net assets, end of period (000 omitted)	$108,324	$122,484	$127,423	$116,252	$113,899
Portfolio turnover rateF	49%	38%	52%	59%	71%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .005% to .15%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Asset Manager: Growth Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$19.03	$18.19	$15.04	$13.26	$14.42
Income from Investment Operations
Net investment income (loss)A	.25	.21	.16	.17	.20
Net realized and unrealized gain (loss)	(.26)	.84	3.19	1.86	(1.11)
Total from investment operations	(.01)	1.05	3.35	2.03	(.91)
Distributions from net investment income	(.22)	(.19)	(.15)	(.20)	(.22)
Distributions from net realized gain	(.01)	(.02)	(.05)	(.06)	(.03)
Total distributions	(.23)	(.21)	(.20)	(.25)B	(.25)
Net asset value, end of period	$18.79	$19.03	$18.19	$15.04	$13.26
Total ReturnC,D	(.03)%	5.75%	22.34%	15.34%	(6.26)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.80%	.80%	.82%	.82%	.83%
Expenses net of fee waivers, if any	.80%	.80%	.82%	.82%	.82%
Expenses net of all reductions	.79%	.80%	.81%	.81%	.81%
Net investment income (loss)	1.27%	1.09%	.95%	1.19%	1.39%
Supplemental Data
Net assets, end of period (000 omitted)	$2,877	$3,265	$3,191	$3,541	$5,654
Portfolio turnover rateG	49%	38%	52%	59%	71%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.25 per share is comprised of distributions from net investment income of $.195 and distributions from net realized gain of $.055 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .005% to .15%.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Asset Manager: Growth Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$18.94	$18.10	$14.97	$13.21	$14.36
Income from Investment Operations
Net investment income (loss)A	.21	.17	.12	.14	.17
Net realized and unrealized gain (loss)	(.25)	.84	3.18	1.84	(1.09)
Total from investment operations	(.04)	1.01	3.30	1.98	(.92)
Distributions from net investment income	(.19)	(.15)	(.12)	(.17)	(.20)
Distributions from net realized gain	(.01)	(.02)	(.05)	(.06)	(.03)
Total distributions	(.20)	(.17)	(.17)	(.22)B	(.23)
Net asset value, end of period	$18.70	$18.94	$18.10	$14.97	$13.21
Total ReturnC,D	(.18)%	5.55%	22.09%	15.03%	(6.39)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.96%	1.01%	1.03%	1.04%	1.01%
Expenses net of fee waivers, if any	.96%	1.01%	1.02%	1.04%	1.01%
Expenses net of all reductions	.95%	1.00%	1.02%	1.03%	1.00%
Net investment income (loss)	1.11%	.88%	.74%	.97%	1.20%
Supplemental Data
Net assets, end of period (000 omitted)	$3,533	$3,573	$3,626	$3,621	$3,260
Portfolio turnover rateG	49%	38%	52%	59%	71%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.22 per share is comprised of distributions from net investment income of $.167 and distributions from net realized gain of $.055 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .005% to .15%.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Asset Manager: Growth Portfolio Investor Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$19.06	$18.22	$15.08	$13.30	$14.46
Income from Investment Operations
Net investment income (loss)A	.25	.21	.16	.18	.20
Net realized and unrealized gain (loss)	(.25)	.85	3.20	1.86	(1.10)
Total from investment operations	–	1.06	3.36	2.04	(.90)
Distributions from net investment income	(.23)	(.20)	(.17)	(.20)	(.23)
Distributions from net realized gain	(.01)	(.02)	(.05)	(.06)	(.03)
Total distributions	(.24)	(.22)	(.22)	(.26)	(.26)
Net asset value, end of period	$18.82	$19.06	$18.22	$15.08	$13.30
Total ReturnB,C	.01%	5.79%	22.30%	15.34%	(6.20)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.78%	.78%	.80%	.81%	.81%
Expenses net of fee waivers, if any	.78%	.78%	.80%	.81%	.81%
Expenses net of all reductions	.77%	.78%	.79%	.79%	.80%
Net investment income (loss)	1.29%	1.11%	.97%	1.21%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$106,942	$86,687	$58,295	$37,574	$36,235
Portfolio turnover rateF	49%	38%	52%	59%	71%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .005% to .15%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Asset Manager: Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Commodity Strategy Central Fund	Geode Capital Management, LLC (Geode)	Seeks to provide investment returns that correspond to the performance of the commodities market.	Investment in commodity-related investments through a wholly-owned subsidiary organized under the laws of the Cayman Islands Futures Swaps	.05%
Fidelity Emerging Markets Debt Central Fund	FMR Co., Inc. (FMRC)	Seeks high total return by normally investing in debt securities of issuers in emerging markets and other debt investments that are tied economically to emerging markets.	Foreign Securities Loans & Direct Debt Instruments Restricted Securities	.01%
Fidelity Emerging Markets Equity Central Fund	FMRC	Seeks capital appreciation by investing primarily in equity securities of issuers in emerging markets.	Delayed Delivery & When Issued Securities Foreign Securities Futures	.15%
Fidelity International Equity Central Fund	FMRC	Seeks capital appreciation by investing primarily in non-U.S. based common stocks, including securities of issuers located in emerging markets.	Foreign Securities Futures	.01%
Fidelity Floating Rate Central Fund	FMRC	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity High Income Central Fund 1	FMRC	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Inflation-Protected Bond Index Central Fund	Fidelity Investment Money Management, Inc. (FIMM)	Seeks to provide investment results that correspond to the performance of the inflation-protected United States Treasury market, and may invest in derivatives.		Less than .005%
Fidelity VIP Investment Grade Central Fund	FIMM	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Futures Repurchase Agreements Restricted Securities Swaps	Less than .005%
Fidelity Real Estate Equity Central Fund	FMRC	Seeks above-average income and long-term capital growth by investing primarily in equity securities of issuers in the real estate industry.		.01%
Fidelity Money Market Central Funds	FIMM	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the Fidelity Central Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Fidelity Central Funds' expenses through the impact of these expenses on each Fidelity Central Fund's NAV.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, futures contracts, foreign currency transactions, market discount, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$34,021,334
Gross unrealized depreciation	(7,952,150)
Net unrealized appreciation (depreciation) on securities	$26,069,184
Tax Cost	$194,273,355

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$53,510
Undistributed long-term capital gain	$3,034,164
Net unrealized appreciation (depreciation) on securities and other investments	$26,069,066

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$2,849,232	$ 2,477,937

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $702,751 and a change in net unrealized appreciation (depreciation) of $(17,113) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Equity and Fixed-Income Central Funds), other than short-term securities, aggregated $112,176,789 and $106,993,779, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

The investment adviser pays a portion of the management fees received from the Fund to the Fidelity Central Funds' investment advisers, who are also affiliates, for managing the assets of the Fidelity Central Funds.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$3,143
Service Class 2	9,146
$12,289

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07%(.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$79,029
Service Class	2,113
Service Class 2	2,807
Investor Class	151,149
$235,098

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,002 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $323 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $28,182, including $558 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $10,443 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $926 and a portion of class-level operating expenses as follows:

Amount
Investor Class	$1,594

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Initial Class	$1,364,340	$1,342,745
Service Class	32,613	32,583
Service Class 2	37,340	28,313
Investor Class	1,275,114	907,828
Total	$2,709,407	$2,311,469
From net realized gain
Initial Class	$68,121	$96,965
Service Class	1,783	2,581
Service Class 2	2,358	2,869
Investor Class	67,563	64,053
Total	$139,825	$166,468

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015	2014	2015	2014
Initial Class
Shares sold	157,200	253,552	$3,129,085	$4,879,183
Reinvestment of distributions	76,835	74,811	1,432,461	1,439,710
Shares redeemed	(901,132)	(895,801)	(17,745,220)	(17,160,429)
Net increase (decrease)	(667,097)	(567,438)	$(13,183,674)	$(10,841,536)
Service Class
Shares sold	13,010	14,063	$247,977	$259,729
Reinvestment of distributions	1,857	1,839	34,396	35,164
Shares redeemed	(33,327)	(19,750)	(645,177)	(371,841)
Net increase (decrease)	(18,460)	(3,848)	$(362,804)	$(76,948)
Service Class 2
Shares sold	37,238	33,664	$719,311	$633,615
Reinvestment of distributions	2,155	1,638	39,698	31,182
Shares redeemed	(39,082)	(47,001)	(752,402)	(892,418)
Net increase (decrease)	311	(11,699)	$6,607	$(227,621)
Investor Class
Shares sold	1,485,488	1,620,922	$29,406,847	$30,952,753
Reinvestment of distributions	72,380	50,734	1,342,677	971,881
Shares redeemed	(422,349)	(323,164)	(8,256,259)	(6,136,794)
Net increase (decrease)	1,135,519	1,348,492	$22,493,265	$25,787,840

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 85% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and Shareholders of VIP Asset Manager: Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Asset Manager: Growth Portfolio (the Fund), a fund of Variable Insurance Products Fund V, including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Asset Manager: Growth Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 22, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Elizabeth S. Acton, John Engler, and Geoffrey A. von Kuhn, each of the Trustees oversees 236 funds. Ms. Acton and Mr. Engler each oversees 228 funds. Mr. von Kuhn oversees 148 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Geoffrey A. von Kuhn (1951)

Year of Election or Appointment: 2015

Trustee

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2007

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity® funds (2008-2009).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2009

Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2014-present), FMR (investment adviser firm, 2014-present), and Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-present) and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Derek L. Young (1964)

Year of Election or Appointment: 2009

Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as an officer of other funds. He is a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of FIAM LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Trustee of certain funds (2012-2015), President of Strategic Advisers, Inc. (2011-2015), Chief Investment Officer of GAA (2009-2011), and as a portfolio manager.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

In addition to the expenses noted below, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year ranged from less than .005% to .22%.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Initial Class	.69%
Actual		$1,000.00	$958.60	$3.41
Hypothetical-C		$1,000.00	$1,021.73	$3.52
Service Class	.79%
Actual		$1,000.00	$958.30	$3.90
Hypothetical-C		$1,000.00	$1,021.22	$4.02
Service Class 2.94%
Actual		$1,000.00	$957.70	$4.64
Hypothetical-C		$1,000.00	$1,020.47	$4.79
Investor Class	.77%
Actual		$1,000.00	$958.70	$3.80
Hypothetical-C		$1,000.00	$1,021.32	$3.92

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Asset Manager: Growth Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/12/2016	02/12/2016	$0.005	$0.264
Service Class	02/12/2016	02/12/2016	$0.005	$0.264
Service Class 2	02/12/2016	02/12/2016	$0.005	$0.264
Investor Class	02/12/2016	02/12/2016	$0.005	$0.264

Initial Class designates 28%, Service Class designates 31%, Service Class 2 designates 35%, and Investor Class designates 30%, of the dividends distributed in December 2015 as qualifying for the dividends–received deduction for corporate shareholders.

A total of 2.1804% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Asset Manager: Growth Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Asset Manager: Growth Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2014 and the total expense ratio of Service Class 2 ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median primarily because of higher 12b-1 fees for Service Class 2 as compared to most competitor funds. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Service Class 2 was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; and (x) the impact of money market reform on Fidelity's money market funds. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on May 12, 2015. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Elizabeth S. Acton
Affirmative	24,469,831,790.28	97.003
Withheld	756,086,184.43	2.997
TOTAL	25,225,917,974.71	100.000
John Engler
Affirmative	24,404,438,415.74	96.744
Withheld	821,479,558.97	3.256
TOTAL	25,225,917,974.71	100.000
Albert R. Gamper, Jr.
Affirmative	24,431,670,090.08	96.852
Withheld	794,247,884.63	3.148
TOTAL	25,225,917,974.71	100.000
Robert F. Gartland
Affirmative	24,472,637,370.54	97.014
Withheld	753,280,604.17	2.986
TOTAL	25,225,917,974.71	100.000
Abigail P. Johnson
Affirmative	24,442,024,432.82	96.893
Withheld	783,893,541.89	3.107
TOTAL	25,225,917,974.71	100.000
Arthur E. Johnson
Affirmative	24,444,583,833.78	96.903
Withheld	781,334,140.93	3.097
TOTAL	25,225,917,974.71	100.000
Michael E. Kenneally
Affirmative	24,475,874,452.78	97.027
Withheld	750,043,521.93	2.973
TOTAL	25,225,917,974.71	100.000
James H. Keyes
Affirmative	24,434,496,321.71	96.863
Withheld	791,421,653.00	3.137
TOTAL	25,225,917,974.71	100.000
Marie L. Knowles
Affirmative	24,446,177,909.79	96.909
Withheld	779,740,064.92	3.091
TOTAL	25,225,917,974.71	100.000
Geoffrey A. von Kuhn
Affirmative	24,444,403,935.60	96.902
Withheld	781,514,039.11	3.098
TOTAL	25,225,917,974.71	100.000
Proposal 1 reflects trust wide proposal and voting results.

VIPAMG-ANN-0216
1.540207.118

Fidelity® Variable Insurance Products: Investor Freedom® Funds - Income, 2005, 2010, 2015, 2020, 2025, 2030 Annual Report December 31, 2015

Contents

Management's Discussion of Fund Performance
VIP Investor Freedom Income Portfolio℠
Investment Summary
Investments
Financial Statements
VIP Investor Freedom 2005 Portfolio℠
Investment Summary
Investments
Financial Statements
VIP Investor Freedom 2010 Portfolio℠
Investment Summary
Investments
Financial Statements
VIP Investor Freedom 2015 Portfolio℠
Investment Summary
Investments
Financial Statements
VIP Investor Freedom 2020 Portfolio℠
Investment Summary
Investments
Financial Statements
VIP Investor Freedom 2025 Portfolio℠
Investment Summary
Investments
Financial Statements
VIP Investor Freedom 2030 Portfolio℠
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

VIP Investor Freedom Income Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom Income Portfolio	(0.37)%	3.36%	3.97%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom Income Portfolio℠ on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$14,763	VIP Investor Freedom Income Portfolio℠
$15,552	Barclays® U.S. Aggregate Bond Index

VIP Investor Freedom 2005 Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom 2005 Portfolio	(0.31)%	4.57%	4.47%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2005 Portfolio℠ on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$15,488	VIP Investor Freedom 2005 Portfolio℠
$15,552	Barclays® U.S. Aggregate Bond Index

VIP Investor Freedom 2010 Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom 2010 Portfolio	(0.34)%	5.66%	5.11%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2010 Portfolio℠ on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$16,457	VIP Investor Freedom 2010 Portfolio℠
$15,552	Barclays® U.S. Aggregate Bond Index

VIP Investor Freedom 2015 Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom 2015 Portfolio	(0.34)%	5.91%	5.24%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2015 Portfolio℠ on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$16,662	VIP Investor Freedom 2015 Portfolio℠
$20,242	S&P 500® Index

VIP Investor Freedom 2020 Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom 2020 Portfolio	(0.35)%	6.28%	5.19%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2020 Portfolio℠ on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$16,592	VIP Investor Freedom 2020 Portfolio℠
$20,242	S&P 500® Index

VIP Investor Freedom 2025 Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom 2025 Portfolio	(0.32)%	7.14%	5.65%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2025 Portfolio℠ on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$17,323	VIP Investor Freedom 2025 Portfolio℠
$20,242	S&P 500® Index

VIP Investor Freedom 2030 Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom 2030 Portfolio	(0.32)%	7.39%	5.45%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2030 Portfolio℠ on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$16,995	VIP Investor Freedom 2030 Portfolio℠
$20,242	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  Largely buoyed by the U.S., developed-markets equities finished 2015 nearly flat overall, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The MSCI World Index returned -0.44% for the 12 months ending December 31, 2015. Modest gains in the first half of the year were quickly erased amid the late-summer rout, but stocks sharply reversed course in October, lifted by the U.S. Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Excess supply of oil and natural gas weighed on commodities, the year’s worst-performing asset class. Lower energy costs and improving wages drove consumer spending, though, helping retailers. Also, low interest rates and pent-up demand boosted global auto sales: December results sent annual totals past the previous record, set in 2000.

The broad Dow Jones U.S. Total Stock Market Index℠ gained 0.44% for the year. Large-cap stocks outpaced small-caps by a comfortable margin, with the S&P 500® and the Russell 2000® Index returning 1.38% and -4.41%, respectively. Meanwhile, non-U.S. developed-markets returned -3.04%, as measured by the MSCI World ex USA Index, and the MSCI Emerging Markets Index returned -14.60%, beset by numerous challenges, U.S.-dollar strengthening throughout the period not the least of them. Globally, growth- led value-oriented stocks across market-cap segments. Outside the U.S., large-caps lagged small-caps substantially.

Looking within the bellwether S&P 500®, the downtrodden energy (-21%), materials (-8%) and utilities (-5%) sectors weighed on the index. Health care (+7%) helped alleviate the pain, and investors’ preference for growth stocks braced technology (+6%), which also benefited from strong fundamentals and attractive relative valuations. This sector performance pattern was generally similar worldwide.

In fixed income, the Barclays® Global Aggregate GDP Weighted Index returned -3.90%, affected in part by the Fed’s first interest-rate hike since 2006. The investment-grade Barclays® U.S. Aggregate Bond Index returned 0.55%; The BofA Merrill Lynch℠ US High Yield Constrained Index, -4.61%. Energy- and commodity-related securities performed worst. U.S. Treasury Inflation-Protected Securities (TIPS) suffered amid stubbornly low inflation. Meanwhile, emerging-markets debt rebounded strongly in the fall, overcoming multiple threats including China’s economic slowdown and currency headwinds.

Comments from Co-Portfolio Managers Andrew Dierdorf and Brett Sumsion:  For the year, each VIP Investor Freedom Fund posted a slightly negative absolute return. On a relative basis, the longer-dated Funds outperformed their respective Composite index, whereas the shorter-dated Funds and Income Fund lagged slightly. (For specific Fund results, please refer to the performance section of this report.) Asset allocation decisions detracted overall, most notably an overweighting in the U.S. equity asset class and our underweighting of investment-grade bonds. Generally speaking, the Funds' non-U.S. equity investments added value overall by meaningfully outperforming the asset-class benchmark. In particular, VIP Overseas Portfolio, which seeks to own high-quality companies purchased at attractive prices that the manager believes can outperform the market over the long term, produced a solid gain. Similarly, VIP Emerging Markets Portfolio, despite its negative result, finished well ahead of its fund-level benchmark. Relative gains here were undermined largely by results from VIP Investment Grade Bond Portfolio, which emphasized corporate bonds and underweighted U.S. Treasuries; the Portfolio underperformed the Barclays® U.S. Aggregate Bond Index. Out-of-benchmark allocations to high-yield debt also hurt. Lastly, the Funds' U.S. equity allocation underperformed overall. Intra-asset allocation decisions – that is, weightings among underlying portfolios – detracted from results. Most notably VIP Growth & Income Portfolio, the Funds' largest U.S. equity holding, underperformed its benchmark the past year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Investor Freedom Income Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	3.2	3.2
VIP Equity-Income Portfolio Investor Class	3.3	3.3
VIP Growth & Income Portfolio Investor Class	3.8	3.8
VIP Growth Portfolio Investor Class	3.3	3.2
VIP Mid Cap Portfolio Investor Class	0.9	0.9
VIP Value Portfolio Investor Class	2.4	2.4
VIP Value Strategies Portfolio Investor Class	1.2	1.2
	18.1	18.0
International Equity Funds
VIP Emerging Markets Portfolio Investor Class	3.6	3.1
VIP Overseas Portfolio Investor Class	3.8	4.4
	7.4	7.5
Bond Funds
VIP High Income Portfolio Investor Class	3.7	4.0
VIP Investment Grade Bond Portfolio Investor Class	42.3	43.5
	46.0	47.5
Short-Term Funds
VIP Government Money Market Portfolio Investor Class 0.03%	28.5	27.0
Net Other Assets (Liabilities)
Net Other Assets	0.0	0.0
	100.0	100.0

VIP Government Money Market Portfolio Investor Class was formerly known as VIP Money Market Portfolio Investor Class

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	18.1%
International Equity Funds	7.4%
Bond Funds	46.0%
Short-Term Funds	28.5%

Six months ago
Domestic Equity Funds	18.0%
International Equity Funds	7.5%
Bond Funds	47.5%
Short-Term Funds	27.0%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Investor Freedom Income Portfolio℠

Investments December 31, 2015

Showing Percentage of Net Assets

Domestic Equity Funds - 18.1%
	Shares	Value
VIP Contrafund Portfolio Investor Class (a)	60,203	$2,033,060
VIP Equity-Income Portfolio Investor Class (a)	104,980	2,139,495
VIP Growth & Income Portfolio Investor Class (a)	128,153	2,411,847
VIP Growth Portfolio Investor Class (a)	32,212	2,111,509
VIP Mid Cap Portfolio Investor Class (a)	17,839	579,782
VIP Value Portfolio Investor Class (a)	115,887	1,547,097
VIP Value Strategies Portfolio Investor Class (a)	51,531	745,650
TOTAL DOMESTIC EQUITY FUNDS
(Cost $9,880,594)		11,568,440

International Equity Funds - 7.4%
VIP Emerging Markets Portfolio Investor Class (a)	282,785	2,293,387
VIP Overseas Portfolio Investor Class (a)	129,648	2,465,902
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $4,387,065)		4,759,289

Bond Funds - 46.0%
VIP High Income Portfolio Investor Class (a)	483,190	2,382,126
VIP Investment Grade Bond Portfolio Investor Class (a)	2,200,496	27,110,106
TOTAL BOND FUNDS
(Cost $30,487,321)		29,492,232

Short-Term Funds - 28.5%
VIP Government Money Market Portfolio Investor Class 0.03% (a)(b)
(Cost $18,211,442)	18,211,442	18,211,442
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $62,966,422)		64,031,403
NET OTHER ASSETS (LIABILITIES) - 0.0%		2
NET ASSETS - 100%		$64,031,405

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
(VIP Government Money Market Portfolio Investor Class was formerly known as VIP Money Market Portfolio Investor Class)

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Investor Class	$2,126,440	$917,000	$827,198	$20,589	$2,033,060
VIP Emerging Markets Portfolio Investor Class	1,685,288	1,584,936	733,012	12,260	2,293,387
VIP Equity-Income Portfolio Investor Class	2,228,435	1,016,285	744,071	71,525	2,139,495
VIP Government Money Market Portfolio Investor Class 0.03%	16,778,684	5,921,047	4,488,288	2,041	18,211,442
VIP Growth & Income Portfolio Investor Class	2,532,573	1,094,681	994,172	52,272	2,411,847
VIP Growth Portfolio Investor Class	2,176,251	765,875	923,527	4,133	2,111,509
VIP High Income Portfolio Investor Class	2,502,164	890,996	736,675	170,211	2,382,126
VIP Investment Grade Bond Portfolio Investor Class	29,459,936	7,650,016	9,067,431	728,010	27,110,106
VIP Mid Cap Portfolio Investor Class	631,043	252,035	221,467	2,665	579,782
VIP Overseas Portfolio Investor Class	3,537,055	1,192,872	2,396,513	33,403	2,465,902
VIP Value Portfolio Investor Class	1,648,804	777,895	611,513	20,829	1,547,097
VIP Value Strategies Portfolio Investor Class	814,189	263,485	301,455	8,951	745,650
Total	$66,120,862	$22,327,123	$22,045,322	$1,126,889	$64,031,403

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom Income Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (cost $62,966,422) — See accompanying schedule		$64,031,403
Receivable for investments sold		49,965
Total assets		64,081,368
Liabilities
Payable for fund shares redeemed	$49,963
Total liabilities		49,963
Net Assets		$64,031,405
Net Assets consist of:
Paid in capital		$62,511,158
Undistributed net investment income		3,928
Accumulated undistributed net realized gain (loss) on investments		451,338
Net unrealized appreciation (depreciation) on investments		1,064,981
Net Assets, for 5,897,304 shares outstanding		$64,031,405
Net Asset Value, offering price and redemption price per share ($64,031,405 ÷ 5,897,304 shares)		$10.86

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Income distributions from underlying funds		$1,126,889
Expenses
Independent trustees' compensation	$273
Total expenses before reductions	273
Expense reductions	(273)	–
Net investment income (loss)		1,126,889
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	(187,992)
Capital gain distributions from underlying funds	927,846
Total net realized gain (loss)		739,854
Change in net unrealized appreciation (depreciation) on underlying funds		(2,183,270)
Net gain (loss)		(1,443,416)
Net increase (decrease) in net assets resulting from operations		$(316,527)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,126,889	$992,244
Net realized gain (loss)	739,854	48,934
Change in net unrealized appreciation (depreciation)	(2,183,270)	1,282,078
Net increase (decrease) in net assets resulting from operations	(316,527)	2,323,256
Distributions to shareholders from net investment income	(1,122,664)	(993,138)
Distributions to shareholders from net realized gain	(87,017)	(582,121)
Total distributions	(1,209,681)	(1,575,259)
Share transactions
Proceeds from sales of shares	16,249,289	15,935,125
Reinvestment of distributions	1,209,681	1,575,259
Cost of shares redeemed	(18,022,221)	(12,351,794)
Net increase (decrease) in net assets resulting from share transactions	(563,251)	5,158,590
Total increase (decrease) in net assets	(2,089,459)	5,906,587
Net Assets
Beginning of period	66,120,864	60,214,277
End of period (including undistributed net investment income of $3,928 and undistributed net investment income of $0, respectively)	$64,031,405	$66,120,864
Other Information
Shares
Sold	1,445,091	1,430,960
Issued in reinvestment of distributions	111,049	142,181
Redeemed	(1,609,852)	(1,109,644)
Net increase (decrease)	(53,712)	463,497

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Investor Freedom Income Portfolio

		December 31,
Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$11.11	$10.97	$10.65	$10.30	$10.40
Income from Investment Operations
Net investment income (loss)A	.19	.17	.19	.17	.18
Net realized and unrealized gain (loss)	(.23)	.25	.39	.50	(.02)
Total from investment operations	(.04)	.42	.58	.67	.16
Distributions from net investment income	(.19)	(.17)	(.17)	(.16)	(.19)
Distributions from net realized gain	(.01)	(.10)	(.09)	(.16)	(.07)
Total distributions	(.21)B	(.28)C	(.26)	(.32)	(.26)
Net asset value, end of period	$10.86	$11.11	$10.97	$10.65	$10.30
Total ReturnD,E	(.37)%	3.80%	5.43%	6.54%	1.54%
Ratios to Average Net AssetsF,G
Expenses before reductionsH	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.68%	1.57%	1.77%	1.63%	1.74%
Supplemental Data
Net assets, end of period (000 omitted)	$64,031	$66,121	$60,214	$38,545	$30,547
Portfolio turnover rateF	33%	26%	33%	15%	28%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.21 per share is comprised of distributions from net investment income of $.194 and distributions from net realized gain of $.015 per share.

 C Total distributions of $.28 per share is comprised of distributions from net investment income of $.170 and distributions from net realized gain of $.105 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

 H Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2005 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	4.8	4.8
VIP Equity-Income Portfolio Investor Class	5.0	5.1
VIP Growth & Income Portfolio Investor Class	5.7	5.7
VIP Growth Portfolio Investor Class	5.0	4.9
VIP Mid Cap Portfolio Investor Class	1.4	1.4
VIP Value Portfolio Investor Class	3.6	3.7
VIP Value Strategies Portfolio Investor Class	1.7	1.8
	27.2	27.4
International Equity Funds
VIP Emerging Markets Portfolio Investor Class	4.6	4.2
VIP Overseas Portfolio Investor Class	7.1	7.6
	11.7	11.8
Bond Funds
VIP High Income Portfolio Investor Class	3.7	4.0
VIP Investment Grade Bond Portfolio Investor Class	37.4	38.5
	41.1	42.5
Short-Term Funds
VIP Government Money Market Portfolio Investor Class 0.03%	20.0	18.3
Net Other Assets (Liabilities)
Net Other Assets	0.0	0.0
	100.0	100.0

VIP Government Money Market Portfolio Investor Class was formerly known as VIP Money Market Portfolio Investor Class

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	27.2%
International Equity Funds	11.7%
Bond Funds	41.1%
Short-Term Funds	20.0%

Six months ago
Domestic Equity Funds	27.4%
International Equity Funds	11.8%
Bond Funds	42.5%
Short-Term Funds	18.3%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Investor Freedom 2005 Portfolio℠

Investments December 31, 2015

Showing Percentage of Net Assets

Domestic Equity Funds - 27.2%
	Shares	Value
VIP Contrafund Portfolio Investor Class (a)	28,852	$974,344
VIP Equity-Income Portfolio Investor Class (a)	50,448	1,028,129
VIP Growth & Income Portfolio Investor Class (a)	61,584	1,159,012
VIP Growth Portfolio Investor Class (a)	15,476	1,014,430
VIP Mid Cap Portfolio Investor Class (a)	8,571	278,550
VIP Value Portfolio Investor Class (a)	55,692	743,491
VIP Value Strategies Portfolio Investor Class (a)	24,767	358,379
TOTAL DOMESTIC EQUITY FUNDS
(Cost $4,876,344)		5,556,335

International Equity Funds - 11.7%
VIP Emerging Markets Portfolio Investor Class (a)	116,228	942,609
VIP Overseas Portfolio Investor Class (a)	75,379	1,433,700
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $2,377,379)		2,376,309

Bond Funds - 41.1%
VIP High Income Portfolio Investor Class (a)	154,333	760,864
VIP Investment Grade Bond Portfolio Investor Class (a)	620,111	7,639,773
TOTAL BOND FUNDS
(Cost $8,696,827)		8,400,637

Short-Term Funds - 20.0%
VIP Government Money Market Portfolio Investor Class 0.03% (a)(b)
(Cost $4,075,046)	4,075,046	4,075,046
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $20,025,596)		20,408,327
NET OTHER ASSETS (LIABILITIES) - 0.0%		2
NET ASSETS - 100%		$20,408,329

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
(VIP Government Money Market Portfolio Investor Class was formerly known as VIP Money Market Portfolio Investor Class)

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Investor Class	$1,116,660	$283,416	$328,266	$9,908	$974,344
VIP Emerging Markets Portfolio Investor Class	810,861	412,043	175,039	5,125	942,609
VIP Equity-Income Portfolio Investor Class	1,174,343	317,771	280,460	34,452	1,028,129
VIP Government Money Market Portfolio Investor Class 0.03%	3,600,088	1,435,031	960,074	442	4,075,046
VIP Growth & Income Portfolio Investor Class	1,339,140	326,589	392,707	25,154	1,159,012
VIP Growth Portfolio Investor Class	1,143,171	205,530	376,623	1,986	1,014,430
VIP High Income Portfolio Investor Class	858,976	202,519	216,299	54,507	760,864
VIP Investment Grade Bond Portfolio Investor Class	8,812,509	1,601,058	2,509,774	205,641	7,639,773
VIP Mid Cap Portfolio Investor Class	325,610	81,990	86,689	1,280	278,550
VIP Overseas Portfolio Investor Class	1,973,630	278,676	894,201	19,419	1,433,700
VIP Value Portfolio Investor Class	860,451	255,580	239,064	10,020	743,491
VIP Value Strategies Portfolio Investor Class	421,092	70,646	120,020	4,302	358,379
Total	$22,436,531	$5,470,849	$6,579,216	$372,236	$20,408,327

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2005 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (cost $20,025,596) — See accompanying schedule		$20,408,327
Receivable for investments sold		121
Total assets		20,408,448
Liabilities
Payable for fund shares redeemed	$119
Total liabilities		119
Net Assets		$20,408,329
Net Assets consist of:
Paid in capital		$19,816,237
Accumulated undistributed net realized gain (loss) on investments		209,361
Net unrealized appreciation (depreciation) on investments		382,731
Net Assets, for 1,892,279 shares outstanding		$20,408,329
Net Asset Value, offering price and redemption price per share ($20,408,329 ÷ 1,892,279 shares)		$10.79

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Income distributions from underlying funds		$372,236
Expenses
Independent trustees' compensation	$89
Total expenses before reductions	89
Expense reductions	(89)	–
Net investment income (loss)		372,236
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	(70,475)
Capital gain distributions from underlying funds	479,444
Total net realized gain (loss)		408,969
Change in net unrealized appreciation (depreciation) on underlying funds		(849,358)
Net gain (loss)		(440,389)
Net increase (decrease) in net assets resulting from operations		$(68,153)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$372,236	$366,134
Net realized gain (loss)	408,969	(11,550)
Change in net unrealized appreciation (depreciation)	(849,358)	521,801
Net increase (decrease) in net assets resulting from operations	(68,153)	876,385
Distributions to shareholders from net investment income	(374,953)	(363,292)
Distributions to shareholders from net realized gain	(46,350)	(246,466)
Total distributions	(421,303)	(609,758)
Share transactions
Proceeds from sales of shares	3,074,118	7,767,419
Reinvestment of distributions	421,303	609,758
Cost of shares redeemed	(5,034,163)	(5,119,195)
Net increase (decrease) in net assets resulting from share transactions	(1,538,742)	3,257,982
Total increase (decrease) in net assets	(2,028,198)	3,524,609
Net Assets
Beginning of period	22,436,527	18,911,918
End of period (including undistributed net investment income of $0 and undistributed net investment income of $2,843, respectively)	$20,408,329	$22,436,527
Other Information
Shares
Sold	274,716	700,374
Issued in reinvestment of distributions	38,848	55,338
Redeemed	(452,381)	(460,420)
Net increase (decrease)	(138,817)	295,292

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Investor Freedom 2005 Portfolio

		December 31,
Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$11.05	$10.90	$10.20	$9.60	$9.85
Income from Investment Operations
Net investment income (loss)A	.19	.19	.18	.19	.17
Net realized and unrealized gain (loss)	(.22)	.27	.81	.73	(.17)
Total from investment operations	(.03)	.46	.99	.92	–B
Distributions from net investment income	(.20)	(.18)	(.17)	(.16)	(.19)
Distributions from net realized gain	(.03)	(.14)	(.12)	(.16)	(.07)
Total distributions	(.23)	(.31)C	(.29)	(.32)	(.25)D
Net asset value, end of period	$10.79	$11.05	$10.90	$10.20	$9.60
Total ReturnE,F	(.31)%	4.25%	9.73%	9.61%	.02%
Ratios to Average Net AssetsG,H
Expenses before reductionsI	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.70%	1.71%	1.68%	1.87%	1.72%
Supplemental Data
Net assets, end of period (000 omitted)	$20,408	$22,437	$18,912	$14,096	$9,777
Portfolio turnover rateG	25%	30%	46%	33%	45%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.31 per share is comprised of distributions from net investment income of $.175 and distributions from net realized gain of $.135 per share.

 D Total distributions of $.25 per share is comprised of distributions from net investment income of $.185 and distributions from net realized gain of $.067 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Amounts do not include the activity of the Underlying Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

 I Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2010 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	5.8	5.9
VIP Equity-Income Portfolio Investor Class	6.2	6.2
VIP Growth & Income Portfolio Investor Class	7.0	7.1
VIP Growth Portfolio Investor Class	6.1	6.0
VIP Mid Cap Portfolio Investor Class	1.7	1.7
VIP Value Portfolio Investor Class	4.5	4.6
VIP Value Strategies Portfolio Investor Class	2.1	2.2
	33.4	33.7
International Equity Funds
VIP Emerging Markets Portfolio Investor Class	5.4	5.1
VIP Overseas Portfolio Investor Class	9.2	9.7
	14.6	14.8
Bond Funds
VIP High Income Portfolio Investor Class	3.7	4.0
VIP Investment Grade Bond Portfolio Investor Class	33.7	34.6
	37.4	38.6
Short-Term Funds
VIP Government Money Market Portfolio Investor Class 0.03%	14.6	12.9
Net Other Assets (Liabilities)
Net Other Assets	0.0	0.0
	100.0	100.0

VIP Government Money Market Portfolio Investor Class was formerly known as VIP Money Market Portfolio Investor Class

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	33.4%
International Equity Funds	14.6%
Bond Funds	37.4%
Short-Term Funds	14.6%

Six months ago
Domestic Equity Funds	33.7%
International Equity Funds	14.8%
Bond Funds	38.6%
Short-Term Funds	12.9%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Investor Freedom 2010 Portfolio℠

Investments December 31, 2015

Showing Percentage of Net Assets

Domestic Equity Funds - 33.4%
	Shares	Value
VIP Contrafund Portfolio Investor Class (a)	103,244	$3,486,556
VIP Equity-Income Portfolio Investor Class (a)	180,525	3,679,100
VIP Growth & Income Portfolio Investor Class (a)	220,424	4,148,377
VIP Growth Portfolio Investor Class (a)	55,355	3,628,546
VIP Mid Cap Portfolio Investor Class (a)	30,681	997,137
VIP Value Portfolio Investor Class (a)	199,339	2,661,176
VIP Value Strategies Portfolio Investor Class (a)	88,677	1,283,156
TOTAL DOMESTIC EQUITY FUNDS
(Cost $17,512,083)		19,884,048

International Equity Funds - 14.6%
VIP Emerging Markets Portfolio Investor Class (a)	396,800	3,218,047
VIP Overseas Portfolio Investor Class (a)	286,807	5,455,076
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $9,117,797)		8,673,123

Bond Funds - 37.4%
VIP High Income Portfolio Investor Class (a)	450,551	2,221,215
VIP Investment Grade Bond Portfolio Investor Class (a)	1,626,550	20,039,100
TOTAL BOND FUNDS
(Cost $23,059,409)		22,260,315

Short-Term Funds - 14.6%
VIP Government Money Market Portfolio Investor Class 0.03% (a)(b)
(Cost $8,651,848)	8,651,848	8,651,848
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $58,341,137)		59,469,334
NET OTHER ASSETS (LIABILITIES) - 0.0%		7
NET ASSETS - 100%		$59,469,341

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
(VIP Government Money Market Portfolio Investor Class was formerly known as VIP Money Market Portfolio Investor Class)

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Investor Class	$3,825,297	$736,965	$742,830	$34,829	$3,486,556
VIP Emerging Markets Portfolio Investor Class	2,763,005	1,206,815	389,826	17,188	3,218,047
VIP Equity-Income Portfolio Investor Class	4,017,342	871,906	577,342	121,066	3,679,100
VIP Government Money Market Portfolio Investor Class 0.03%	6,461,552	3,286,497	1,096,201	866	8,651,848
VIP Growth & Income Portfolio Investor Class	4,574,085	785,283	814,380	88,426	4,148,377
VIP Growth Portfolio Investor Class	3,888,196	497,787	907,361	6,985	3,628,546
VIP High Income Portfolio Investor Class	2,472,873	340,611	354,561	156,460	2,221,215
VIP Investment Grade Bond Portfolio Investor Class	22,012,267	3,085,215	4,377,642	529,739	20,039,100
VIP Mid Cap Portfolio Investor Class	1,122,098	244,344	224,390	4,504	997,137
VIP Overseas Portfolio Investor Class	6,781,699	696,609	2,259,946	72,645	5,455,076
VIP Value Portfolio Investor Class	2,968,890	725,799	568,442	35,231	2,661,176
VIP Value Strategies Portfolio Investor Class	1,452,122	182,143	302,486	15,131	1,283,156
Total	$62,339,426	$12,659,974	$12,615,407	$1,083,070	$59,469,334

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2010 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (cost $58,341,137) — See accompanying schedule		$59,469,334
Cash		6
Receivable for investments sold		5,933
Total assets		59,475,273
Liabilities
Payable for fund shares redeemed	$5,932
Total liabilities		5,932
Net Assets		$59,469,341
Net Assets consist of:
Paid in capital		$57,580,108
Undistributed net investment income		3,216
Accumulated undistributed net realized gain (loss) on investments		757,820
Net unrealized appreciation (depreciation) on investments		1,128,197
Net Assets, for 5,176,622 shares outstanding		$59,469,341
Net Asset Value, offering price and redemption price per share ($59,469,341 ÷ 5,176,622 shares)		$11.49

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Income distributions from underlying funds		$1,083,070
Expenses
Independent trustees' compensation	$250
Total expenses before reductions	250
Expense reductions	(250)	–
Net investment income (loss)		1,083,070
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	(403,459)
Capital gain distributions from underlying funds	1,622,240
Total net realized gain (loss)		1,218,781
Change in net unrealized appreciation (depreciation) on underlying funds		(2,511,202)
Net gain (loss)		(1,292,421)
Net increase (decrease) in net assets resulting from operations		$(209,351)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,083,070	$997,947
Net realized gain (loss)	1,218,781	190,944
Change in net unrealized appreciation (depreciation)	(2,511,202)	1,389,354
Net increase (decrease) in net assets resulting from operations	(209,351)	2,578,245
Distributions to shareholders from net investment income	(1,080,478)	(996,193)
Distributions to shareholders from net realized gain	(142,181)	(1,033,958)
Total distributions	(1,222,659)	(2,030,151)
Share transactions
Proceeds from sales of shares	5,286,344	10,603,953
Reinvestment of distributions	1,222,659	2,030,151
Cost of shares redeemed	(7,947,083)	(13,414,020)
Net increase (decrease) in net assets resulting from share transactions	(1,438,080)	(779,916)
Total increase (decrease) in net assets	(2,870,090)	(231,822)
Net Assets
Beginning of period	62,339,431	62,571,253
End of period (including undistributed net investment income of $3,216 and undistributed net investment income of $1,754, respectively)	$59,469,341	$62,339,431
Other Information
Shares
Sold	441,693	895,459
Issued in reinvestment of distributions	105,736	173,322
Redeemed	(668,798)	(1,144,278)
Net increase (decrease)	(121,369)	(75,497)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Investor Freedom 2010 Portfolio

		December 31,
Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$11.77	$11.64	$10.57	$9.77	$10.06
Income from Investment Operations
Net investment income (loss)A	.21	.20	.20	.20	.21
Net realized and unrealized gain (loss)	(.25)	.33	1.21	.95	(.24)
Total from investment operations	(.04)	.53	1.41	1.15	(.03)
Distributions from net investment income	(.21)	(.19)	(.20)	(.20)	(.21)
Distributions from net realized gain	(.03)	(.20)	(.14)	(.15)	(.04)
Total distributions	(.24)	(.40)B	(.34)	(.35)	(.26)C
Net asset value, end of period	$11.49	$11.77	$11.64	$10.57	$9.77
Total ReturnD,E	(.34)%	4.56%	13.41%	11.82%	(.35)%
Ratios to Average Net AssetsF,G
Expenses before reductionsH	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.76%	1.66%	1.76%	1.88%	2.02%
Supplemental Data
Net assets, end of period (000 omitted)	$59,469	$62,339	$62,571	$54,659	$51,167
Portfolio turnover rateF	21%	27%	23%	21%	24%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.40 per share is comprised of distributions from net investment income of $.192 and distributions from net realized gain of $.204 per share.

 C Total distributions of $.26 per share is comprised of distributions from net investment income of $.214 and distributions from net realized gain of $.041 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

 H Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2015 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	6.9	6.9
VIP Equity-Income Portfolio Investor Class	7.3	7.2
VIP Growth & Income Portfolio Investor Class	8.2	8.3
VIP Growth Portfolio Investor Class	7.2	7.1
VIP Mid Cap Portfolio Investor Class	2.0	2.0
VIP Value Portfolio Investor Class	5.3	5.3
VIP Value Strategies Portfolio Investor Class	2.5	2.6
	39.4	39.4
International Equity Funds
VIP Emerging Markets Portfolio Investor Class	6.0	5.7
VIP Overseas Portfolio Investor Class	11.2	11.6
	17.2	17.3
Bond Funds
VIP High Income Portfolio Investor Class	3.7	4.0
VIP Investment Grade Bond Portfolio Investor Class	30.3	31.4
	34.0	35.4
Short-Term Funds
VIP Government Money Market Portfolio Investor Class 0.03%	9.4	7.9
Net Other Assets (Liabilities)
Net Other Assets	0.0	0.0
	100.0	100.0

VIP Government Money Market Portfolio Investor Class was formerly known as VIP Money Market Portfolio Investor Class

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	39.4%
International Equity Funds	17.2%
Bond Funds	34.0%
Short-Term Funds	9.4%

Six months ago
Domestic Equity Funds	39.4%
International Equity Funds	17.3%
Bond Funds	35.4%
Short-Term Funds	7.9%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Investor Freedom 2015 Portfolio℠

Investments December 31, 2015

Showing Percentage of Net Assets

Domestic Equity Funds - 39.4%
	Shares	Value
VIP Contrafund Portfolio Investor Class (a)	195,835	$6,613,348
VIP Equity-Income Portfolio Investor Class (a)	342,407	6,978,262
VIP Growth & Income Portfolio Investor Class (a)	418,062	7,867,933
VIP Growth Portfolio Investor Class (a)	105,011	6,883,498
VIP Mid Cap Portfolio Investor Class (a)	58,191	1,891,221
VIP Value Portfolio Investor Class (a)	378,067	5,047,197
VIP Value Strategies Portfolio Investor Class (a)	168,171	2,433,435
TOTAL DOMESTIC EQUITY FUNDS
(Cost $32,335,363)		37,714,894

International Equity Funds - 17.2%
VIP Emerging Markets Portfolio Investor Class (a)	703,274	5,703,549
VIP Overseas Portfolio Investor Class (a)	565,197	10,750,051
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $16,499,563)		16,453,600

Bond Funds - 34.0%
VIP High Income Portfolio Investor Class (a)	726,411	3,581,208
VIP Investment Grade Bond Portfolio Investor Class (a)	2,352,201	28,979,120
TOTAL BOND FUNDS
(Cost $33,771,956)		32,560,328

Short-Term Funds - 9.4%
VIP Government Money Market Portfolio Investor Class 0.03% (a)(b)
(Cost $9,032,226)	9,032,226	9,032,226
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $91,639,108)		95,761,048
NET OTHER ASSETS (LIABILITIES) - 0.0%		(3)
NET ASSETS - 100%		$95,761,045

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
(VIP Government Money Market Portfolio Investor Class was formerly known as VIP Money Market Portfolio Investor Class)

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Investor Class	$7,162,928	$1,301,883	$1,217,444	$66,433	$6,613,348
VIP Emerging Markets Portfolio Investor Class	5,011,900	2,206,173	859,867	30,796	5,703,549
VIP Equity-Income Portfolio Investor Class	7,543,694	1,679,301	1,040,857	230,925	6,978,262
VIP Government Money Market Portfolio Investor Class 0.03%	6,075,547	4,090,458	1,133,778	869	9,032,226
VIP Growth & Income Portfolio Investor Class	8,604,648	1,613,393	1,596,075	168,689	7,867,933
VIP Growth Portfolio Investor Class	7,324,301	784,065	1,501,558	13,326	6,883,498
VIP High Income Portfolio Investor Class	4,031,513	541,555	604,486	253,783	3,581,208
VIP Investment Grade Bond Portfolio Investor Class	32,689,592	5,232,253	7,953,919	770,825	28,979,120
VIP Mid Cap Portfolio Investor Class	2,098,701	405,429	338,331	8,591	1,891,221
VIP Overseas Portfolio Investor Class	12,944,925	1,809,189	4,434,173	143,975	10,750,051
VIP Value Portfolio Investor Class	5,538,000	1,248,822	852,593	67,200	5,047,197
VIP Value Strategies Portfolio Investor Class	2,714,092	269,596	456,371	28,867	2,433,435
Total	$101,739,841	$21,182,117	$21,989,452	$1,784,279	$95,761,048

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2015 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (cost $91,639,108) — See accompanying schedule		$95,761,048
Receivable for investments sold		125,165
Total assets		95,886,213
Liabilities
Payable for fund shares redeemed	$125,168
Total liabilities		125,168
Net Assets		$95,761,045
Net Assets consist of:
Paid in capital		$89,801,440
Undistributed net investment income		6,610
Accumulated undistributed net realized gain (loss) on investments		1,831,055
Net unrealized appreciation (depreciation) on investments		4,121,940
Net Assets, for 8,444,259 shares outstanding		$95,761,045
Net Asset Value, offering price and redemption price per share ($95,761,045 ÷ 8,444,259 shares)		$11.34

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Income distributions from underlying funds		$1,784,279
Expenses
Independent trustees' compensation	$410
Total expenses before reductions	410
Expense reductions	(410)	–
Net investment income (loss)		1,784,279
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	(400,891)
Capital gain distributions from underlying funds	3,071,481
Total net realized gain (loss)		2,670,590
Change in net unrealized appreciation (depreciation) on underlying funds		(4,770,564)
Net gain (loss)		(2,099,974)
Net increase (decrease) in net assets resulting from operations		$(315,695)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,784,279	$1,663,852
Net realized gain (loss)	2,670,590	305,661
Change in net unrealized appreciation (depreciation)	(4,770,564)	2,532,868
Net increase (decrease) in net assets resulting from operations	(315,695)	4,502,381
Distributions to shareholders from net investment income	(1,779,697)	(1,659,964)
Distributions to shareholders from net realized gain	(306,141)	(1,575,500)
Total distributions	(2,085,838)	(3,235,464)
Share transactions
Proceeds from sales of shares	9,844,723	13,258,460
Reinvestment of distributions	2,085,838	3,235,463
Cost of shares redeemed	(15,507,818)	(13,242,070)
Net increase (decrease) in net assets resulting from share transactions	(3,577,257)	3,251,853
Total increase (decrease) in net assets	(5,978,790)	4,518,770
Net Assets
Beginning of period	101,739,835	97,221,065
End of period (including undistributed net investment income of $6,610 and undistributed net investment income of $2,361, respectively)	$95,761,045	$101,739,835
Other Information
Shares
Sold	831,807	1,142,192
Issued in reinvestment of distributions	182,435	279,268
Redeemed	(1,320,033)	(1,141,505)
Net increase (decrease)	(305,791)	279,955

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Investor Freedom 2015 Portfolio

		December 31,
Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$11.63	$11.48	$10.34	$9.55	$9.87
Income from Investment Operations
Net investment income (loss)A	.21	.19	.20	.21	.21
Net realized and unrealized gain (loss)	(.25)	.34	1.27	.94	(.24)
Total from investment operations	(.04)	.53	1.47	1.15	(.03)
Distributions from net investment income	(.22)	(.19)	(.20)	(.20)	(.21)
Distributions from net realized gain	(.04)	(.19)	(.13)	(.16)	(.08)
Total distributions	(.25)B	(.38)	(.33)	(.36)	(.29)
Net asset value, end of period	$11.34	$11.63	$11.48	$10.34	$9.55
Total ReturnC,D	(.34)%	4.65%	14.35%	12.10%	(.33)%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.77%	1.67%	1.86%	2.02%	2.07%
Supplemental Data
Net assets, end of period (000 omitted)	$95,761	$101,740	$97,221	$79,002	$67,804
Portfolio turnover rateE	21%	20%	21%	18%	30%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.25 per share is comprised of distributions from net investment income of $.215 and distributions from net realized gain of $.037 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

 G Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2020 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	7.7	7.6
VIP Equity-Income Portfolio Investor Class	8.1	8.0
VIP Growth & Income Portfolio Investor Class	9.1	9.2
VIP Growth Portfolio Investor Class	8.0	7.8
VIP Mid Cap Portfolio Investor Class	2.2	2.2
VIP Value Portfolio Investor Class	5.8	5.9
VIP Value Strategies Portfolio Investor Class	2.8	2.9
	43.7	43.6
International Equity Funds
VIP Emerging Markets Portfolio Investor Class	6.4	6.1
VIP Overseas Portfolio Investor Class	12.6	13.0
	19.0	19.1
Bond Funds
VIP High Income Portfolio Investor Class	3.7	4.0
VIP Investment Grade Bond Portfolio Investor Class	27.1	28.3
	30.8	32.3
Short-Term Funds
VIP Government Money Market Portfolio Investor Class 0.03%	6.5	5.0
Net Other Assets (Liabilities)
Net Other Assets	0.0	0.0
	100.0	100.0

VIP Government Money Market Portfolio Investor Class was formerly known as VIP Money Market Portfolio Investor Class

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	43.7%
International Equity Funds	19.0%
Bond Funds	30.8%
Short-Term Funds	6.5%

Six months ago
Domestic Equity Funds	43.6%
International Equity Funds	19.1%
Bond Funds	32.3%
Short-Term Funds	5.0%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Investor Freedom 2020 Portfolio℠

Investments December 31, 2015

Showing Percentage of Net Assets

Domestic Equity Funds - 43.7%
	Shares	Value
VIP Contrafund Portfolio Investor Class (a)	424,884	$14,348,330
VIP Equity-Income Portfolio Investor Class (a)	742,888	15,140,056
VIP Growth & Income Portfolio Investor Class (a)	907,087	17,071,374
VIP Growth Portfolio Investor Class (a)	227,813	14,933,171
VIP Mid Cap Portfolio Investor Class (a)	126,266	4,103,630
VIP Value Portfolio Investor Class (a)	820,341	10,951,556
VIP Value Strategies Portfolio Investor Class (a)	364,933	5,280,581
TOTAL DOMESTIC EQUITY FUNDS
(Cost $72,087,397)		81,828,698

International Equity Funds - 19.0%
VIP Emerging Markets Portfolio Investor Class (a)	1,471,042	11,930,150
VIP Overseas Portfolio Investor Class (a)	1,244,842	23,676,893
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $35,948,170)		35,607,043

Bond Funds - 30.8%
VIP High Income Portfolio Investor Class (a)	1,423,181	7,016,283
VIP Investment Grade Bond Portfolio Investor Class (a)	4,129,421	50,874,469
TOTAL BOND FUNDS
(Cost $60,444,264)		57,890,752

Short-Term Funds - 6.5%
VIP Government Money Market Portfolio Investor Class 0.03% (a)(b)
(Cost $12,111,836)	12,111,836	12,111,836
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $180,591,667)		187,438,329
NET OTHER ASSETS (LIABILITIES) - 0.0%		(4)
NET ASSETS - 100%		$187,438,325

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
(VIP Government Money Market Portfolio Investor Class was formerly known as VIP Money Market Portfolio Investor Class)

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Investor Class	$15,017,855	$2,765,607	$2,083,450	$142,987	$14,348,330
VIP Emerging Markets Portfolio Investor Class	10,297,245	4,019,990	1,003,501	63,847	11,930,150
VIP Equity-Income Portfolio Investor Class	15,777,775	3,525,445	1,594,266	496,900	15,140,056
VIP Government Money Market Portfolio Investor Class 0.03%	6,683,032	6,681,349	1,252,545	1,059	12,111,836
VIP Growth & Income Portfolio Investor Class	17,983,610	3,521,515	2,820,350	363,050	17,071,374
VIP Growth Portfolio Investor Class	15,263,910	1,735,798	2,651,212	28,690	14,933,171
VIP High Income Portfolio Investor Class	7,744,975	1,039,797	1,015,973	493,402	7,016,283
VIP Investment Grade Bond Portfolio Investor Class	54,382,224	8,727,202	10,466,431	1,341,106	50,874,469
VIP Mid Cap Portfolio Investor Class	4,414,121	856,068	580,851	18,499	4,103,630
VIP Overseas Portfolio Investor Class	26,870,793	2,731,992	6,745,572	314,689	23,676,893
VIP Value Portfolio Investor Class	11,621,708	2,736,391	1,503,332	144,652	10,951,556
VIP Value Strategies Portfolio Investor Class	5,707,236	561,522	775,622	62,152	5,280,581
Total	$191,764,484	$38,902,676	$32,493,105	$3,471,033	$187,438,329

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2020 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (cost $180,591,667) — See accompanying schedule		$187,438,329
Receivable for investments sold		90,175
Total assets		187,528,504
Liabilities
Payable for fund shares redeemed	$90,179
Total liabilities		90,179
Net Assets		$187,438,325
Net Assets consist of:
Paid in capital		$176,769,831
Undistributed net investment income		2,306
Accumulated undistributed net realized gain (loss) on investments		3,819,526
Net unrealized appreciation (depreciation) on investments		6,846,662
Net Assets, for 16,524,306 shares outstanding		$187,438,325
Net Asset Value, offering price and redemption price per share ($187,438,325 ÷ 16,524,306 shares)		$11.34

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Income distributions from underlying funds		$3,471,033
Expenses
Independent trustees' compensation	$788
Total expenses before reductions	788
Expense reductions	(788)	–
Net investment income (loss)		3,471,033
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	(1,120,800)
Capital gain distributions from underlying funds	6,489,200
Total net realized gain (loss)		5,368,400
Change in net unrealized appreciation (depreciation) on underlying funds		(9,614,929)
Net gain (loss)		(4,246,529)
Net increase (decrease) in net assets resulting from operations		$(775,496)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,471,033	$3,117,689
Net realized gain (loss)	5,368,400	584,331
Change in net unrealized appreciation (depreciation)	(9,614,929)	4,515,791
Net increase (decrease) in net assets resulting from operations	(775,496)	8,217,811
Distributions to shareholders from net investment income	(3,468,810)	(3,115,242)
Distributions to shareholders from net realized gain	(599,888)	(2,807,737)
Total distributions	(4,068,698)	(5,922,979)
Share transactions
Proceeds from sales of shares	16,584,508	34,925,299
Reinvestment of distributions	4,068,698	5,922,978
Cost of shares redeemed	(20,135,166)	(12,471,254)
Net increase (decrease) in net assets resulting from share transactions	518,040	28,377,023
Total increase (decrease) in net assets	(4,326,154)	30,671,855
Net Assets
Beginning of period	191,764,479	161,092,624
End of period (including undistributed net investment income of $2,306 and undistributed net investment income of $2,447, respectively)	$187,438,325	$191,764,479
Other Information
Shares
Sold	1,395,722	2,995,604
Issued in reinvestment of distributions	355,554	510,708
Redeemed	(1,713,983)	(1,064,875)
Net increase (decrease)	37,293	2,441,437

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Investor Freedom 2020 Portfolio

		December 31,
Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$11.63	$11.47	$10.20	$9.31	$9.68
Income from Investment Operations
Net investment income (loss)A	.21	.20	.20	.21	.21
Net realized and unrealized gain (loss)	(.25)	.34	1.42	1.02	(.32)
Total from investment operations	(.04)	.54	1.62	1.23	(.11)
Distributions from net investment income	(.21)	(.19)	(.20)	(.21)	(.21)
Distributions from net realized gain	(.04)	(.19)	(.15)	(.14)	(.05)
Total distributions	(.25)	(.38)	(.35)	(.34)B	(.26)
Net asset value, end of period	$11.34	$11.63	$11.47	$10.20	$9.31
Total ReturnC,D	(.35)%	4.75%	15.96%	13.30%	(1.11)%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.79%	1.74%	1.87%	2.13%	2.20%
Supplemental Data
Net assets, end of period (000 omitted)	$187,438	$191,764	$161,093	$123,726	$102,875
Portfolio turnover rateE	17%	13%	22%	18%	16%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.34 per share is comprised of distributions from net investment income of $.205 and distributions from net realized gain of $.137 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

 G Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2025 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	8.6	8.7
VIP Equity-Income Portfolio Investor Class	9.0	9.1
VIP Growth & Income Portfolio Investor Class	10.2	10.4
VIP Growth Portfolio Investor Class	8.9	8.9
VIP Mid Cap Portfolio Investor Class	2.4	2.5
VIP Value Portfolio Investor Class	6.5	6.7
VIP Value Strategies Portfolio Investor Class	3.2	3.2
	48.8	49.5
International Equity Funds
VIP Emerging Markets Portfolio Investor Class	6.8	6.6
VIP Overseas Portfolio Investor Class	14.4	15.0
	21.2	21.6
Bond Funds
VIP High Income Portfolio Investor Class	3.7	4.1
VIP Investment Grade Bond Portfolio Investor Class	23.0	22.8
	26.7	26.9
Short-Term Funds
VIP Government Money Market Portfolio Investor Class 0.03%	3.3	2.0
Net Other Assets (Liabilities)
Net Other Assets	0.0	0.0
	100.0	100.0

VIP Government Money Market Portfolio Investor Class was formerly known as VIP Money Market Portfolio Investor Class

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	48.8%
International Equity Funds	21.2%
Bond Funds	26.7%
Short-Term Funds	3.3%

Six months ago
Domestic Equity Funds	49.5%
International Equity Funds	21.6%
Bond Funds	26.9%
Short-Term Funds	2.0%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Investor Freedom 2025 Portfolio℠

Investments December 31, 2015

Showing Percentage of Net Assets

Domestic Equity Funds - 48.8%
	Shares	Value
VIP Contrafund Portfolio Investor Class (a)	395,388	$13,352,251
VIP Equity-Income Portfolio Investor Class (a)	691,537	14,093,525
VIP Growth & Income Portfolio Investor Class (a)	844,320	15,890,106
VIP Growth Portfolio Investor Class (a)	212,115	13,904,121
VIP Mid Cap Portfolio Investor Class (a)	117,530	3,819,714
VIP Value Portfolio Investor Class (a)	763,579	10,193,783
VIP Value Strategies Portfolio Investor Class (a)	339,632	4,914,472
TOTAL DOMESTIC EQUITY FUNDS
(Cost $65,539,931)		76,167,972

International Equity Funds - 21.2%
VIP Emerging Markets Portfolio Investor Class (a)	1,317,904	10,688,200
VIP Overseas Portfolio Investor Class (a)	1,183,232	22,505,080
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $32,511,388)		33,193,280

Bond Funds - 26.7%
VIP High Income Portfolio Investor Class (a)	1,187,257	5,853,178
VIP Investment Grade Bond Portfolio Investor Class (a)	2,910,020	35,851,441
TOTAL BOND FUNDS
(Cost $43,788,124)		41,704,619

Short-Term Funds - 3.3%
VIP Government Money Market Portfolio Investor Class 0.03% (a)(b)
(Cost $5,152,241)	5,152,241	5,152,241
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $146,991,684)		156,218,112
NET OTHER ASSETS (LIABILITIES) - 0.0%		1
NET ASSETS - 100%		$156,218,113

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
(VIP Government Money Market Portfolio Investor Class was formerly known as VIP Money Market Portfolio Investor Class)

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Investor Class	$12,445,871	$3,528,196	$1,451,300	$134,166	$13,352,251
VIP Emerging Markets Portfolio Investor Class	8,391,890	4,748,762	1,189,596	57,084	10,688,200
VIP Equity-Income Portfolio Investor Class	13,054,735	4,503,986	1,203,337	465,581	14,093,525
VIP Government Money Market Portfolio Investor Class 0.03%	1,769,091	3,782,728	399,577	373	5,152,241
VIP Growth & Income Portfolio Investor Class	14,901,512	4,341,661	1,901,478	340,648	15,890,106
VIP Growth Portfolio Investor Class	12,714,834	2,717,153	2,039,777	26,970	13,904,121
VIP High Income Portfolio Investor Class	5,683,544	1,722,021	892,643	413,125	5,853,178
VIP Investment Grade Bond Portfolio Investor Class	30,297,707	14,354,139	7,488,856	946,663	35,851,441
VIP Mid Cap Portfolio Investor Class	3,638,059	1,084,920	395,999	17,390	3,819,714
VIP Overseas Portfolio Investor Class	22,657,251	4,766,372	5,472,440	302,032	22,505,080
VIP Value Portfolio Investor Class	9,636,136	3,383,921	1,082,527	135,802	10,193,783
VIP Value Strategies Portfolio Investor Class	4,716,722	952,032	529,242	58,421	4,914,472
Total	$139,907,352	$49,885,891	$24,046,772	$2,898,255	$156,218,112

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2025 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (cost $146,991,684) — See accompanying schedule		$156,218,112
Receivable for fund shares sold		162,001
Total assets		156,380,113
Liabilities
Payable for investments purchased	$161,933
Payable for fund shares redeemed	67
Total liabilities		162,000
Net Assets		$156,218,113
Net Assets consist of:
Paid in capital		$143,413,670
Accumulated undistributed net realized gain (loss) on investments		3,578,015
Net unrealized appreciation (depreciation) on investments		9,226,428
Net Assets, for 12,978,161 shares outstanding		$156,218,113
Net Asset Value, offering price and redemption price per share ($156,218,113 ÷ 12,978,161 shares)		$12.04

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Income distributions from underlying funds		$2,898,255
Expenses
Independent trustees' compensation	$613
Total expenses before reductions	613
Expense reductions	(613)	–
Net investment income (loss)		2,898,255
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	(771,547)
Capital gain distributions from underlying funds	5,463,115
Total net realized gain (loss)		4,691,568
Change in net unrealized appreciation (depreciation) on underlying funds		(8,756,815)
Net gain (loss)		(4,065,247)
Net increase (decrease) in net assets resulting from operations		$(1,166,992)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,898,255	$2,207,383
Net realized gain (loss)	4,691,568	666,953
Change in net unrealized appreciation (depreciation)	(8,756,815)	3,437,611
Net increase (decrease) in net assets resulting from operations	(1,166,992)	6,311,947
Distributions to shareholders from net investment income	(2,895,777)	(2,209,226)
Distributions to shareholders from net realized gain	(552,053)	(2,227,137)
Total distributions	(3,447,830)	(4,436,363)
Share transactions
Proceeds from sales of shares	34,295,736	29,053,993
Reinvestment of distributions	3,447,830	4,436,363
Cost of shares redeemed	(16,817,984)	(9,865,585)
Net increase (decrease) in net assets resulting from share transactions	20,925,582	23,624,771
Total increase (decrease) in net assets	16,310,760	25,500,355
Net Assets
Beginning of period	139,907,353	114,406,998
End of period	$156,218,113	$139,907,353
Other Information
Shares
Sold	2,718,882	2,366,320
Issued in reinvestment of distributions	283,671	360,288
Redeemed	(1,356,599)	(801,217)
Net increase (decrease)	1,645,954	1,925,391

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Investor Freedom 2025 Portfolio

		December 31,
Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.35	$12.16	$10.45	$9.36	$9.83
Income from Investment Operations
Net investment income (loss)A	.24	.21	.24	.24	.22
Net realized and unrealized gain (loss)	(.28)	.40	1.83	1.16	(.44)
Total from investment operations	(.04)	.61	2.07	1.40	(.22)
Distributions from net investment income	(.23)	(.20)	(.21)	(.21)	(.21)
Distributions from net realized gain	(.04)	(.22)	(.15)	(.10)	(.04)
Total distributions	(.27)	(.42)	(.36)	(.31)	(.25)
Net asset value, end of period	$12.04	$12.35	$12.16	$10.45	$9.36
Total ReturnB,C	(.32)%	5.04%	19.95%	15.05%	(2.28)%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.89%	1.71%	2.09%	2.33%	2.26%
Supplemental Data
Net assets, end of period (000 omitted)	$156,218	$139,907	$114,407	$72,387	$52,278
Portfolio turnover rateD	16%	13%	15%	13%	15%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Amounts do not include the activity of the Underlying Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

 F Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2030 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	10.3	10.4
VIP Equity-Income Portfolio Investor Class	10.9	10.9
VIP Growth & Income Portfolio Investor Class	12.3	12.5
VIP Growth Portfolio Investor Class	10.7	10.6
VIP Mid Cap Portfolio Investor Class	2.9	3.0
VIP Value Portfolio Investor Class	7.9	8.0
VIP Value Strategies Portfolio Investor Class	3.8	3.9
	58.8	59.3
International Equity Funds
VIP Emerging Markets Portfolio Investor Class	7.8	7.6
VIP Overseas Portfolio Investor Class	17.8	18.2
	25.6	25.8
Bond Funds
VIP High Income Portfolio Investor Class	3.8	4.0
VIP Investment Grade Bond Portfolio Investor Class	10.5	9.6
	14.3	13.6
Short-Term Funds
VIP Government Money Market Portfolio Investor Class 0.03%	1.3	1.3
Net Other Assets (Liabilities)
Net Other Assets	0.0	0.0
	100.0	100.0

VIP Government Money Market Portfolio Investor Class was formerly known as VIP Money Market Portfolio Investor Class

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	58.8%
International Equity Funds	25.6%
Bond Funds	14.3%
Short-Term Funds	1.3%

Six months ago
Domestic Equity Funds	59.3%
International Equity Funds	25.8%
Bond Funds	13.6%
Short-Term Funds	1.3%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Investor Freedom 2030 Portfolio℠

Investments December 31, 2015

Showing Percentage of Net Assets

Domestic Equity Funds - 58.8%
	Shares	Value
VIP Contrafund Portfolio Investor Class (a)	441,657	$14,914,752
VIP Equity-Income Portfolio Investor Class (a)	772,218	15,737,798
VIP Growth & Income Portfolio Investor Class (a)	943,109	17,749,313
VIP Growth Portfolio Investor Class (a)	236,747	15,518,771
VIP Mid Cap Portfolio Investor Class (a)	131,283	4,266,706
VIP Value Portfolio Investor Class (a)	852,897	11,386,176
VIP Value Strategies Portfolio Investor Class (a)	379,411	5,490,080
TOTAL DOMESTIC EQUITY FUNDS
(Cost $76,660,701)		85,063,596

International Equity Funds - 25.6%
VIP Emerging Markets Portfolio Investor Class (a)	1,391,653	11,286,309
VIP Overseas Portfolio Investor Class (a)	1,355,855	25,788,371
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $37,176,940)		37,074,680

Bond Funds - 14.3%
VIP High Income Portfolio Investor Class (a)	1,101,572	5,430,752
VIP Investment Grade Bond Portfolio Investor Class (a)	1,234,380	15,207,568
TOTAL BOND FUNDS
(Cost $21,989,132)		20,638,320

Short-Term Funds - 1.3%
VIP Government Money Market Portfolio Investor Class 0.03% (a)(b)
(Cost $1,915,331)	1,915,331	1,915,331
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $137,742,104)		144,691,927
NET OTHER ASSETS (LIABILITIES) - 0.0%		0
NET ASSETS - 100%		$144,691,927

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
(VIP Government Money Market Portfolio Investor Class was formerly known as VIP Money Market Portfolio Investor Class)

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Investor Class	$13,926,089	$3,577,556	$1,276,629	$146,385	$14,914,752
VIP Emerging Markets Portfolio Investor Class	9,111,528	4,187,111	722,089	59,289	11,286,309
VIP Equity-Income Portfolio Investor Class	14,630,477	4,370,276	748,292	508,193	15,737,798
VIP Government Money Market Portfolio Investor Class 0.03%	6,530	2,237,687	328,886	154	1,915,331
VIP Growth & Income Portfolio Investor Class	16,686,385	4,285,143	1,627,253	371,664	17,749,313
VIP Growth Portfolio Investor Class	14,179,513	2,377,832	1,606,789	29,410	15,518,771
VIP High Income Portfolio Investor Class	5,270,926	1,379,469	630,470	375,075	5,430,752
VIP Investment Grade Bond Portfolio Investor Class	12,220,075	6,463,604	2,946,145	392,441	15,207,568
VIP Mid Cap Portfolio Investor Class	4,104,227	1,065,895	334,517	18,962	4,266,706
VIP Overseas Portfolio Investor Class	25,254,705	4,759,166	4,873,084	338,049	25,788,371
VIP Value Portfolio Investor Class	10,755,834	3,293,942	744,752	148,134	11,386,176
VIP Value Strategies Portfolio Investor Class	5,278,922	821,014	368,922	63,698	5,490,080
Total	$131,425,211	$38,818,695	$16,207,828	$2,451,454	$144,691,927

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Investor Freedom 2030 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (cost $137,742,104) — See accompanying schedule		$144,691,927
Receivable for fund shares sold		36,416
Total assets		144,728,343
Liabilities
Payable for investments purchased	$36,349
Payable for fund shares redeemed	67
Total liabilities		36,416
Net Assets		$144,691,927
Net Assets consist of:
Paid in capital		$133,295,917
Undistributed net investment income		3,295
Accumulated undistributed net realized gain (loss) on investments		4,442,892
Net unrealized appreciation (depreciation) on investments		6,949,823
Net Assets, for 12,385,099 shares outstanding		$144,691,927
Net Asset Value, offering price and redemption price per share ($144,691,927 ÷ 12,385,099 shares)		$11.68

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Income distributions from underlying funds		$2,451,454
Expenses
Independent trustees' compensation	$568
Total expenses before reductions	568
Expense reductions	(568)	–
Net investment income (loss)		2,451,454
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	(525,784)
Capital gain distributions from underlying funds	6,137,524
Total net realized gain (loss)		5,611,740
Change in net unrealized appreciation (depreciation) on underlying funds		(8,818,365)
Net gain (loss)		(3,206,625)
Net increase (decrease) in net assets resulting from operations		$(755,171)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,451,454	$1,960,549
Net realized gain (loss)	5,611,740	768,585
Change in net unrealized appreciation (depreciation)	(8,818,365)	3,205,313
Net increase (decrease) in net assets resulting from operations	(755,171)	5,934,447
Distributions to shareholders from net investment income	(2,448,159)	(1,957,068)
Distributions to shareholders from net realized gain	(636,185)	(2,273,757)
Total distributions	(3,084,344)	(4,230,825)
Share transactions
Proceeds from sales of shares	23,531,499	23,492,280
Reinvestment of distributions	3,084,344	4,230,825
Cost of shares redeemed	(9,509,608)	(9,158,880)
Net increase (decrease) in net assets resulting from share transactions	17,106,235	18,564,225
Total increase (decrease) in net assets	13,266,720	20,267,847
Net Assets
Beginning of period	131,425,207	111,157,360
End of period (including undistributed net investment income of $3,295 and undistributed net investment income of $0, respectively)	$144,691,927	$131,425,207
Other Information
Shares
Sold	1,925,216	1,968,586
Issued in reinvestment of distributions	260,745	354,225
Redeemed	(779,308)	(757,636)
Net increase (decrease)	1,406,653	1,565,175

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Investor Freedom 2030 Portfolio

		December 31,
Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$11.97	$11.81	$10.00	$8.92	$9.41
Income from Investment Operations
Net investment income (loss)A	.21	.19	.21	.22	.20
Net realized and unrealized gain (loss)	(.24)	.38	1.95	1.16	(.46)
Total from investment operations	(.03)	.57	2.16	1.38	(.26)
Distributions from net investment income	(.20)	(.18)	(.19)	(.21)	(.20)
Distributions from net realized gain	(.05)	(.22)	(.16)	(.09)	(.03)
Total distributions	(.26)B	(.41)C	(.35)	(.30)	(.23)
Net asset value, end of period	$11.68	$11.97	$11.81	$10.00	$8.92
Total ReturnD,E	(.32)%	4.83%	21.72%	15.50%	(2.78)%
Ratios to Average Net AssetsF,G
Expenses before reductionsH	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.73%	1.58%	1.94%	2.28%	2.16%
Supplemental Data
Net assets, end of period (000 omitted)	$144,692	$131,425	$111,157	$67,610	$51,478
Portfolio turnover rateF	12%	13%	27%	14%	14%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.26 per share is comprised of distributions from net investment income of $.202 and distributions from net realized gain of $.053 per share.

 C Total distributions of $.41 per share is comprised of distributions from net investment income of $.182 and distributions from net realized gain of $.224 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the underlying funds in which the Fund invests.

 H Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Investor Freedom Income Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio and VIP Investor Freedom 2030 Portfolio (the Funds) are funds of Variable Insurance Products Fund V (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. The Funds invest primarily in a combination of other VIP equity, bond, and short-term funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Although not included in each Fund's expenses, each Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
VIP Investor Freedom Income	$63,282,661	$2,532,227	$(1,783,485)	$748,742
VIP Investor Freedom 2005	20,119,892	976,140	(687,705)	288,435
VIP Investor Freedom 2010	58,669,669	3,291,616	(2,491,951)	799,665
VIP Investor Freedom 2015	92,214,468	7,276,445	(3,729,865)	3,546,580
VIP Investor Freedom 2020	181,519,014	14,183,131	(8,263,816)	5,919,315
VIP Investor Freedom 2025	148,138,138	14,736,408	(6,656,434)	8,079,974
VIP Investor Freedom 2030	138,537,089	13,061,761	(6,906,923)	6,154,838

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
VIP Investor Freedom Income	$3,928	$767,576	$748,742
VIP Investor Freedom 2005	–	303,658	288,435
VIP Investor Freedom 2010	3,216	1,086,351	799,665
VIP Investor Freedom 2015	6,610	2,406,416	3,546,580
VIP Investor Freedom 2020	2,307	4,746,872	5,919,315
VIP Investor Freedom 2025	–	4,724,469	8,079,974
VIP Investor Freedom 2030	7,814	5,233,357	6,154,838

The tax character of distributions paid was as follows:

December 31, 2015
Ordinary Income
VIP Investor Freedom Income	$1,209,681
VIP Investor Freedom 2005	421,303
VIP Investor Freedom 2010	1,222,659
VIP Investor Freedom 2015	2,085,838
VIP Investor Freedom 2020	4,068,698
VIP Investor Freedom 2025	3,447,830
VIP Investor Freedom 2030	3,084,344

December 31, 2014
	Ordinary Income	Long-term Capital Gains	Total
VIP Investor Freedom Income	$1,115,451	$459,808	$1,575,259
VIP Investor Freedom 2005	433,543	176,215	609,758
VIP Investor Freedom 2010	1,284,912	745,239	2,030,151
VIP Investor Freedom 2015	2,140,713	1,094,751	3,235,464
VIP Investor Freedom 2020	4,031,876	1,891,102	5,922,978
VIP Investor Freedom 2025	3,026,640	1,409,723	4,436,363
VIP Investor Freedom 2030	2,860,330	1,370,495	4,230,825

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, are noted in the table below.

	Purchases ($)	Redemptions ($)
VIP Investor Freedom Income	22,327,123	22,045,322
VIP Investor Freedom 2005	5,470,849	6,579,216
VIP Investor Freedom 2010	12,659,974	12,615,407
VIP Investor Freedom 2015	21,182,117	21,989,452
VIP Investor Freedom 2020	38,902,676	32,493,105
VIP Investor Freedom 2025	49,885,891	24,046,772
VIP Investor Freedom 2030	38,818,695	16,207,828

4. Fees and Other Transactions with Affiliates.

Management Fee. Effective October 1, 2015, FMR Co., Inc., an affiliate of Strategic Advisers, Inc. (SAI), replaced SAI as investment adviser to the Funds pursuant to a management contract between the Funds and FMR Co., Inc. The new contract does not impact the Funds' investment process, strategies or management fees. The Funds do not pay any fees for investment management related services.

Other Transactions. The investment adviser has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of each Fund. Pursuant to this agreement, FMR pays all expenses of each Fund, excluding compensation of the independent Trustees and certain other expenses such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of each Fund. The Funds do not pay any fees for these services.

5. Expense Reductions.

FMR voluntarily agreed to reimburse each Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement
VIP Investor Freedom Income	-%	$273
VIP Investor Freedom 2005	-%	$89
VIP Investor Freedom 2010	-%	$250
VIP Investor Freedom 2015	-%	$410
VIP Investor Freedom 2020	-%	$788
VIP Investor Freedom 2025	-%	$613
VIP Investor Freedom 2030	-%	$568

6. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and the Shareholders of VIP Investor Freedom Income Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio and VIP Investor Freedom 2030 Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Investor Freedom Income Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio and VIP Investor Freedom 2030 Portfolio (the Funds) each a fund of Variable Insurance Products Fund V at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 23, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  If the interests of a fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  FMRC has structured the funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FMRC, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Except for Elizabeth S. Acton, John Engler, and Geoffrey A. von Kuhn, each of the Trustees oversees 236 funds. Ms. Acton and Mr. Engler each oversees 228 funds. Mr. von Kuhn oversees 148 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Geoffrey A. von Kuhn (1951)

Year of Election or Appointment: 2015

Trustee

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2007

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity® funds (2008-2009).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2009

Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2014-present), FMR (investment adviser firm, 2014-present), and Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-present) and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Derek L. Young (1964)

Year of Election or Appointment: 2009

Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as an officer of other funds. He is a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of FIAM LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Trustee of certain funds (2012-2015), President of Strategic Advisers, Inc. (2011-2015), Chief Investment Officer of GAA (2009-2011), and as a portfolio manager.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
VIP Investor Freedom Income	- %
Actual		$1,000.00	$983.70	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
VIP Investor Freedom 2005	- %
Actual		$1,000.00	$978.90	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
VIP Investor Freedom 2010	- %
Actual		$1,000.00	$974.00	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
VIP Investor Freedom 2015	- %
Actual		$1,000.00	$970.50	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
VIP Investor Freedom 2020	- %
Actual		$1,000.00	$968.00	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
VIP Investor Freedom 2025	- %
Actual		$1,000.00	$965.30	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
VIP Investor Freedom 2030	- %
Actual		$1,000.00	$959.50	$-
Hypothetical-C		$1,000.00	$1,025.21	$-

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Funds in which each Fund invests are not included in each Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
VIP Investor Freedom Income Portfolio	02/12/2016	02/12/2016	$0.001	$0.132
VIP Investor Freedom 2005 Portfolio	02/12/2016	02/12/2016	$0.000	$0.166
VIP Investor Freedom 2010 Portfolio	02/12/2016	02/12/2016	$0.001	$0.210
VIP Investor Freedom 2015 Portfolio	02/12/2016	02/12/2016	$0.001	$0.291
VIP Investor Freedom 2020 Portfolio	02/12/2016	02/12/2016	$0.001	$0.290
VIP Investor Freedom 2025 Portfolio	02/12/2016	02/12/2016	$0.000	$0.376
VIP Investor Freedom 2030 Portfolio	02/12/2016	02/12/2016	$0.000	$0.426

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2015, or, if subsequently determined to be different, the net capital gain of such year.

Fund
VIP Investor Freedom Income Portfolio	$767,559
VIP Investor Freedom 2005 Portfolio	$310,320
VIP Investor Freedom 2010 Portfolio	$1,086,351
VIP Investor Freedom 2015 Portfolio	$2,406,416
VIP Investor Freedom 2020 Portfolio	$4,746,871
VIP Investor Freedom 2025 Portfolio	$4,724,852
VIP Investor Freedom 2030 Portfolio	$5,233,357

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:

VIP Investor Freedom Income Portfolio	2.47%
VIP Investor Freedom 2005 Portfolio	1.66%
VIP Investor Freedom 2010 Portfolio	1.35%
VIP Investor Freedom 2015 Portfolio	1.08%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends–received deduction for corporate shareholders:

Fund	February 2015	December 2015
VIP Investor Freedom Income Portfolio	10%	15%
VIP Investor Freedom 2005 Portfolio	10%	20%
VIP Investor Freedom 2010 Portfolio	18%	25%
VIP Investor Freedom 2015 Portfolio	24%	27%
VIP Investor Freedom 2020 Portfolio	18%	30%
VIP Investor Freedom 2025 Portfolio	12%	33%
VIP Investor Freedom 2030 Portfolio	12%	41%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
VIP Investor Freedom Income Portfolio	12/29/2015	$0.0096	$0.0012
VIP Investor Freedom 2005 Portfolio	12/29/2015	$0.0159	$0.0018
VIP Investor Freedom 2010 Portfolio	12/29/2015	$0.0212	$0.0024
VIP Investor Freedom 2015 Portfolio	12/29/2015	$0.0252	$0.0027
VIP Investor Freedom 2020 Portfolio	12/29/2015	$0.0278	$0.0030
VIP Investor Freedom 2025 Portfolio	12/29/2015	$0.0338	$0.0035
VIP Investor Freedom 2030 Portfolio	12/29/2015	$0.0389	$0.0040

Board Approval of Investment Advisory Contracts and Management Fees

VIP Investor Freedom Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the management and administration arrangements for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the contract arrangements throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of each fund's management and administration arrangements, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of each fund's management and administration arrangements. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of each fund's management and administration arrangements. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the management and administration arrangements. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2015 meeting, the Board unanimously determined to approve an amended and restated management contract (Advisory Contract) and administration agreement for each fund to reflect the fact that, effective October 1, 2015, FMR Co., Inc. (FMRC), an affiliate of Strategic Advisers, Inc. (Strategic Advisers) and Fidelity Management & Research Company (FMR), would assume the duties and rights of Strategic Advisers under the fund's then current management contract. The Board noted that, with the exception of the date, term, and entity name, the terms of each fund's management contract, including the lack of fees payable thereunder, would not change as a result of the approval of the Advisory Contract. The Board considered that FMRC would render the same services to the funds under the Advisory Contracts that Strategic Advisers rendered to the funds under the then current management contracts. The Board also considered that approval of the Advisory Contracts would not result in any changes to (i) the investment process or strategies employed in the management of the funds' assets; or (ii) the day-to-day management of the funds or the persons primarily responsible for such management. As a result, the Board considered that its prior experience with Strategic Advisers as investment adviser for the funds was relevant to its consideration of the Advisory Contracts.

In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Advisory Contract was in the best interests of each fund and its shareholders and that the fact that no fees are payable under the Advisory Contracts was fair and reasonable. The Board's decision to approve the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. In reaching its determination, the Board was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel that provide services to the funds, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which each fund invests. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the then current management contract (and to be performed under the Advisory Contract) and under separate agreements covering administration, transfer agency, and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history, and noted that the approval of the Advisory Contract for each fund would not result in any changes to the fund's investment strategy or the personnel responsible for providing advisory services to the fund.

The Board took into account discussions with representatives of the investment adviser about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the investment adviser the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses, including acquired fund fees and expenses, but after transaction costs, if any) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; the extent to which particular underlying funds affected performance; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the funds did not pay Strategic Advisers, and would not pay FMRC, a management fee for investment advisory services, and that each fund bears indirectly the fees and expenses, including the management fees, paid by the underlying Fidelity funds in which it invests. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

VIP Investor Freedom 2005 Portfolio

VIP Investor Freedom 2010 Portfolio

VIP Investor Freedom 2015 Portfolio

VIP Investor Freedom 2020 Portfolio

VIP Investor Freedom 2025 Portfolio

VIP Investor Freedom 2030 Portfolio

VIP Investor Freedom Income Portfolio

The Board noted that each fund's management fee rate of 0.00% ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board further noted that many peer funds pay fund-level expenses, including management fees, to which the funds are not subject.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures, and that while the funds do not pay a management fee, they indirectly bear a portion of the management fees paid by the Fidelity funds in which they invest, some of which are subject to the group fee. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered that the funds do not pay transfer agent fees. Instead, the applicable class of each underlying Fidelity fund bears its pro rata portion of each fund's transfer agent fee according to the percentage of each fund's assets invested in that underlying fund. The Board further noted that FMR pays all other expenses of each fund, with limited exceptions.

The Board noted that each fund's total expense ratio ranked below its competitive median for 2014.

In considering each fund's total expense ratio, the Board also considered an alternative competitive analysis that included both top level (i.e., direct) fund fees and acquired fund fees and expenses for the fund and the other funds in the mapped group. The Board noted that, under this alternative competitive analysis, each fund's total expense ratio ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the funds invest.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the approval of each fund's Advisory Contract because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions, economies of scale cannot be realized by the funds, but may be realized by the other Fidelity funds in which each fund invests, many of which may benefit from breakpoints under the group fee arrangement.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; and (x) the impact of money market reform on Fidelity's money market funds. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contract should be approved.

Proxy Voting Results

A special meeting of shareholders was held on May 12, 2015. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Elizabeth S. Acton
Affirmative	24,469,831,790.28	97.003
Withheld	756,086,184.43	2.997
TOTAL	25,225,917,974.71	100.000
John Engler
Affirmative	24,404,438,415.74	96.744
Withheld	821,479,558.97	3.256
TOTAL	25,225,917,974.71	100.000
Albert R. Gamper, Jr.
Affirmative	24,431,670,090.08	96.852
Withheld	794,247,884.63	3.148
TOTAL	25,225,917,974.71	100.000
Robert F. Gartland
Affirmative	24,472,637,370.54	97.014
Withheld	753,280,604.17	2.986
TOTAL	25,225,917,974.71	100.000
Abigail P. Johnson
Affirmative	24,442,024,432.82	96.893
Withheld	783,893,541.89	3.107
TOTAL	25,225,917,974.71	100.000
Arthur E. Johnson
Affirmative	24,444,583,833.78	96.903
Withheld	781,334,140.93	3.097
TOTAL	25,225,917,974.71	100.000
Michael E. Kenneally
Affirmative	24,475,874,452.78	97.027
Withheld	750,043,521.93	2.973
TOTAL	25,225,917,974.71	100.000
James H. Keyes
Affirmative	24,434,496,321.71	96.863
Withheld	791,421,653.00	3.137
TOTAL	25,225,917,974.71	100.000
Marie L. Knowles
Affirmative	24,446,177,909.79	96.909
Withheld	779,740,064.92	3.091
TOTAL	25,225,917,974.71	100.000
Geoffrey A. von Kuhn
Affirmative	24,444,403,935.60	96.902
Withheld	781,514,039.11	3.098
TOTAL	25,225,917,974.71	100.000
Proposal 1 reflects trust wide proposal and voting results.

VIPIFF-ANN-0216
1.814507.110

Fidelity® Variable Insurance Products: Freedom Funds - Income, 2005, 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050 Annual Report December 31, 2015

Contents

Management's Discussion of Fund Performance
VIP Freedom Income Portfolio℠
Investment Summary
Investments
Financial Statements
VIP Freedom 2005 Portfolio℠
Investment Summary
Investments
Financial Statements
VIP Freedom 2010 Portfolio℠
Investment Summary
Investments
Financial Statements
VIP Freedom 2015 Portfolio℠
Investment Summary
Investments
Financial Statements
VIP Freedom 2020 Portfolio℠
Investment Summary
Investments
Financial Statements
VIP Freedom 2025 Portfolio℠
Investment Summary
Investments
Financial Statements
VIP Freedom 2030 Portfolio℠
Investment Summary
Investments
Financial Statements
VIP Freedom 2035 Portfolio℠
Investment Summary
Investments
Financial Statements
VIP Freedom 2040 Portfolio℠
Investment Summary
Investments
Financial Statements
VIP Freedom 2045 Portfolio℠
Investment Summary
Investments
Financial Statements
VIP Freedom 2050 Portfolio℠
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

VIP Freedom Income Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	(0.34)%	3.40%	4.02%
Service Class	(0.42)%	3.30%	3.92%
Service Class 2	(0.57)%	3.13%	3.76%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom Income Portfolio℠ - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$14,837	VIP Freedom Income Portfolio℠ - Initial Class
$15,552	Barclays® U.S. Aggregate Bond Index

VIP Freedom 2005 Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	(0.25)%	4.62%	4.53%
Service Class	(0.35)%	4.51%	4.42%
Service Class 2	(0.49)%	4.37%	4.27%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2005 Portfolio℠ - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$15,568	VIP Freedom 2005 Portfolio℠ - Initial Class
$15,552	Barclays® U.S. Aggregate Bond Index

VIP Freedom 2010 Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	(0.29)%	5.70%	5.18%
Service Class	(0.31)%	5.61%	5.09%
Service Class 2	(0.53)%	5.45%	4.92%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2010 Portfolio℠ - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$16,576	VIP Freedom 2010 Portfolio℠ - Initial Class
$15,552	Barclays® U.S. Aggregate Bond Index

VIP Freedom 2015 Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	(0.33)%	5.95%	5.30%
Service Class	(0.44)%	5.85%	5.19%
Service Class 2	(0.51)%	5.71%	5.05%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2015 Portfolio℠ - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$16,757	VIP Freedom 2015 Portfolio℠ - Initial Class
$20,242	S&P 500® Index

VIP Freedom 2020 Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	(0.27)%	6.36%	5.27%
Service Class	(0.37)%	6.24%	5.16%
Service Class 2	(0.46)%	6.10%	5.01%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2020 Portfolio℠ - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$16,714	VIP Freedom 2020 Portfolio℠ - Initial Class
$20,242	S&P 500® Index

VIP Freedom 2025 Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	(0.18)%	7.23%	5.74%
Service Class	(0.36)%	7.10%	5.62%
Service Class 2	(0.50)%	6.96%	5.47%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2025 Portfolio℠ - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$17,468	VIP Freedom 2025 Portfolio℠ - Initial Class
$20,242	S&P 500® Index

VIP Freedom 2030 Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	(0.24)%	7.48%	5.52%
Service Class	(0.34)%	7.37%	5.42%
Service Class 2	(0.53)%	7.20%	5.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2030 Portfolio℠ - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$17,120	VIP Freedom 2030 Portfolio℠ - Initial Class
$20,242	S&P 500® Index

VIP Freedom 2035 Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Life of FundA
Initial Class	(0.31)%	7.93%	13.89%
Service Class	(0.40)%	7.83%	13.78%
Service Class 2	(0.51)%	7.68%	13.61%

 A From April 8, 2009

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2035 Portfolio℠ - Initial Class on April 8, 2009, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$24,003	VIP Freedom 2035 Portfolio℠ - Initial Class
$28,551	S&P 500® Index

VIP Freedom 2040 Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Life of FundA
Initial Class	(0.26)%	8.03%	14.09%
Service Class	(0.35)%	7.93%	13.98%
Service Class 2	(0.49)%	7.76%	13.81%

 A From April 8, 2009

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2040 Portfolio℠ - Initial Class on April 8, 2009, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$24,298	VIP Freedom 2040 Portfolio℠ - Initial Class
$28,551	S&P 500® Index

VIP Freedom 2045 Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Life of FundA
Initial Class	(0.26)%	8.16%	14.26%
Service Class	(0.37)%	8.05%	14.15%
Service Class 2	(0.53)%	7.88%	13.97%

 A From April 8, 2009

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2045 Portfolio℠ - Initial Class on April 8, 2009, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$24,544	VIP Freedom 2045 Portfolio℠ - Initial Class
$28,551	S&P 500® Index

VIP Freedom 2050 Portfolio℠

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Life of FundA
Initial Class	(0.29)%	8.16%	14.47%
Service Class	(0.38)%	8.05%	14.35%
Service Class 2	(0.58)%	7.89%	14.17%

 A From April 8, 2009

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2050 Portfolio℠ - Initial Class on April 8, 2009, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$24,840	VIP Freedom 2050 Portfolio℠ - Initial Class
$28,551	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  Largely buoyed by the U.S., developed-markets equities finished 2015 nearly flat overall, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The MSCI World Index returned -0.44% for the 12 months ending December 31, 2015. Modest gains in the first half of the year were quickly erased amid the late-summer rout, but stocks sharply reversed course in October, lifted by the U.S. Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Excess supply of oil and natural gas weighed on commodities, the year’s worst-performing asset class. Lower energy costs and improving wages drove consumer spending, though, helping retailers. Also, low interest rates and pent-up demand boosted global auto sales: December results sent annual totals past the previous record, set in 2000.

The broad Dow Jones U.S. Total Stock Market Index℠ gained 0.44% for the year. Large-cap stocks outpaced small-caps by a comfortable margin, with the S&P 500® and the Russell 2000® Index returning 1.38% and -4.41%, respectively. Meanwhile, non-U.S. developed-markets returned -3.04%, as measured by the MSCI World ex USA Index, and the MSCI Emerging Markets Index returned -14.60%, beset by numerous challenges, U.S.-dollar strengthening throughout the period not the least of them. Globally, growth- led value-oriented stocks across market-cap segments. Outside the U.S., large-caps lagged small-caps substantially.

Looking within the bellwether S&P 500®, the downtrodden energy (-21%), materials (-8%) and utilities (-5%) sectors weighed on the index. Health care (+7%) helped alleviate the pain, and investors’ preference for growth stocks braced technology (+6%), which also benefited from strong fundamentals and attractive relative valuations. This sector performance pattern was generally similar worldwide.

In fixed income, the Barclays® Global Aggregate GDP Weighted Index returned -3.90%, affected in part by the Fed’s first interest-rate hike since 2006. The investment-grade Barclays® U.S. Aggregate Bond Index returned 0.55%; The BofA Merrill Lynch℠ US High Yield Constrained Index, -4.61%. Energy- and commodity-related securities performed worst. U.S. Treasury Inflation-Protected Securities (TIPS) suffered amid stubbornly low inflation. Meanwhile, emerging-markets debt rebounded strongly in the fall, overcoming multiple threats including China’s economic slowdown and currency headwinds.

Comments from Co-Portfolio Managers Andrew Dierdorf and Brett Sumsion:  For the year, the share classes of each VIP Freedom Fund posted a slightly negative absolute return. On a relative basis, the longer-dated Funds outperformed their respective Composite index, whereas the shorter-dated Funds and Income Fund lagged slightly. (For specific Fund results, please refer to the performance section of this report.) Asset allocation decisions detracted overall, most notably an overweighting in the U.S. equity asset class and our underweighting of investment-grade bonds. Generally speaking, the Funds' non-U.S. equity investments added value overall by meaningfully outperforming the asset-class benchmark. In particular, VIP Overseas Portfolio, which seeks to own high-quality companies purchased at attractive prices that the manager believes can outperform the market over the long term, produced a solid gain. Similarly, VIP Emerging Markets Portfolio, despite its negative result, finished well ahead of its fund-level benchmark. Relative gains here were undermined largely by results from VIP Investment Grade Bond Portfolio, which emphasized corporate bonds and underweighted U.S. Treasuries; the Portfolio underperformed the Barclays® U.S. Aggregate Bond Index. Out-of-benchmark allocations to high-yield debt also hurt. Lastly, the Funds' U.S. equity allocation underperformed overall. Intra-asset allocation decisions – that is, weightings among underlying portfolios – detracted from results. Most notably VIP Growth & Income Portfolio, the Funds' largest U.S. equity holding, underperformed its benchmark the past year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Freedom Income Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	3.2	3.2
VIP Equity-Income Portfolio Initial Class	3.3	3.3
VIP Growth & Income Portfolio Initial Class	3.8	3.8
VIP Growth Portfolio Initial Class	3.3	3.2
VIP Mid Cap Portfolio Initial Class	0.9	0.9
VIP Value Portfolio Initial Class	2.4	2.4
VIP Value Strategies Portfolio Initial Class	1.2	1.2
	18.1	18.0
International Equity Funds
VIP Emerging Markets Portfolio Initial Class	3.6	3.1
VIP Overseas Portfolio Initial Class	3.8	4.5
	7.4	7.6
Bond Funds
VIP High Income Portfolio Initial Class	3.7	4.0
VIP Investment Grade Bond Portfolio Initial Class	42.4	43.4
	46.1	47.4
Short-Term Funds
VIP Government Money Market Portfolio Initial Class 0.05%	28.4	27.0
Net Other Assets (Liabilities)
Net Other Assets	0.0	0.0
	100.0	100.0

VIP Government Money Market Portfolio Initial Class was formerly known as VIP Money Market Portfolio Initial Class

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	18.1%
International Equity Funds	7.4%
Bond Funds	46.1%
Short-Term Funds	28.4%

Six months ago
Domestic Equity Funds	18.0%
International Equity Funds	7.6%
Bond Funds	47.4%
Short-Term Funds	27.0%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom Income Portfolio℠

Investments December 31, 2015

Showing Percentage of Net Assets

Domestic Equity Funds - 18.1%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	35,327	$1,198,299
VIP Equity-Income Portfolio Initial Class (a)	61,667	1,261,713
VIP Growth & Income Portfolio Initial Class (a)	75,344	1,422,495
VIP Growth Portfolio Initial Class (a)	18,933	1,244,836
VIP Mid Cap Portfolio Initial Class (a)	10,474	341,971
VIP Value Portfolio Initial Class (a)	68,268	912,060
VIP Value Strategies Portfolio Initial Class (a)	30,267	440,077
TOTAL DOMESTIC EQUITY FUNDS
(Cost $6,056,241)		6,821,451

International Equity Funds - 7.4%
VIP Emerging Markets Portfolio Initial Class (a)	166,207	1,352,923
VIP Overseas Portfolio Initial Class (a)	76,214	1,454,171
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $2,634,146)		2,807,094

Bond Funds - 46.1%
VIP High Income Portfolio Initial Class (a)	283,406	1,402,858
VIP Investment Grade Bond Portfolio Initial Class (a)	1,292,354	15,986,426
TOTAL BOND FUNDS
(Cost $17,962,935)		17,389,284

Short-Term Funds - 28.4%
VIP Government Money Market Portfolio Initial Class 0.05% (a)(b)
(Cost $10,734,197)	10,734,197	10,734,197
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $37,387,519)		37,752,026
NET OTHER ASSETS (LIABILITIES) - 0.0%		(3,589)
NET ASSETS - 100%		$37,748,437

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
(VIP Government Money Market Portfolio Initial Class was formerly known as VIP Money Market Portfolio Initial Class)

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Initial Class	$1,025,009	$767,187	$501,496	$12,844	$1,198,299
VIP Emerging Markets Portfolio Initial Class	807,469	1,045,266	360,518	8,171	1,352,923
VIP Equity-Income Portfolio Initial Class	1,077,800	840,883	468,967	42,363	1,261,713
VIP Government Money Market Portfolio Initial Class 0.05%	8,303,172	5,329,890	2,898,865	2,717	10,734,197
VIP Growth & Income Portfolio Initial Class	1,227,153	929,035	615,012	31,583	1,422,495
VIP Growth Portfolio Initial Class	1,046,244	697,225	549,722	3,258	1,244,836
VIP High Income Portfolio Initial Class	1,216,775	789,365	437,003	98,471	1,402,858
VIP Investment Grade Bond Portfolio Initial	14,539,867	7,160,958	5,153,315	424,979	15,986,426
VIP Mid Cap Portfolio Initial Class	299,455	217,648	133,512	1,818	341,971
VIP Overseas Portfolio Initial Class	1,720,288	1,054,936	1,369,955	20,531	1,454,171
VIP Value Portfolio Initial Class	791,331	647,061	376,463	12,831	912,060
VIP Value Strategies Portfolio Initial Class	386,476	253,384	180,038	5,492	440,077
Total	$32,441,039	$19,732,838	$13,044,866	$665,058	$37,752,026

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom Income Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (cost $37,387,519) — See accompanying schedule		$37,752,026
Receivable for investments sold		117,197
Receivable for fund shares sold		14,350
Total assets		37,883,573
Liabilities
Payable for investments purchased	$7,382
Payable for fund shares redeemed	124,164
Distribution and service plan fees payable	3,590
Total liabilities		135,136
Net Assets		$37,748,437
Net Assets consist of:
Paid in capital		$37,204,043
Accumulated undistributed net realized gain (loss) on investments		179,887
Net unrealized appreciation (depreciation) on investments		364,507
Net Assets		$37,748,437
Initial Class:
Net Asset Value, offering price and redemption price per share ($14,548,067 ÷ 1,349,494 shares)		$10.78
Service Class:
Net Asset Value, offering price and redemption price per share ($9,825,113 ÷ 911,434 shares)		$10.78
Service Class 2:
Net Asset Value, offering price and redemption price per share ($13,375,257 ÷ 1,245,332 shares)		$10.74

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Income distributions from underlying funds		$665,058
Expenses
Distribution and service plan fees	$39,039
Independent trustees' compensation	144
Total expenses before reductions	39,183
Expense reductions	(144)	39,039
Net investment income (loss)		626,019
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	(84,997)
Capital gain distributions from underlying funds	459,071
Total net realized gain (loss)		374,074
Change in net unrealized appreciation (depreciation) on underlying funds		(1,291,995)
Net gain (loss)		(917,921)
Net increase (decrease) in net assets resulting from operations		$(291,902)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$626,019	$474,069
Net realized gain (loss)	374,074	10,499
Change in net unrealized appreciation (depreciation)	(1,291,995)	612,129
Net increase (decrease) in net assets resulting from operations	(291,902)	1,096,697
Distributions to shareholders from net investment income	(637,437)	(463,895)
Distributions to shareholders from net realized gain	(50,115)	(268,988)
Total distributions	(687,552)	(732,883)
Share transactions - net increase (decrease)	6,289,229	3,065,906
Total increase (decrease) in net assets	5,309,775	3,429,720
Net Assets
Beginning of period	32,438,662	29,008,942
End of period (including undistributed net investment income of $0 and $10,174, respectively)	$37,748,437	$32,438,662

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom Income Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$11.03	$10.89	$10.57	$10.21	$10.27
Income from Investment Operations
Net investment income (loss)A	.21	.18	.18	.16	.19
Net realized and unrealized gain (loss)	(.25)	.23	.40	.50	(.02)
Total from investment operations	(.04)	.41	.58	.66	.17
Distributions from net investment income	(.20)	(.17)	(.17)	(.16)	(.19)
Distributions from net realized gain	(.02)	(.10)	(.10)	(.14)	(.04)
Total distributions	(.21)B	(.27)	(.26)C	(.30)	(.23)
Net asset value, end of period	$10.78	$11.03	$10.89	$10.57	$10.21
Total ReturnD,E	(.34)%	3.78%	5.55%	6.52%	1.63%
Ratios to Average Net AssetsF,G
Expenses before reductionsH	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.85%	1.62%	1.67%	1.55%	1.85%
Supplemental Data
Net assets, end of period (000 omitted)	$14,548	$17,386	$16,980	$14,184	$10,938
Portfolio turnover rateF	36%	32%	43%	43%	49%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.21 per share is comprised of distributions from net investment income of $.198 and distributions from net realized gain of $.015 per share.

 C Total distributions of $.26 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $.097 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 H Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom Income Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$11.03	$10.89	$10.58	$10.22	$10.28
Income from Investment Operations
Net investment income (loss)A	.19	.17	.17	.15	.18
Net realized and unrealized gain (loss)	(.24)	.23	.40	.50	(.02)
Total from investment operations	(.05)	.40	.57	.65	.16
Distributions from net investment income	(.19)	(.16)	(.16)	(.15)	(.18)
Distributions from net realized gain	(.02)	(.10)	(.10)	(.14)	(.04)
Total distributions	(.20)B	(.26)	(.26)	(.29)	(.22)
Net asset value, end of period	$10.78	$11.03	$10.89	$10.58	$10.22
Total ReturnC,D	(.42)%	3.69%	5.38%	6.42%	1.56%
Ratios to Average Net AssetsE,F
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.75%	1.52%	1.57%	1.45%	1.75%
Supplemental Data
Net assets, end of period (000 omitted)	$9,825	$6,193	$4,529	$2,467	$2,505
Portfolio turnover rateE	36%	32%	43%	43%	49%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.20 per share is comprised of distributions from net investment income of $.189 and distributions from net realized gain of $.015 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom Income Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.99	$10.85	$10.54	$10.18	$10.24
Income from Investment Operations
Net investment income (loss)A	.18	.15	.15	.14	.17
Net realized and unrealized gain (loss)	(.24)	.23	.40	.49	(.03)
Total from investment operations	(.06)	.38	.55	.63	.14
Distributions from net investment income	(.17)	(.14)	(.14)	(.13)	(.16)
Distributions from net realized gain	(.02)	(.10)	(.10)	(.14)	(.04)
Total distributions	(.19)	(.24)	(.24)	(.27)	(.20)
Net asset value, end of period	$10.74	$10.99	$10.85	$10.54	$10.18
Total ReturnB,C	(.57)%	3.54%	5.21%	6.26%	1.39%
Ratios to Average Net AssetsD,E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.60%	1.37%	1.42%	1.30%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$13,375	$8,860	$7,500	$6,495	$7,731
Portfolio turnover rateD	36%	32%	43%	43%	49%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Amounts do not include the activity of the Underlying Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2005 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	4.8	4.8
VIP Equity-Income Portfolio Initial Class	5.0	5.1
VIP Growth & Income Portfolio Initial Class	5.7	5.8
VIP Growth Portfolio Initial Class	5.0	5.0
VIP Mid Cap Portfolio Initial Class	1.4	1.4
VIP Value Portfolio Initial Class	3.6	3.7
VIP Value Strategies Portfolio Initial Class	1.7	1.8
	27.2	27.6
International Equity Funds
VIP Emerging Markets Portfolio Initial Class	4.6	4.3
VIP Overseas Portfolio Initial Class	7.1	7.7
	11.7	12.0
Bond Funds
VIP High Income Portfolio Initial Class	3.7	4.0
VIP Investment Grade Bond Portfolio Initial Class	37.4	38.3
	41.1	42.3
Short-Term Funds
VIP Government Money Market Portfolio Initial Class 0.05%	20.0	18.1
Net Other Assets (Liabilities)
Net Other Assets	0.0	0.0
	100.0	100.0

VIP Government Money Market Portfolio Initial Class was formerly known as VIP Money Market Portfolio Initial Class

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	27.2%
International Equity Funds	11.7%
Bond Funds	41.1%
Short-Term Funds	20.0%

Six months ago
Domestic Equity Funds	27.6%
International Equity Funds	12.0%
Bond Funds	42.3%
Short-Term Funds	18.1%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2005 Portfolio℠

Investments December 31, 2015

Showing Percentage of Net Assets

Domestic Equity Funds - 27.2%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	10,181	$345,345
VIP Equity-Income Portfolio Initial Class (a)	17,812	364,438
VIP Growth & Income Portfolio Initial Class (a)	21,759	410,815
VIP Growth Portfolio Initial Class (a)	5,469	359,571
VIP Mid Cap Portfolio Initial Class (a)	3,024	98,732
VIP Value Portfolio Initial Class (a)	19,716	263,408
VIP Value Strategies Portfolio Initial Class (a)	8,739	127,061
TOTAL DOMESTIC EQUITY FUNDS
(Cost $1,659,581)		1,969,370

International Equity Funds - 11.7%
VIP Emerging Markets Portfolio Initial Class (a)	41,038	334,048
VIP Overseas Portfolio Initial Class (a)	26,643	508,345
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $856,694)		842,393

Bond Funds - 41.1%
VIP High Income Portfolio Initial Class (a)	54,393	269,246
VIP Investment Grade Bond Portfolio Initial Class (a)	218,934	2,708,209
TOTAL BOND FUNDS
(Cost $3,080,150)		2,977,455

Short-Term Funds - 20.0%
VIP Government Money Market Portfolio Initial Class 0.05% (a)(b)
(Cost $1,444,116)	1,444,116	1,444,116
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $7,040,541)		7,233,334
NET OTHER ASSETS (LIABILITIES) - 0.0%		(51)
NET ASSETS - 100%		$7,233,283

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
(VIP Government Money Market Portfolio Initial Class was formerly known as VIP Money Market Portfolio Initial Class)

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Initial Class	$429,166	$104,416	$150,168	$3,797	$345,345
VIP Emerging Markets Portfolio Initial Class	302,225	164,733	91,084	2,128	334,048
VIP Equity-Income Portfolio Initial Class	451,699	115,364	131,533	12,575	364,438
VIP Government Money Market Portfolio Initial Class 0.05%	1,365,111	468,769	389,764	418	1,444,116
VIP Growth & Income Portfolio Initial Class	514,395	120,268	179,079	9,341	410,815
VIP Growth Portfolio Initial Class	435,099	79,717	171,218	957	359,571
VIP High Income Portfolio Initial Class	323,437	67,469	91,849	19,509	269,246
VIP Investment Grade Bond Portfolio Initial	3,352,792	477,419	1,029,660	74,108	2,708,209
VIP Mid Cap Portfolio Initial Class	126,267	30,009	41,302	535	98,732
VIP Overseas Portfolio Initial Class	737,266	127,477	384,397	7,301	508,345
VIP Value Portfolio Initial Class	332,265	90,738	109,804	3,785	263,408
VIP Value Strategies Portfolio Initial Class	163,932	20,681	52,567	1,614	127,061
Total	$8,533,654	$1,867,060	$2,822,425	$136,068	$7,233,334

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2005 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (cost $7,040,541) — See accompanying schedule		$7,233,334
Receivable for investments sold		27
Receivable for fund shares sold		1,038
Total assets		7,234,399
Liabilities
Payable for investments purchased	$1,029
Payable for fund shares redeemed	28
Distribution and service plan fees payable	59
Total liabilities		1,116
Net Assets		$7,233,283
Net Assets consist of:
Paid in capital		$7,015,798
Accumulated undistributed net realized gain (loss) on investments		24,692
Net unrealized appreciation (depreciation) on investments		192,793
Net Assets		$7,233,283
Initial Class:
Net Asset Value, offering price and redemption price per share ($6,656,876 ÷ 589,466 shares)		$11.29
Service Class:
Net Asset Value, offering price and redemption price per share ($483,974 ÷ 42,601 shares)		$11.36
Service Class 2:
Net Asset Value, offering price and redemption price per share ($92,433 ÷ 8,194 shares)		$11.28

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Income distributions from underlying funds		$136,068
Expenses
Distribution and service plan fees	$677
Independent trustees' compensation	34
Total expenses before reductions	711
Expense reductions	(34)	677
Net investment income (loss)		135,391
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	(42,764)
Capital gain distributions from underlying funds	183,169
Total net realized gain (loss)		140,405
Change in net unrealized appreciation (depreciation) on underlying funds		(302,191)
Net gain (loss)		(161,786)
Net increase (decrease) in net assets resulting from operations		$(26,395)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$135,391	$136,009
Net realized gain (loss)	140,405	7,133
Change in net unrealized appreciation (depreciation)	(302,191)	198,304
Net increase (decrease) in net assets resulting from operations	(26,395)	341,446
Distributions to shareholders from net investment income	(135,627)	(135,563)
Distributions to shareholders from net realized gain	(15,795)	(75,085)
Total distributions	(151,422)	(210,648)
Share transactions - net increase (decrease)	(1,122,509)	1,030,173
Total increase (decrease) in net assets	(1,300,326)	1,160,971
Net Assets
Beginning of period	8,533,609	7,372,638
End of period (including undistributed net investment income of $0 and $445, respectively)	$7,233,283	$8,533,609

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom 2005 Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$11.56	$11.37	$10.56	$9.86	$10.07
Income from Investment Operations
Net investment income (loss)A	.19	.20	.17	.18	.22
Net realized and unrealized gain (loss)	(.22)	.29	.86	.76	(.20)
Total from investment operations	(.03)	.49	1.03	.94	.02
Distributions from net investment income	(.22)	(.19)	(.18)	(.17)	(.19)
Distributions from net realized gain	(.03)	(.11)	(.04)	(.07)	(.04)
Total distributions	(.24)B	(.30)	(.22)	(.24)	(.23)
Net asset value, end of period	$11.29	$11.56	$11.37	$10.56	$9.86
Total ReturnC,D	(.25)%	4.30%	9.74%	9.57%	.18%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.64%	1.71%	1.57%	1.72%	2.17%
Supplemental Data
Net assets, end of period (000 omitted)	$6,657	$8,047	$7,145	$5,971	$5,224
Portfolio turnover rateE	23%	21%	54%	30%	54%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.24 per share is comprised of distributions from net investment income of $.217 and distributions from net realized gain of $.025 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 G Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom 2005 Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$11.63	$11.44	$10.57	$9.86	$10.08
Income from Investment Operations
Net investment income (loss)A	.18	.19	.16	.17	.21
Net realized and unrealized gain (loss)	(.22)	.29	.85	.77	(.21)
Total from investment operations	(.04)	.48	1.01	.94	–B
Distributions from net investment income	(.21)	(.18)	(.11)	(.16)	(.18)
Distributions from net realized gain	(.03)	(.11)	(.04)	(.07)	(.04)
Total distributions	(.23)C	(.29)	(.14)D	(.23)	(.22)
Net asset value, end of period	$11.36	$11.63	$11.44	$10.57	$9.86
Total ReturnE,F	(.35)%	4.18%	9.60%	9.59%	(.04)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.54%	1.61%	1.47%	1.62%	2.07%
Supplemental Data
Net assets, end of period (000 omitted)	$484	$408	$125	$177	$95
Portfolio turnover rateG	23%	21%	54%	30%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.23 per share is comprised of distributions from net investment income of $.206 and distributions from net realized gain of $.025 per share.

 D Total distributions of $.14 per share is comprised of distributions from net investment income of $.107 and distributions from net realized gain of $.037 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Amounts do not include the activity of the Underlying Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom 2005 Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$11.55	$11.36	$10.55	$9.85	$10.08
Income from Investment Operations
Net investment income (loss)A	.16	.17	.15	.15	.19
Net realized and unrealized gain (loss)	(.21)	.29	.85	.77	(.20)
Total from investment operations	(.05)	.46	1.00	.92	(.01)
Distributions from net investment income	(.19)	(.16)	(.15)	(.15)	(.18)
Distributions from net realized gain	(.03)	(.11)	(.04)	(.07)	(.04)
Total distributions	(.22)	(.27)	(.19)	(.22)	(.22)
Net asset value, end of period	$11.28	$11.55	$11.36	$10.55	$9.85
Total ReturnB,C	(.49)%	4.04%	9.46%	9.35%	(.09)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.39%	1.46%	1.31%	1.48%	1.92%
Supplemental Data
Net assets, end of period (000 omitted)	$92	$79	$102	$251	$226
Portfolio turnover rateD	23%	21%	54%	30%	54%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Amounts do not include the activity of the Underlying Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2010 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	5.8	5.9
VIP Equity-Income Portfolio Initial Class	6.2	6.2
VIP Growth & Income Portfolio Initial Class	7.0	7.1
VIP Growth Portfolio Initial Class	6.1	6.0
VIP Mid Cap Portfolio Initial Class	1.7	1.7
VIP Value Portfolio Initial Class	4.5	4.6
VIP Value Strategies Portfolio Initial Class	2.1	2.2
	33.4	33.7
International Equity Funds
VIP Emerging Markets Portfolio Initial Class	5.4	5.1
VIP Overseas Portfolio Initial Class	9.2	9.7
	14.6	14.8
Bond Funds
VIP High Income Portfolio Initial Class	3.7	4.0
VIP Investment Grade Bond Portfolio Initial Class	33.7	34.7
	37.4	38.7
Short-Term Funds
VIP Government Money Market Portfolio Initial Class 0.05%	14.6	12.8
Net Other Assets (Liabilities)
Net Other Assets	0.0	0.0
	100.0	100.0

VIP Government Money Market Portfolio Initial Class was formerly known as VIP Money Market Portfolio Initial Class

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	33.4%
International Equity Funds	14.6%
Bond Funds	37.4%
Short-Term Funds	14.6%

Six months ago
Domestic Equity Funds	33.7%
International Equity Funds	14.8%
Bond Funds	38.7%
Short-Term Funds	12.8%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2010 Portfolio℠

Investments December 31, 2015

Showing Percentage of Net Assets

Domestic Equity Funds - 33.4%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	506,115	$17,167,420
VIP Equity-Income Portfolio Initial Class (a)	885,313	18,113,503
VIP Growth & Income Portfolio Initial Class (a)	1,081,830	20,424,953
VIP Growth Portfolio Initial Class (a)	271,768	17,868,742
VIP Mid Cap Portfolio Initial Class (a)	150,398	4,910,483
VIP Value Portfolio Initial Class (a)	980,276	13,096,481
VIP Value Strategies Portfolio Initial Class (a)	434,658	6,319,924
TOTAL DOMESTIC EQUITY FUNDS
(Cost $77,247,210)		97,901,506

International Equity Funds - 14.6%
VIP Emerging Markets Portfolio Initial Class (a)	1,945,880	15,839,466
VIP Overseas Portfolio Initial Class (a)	1,408,254	26,869,493
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $40,477,577)		42,708,959

Bond Funds - 37.4%
VIP High Income Portfolio Initial Class (a)	2,206,700	10,923,164
VIP Investment Grade Bond Portfolio Initial Class (a)	7,979,378	98,704,908
TOTAL BOND FUNDS
(Cost $113,767,085)		109,628,072

Short-Term Funds - 14.6%
VIP Government Money Market Portfolio Initial Class 0.05% (a)(b)
(Cost $42,599,519)	42,599,519	42,599,519
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $274,091,391)		292,838,056
NET OTHER ASSETS (LIABILITIES) - 0.0%		(51,643)
NET ASSETS - 100%		$292,786,413

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
(VIP Government Money Market Portfolio Initial Class was formerly known as VIP Money Market Portfolio Initial Class)

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Initial Class	$17,993,230	$3,899,270	$3,175,740	$183,135	$17,167,420
VIP Emerging Markets Portfolio Initial Class	12,818,859	6,169,555	1,441,039	97,174	15,839,466
VIP Equity-Income Portfolio Initial Class	18,925,465	4,798,520	2,615,305	605,367	18,113,503
VIP Government Money Market Portfolio Initial Class 0.05%	31,056,485	15,735,769	4,192,734	10,283	42,599,519
VIP Growth & Income Portfolio Initial Class	21,568,420	4,991,840	4,288,607	450,407	20,424,953
VIP Growth Portfolio Initial Class	18,380,527	2,614,395	3,866,382	46,296	17,868,742
VIP High Income Portfolio Initial Class	11,488,205	1,834,809	1,222,287	765,671	10,923,164
VIP Investment Grade Bond Portfolio Initial	105,330,703	16,498,747	19,879,524	2,614,798	98,704,908
VIP Mid Cap Portfolio Initial Class	5,333,273	1,212,784	948,769	25,842	4,910,483
VIP Overseas Portfolio Initial Class	32,101,367	4,875,359	11,200,990	375,585	26,869,493
VIP Value Portfolio Initial Class	13,926,397	3,710,141	2,303,530	182,752	13,096,481
VIP Value Strategies Portfolio Initial Class	6,856,342	893,542	1,197,338	78,065	6,319,924
Total	$295,779,273	$67,234,731	$56,332,245	$5,435,375	$292,838,056

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2010 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (cost $274,091,391) — See accompanying schedule		$292,838,056
Cash		3
Receivable for investments sold		16,893
Receivable for fund shares sold		6,136
Total assets		292,861,088
Liabilities
Payable for fund shares redeemed	$23,027
Distribution and service plan fees payable	51,648
Total liabilities		74,675
Net Assets		$292,786,413
Net Assets consist of:
Paid in capital		$268,977,792
Undistributed net investment income		1,103
Accumulated undistributed net realized gain (loss) on investments		5,060,853
Net unrealized appreciation (depreciation) on investments		18,746,665
Net Assets		$292,786,413
Initial Class:
Net Asset Value, offering price and redemption price per share ($31,047,510 ÷ 2,554,750 shares)		$12.15
Service Class:
Net Asset Value, offering price and redemption price per share ($23,769,506 ÷ 1,958,000 shares)		$12.14
Service Class 2:
Net Asset Value, offering price and redemption price per share ($237,969,397 ÷ 19,692,026 shares)		$12.08

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Income distributions from underlying funds		$5,435,375
Expenses
Distribution and service plan fees	$613,070
Independent trustees' compensation	1,198
Total expenses before reductions	614,268
Expense reductions	(1,198)	613,070
Net investment income (loss)		4,822,305
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	(761,816)
Capital gain distributions from underlying funds	7,710,260
Total net realized gain (loss)		6,948,444
Change in net unrealized appreciation (depreciation) on underlying funds		(13,081,892)
Net gain (loss)		(6,133,448)
Net increase (decrease) in net assets resulting from operations		$(1,311,143)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,822,305	$4,276,913
Net realized gain (loss)	6,948,444	1,022,409
Change in net unrealized appreciation (depreciation)	(13,081,892)	6,948,502
Net increase (decrease) in net assets resulting from operations	(1,311,143)	12,247,824
Distributions to shareholders from net investment income	(4,856,161)	(4,247,245)
Distributions to shareholders from net realized gain	(854,192)	(4,532,892)
Total distributions	(5,710,353)	(8,780,137)
Share transactions - net increase (decrease)	4,077,539	11,313,204
Total increase (decrease) in net assets	(2,943,957)	14,780,891
Net Assets
Beginning of period	295,730,370	280,949,479
End of period (including undistributed net investment income of $1,103 and undistributed net investment income of $34,959, respectively)	$292,786,413	$295,730,370

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom 2010 Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.45	$12.30	$11.15	$10.31	$10.61
Income from Investment Operations
Net investment income (loss)A	.23	.21	.22	.23	.24
Net realized and unrealized gain (loss)	(.26)	.34	1.27	.98	(.26)
Total from investment operations	(.03)	.55	1.49	1.21	(.02)
Distributions from net investment income	(.23)	(.21)	(.21)	(.21)	(.23)
Distributions from net realized gain	(.04)	(.20)	(.14)	(.16)	(.06)
Total distributions	(.27)	(.40)B	(.34)C	(.37)	(.28)D
Net asset value, end of period	$12.15	$12.45	$12.30	$11.15	$10.31
Total ReturnE,F	(.29)%	4.53%	13.49%	11.78%	(.19)%
Ratios to Average Net AssetsG,H
Expenses before reductionsI	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.84%	1.67%	1.83%	2.07%	2.27%
Supplemental Data
Net assets, end of period (000 omitted)	$31,048	$43,381	$44,430	$27,416	$22,338
Portfolio turnover rateG	19%	19%	19%	18%	17%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.40 per share is comprised of distributions from net investment income of $.206 and distributions from net realized gain of $.196 per share.

 C Total distributions of $.34 per share is comprised of distributions from net investment income of $.205 and distributions from net realized gain of $.139 per share.

 D Total distributions of $.28 per share is comprised of distributions from net investment income of $.225 and distributions from net realized gain of $.055 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Amounts do not include the activity of the Underlying Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 I Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom 2010 Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.43	$12.29	$11.14	$10.30	$10.60
Income from Investment Operations
Net investment income (loss)A	.22	.20	.20	.22	.23
Net realized and unrealized gain (loss)	(.26)	.33	1.28	.98	(.26)
Total from investment operations	(.04)	.53	1.48	1.20	(.03)
Distributions from net investment income	(.22)	(.19)	(.19)	(.20)	(.22)
Distributions from net realized gain	(.04)	(.20)	(.14)	(.16)	(.06)
Total distributions	(.25)B	(.39)	(.33)	(.36)	(.27)C
Net asset value, end of period	$12.14	$12.43	$12.29	$11.14	$10.30
Total ReturnD,E	(.31)%	4.35%	13.39%	11.69%	(.28)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.74%	1.57%	1.73%	1.97%	2.17%
Supplemental Data
Net assets, end of period (000 omitted)	$23,770	$28,049	$27,143	$23,896	$20,927
Portfolio turnover rateF	19%	19%	19%	18%	17%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.25 per share is comprised of distributions from net investment income of $.217and distributions from net realized gain of $.036 per share.

 C Total distributions of $.27 per share is comprised of distributions from net investment income of $.215 and distributions from net realized gain of $.055 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom 2010 Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.38	$12.24	$11.10	$10.26	$10.56
Income from Investment Operations
Net investment income (loss)A	.20	.18	.19	.20	.22
Net realized and unrealized gain (loss)	(.26)	.33	1.27	.98	(.26)
Total from investment operations	(.06)	.51	1.46	1.18	(.04)
Distributions from net investment income	(.20)	(.18)	(.18)	(.19)	(.20)
Distributions from net realized gain	(.04)	(.20)	(.14)	(.16)	(.06)
Total distributions	(.24)	(.37)B	(.32)	(.34)C	(.26)
Net asset value, end of period	$12.08	$12.38	$12.24	$11.10	$10.26
Total ReturnD,E	(.53)%	4.21%	13.20%	11.58%	(.43)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.59%	1.42%	1.58%	1.82%	2.02%
Supplemental Data
Net assets, end of period (000 omitted)	$237,969	$224,300	$209,377	$167,502	$136,353
Portfolio turnover rateF	19%	19%	19%	18%	17%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.37 per share is comprised of distributions from net investment income of $.175 and distributions from net realized gain of $.196 per share.

 C Total distributions of $.34 per share is comprised of distributions from net investment income of $.186 and distributions from net realized gain of $.157 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2015 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	6.9	6.9
VIP Equity-Income Portfolio Initial Class	7.3	7.2
VIP Growth & Income Portfolio Initial Class	8.2	8.3
VIP Growth Portfolio Initial Class	7.2	7.1
VIP Mid Cap Portfolio Initial Class	2.0	2.0
VIP Value Portfolio Initial Class	5.3	5.3
VIP Value Strategies Portfolio Initial Class	2.5	2.6
	39.4	39.4
International Equity Funds
VIP Emerging Markets Portfolio Initial Class	6.0	5.7
VIP Overseas Portfolio Initial Class	11.2	11.6
	17.2	17.3
Bond Funds
VIP High Income Portfolio Initial Class	3.7	4.0
VIP Investment Grade Bond Portfolio Initial Class	30.3	31.4
	34.0	35.4
Short-Term Funds
VIP Government Money Market Portfolio Initial Class 0.05%	9.4	7.9
Net Other Assets (Liabilities)
Net Other Assets	0.0	0.0
	100.0	100.0

VIP Government Money Market Portfolio Initial Class was formerly known as VIP Money Market Portfolio Initial Class

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	39.4%
International Equity Funds	17.2%
Bond Funds	34.0%
Short-Term Funds	9.4%

Six months ago
Domestic Equity Funds	39.4%
International Equity Funds	17.3%
Bond Funds	35.4%
Short-Term Funds	7.9%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2015 Portfolio℠

Investments December 31, 2015

Showing Percentage of Net Assets

Domestic Equity Funds - 39.4%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	222,794	$7,557,166
VIP Equity-Income Portfolio Initial Class (a)	389,736	7,973,999
VIP Growth & Income Portfolio Initial Class (a)	476,301	8,992,564
VIP Growth Portfolio Initial Class (a)	119,610	7,864,375
VIP Mid Cap Portfolio Initial Class (a)	66,217	2,162,001
VIP Value Portfolio Initial Class (a)	431,584	5,765,964
VIP Value Strategies Portfolio Initial Class (a)	191,385	2,782,739
TOTAL DOMESTIC EQUITY FUNDS
(Cost $31,478,373)		43,098,808

International Equity Funds - 17.2%
VIP Emerging Markets Portfolio Initial Class (a)	800,663	6,517,393
VIP Overseas Portfolio Initial Class (a)	643,932	12,286,227
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $17,573,573)		18,803,620

Bond Funds - 34.0%
VIP High Income Portfolio Initial Class (a)	825,708	4,087,254
VIP Investment Grade Bond Portfolio Initial Class (a)	2,677,018	33,114,714
TOTAL BOND FUNDS
(Cost $38,076,507)		37,201,968

Short-Term Funds - 9.4%
VIP Government Money Market Portfolio Initial Class 0.05% (a)(b)
(Cost $10,316,981)	10,316,981	10,316,981
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $97,445,434)		109,421,377
NET OTHER ASSETS (LIABILITIES) - 0.0%		(13,280)
NET ASSETS - 100%		$109,408,097

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
(VIP Government Money Market Portfolio Initial Class was formerly known as VIP Money Market Portfolio Initial Class)

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Initial Class	$8,362,521	$2,061,302	$2,161,902	$80,091	$7,557,166
VIP Emerging Markets Portfolio Initial Class	5,839,832	2,740,940	1,340,123	40,011	6,517,393
VIP Equity-Income Portfolio Initial Class	8,798,141	2,317,047	1,790,512	264,857	7,973,999
VIP Government Money Market Portfolio Initial Class 0.05%	7,109,197	4,995,021	1,787,238	2,409	10,316,981
VIP Growth & Income Portfolio Initial Class	10,043,820	2,334,983	2,541,772	196,997	8,992,564
VIP Growth Portfolio Initial Class	8,578,430	1,558,817	2,598,868	20,233	7,864,375
VIP High Income Portfolio Initial Class	4,692,962	769,071	947,295	285,031	4,087,254
VIP Investment Grade Bond Portfolio Initial	37,989,174	6,703,790	10,502,320	873,241	33,114,714
VIP Mid Cap Portfolio Initial Class	2,438,071	621,230	590,157	11,295	2,162,001
VIP Overseas Portfolio Initial Class	15,164,327	3,547,821	6,930,369	170,527	12,286,227
VIP Value Portfolio Initial Class	6,458,857	1,864,955	1,566,504	79,909	5,765,964
VIP Value Strategies Portfolio Initial Class	3,156,921	504,642	777,266	34,122	2,782,739
Total	$118,632,253	$30,019,619	$33,534,326	$2,058,723	$109,421,377

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2015 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (cost $97,445,434) — See accompanying schedule		$109,421,377
Cash		9
Receivable for investments sold		2,634
Receivable for fund shares sold		91,586
Total assets		109,515,606
Liabilities
Payable for investments purchased	$6,506
Payable for fund shares redeemed	87,711
Distribution and service plan fees payable	13,292
Total liabilities		107,509
Net Assets		$109,408,097
Net Assets consist of:
Paid in capital		$95,209,026
Accumulated undistributed net realized gain (loss) on investments		2,223,128
Net unrealized appreciation (depreciation) on investments		11,975,943
Net Assets		$109,408,097
Initial Class:
Net Asset Value, offering price and redemption price per share ($35,351,506 ÷ 2,887,414 shares)		$12.24
Service Class:
Net Asset Value, offering price and redemption price per share ($16,377,815 ÷ 1,339,813 shares)		$12.22
Service Class 2:
Net Asset Value, offering price and redemption price per share ($57,678,776 ÷ 4,733,176 shares)		$12.19

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Income distributions from underlying funds		$2,058,723
Expenses
Distribution and service plan fees	$165,731
Independent trustees' compensation	461
Total expenses before reductions	166,192
Expense reductions	(461)	165,731
Net investment income (loss)		1,892,992
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	(238,266)
Capital gain distributions from underlying funds	3,464,273
Total net realized gain (loss)		3,226,007
Change in net unrealized appreciation (depreciation) on underlying funds		(5,457,901)
Net gain (loss)		(2,231,894)
Net increase (decrease) in net assets resulting from operations		$(338,902)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,892,992	$1,774,198
Net realized gain (loss)	3,226,007	532,975
Change in net unrealized appreciation (depreciation)	(5,457,901)	2,796,078
Net increase (decrease) in net assets resulting from operations	(338,902)	5,103,251
Distributions to shareholders from net investment income	(1,908,034)	(1,766,365)
Distributions to shareholders from net realized gain	(580,275)	(1,976,863)
Total distributions	(2,488,309)	(3,743,228)
Share transactions - net increase (decrease)	(6,382,025)	2,772,488
Total increase (decrease) in net assets	(9,209,236)	4,132,511
Net Assets
Beginning of period	118,617,333	114,484,822
End of period (including undistributed net investment income of $0 and $13,065, respectively)	$109,408,097	$118,617,333

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom 2015 Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.58	$12.43	$11.22	$10.38	$10.70
Income from Investment Operations
Net investment income (loss)A	.23	.21	.21	.22	.23
Net realized and unrealized gain (loss)	(.27)	.37	1.39	1.04	(.27)
Total from investment operations	(.04)	.58	1.60	1.26	(.04)
Distributions from net investment income	(.24)	(.21)	(.22)	(.23)	(.23)
Distributions from net realized gain	(.07)	(.22)	(.18)	(.20)	(.06)
Total distributions	(.30)B	(.43)	(.39)C	(.42)D	(.28)E
Net asset value, end of period	$12.24	$12.58	$12.43	$11.22	$10.38
Total ReturnF,G	(.33)%	4.70%	14.41%	12.23%	(.36)%
Ratios to Average Net AssetsH,I
Expenses before reductionsJ	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.82%	1.68%	1.79%	2.01%	2.16%
Supplemental Data
Net assets, end of period (000 omitted)	$35,352	$39,455	$41,070	$36,449	$38,879
Portfolio turnover rateH	27%	29%	29%	28%	26%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.30 per share is comprised of distributions from net investment income of $.236 and distributions from net realized gain of $.065 per share.

 C Total distributions of $.39 per share is comprised of distributions from net investment income of $.217 and distributions from net realized gain of $.175 per share.

 D Total distributions of $.42 per share is comprised of distributions from net investment income of $.227 and distributions from net realized gain of $.195 per share.

 E Total distributions of $.28 per share is comprised of distributions from net investment income of $.227 and distributions from net realized gain of $.055 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Amounts do not include the activity of the Underlying Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 J Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom 2015 Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.56	$12.41	$11.21	$10.37	$10.69
Income from Investment Operations
Net investment income (loss)A	.22	.20	.20	.21	.22
Net realized and unrealized gain (loss)	(.27)	.37	1.38	1.04	(.26)
Total from investment operations	(.05)	.57	1.58	1.25	(.04)
Distributions from net investment income	(.22)	(.20)	(.21)	(.22)	(.22)
Distributions from net realized gain	(.07)	(.22)	(.18)	(.20)	(.06)
Total distributions	(.29)	(.42)	(.38)B	(.41)C	(.28)
Net asset value, end of period	$12.22	$12.56	$12.41	$11.21	$10.37
Total ReturnD,E	(.44)%	4.63%	14.24%	12.13%	(.41)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.72%	1.58%	1.69%	1.91%	2.06%
Supplemental Data
Net assets, end of period (000 omitted)	$16,378	$15,842	$10,762	$6,600	$7,743
Portfolio turnover rateF	27%	29%	29%	28%	26%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.38 per share is comprised of distributions from net investment income of $.207 and distributions from net realized gain of $.175 per share.

 C Total distributions of $.41 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.195 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom 2015 Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.52	$12.37	$11.17	$10.34	$10.65
Income from Investment Operations
Net investment income (loss)A	.20	.18	.18	.19	.21
Net realized and unrealized gain (loss)	(.26)	.37	1.38	1.03	(.26)
Total from investment operations	(.06)	.55	1.56	1.22	(.05)
Distributions from net investment income	(.20)	(.18)	(.19)	(.20)	(.20)
Distributions from net realized gain	(.07)	(.22)	(.18)	(.20)	(.06)
Total distributions	(.27)	(.40)	(.36)B	(.39)C	(.26)
Net asset value, end of period	$12.19	$12.52	$12.37	$11.17	$10.34
Total ReturnD,E	(.51)%	4.45%	14.10%	11.90%	(.52)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.57%	1.43%	1.54%	1.76%	1.91%
Supplemental Data
Net assets, end of period (000 omitted)	$57,679	$63,321	$62,652	$60,594	$55,246
Portfolio turnover rateF	27%	29%	29%	28%	26%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.36 per share is comprised of distributions from net investment income of $.186 and distributions from net realized gain of $.175 per share.

 C Total distributions of $.39 per share is comprised of distributions from net investment income of $.199 and distributions from net realized gain of $.195 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2020 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	7.7	7.7
VIP Equity-Income Portfolio Initial Class	8.1	8.0
VIP Growth & Income Portfolio Initial Class	9.1	9.2
VIP Growth Portfolio Initial Class	8.0	7.9
VIP Mid Cap Portfolio Initial Class	2.2	2.2
VIP Value Portfolio Initial Class	5.8	5.9
VIP Value Strategies Portfolio Initial Class	2.8	2.9
	43.7	43.8
International Equity Funds
VIP Emerging Markets Portfolio Initial Class	6.4	6.1
VIP Overseas Portfolio Initial Class	12.6	13.1
	19.0	19.2
Bond Funds
VIP High Income Portfolio Initial Class	3.7	4.0
VIP Investment Grade Bond Portfolio Initial Class	27.1	28.1
	30.8	32.1
Short-Term Funds
VIP Government Money Market Portfolio Initial Class 0.05%	6.5	4.9
Net Other Assets (Liabilities)
Net Other Assets	0.0	0.0
	100.0	100.0

VIP Government Money Market Portfolio Initial Class was formerly known as VIP Money Market Portfolio Initial Class

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	43.7%
International Equity Funds	19.0%
Bond Funds	30.8%
Short-Term Funds	6.5%

Six months ago
Domestic Equity Funds	43.8%
International Equity Funds	19.2%
Bond Funds	32.1%
Short-Term Funds	4.9%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2020 Portfolio℠

Investments December 31, 2015

Showing Percentage of Net Assets

Domestic Equity Funds - 43.7%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	1,650,004	$55,968,120
VIP Equity-Income Portfolio Initial Class (a)	2,886,290	59,053,501
VIP Growth & Income Portfolio Initial Class (a)	3,526,960	66,589,000
VIP Growth Portfolio Initial Class (a)	886,001	58,254,565
VIP Mid Cap Portfolio Initial Class (a)	490,307	16,008,525
VIP Value Portfolio Initial Class (a)	3,195,779	42,695,610
VIP Value Strategies Portfolio Initial Class (a)	1,417,003	20,603,221
TOTAL DOMESTIC EQUITY FUNDS
(Cost $235,317,387)		319,172,542

International Equity Funds - 19.0%
VIP Emerging Markets Portfolio Initial Class (a)	5,715,876	46,527,233
VIP Overseas Portfolio Initial Class (a)	4,841,773	92,381,031
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $128,775,103)		138,908,264

Bond Funds - 30.8%
VIP High Income Portfolio Initial Class (a)	5,521,487	27,331,359
VIP Investment Grade Bond Portfolio Initial Class (a)	16,047,982	198,513,537
TOTAL BOND FUNDS
(Cost $236,606,272)		225,844,896

Short-Term Funds - 6.5%
VIP Government Money Market Portfolio Initial Class 0.05% (a)(b)
(Cost $47,243,314)	47,243,314	47,243,314
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $647,942,076)		731,169,016
NET OTHER ASSETS (LIABILITIES) - 0.0%		(122,848)
NET ASSETS - 100%		$731,046,168

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
(VIP Government Money Market Portfolio Initial Class was formerly known as VIP Money Market Portfolio Initial Class)

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Initial Class	$59,565,879	$10,020,218	$8,356,868	$598,448	$55,968,120
VIP Emerging Markets Portfolio Initial Class	40,294,212	15,218,634	3,700,597	287,840	46,527,233
VIP Equity-Income Portfolio Initial Class	62,616,674	12,403,958	5,962,868	1,978,161	59,053,501
VIP Government Money Market Portfolio Initial Class 0.05%	26,538,252	24,475,458	3,770,396	10,076	47,243,314
VIP Growth & Income Portfolio Initial Class	71,345,864	12,128,132	10,589,069	1,471,865	66,589,000
VIP Growth Portfolio Initial Class	60,753,411	6,745,080	11,586,458	151,235	58,254,565
VIP High Income Portfolio Initial Class	30,526,423	3,483,559	3,780,998	1,924,219	27,331,359
VIP Investment Grade Bond Portfolio Initial	217,034,230	25,601,052	37,486,615	5,273,066	198,513,537
VIP Mid Cap Portfolio Initial Class	17,665,272	3,358,309	2,707,182	84,421	16,008,525
VIP Overseas Portfolio Initial Class	106,967,502	13,788,277	31,800,456	1,293,939	92,381,031
VIP Value Portfolio Initial Class	46,110,861	10,370,046	6,352,255	597,143	42,695,610
VIP Value Strategies Portfolio Initial Class	22,419,977	2,200,685	3,215,341	255,028	20,603,221
Total	$761,838,557	$139,793,408	$129,309,103	$13,925,441	$731,169,016

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2020 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (cost $647,942,076) — See accompanying schedule		$731,169,016
Cash		1
Receivable for investments sold		239,346
Receivable for fund shares sold		343,241
Total assets		731,751,604
Liabilities
Payable for investments purchased	$180,558
Payable for fund shares redeemed	402,030
Distribution and service plan fees payable	122,848
Total liabilities		705,436
Net Assets		$731,046,168
Net Assets consist of:
Paid in capital		$628,731,829
Accumulated undistributed net realized gain (loss) on investments		19,087,399
Net unrealized appreciation (depreciation) on investments		83,226,940
Net Assets		$731,046,168
Initial Class:
Net Asset Value, offering price and redemption price per share ($87,495,880 ÷ 7,031,898 shares)		$12.44
Service Class:
Net Asset Value, offering price and redemption price per share ($94,022,104 ÷ 7,573,893 shares)		$12.41
Service Class 2:
Net Asset Value, offering price and redemption price per share ($549,528,184 ÷ 44,405,975 shares)		$12.38

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Income distributions from underlying funds		$13,925,441
Expenses
Distribution and service plan fees	$1,529,552
Independent trustees' compensation	3,071
Total expenses before reductions	1,532,623
Expense reductions	(3,071)	1,529,552
Net investment income (loss)		12,395,889
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	(1,253,363)
Capital gain distributions from underlying funds	25,440,631
Total net realized gain (loss)		24,187,268
Change in net unrealized appreciation (depreciation) on underlying funds		(39,900,486)
Net gain (loss)		(15,713,218)
Net increase (decrease) in net assets resulting from operations		$(3,317,329)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,395,889	$11,200,881
Net realized gain (loss)	24,187,268	3,826,894
Change in net unrealized appreciation (depreciation)	(39,900,486)	18,597,644
Net increase (decrease) in net assets resulting from operations	(3,317,329)	33,625,419
Distributions to shareholders from net investment income	(12,431,723)	(11,161,646)
Distributions to shareholders from net realized gain	(3,252,644)	(13,279,401)
Total distributions	(15,684,367)	(24,441,047)
Share transactions - net increase (decrease)	(11,659,744)	12,605,571
Total increase (decrease) in net assets	(30,661,440)	21,789,943
Net Assets
Beginning of period	761,707,608	739,917,665
End of period (including undistributed net investment income of $0 and $49,928, respectively)	$731,046,168	$761,707,608

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom 2020 Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.77	$12.61	$11.21	$10.21	$10.59
Income from Investment Operations
Net investment income (loss)A	.24	.22	.22	.24	.26
Net realized and unrealized gain (loss)	(.27)	.38	1.56	1.12	(.37)
Total from investment operations	(.03)	.60	1.78	1.36	(.11)
Distributions from net investment income	(.24)	(.22)	(.22)	(.23)	(.23)
Distributions from net realized gain	(.06)	(.23)	(.16)	(.13)	(.04)
Total distributions	(.30)	(.44)B	(.38)	(.36)	(.27)
Net asset value, end of period	$12.44	$12.77	$12.61	$11.21	$10.21
Total ReturnC,D	(.27)%	4.82%	16.01%	13.38%	(1.03)%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.84%	1.70%	1.84%	2.16%	2.47%
Supplemental Data
Net assets, end of period (000 omitted)	$87,496	$101,533	$91,328	$58,113	$47,731
Portfolio turnover rateE	17%	15%	20%	15%	10%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.44 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.227 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 G Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom 2020 Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.74	$12.59	$11.19	$10.20	$10.58
Income from Investment Operations
Net investment income (loss)A	.23	.20	.21	.23	.25
Net realized and unrealized gain (loss)	(.27)	.38	1.56	1.11	(.37)
Total from investment operations	(.04)	.58	1.77	1.34	(.12)
Distributions from net investment income	(.23)	(.21)	(.21)	(.22)	(.22)
Distributions from net realized gain	(.06)	(.23)	(.16)	(.13)	(.04)
Total distributions	(.29)	(.43)B	(.37)	(.35)	(.26)
Net asset value, end of period	$12.41	$12.74	$12.59	$11.19	$10.20
Total ReturnC,D	(.37)%	4.66%	15.95%	13.19%	(1.12)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.74%	1.60%	1.74%	2.06%	2.37%
Supplemental Data
Net assets, end of period (000 omitted)	$94,022	$76,679	$65,867	$45,779	$36,818
Portfolio turnover rateE	17%	15%	20%	15%	10%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.43 per share is comprised of distributions from net investment income of $.205 and distributions from net realized gain of $.227 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom 2020 Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.70	$12.54	$11.16	$10.17	$10.55
Income from Investment Operations
Net investment income (loss)A	.21	.18	.19	.21	.24
Net realized and unrealized gain (loss)	(.27)	.39	1.54	1.11	(.37)
Total from investment operations	(.06)	.57	1.73	1.32	(.13)
Distributions from net investment income	(.21)	(.18)	(.19)	(.20)	(.21)
Distributions from net realized gain	(.06)	(.23)	(.16)	(.13)	(.04)
Total distributions	(.26)B	(.41)	(.35)	(.33)	(.25)
Net asset value, end of period	$12.38	$12.70	$12.54	$11.16	$10.17
Total ReturnC,D	(.46)%	4.60%	15.63%	13.07%	(1.24)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.59%	1.45%	1.59%	1.91%	2.22%
Supplemental Data
Net assets, end of period (000 omitted)	$549,528	$583,496	$582,722	$520,011	$426,477
Portfolio turnover rateE	17%	15%	20%	15%	10%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.26 per share is comprised of distributions from net investment income of $.208 and distributions from net realized gain of $.056 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2025 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	8.6	8.6
VIP Equity-Income Portfolio Initial Class	9.0	9.1
VIP Growth & Income Portfolio Initial Class	10.2	10.4
VIP Growth Portfolio Initial Class	8.9	8.8
VIP Mid Cap Portfolio Initial Class	2.4	2.5
VIP Value Portfolio Initial Class	6.5	6.6
VIP Value Strategies Portfolio Initial Class	3.2	3.3
	48.8	49.3
International Equity Funds
VIP Emerging Markets Portfolio Initial Class	6.8	6.7
VIP Overseas Portfolio Initial Class	14.4	14.9
	21.2	21.6
Bond Funds
VIP High Income Portfolio Initial Class	3.7	4.0
VIP Investment Grade Bond Portfolio Initial Class	23.0	23.1
	26.7	27.1
Short-Term Funds
VIP Government Money Market Portfolio Initial Class 0.05%	3.3	2.0
Net Other Assets (Liabilities)
Net Other Assets	0.0	0.0
	100.0	100.0

VIP Government Money Market Portfolio Initial Class was formerly known as VIP Money Market Portfolio Initial Class

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	48.8%
International Equity Funds	21.2%
Bond Funds	26.7%
Short-Term Funds	3.3%

Six months ago
Domestic Equity Funds	49.3%
International Equity Funds	21.6%
Bond Funds	27.1%
Short-Term Funds	2.0%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2025 Portfolio℠

Investments December 31, 2015

Showing Percentage of Net Assets

Domestic Equity Funds - 48.8%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	287,665	$9,757,612
VIP Equity-Income Portfolio Initial Class (a)	503,416	10,299,890
VIP Growth & Income Portfolio Initial Class (a)	615,173	11,614,475
VIP Growth Portfolio Initial Class (a)	154,512	10,159,178
VIP Mid Cap Portfolio Initial Class (a)	85,517	2,792,118
VIP Value Portfolio Initial Class (a)	557,394	7,446,789
VIP Value Strategies Portfolio Initial Class (a)	247,155	3,593,628
TOTAL DOMESTIC EQUITY FUNDS
(Cost $45,610,112)		55,663,690

International Equity Funds - 21.2%
VIP Emerging Markets Portfolio Initial Class (a)	959,722	7,812,141
VIP Overseas Portfolio Initial Class (a)	862,099	16,448,853
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $23,108,253)		24,260,994

Bond Funds - 26.7%
VIP High Income Portfolio Initial Class (a)	863,062	4,272,157
VIP Investment Grade Bond Portfolio Initial Class (a)	2,118,232	26,202,534
TOTAL BOND FUNDS
(Cost $32,024,434)		30,474,691

Short-Term Funds - 3.3%
VIP Government Money Market Portfolio Initial Class 0.05% (a)(b)
(Cost $3,765,099)	3,765,099	3,765,099
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $104,507,898)		114,164,474
NET OTHER ASSETS (LIABILITIES) - 0.0%		(13,949)
NET ASSETS - 100%		$114,150,525

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
(VIP Government Money Market Portfolio Initial Class was formerly known as VIP Money Market Portfolio Initial Class)

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Initial Class	$9,448,520	$2,929,765	$1,759,246	$103,964	$9,757,612
VIP Emerging Markets Portfolio Initial Class	6,327,228	3,299,302	933,051	47,966	7,812,141
VIP Equity-Income Portfolio Initial Class	9,935,230	3,368,363	1,336,454	343,482	10,299,890
VIP Government Money Market Portfolio Initial Class 0.05%	1,343,742	2,747,096	325,739	640	3,765,099
VIP Growth & Income Portfolio Initial Class	11,331,875	3,566,675	2,234,140	255,719	11,614,475
VIP Growth Portfolio Initial Class	9,660,133	2,158,199	2,057,151	26,302	10,159,178
VIP High Income Portfolio Initial Class	4,285,163	1,129,949	682,884	298,773	4,272,157
VIP Investment Grade Bond Portfolio Initial Class	22,727,235	10,027,606	5,629,140	689,974	26,202,534
VIP Mid Cap Portfolio Initial Class	2,750,969	823,983	405,625	14,683	2,792,118
VIP Overseas Portfolio Initial Class	17,140,652	4,400,116	5,610,289	229,763	16,448,853
VIP Value Portfolio Initial Class	7,290,067	2,620,604	1,200,411	103,787	7,446,789
VIP Value Strategies Portfolio Initial Class	3,565,679	712,510	538,128	44,356	3,593,628
Total	$105,806,493	$37,784,168	$22,712,258	$2,159,409	$114,164,474

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2025 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (cost $104,507,898) — See accompanying schedule		$114,164,474
Receivable for investments sold		71,331
Receivable for fund shares sold		69,504
Total assets		114,305,309
Liabilities
Payable for investments purchased	$5,350
Payable for fund shares redeemed	135,485
Distribution and service plan fees payable	13,949
Total liabilities		154,784
Net Assets		$114,150,525
Net Assets consist of:
Paid in capital		$101,660,600
Accumulated undistributed net realized gain (loss) on investments		2,833,349
Net unrealized appreciation (depreciation) on investments		9,656,576
Net Assets		$114,150,525
Initial Class:
Net Asset Value, offering price and redemption price per share ($25,152,327 ÷ 1,962,480 shares)		$12.82
Service Class:
Net Asset Value, offering price and redemption price per share ($36,677,409 ÷ 2,867,308 shares)		$12.79
Service Class 2:
Net Asset Value, offering price and redemption price per share ($52,320,789 ÷ 4,107,619 shares)		$12.74

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Income distributions from underlying funds		$2,159,409
Expenses
Distribution and service plan fees	$163,911
Independent trustees' compensation	454
Total expenses before reductions	164,365
Expense reductions	(454)	163,911
Net investment income (loss)		1,995,498
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	(268,022)
Capital gain distributions from underlying funds	4,164,269
Total net realized gain (loss)		3,896,247
Change in net unrealized appreciation (depreciation) on underlying funds		(6,445,911)
Net gain (loss)		(2,549,664)
Net increase (decrease) in net assets resulting from operations		$(554,166)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,995,498	$1,610,466
Net realized gain (loss)	3,896,247	693,939
Change in net unrealized appreciation (depreciation)	(6,445,911)	2,297,020
Net increase (decrease) in net assets resulting from operations	(554,166)	4,601,425
Distributions to shareholders from net investment income	(1,997,317)	(1,605,249)
Distributions to shareholders from net realized gain	(616,161)	(1,979,200)
Total distributions	(2,613,478)	(3,584,449)
Share transactions - net increase (decrease)	11,524,589	12,068,974
Total increase (decrease) in net assets	8,356,945	13,085,950
Net Assets
Beginning of period	105,793,580	92,707,630
End of period	$114,150,525	$105,793,580

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom 2025 Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$13.16	$12.99	$11.20	$10.02	$10.49
Income from Investment Operations
Net investment income (loss)A	.26	.24	.25	.24	.24
Net realized and unrealized gain (loss)	(.28)	.41	1.97	1.27	(.46)
Total from investment operations	(.02)	.65	2.22	1.51	(.22)
Distributions from net investment income	(.25)	(.22)	(.23)	(.21)	(.22)
Distributions from net realized gain	(.07)	(.26)	(.20)	(.12)	(.03)
Total distributions	(.32)	(.48)	(.43)	(.33)	(.25)
Net asset value, end of period	$12.82	$13.16	$12.99	$11.20	$10.02
Total ReturnB,C	(.18)%	5.06%	19.95%	15.11%	(2.11)%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.91%	1.78%	2.03%	2.17%	2.25%
Supplemental Data
Net assets, end of period (000 omitted)	$25,152	$26,137	$24,548	$17,792	$15,537
Portfolio turnover rateD	20%	29%	30%	34%	21%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Amounts do not include the activity of the Underlying Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 F Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom 2025 Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$13.14	$12.97	$11.18	$10.01	$10.49
Income from Investment Operations
Net investment income (loss)A	.24	.22	.23	.22	.23
Net realized and unrealized gain (loss)	(.28)	.42	1.98	1.27	(.47)
Total from investment operations	(.04)	.64	2.21	1.49	(.24)
Distributions from net investment income	(.23)	(.21)	(.22)	(.20)	(.21)
Distributions from net realized gain	(.07)	(.26)	(.20)	(.12)	(.03)
Total distributions	(.31)B	(.47)	(.42)	(.32)	(.24)
Net asset value, end of period	$12.79	$13.14	$12.97	$11.18	$10.01
Total ReturnC,D	(.36)%	4.98%	19.89%	14.97%	(2.26)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.81%	1.68%	1.93%	2.07%	2.16%
Supplemental Data
Net assets, end of period (000 omitted)	$36,677	$30,291	$21,780	$16,558	$7,149
Portfolio turnover rateE	20%	29%	30%	34%	21%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.31 per share is comprised of distributions from net investment income of $.234 and distributions from net realized gain of $.072 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom 2025 Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$13.09	$12.92	$11.14	$9.97	$10.44
Income from Investment Operations
Net investment income (loss)A	.22	.20	.22	.21	.21
Net realized and unrealized gain (loss)	(.28)	.42	1.96	1.26	(.45)
Total from investment operations	(.06)	.62	2.18	1.47	(.24)
Distributions from net investment income	(.22)	(.19)	(.20)	(.18)	(.19)
Distributions from net realized gain	(.07)	(.26)	(.20)	(.12)	(.03)
Total distributions	(.29)	(.45)	(.40)	(.30)	(.23)B
Net asset value, end of period	$12.74	$13.09	$12.92	$11.14	$9.97
Total ReturnC,D	(.50)%	4.85%	19.71%	14.80%	(2.35)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.66%	1.53%	1.78%	1.92%	2.00%
Supplemental Data
Net assets, end of period (000 omitted)	$52,321	$49,366	$46,379	$33,051	$25,869
Portfolio turnover rateE	20%	29%	30%	34%	21%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.23 per share is comprised of distributions from net investment income of $.192 and distributions from net realized gain of $.033 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2030 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	10.3	10.4
VIP Equity-Income Portfolio Initial Class	10.9	10.9
VIP Growth & Income Portfolio Initial Class	12.3	12.4
VIP Growth Portfolio Initial Class	10.7	10.7
VIP Mid Cap Portfolio Initial Class	2.9	3.0
VIP Value Portfolio Initial Class	7.9	8.0
VIP Value Strategies Portfolio Initial Class	3.8	3.9
	58.8	59.3
International Equity Funds
VIP Emerging Markets Portfolio Initial Class	7.8	7.6
VIP Overseas Portfolio Initial Class	17.8	18.2
	25.6	25.8
Bond Funds
VIP High Income Portfolio Initial Class	3.8	4.0
VIP Investment Grade Bond Portfolio Initial Class	10.5	9.6
	14.3	13.6
Short-Term Funds
VIP Government Money Market Portfolio Initial Class 0.05%	1.3	1.3
Net Other Assets (Liabilities)
Net Other Assets	0.0	0.0
	100.0	100.0

VIP Government Money Market Portfolio Initial Class was formerly known as VIP Money Market Portfolio Initial Class

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	58.8%
International Equity Funds	25.6%
Bond Funds	14.3%
Short-Term Funds	1.3%

Six months ago
Domestic Equity Funds	59.3%
International Equity Funds	25.8%
Bond Funds	13.6%
Short-Term Funds	1.3%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2030 Portfolio℠

Investments December 31, 2015

Showing Percentage of Net Assets

Domestic Equity Funds - 58.8%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	795,492	$26,983,105
VIP Equity-Income Portfolio Initial Class (a)	1,391,306	28,466,124
VIP Growth & Income Portfolio Initial Class (a)	1,699,938	32,094,830
VIP Growth Portfolio Initial Class (a)	427,243	28,091,218
VIP Mid Cap Portfolio Initial Class (a)	236,362	7,717,230
VIP Value Portfolio Initial Class (a)	1,540,484	20,580,872
VIP Value Strategies Portfolio Initial Class (a)	682,931	9,929,818
TOTAL DOMESTIC EQUITY FUNDS
(Cost $127,304,534)		153,863,197

International Equity Funds - 25.6%
VIP Emerging Markets Portfolio Initial Class (a)	2,507,179	20,408,441
VIP Overseas Portfolio Initial Class (a)	2,446,817	46,685,271
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $64,206,415)		67,093,712

Bond Funds - 14.3%
VIP High Income Portfolio Initial Class (a)	1,982,252	9,812,148
VIP Investment Grade Bond Portfolio Initial Class (a)	2,225,678	27,531,638
TOTAL BOND FUNDS
(Cost $39,637,246)		37,343,786

Short-Term Funds - 1.3%
VIP Government Money Market Portfolio Initial Class 0.05% (a)(b)
(Cost $3,467,507)	3,467,507	3,467,507
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $234,615,702)		261,768,202
NET OTHER ASSETS (LIABILITIES) - 0.0%		(33,317)
NET ASSETS - 100%		$261,734,885

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
(VIP Government Money Market Portfolio Initial Class was formerly known as VIP Money Market Portfolio Initial Class)

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Initial Class	$29,282,420	$6,639,333	$6,299,322	$ 290,460	$26,983,105
VIP Emerging Markets Portfolio Initial Class	19,087,595	9,011,894	5,092,479	127,825	20,408,441
VIP Equity-Income Portfolio Initial Class	30,778,400	8,521,592	5,786,546	960,340	28,466,124
VIP Government Money Market Portfolio Initial Class 0.05%	--	4,522,843	1,055,336	817	3,467,507
VIP Growth & Income Portfolio Initial Class	35,127,823	8,345,747	8,175,325	714,367	32,094,830
VIP Growth Portfolio Initial Class	29,947,300	4,787,046	7,799,337	73,400	28,091,218
VIP High Income Portfolio Initial Class	11,247,552	2,814,577	3,181,977	695,853	9,812,148
VIP Investment Grade Bond Portfolio Initial Class	25,791,800	13,004,328	10,330,583	732,961	27,531,638
VIP Mid Cap Portfolio Initial Class	8,532,626	2,085,742	1,756,996	40,969	7,717,230
VIP Overseas Portfolio Initial Class	53,605,943	8,951,125	17,285,327	658,187	46,685,271
VIP Value Portfolio Initial Class	22,578,214	6,104,145	4,423,811	289,804	20,580,872
VIP Value Strategies Portfolio Initial Class	11,053,629	1,597,758	2,287,963	123,744	9,929,818
Total	$277,033,302	$76,386,130	$73,475,002	$ 4,708,727	$261,768,202

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2030 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (cost $234,615,702) — See accompanying schedule		$261,768,202
Receivable for investments sold		76,111
Receivable for fund shares sold		81,764
Total assets		261,926,077
Liabilities
Payable for fund shares redeemed	$157,878
Distribution and service plan fees payable	33,314
Total liabilities		191,192
Net Assets		$261,734,885
Net Assets consist of:
Paid in capital		$226,590,939
Accumulated undistributed net realized gain (loss) on investments		7,991,446
Net unrealized appreciation (depreciation) on investments		27,152,500
Net Assets		$261,734,885
Initial Class:
Net Asset Value, offering price and redemption price per share ($68,660,999 ÷ 5,415,596 shares)		$12.68
Service Class:
Net Asset Value, offering price and redemption price per share ($59,096,169 ÷ 4,667,843 shares)		$12.66
Service Class 2:
Net Asset Value, offering price and redemption price per share ($133,977,717 ÷ 10,615,539 shares)		$12.62

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Income distributions from underlying funds		$4,708,727
Expenses
Distribution and service plan fees	$450,101
Independent trustees' compensation	1,158
Total expenses before reductions	451,259
Expense reductions	(1,158)	450,101
Net investment income (loss)		4,258,626
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	(1,636,349)
Capital gain distributions from underlying funds	12,404,173
Total net realized gain (loss)		10,767,824
Change in net unrealized appreciation (depreciation) on underlying funds		(16,539,898)
Net gain (loss)		(5,772,074)
Net increase (decrease) in net assets resulting from operations		$(1,513,448)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,258,626	$3,952,206
Net realized gain (loss)	10,767,824	1,858,371
Change in net unrealized appreciation (depreciation)	(16,539,898)	6,891,326
Net increase (decrease) in net assets resulting from operations	(1,513,448)	12,701,903
Distributions to shareholders from net investment income	(4,262,242)	(3,942,760)
Distributions to shareholders from net realized gain	(1,432,334)	(4,966,245)
Total distributions	(5,694,576)	(8,909,005)
Share transactions - net increase (decrease)	(8,052,132)	30,231,660
Total increase (decrease) in net assets	(15,260,156)	34,024,558
Net Assets
Beginning of period	276,995,041	242,970,483
End of period (including undistributed net investment income of $0 and $9,446, respectively)	$261,734,885	$276,995,041

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom 2030 Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$13.01	$12.84	$10.88	$9.70	$10.21
Income from Investment Operations
Net investment income (loss)A	.22	.22	.22	.25	.23
Net realized and unrealized gain (loss)	(.25)	.41	2.12	1.26	(.49)
Total from investment operations	(.03)	.63	2.34	1.51	(.26)
Distributions from net investment income	(.23)	(.21)	(.21)	(.23)	(.22)
Distributions from net realized gain	(.07)	(.25)	(.17)	(.10)	(.03)
Total distributions	(.30)	(.46)	(.38)	(.33)	(.25)
Net asset value, end of period	$12.68	$13.01	$12.84	$10.88	$9.70
Total ReturnB,C	(.24)%	4.96%	21.66%	15.58%	(2.60)%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.66%	1.70%	1.88%	2.39%	2.27%
Supplemental Data
Net assets, end of period (000 omitted)	$68,661	$72,243	$64,173	$39,111	$30,601
Portfolio turnover rateD	26%	18%	30%	17%	16%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Amounts do not include the activity of the Underlying Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 F Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom 2030 Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.99	$12.82	$10.87	$9.69	$10.20
Income from Investment Operations
Net investment income (loss)A	.21	.21	.21	.24	.22
Net realized and unrealized gain (loss)	(.25)	.41	2.11	1.26	(.49)
Total from investment operations	(.04)	.62	2.32	1.50	(.27)
Distributions from net investment income	(.22)	(.19)	(.20)	(.22)	(.21)
Distributions from net realized gain	(.07)	(.25)	(.17)	(.10)	(.03)
Total distributions	(.29)	(.45)B	(.37)	(.32)	(.24)
Net asset value, end of period	$12.66	$12.99	$12.82	$10.87	$9.69
Total ReturnC,D	(.34)%	4.86%	21.50%	15.48%	(2.70)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.56%	1.60%	1.78%	2.29%	2.17%
Supplemental Data
Net assets, end of period (000 omitted)	$59,096	$53,484	$46,868	$32,295	$28,666
Portfolio turnover rateE	26%	18%	30%	17%	16%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.45 per share is comprised of distributions from net investment income of $.194 and distributions from net realized gain of $.254 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom 2030 Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.95	$12.78	$10.83	$9.67	$10.18
Income from Investment Operations
Net investment income (loss)A	.19	.19	.19	.23	.21
Net realized and unrealized gain (loss)	(.25)	.41	2.11	1.23	(.50)
Total from investment operations	(.06)	.60	2.30	1.46	(.29)
Distributions from net investment income	(.20)	(.18)	(.18)	(.21)	(.19)
Distributions from net realized gain	(.07)	(.25)	(.17)	(.10)	(.03)
Total distributions	(.27)	(.43)	(.35)	(.30)B	(.22)
Net asset value, end of period	$12.62	$12.95	$12.78	$10.83	$9.67
Total ReturnC,D	(.53)%	4.74%	21.41%	15.18%	(2.83)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.41%	1.45%	1.63%	2.14%	2.02%
Supplemental Data
Net assets, end of period (000 omitted)	$133,978	$151,268	$131,930	$94,419	$59,671
Portfolio turnover rateE	26%	18%	30%	17%	16%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.30 per share is comprised of distributions from net investment income of $.207 and distributions from net realized gain of $.096 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2035 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	11.3	11.3
VIP Equity-Income Portfolio Initial Class	12.0	11.9
VIP Growth & Income Portfolio Initial Class	13.5	13.5
VIP Growth Portfolio Initial Class	11.8	11.6
VIP Mid Cap Portfolio Initial Class	3.2	3.3
VIP Value Portfolio Initial Class	8.7	8.7
VIP Value Strategies Portfolio Initial Class	4.2	4.2
	64.7	64.5
International Equity Funds
VIP Emerging Markets Portfolio Initial Class	8.3	8.2
VIP Overseas Portfolio Initial Class	19.9	19.9
	28.2	28.1
Bond Funds
VIP High Income Portfolio Initial Class	3.8	4.0
VIP Investment Grade Bond Portfolio Initial Class	2.0	2.1
	5.8	6.1
Short-Term Funds
VIP Government Money Market Portfolio Initial Class 0.05%	1.3	1.3
Net Other Assets (Liabilities)
Net Other Assets	0.0	0.0
	100.0	100.0

VIP Government Money Market Portfolio Initial Class was formerly known as VIP Money Market Portfolio Initial Class

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	64.7%
International Equity Funds	28.2%
Bond Funds	5.8%
Short-Term Funds	1.3%

Six months ago
Domestic Equity Funds	64.5%
International Equity Funds	28.1%
Bond Funds	6.1%
Short-Term Funds	1.3%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2035 Portfolio℠

Investments December 31, 2015

Showing Percentage of Net Assets

Domestic Equity Funds - 64.7%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	78,790	$2,672,572
VIP Equity-Income Portfolio Initial Class (a)	137,857	2,820,554
VIP Growth & Income Portfolio Initial Class (a)	168,513	3,181,522
VIP Growth Portfolio Initial Class (a)	42,284	2,780,156
VIP Mid Cap Portfolio Initial Class (a)	23,426	764,849
VIP Value Portfolio Initial Class (a)	152,695	2,040,008
VIP Value Strategies Portfolio Initial Class (a)	67,738	984,905
TOTAL DOMESTIC EQUITY FUNDS
(Cost $15,438,049)		15,244,566

International Equity Funds - 28.2%
VIP Emerging Markets Portfolio Initial Class (a)	241,017	1,961,877
VIP Overseas Portfolio Initial Class (a)	245,319	4,680,687
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $6,876,613)		6,642,564

Bond Funds - 5.8%
VIP High Income Portfolio Initial Class (a)	178,588	884,011
VIP Investment Grade Bond Portfolio Initial Class (a)	38,872	480,847
TOTAL BOND FUNDS
(Cost $1,497,365)		1,364,858

Short-Term Funds - 1.3%
VIP Government Money Market Portfolio Initial Class 0.05% (a)(b)
(Cost $312,017)	312,017	312,017
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $24,124,044)		23,564,005
NET OTHER ASSETS (LIABILITIES) - 0.0%		(4,248)
NET ASSETS - 100%		$23,559,757

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
(VIP Government Money Market Portfolio Initial Class was formerly known as VIP Money Market Portfolio Initial Class)

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Initial Class	$1,725,497	$1,535,574	$403,687	$ 27,536	$2,672,572
VIP Emerging Markets Portfolio Initial Class	1,116,750	1,338,533	298,493	11,455	1,961,877
VIP Equity-Income Portfolio Initial Class	1,814,775	1,765,555	390,896	90,741	2,820,554
VIP Government Money Market Portfolio Initial Class 0.05%	--	372,012	59,995	55	312,017
VIP Growth & Income Portfolio Initial Class	2,070,946	1,840,506	488,426	67,737	3,181,522
VIP Growth Portfolio Initial Class	1,768,000	1,395,082	469,159	6,997	2,780,156
VIP High Income Portfolio Initial Class	588,751	593,831	199,761	59,430	884,011
VIP Investment Grade Bond Portfolio Initial Class	473,109	350,048	327,995	12,383	480,847
VIP Mid Cap Portfolio Initial Class	503,509	450,171	107,168	3,906	764,849
VIP Overseas Portfolio Initial Class	3,172,445	2,475,678	1,008,164	63,547	4,680,687
VIP Value Portfolio Initial Class	1,331,887	1,320,856	297,659	27,544	2,040,008
VIP Value Strategies Portfolio Initial Class	650,424	528,685	147,706	11,806	984,905
Total	$15,216,093	$13,966,531	$4,199,109	$ 383,137	$23,564,005

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2035 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (cost $24,124,044) — See accompanying schedule		$23,564,005
Receivable for investments sold		22
Receivable for fund shares sold		19,963
Total assets		23,583,990
Liabilities
Payable to custodian bank	$2,617
Payable for investments purchased	13,315
Payable for fund shares redeemed	4,052
Distribution and service plan fees payable	4,249
Total liabilities		24,233
Net Assets		$23,559,757
Net Assets consist of:
Paid in capital		$23,534,065
Undistributed net investment income		396
Accumulated undistributed net realized gain (loss) on investments		585,335
Net unrealized appreciation (depreciation) on investments		(560,039)
Net Assets		$23,559,757
Initial Class:
Net Asset Value, offering price and redemption price per share ($1,544,810 ÷ 81,073 shares)		$19.05
Service Class:
Net Asset Value, offering price and redemption price per share ($2,010,327 ÷ 105,603 shares)		$19.04
Service Class 2:
Net Asset Value, offering price and redemption price per share ($20,004,620 ÷ 1,055,235 shares)		$18.96

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Income distributions from underlying funds		$383,137
Expenses
Distribution and service plan fees	$43,393
Independent trustees' compensation	75
Total expenses before reductions	43,468
Expense reductions	(75)	43,393
Net investment income (loss)		339,744
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	(117,856)
Capital gain distributions from underlying funds	846,795
Total net realized gain (loss)		728,939
Change in net unrealized appreciation (depreciation) on underlying funds		(1,301,660)
Net gain (loss)		(572,721)
Net increase (decrease) in net assets resulting from operations		$(232,977)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$339,744	$199,121
Net realized gain (loss)	728,939	78,318
Change in net unrealized appreciation (depreciation)	(1,301,660)	209,879
Net increase (decrease) in net assets resulting from operations	(232,977)	487,318
Distributions to shareholders from net investment income	(339,892)	(199,065)
Distributions to shareholders from net realized gain	(114,912)	(156,391)
Total distributions	(454,804)	(355,456)
Share transactions - net increase (decrease)	9,034,191	9,314,575
Total increase (decrease) in net assets	8,346,410	9,446,437
Net Assets
Beginning of period	15,213,347	5,766,910
End of period (including undistributed net investment income of $396 and undistributed net investment income of $544, respectively)	$23,559,757	$15,213,347

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom 2035 Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$19.52	$19.16	$15.76	$13.82	$14.74
Income from Investment Operations
Net investment income (loss)A	.39	.39	.66	.49	.27
Net realized and unrealized gain (loss)	(.44)	.55	3.24	1.83	(.85)
Total from investment operations	(.05)	.94	3.90	2.32	(.58)
Distributions from net investment income	(.32)	(.29)	(.29)	(.31)	(.28)
Distributions from net realized gain	(.10)	(.29)	(.20)	(.07)	(.06)
Total distributions	(.42)	(.58)	(.50)B	(.38)	(.34)
Net asset value, end of period	$19.05	$19.52	$19.16	$15.76	$13.82
Total ReturnC,D	(.31)%	4.93%	24.84%	16.82%	(3.99)%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.98%	2.02%	3.72%	3.20%	1.82%
Supplemental Data
Net assets, end of period (000 omitted)	$1,545	$539	$1,054	$128	$97
Portfolio turnover rateE	22%	26%	31%	19%	38%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.50 per share is comprised of distributions from net investment income of $.292 and distributions from net realized gain of $.204 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 G Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom 2035 Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$19.51	$19.15	$15.76	$13.82	$14.74
Income from Investment Operations
Net investment income (loss)A	.37	.38	.64	.47	.25
Net realized and unrealized gain (loss)	(.44)	.55	3.24	1.84	(.85)
Total from investment operations	(.07)	.93	3.88	2.31	(.60)
Distributions from net investment income	(.30)	(.28)	(.28)	(.30)	(.26)
Distributions from net realized gain	(.10)	(.29)	(.20)	(.07)	(.06)
Total distributions	(.40)	(.57)	(.49)B	(.37)	(.32)
Net asset value, end of period	$19.04	$19.51	$19.15	$15.76	$13.82
Total ReturnC,D	(.40)%	4.87%	24.72%	16.71%	(4.10)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.88%	1.92%	3.62%	3.10%	1.72%
Supplemental Data
Net assets, end of period (000 omitted)	$2,010	$1,639	$289	$105	$90
Portfolio turnover rateE	22%	26%	31%	19%	38%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.49 per share is comprised of distributions from net investment income of $.283 and distributions from net realized gain of $.204 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom 2035 Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$19.43	$19.09	$15.73	$13.80	$14.72
Income from Investment Operations
Net investment income (loss)A	.34	.34	.62	.45	.23
Net realized and unrealized gain (loss)	(.43)	.54	3.22	1.84	(.85)
Total from investment operations	(.09)	.88	3.84	2.29	(.62)
Distributions from net investment income	(.28)	(.26)	(.27)	(.29)	(.24)
Distributions from net realized gain	(.10)	(.29)	(.20)	(.07)	(.06)
Total distributions	(.38)	(.54)B	(.48)C	(.36)	(.30)
Net asset value, end of period	$18.96	$19.43	$19.09	$15.73	$13.80
Total ReturnD,E	(.51)%	4.65%	24.50%	16.61%	(4.25)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.73%	1.77%	3.48%	2.95%	1.57%
Supplemental Data
Net assets, end of period (000 omitted)	$20,005	$13,035	$4,423	$808	$276
Portfolio turnover rateF	22%	26%	31%	19%	38%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.54 per share is comprised of distributions from net investment income of $.257 and distributions from net realized gain of $.287 per share.

 C Total distributions of $.48 per share is comprised of distributions from net investment income of $.271 and distributions from net realized gain of $.204 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2040 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	11.3	11.3
VIP Equity-Income Portfolio Initial Class	12.0	11.9
VIP Growth & Income Portfolio Initial Class	13.5	13.6
VIP Growth Portfolio Initial Class	11.8	11.5
VIP Mid Cap Portfolio Initial Class	3.2	3.3
VIP Value Portfolio Initial Class	8.7	8.7
VIP Value Strategies Portfolio Initial Class	4.2	4.2
	64.7	64.5
International Equity Funds
VIP Emerging Markets Portfolio Initial Class	8.3	8.2
VIP Overseas Portfolio Initial Class	19.9	19.9
	28.2	28.1
Bond Funds
VIP High Income Portfolio Initial Class	3.8	4.0
VIP Investment Grade Bond Portfolio Initial Class	2.0	2.1
	5.8	6.1
Short-Term Funds
VIP Government Money Market Portfolio Initial Class 0.05%	1.3	1.3
Net Other Assets (Liabilities)
Net Other Assets	0.0	0.0
	100.0	100.0

VIP Government Money Market Portfolio Initial Class was formerly known as VIP Money Market Portfolio Initial Class

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	64.7%
International Equity Funds	28.2%
Bond Funds	5.8%
Short-Term Funds	1.3%

Six months ago
Domestic Equity Funds	64.5%
International Equity Funds	28.1%
Bond Funds	6.1%
Short-Term Funds	1.3%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2040 Portfolio℠

Investments December 31, 2015

Showing Percentage of Net Assets

Domestic Equity Funds - 64.7%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	154,698	$5,247,350
VIP Equity-Income Portfolio Initial Class (a)	270,633	5,537,158
VIP Growth & Income Portfolio Initial Class (a)	330,694	6,243,507
VIP Growth Portfolio Initial Class (a)	83,068	5,461,754
VIP Mid Cap Portfolio Initial Class (a)	45,967	1,500,827
VIP Value Portfolio Initial Class (a)	299,631	4,003,065
VIP Value Strategies Portfolio Initial Class (a)	132,859	1,931,763
TOTAL DOMESTIC EQUITY FUNDS
(Cost $28,889,985)		29,925,424

International Equity Funds - 28.2%
VIP Emerging Markets Portfolio Initial Class (a)	472,743	3,848,130
VIP Overseas Portfolio Initial Class (a)	481,902	9,194,682
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $13,182,680)		13,042,812

Bond Funds - 5.8%
VIP High Income Portfolio Initial Class (a)	350,565	1,735,296
VIP Investment Grade Bond Portfolio Initial Class (a)	76,370	944,695
TOTAL BOND FUNDS
(Cost $2,958,630)		2,679,991

Short-Term Funds - 1.3%
VIP Government Money Market Portfolio Initial Class 0.05% (a)(b)
(Cost $613,131)	613,131	613,131
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $45,644,426)		46,261,358
NET OTHER ASSETS (LIABILITIES) - 0.0%		(4,178)
NET ASSETS - 100%		$46,257,180

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
(VIP Government Money Market Portfolio Initial Class was formerly known as VIP Money Market Portfolio Initial Class)

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Initial Class	$4,140,749	$2,472,251	$931,057	$ 55,960	$5,247,350
VIP Emerging Markets Portfolio Initial Class	2,674,158	2,404,259	780,748	23,525	3,848,130
VIP Equity-Income Portfolio Initial Class	4,355,995	2,908,709	887,018	184,603	5,537,158
VIP Government Money Market Portfolio Initial Class 0.05%	--	733,894	120,763	124	613,131
VIP Growth & Income Portfolio Initial Class	4,968,899	2,950,131	1,126,746	137,624	6,243,507
VIP Growth Portfolio Initial Class	4,235,604	2,131,400	1,085,413	14,191	5,461,754
VIP High Income Portfolio Initial Class	1,408,220	943,356	417,014	121,138	1,735,296
VIP Investment Grade Bond Portfolio Initial Class	1,130,954	601,780	759,484	25,282	944,695
VIP Mid Cap Portfolio Initial Class	1,207,567	731,462	249,863	7,921	1,500,827
VIP Overseas Portfolio Initial Class	7,602,926	3,992,940	2,542,658	128,888	9,194,682
VIP Value Portfolio Initial Class	3,195,856	2,144,778	664,803	55,916	4,003,065
VIP Value Strategies Portfolio Initial Class	1,561,446	778,093	311,636	23,932	1,931,763
Total	$36,482,374	$22,793,053	$9,877,203	$779,104	$46,261,358

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2040 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (cost $45,644,426) — See accompanying schedule		$46,261,358
Receivable for investments sold		169,894
Receivable for fund shares sold		79,196
Total assets		46,510,448
Liabilities
Payable for investments purchased	$319
Payable for fund shares redeemed	248,772
Distribution and service plan fees payable	4,177
Total liabilities		253,268
Net Assets		$46,257,180
Net Assets consist of:
Paid in capital		$44,283,183
Accumulated undistributed net realized gain (loss) on investments		1,357,065
Net unrealized appreciation (depreciation) on investments		616,932
Net Assets		$46,257,180
Initial Class:
Net Asset Value, offering price and redemption price per share ($15,387,980 ÷ 845,904 shares)		$18.19
Service Class:
Net Asset Value, offering price and redemption price per share ($18,401,265 ÷ 1,012,731 shares)		$18.17
Service Class 2:
Net Asset Value, offering price and redemption price per share ($12,467,935 ÷ 688,230 shares)		$18.12

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Income distributions from underlying funds		$779,104
Expenses
Distribution and service plan fees	$45,460
Independent trustees' compensation	172
Total expenses before reductions	45,632
Expense reductions	(172)	45,460
Net investment income (loss)		733,644
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	(196,576)
Capital gain distributions from underlying funds	1,957,762
Total net realized gain (loss)		1,761,186
Change in net unrealized appreciation (depreciation) on underlying funds		(2,940,295)
Net gain (loss)		(1,179,109)
Net increase (decrease) in net assets resulting from operations		$(445,465)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$733,644	$518,447
Net realized gain (loss)	1,761,186	224,362
Change in net unrealized appreciation (depreciation)	(2,940,295)	639,214
Net increase (decrease) in net assets resulting from operations	(445,465)	1,382,023
Distributions to shareholders from net investment income	(734,120)	(517,725)
Distributions to shareholders from net realized gain	(287,093)	(465,973)
Total distributions	(1,021,213)	(983,698)
Share transactions - net increase (decrease)	11,244,253	13,928,833
Total increase (decrease) in net assets	9,777,575	14,327,158
Net Assets
Beginning of period	36,479,605	22,152,447
End of period (including undistributed net investment income of $0 and $723, respectively)	$46,257,180	$36,479,605

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom 2040 Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$18.66	$18.35	$15.03	$13.16	$14.02
Income from Investment Operations
Net investment income (loss)A	.34	.34	.38	.42	.35
Net realized and unrealized gain (loss)	(.38)	.56	3.41	1.81	(.91)
Total from investment operations	(.04)	.90	3.79	2.23	(.56)
Distributions from net investment income	(.31)	(.28)	(.27)	(.29)	(.27)
Distributions from net realized gain	(.12)	(.31)	(.19)	(.07)	(.02)
Total distributions	(.43)	(.59)	(.47)B	(.36)	(.30)C
Net asset value, end of period	$18.19	$18.66	$18.35	$15.03	$13.16
Total ReturnD,E	(.26)%	4.91%	25.29%	16.95%	(4.02)%
Ratios to Average Net AssetsF,G
Expenses before reductionsH	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.80%	1.82%	2.26%	2.91%	2.50%
Supplemental Data
Net assets, end of period (000 omitted)	$15,388	$15,234	$10,262	$3,369	$1,559
Portfolio turnover rateF	23%	19%	36%	39%	42%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.47 per share is comprised of distributions from net investment income of $.272 and distributions from net realized gain of $.193 per share.

 C Total distributions of $.30 per share is comprised of distributions from net investment income of .274 and distributions from net realized gain of $.022 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 H Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom 2040 Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$18.64	$18.33	$15.02	$13.15	$14.02
Income from Investment Operations
Net investment income (loss)A	.32	.32	.36	.41	.33
Net realized and unrealized gain (loss)	(.38)	.56	3.40	1.81	(.91)
Total from investment operations	(.06)	.88	3.76	2.22	(.58)
Distributions from net investment income	(.29)	(.27)	(.26)	(.28)	(.26)
Distributions from net realized gain	(.12)	(.31)	(.19)	(.07)	(.02)
Total distributions	(.41)	(.57)B	(.45)	(.35)	(.29)C
Net asset value, end of period	$18.17	$18.64	$18.33	$15.02	$13.15
Total ReturnD,E	(.35)%	4.83%	25.16%	16.88%	(4.17)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.70%	1.72%	2.16%	2.81%	2.41%
Supplemental Data
Net assets, end of period (000 omitted)	$18,401	$12,905	$9,076	$4,600	$1,058
Portfolio turnover rateF	23%	19%	36%	39%	42%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.57 per share is comprised of distributions from net investment income of $.266 and distributions from net realized gain of $.305 per share.

 C Total distributions of $.29 per share is comprised of distributions from net investment income of $.264 and distributions from net realized gain of $.022 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom 2040 Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$18.59	$18.29	$15.00	$13.15	$14.02
Income from Investment Operations
Net investment income (loss)A	.29	.29	.34	.39	.32
Net realized and unrealized gain (loss)	(.38)	.56	3.39	1.79	(.92)
Total from investment operations	(.09)	.85	3.73	2.18	(.60)
Distributions from net investment income	(.27)	(.25)	(.25)	(.27)	(.24)
Distributions from net realized gain	(.12)	(.31)	(.19)	(.07)	(.02)
Total distributions	(.38)B	(.55)C	(.44)	(.33)D	(.27)E
Net asset value, end of period	$18.12	$18.59	$18.29	$15.00	$13.15
Total ReturnF,G	(.49)%	4.70%	24.99%	16.64%	(4.32)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.55%	1.57%	2.01%	2.66%	2.25%
Supplemental Data
Net assets, end of period (000 omitted)	$12,468	$8,341	$2,815	$581	$137
Portfolio turnover rateH	23%	19%	36%	39%	42%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.38 per share is comprised of distributions from net investment income of $.268 and distributions from net realized gain of $.116 per share.

 C Total distributions of $.55 per share is comprised of distributions from net investment income of $.249 and distributions from net realized gain of $.305 per share.

 D Total distributions of $.33 per share is comprised of distributions from net investment income of $.265 and distributions from net realized gain of $.069 per share.

 E Total distributions of $.27 per share is comprised of distributions from net investment income of $.243 and distributions from net realized gain of $.022 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Amounts do not include the activity of the Underlying Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2045 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	11.4	11.3
VIP Equity-Income Portfolio Initial Class	12.0	11.9
VIP Growth & Income Portfolio Initial Class	13.5	13.5
VIP Growth Portfolio Initial Class	11.8	11.6
VIP Mid Cap Portfolio Initial Class	3.2	3.3
VIP Value Portfolio Initial Class	8.6	8.7
VIP Value Strategies Portfolio Initial Class	4.2	4.2
	64.7	64.5
International Equity Funds
VIP Emerging Markets Portfolio Initial Class	8.3	8.2
VIP Overseas Portfolio Initial Class	19.9	19.9
	28.2	28.1
Bond Funds
VIP High Income Portfolio Initial Class	3.8	4.0
VIP Investment Grade Bond Portfolio Initial Class	2.0	2.1
	5.8	6.1
Short-Term Funds
VIP Government Money Market Portfolio Initial Class 0.05%	1.3	1.3
Net Other Assets (Liabilities)
Net Other Assets	0.0	0.0
	100.0	100.0

VIP Government Money Market Portfolio Initial Class was formerly known as VIP Money Market Portfolio Initial Class

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	64.7%
International Equity Funds	28.2%
Bond Funds	5.8%
Short-Term Funds	1.3%

Six months ago
Domestic Equity Funds	64.5%
International Equity Funds	28.1%
Bond Funds	6.1%
Short-Term Funds	1.3%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2045 Portfolio℠

Investments December 31, 2015

Showing Percentage of Net Assets

Domestic Equity Funds - 64.7%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	41,153	$1,395,911
VIP Equity-Income Portfolio Initial Class (a)	71,724	1,467,471
VIP Growth & Income Portfolio Initial Class (a)	87,903	1,659,610
VIP Growth Portfolio Initial Class (a)	22,075	1,451,452
VIP Mid Cap Portfolio Initial Class (a)	12,200	398,334
VIP Value Portfolio Initial Class (a)	79,496	1,062,071
VIP Value Strategies Portfolio Initial Class (a)	35,165	511,292
TOTAL DOMESTIC EQUITY FUNDS
(Cost $7,966,817)		7,946,141

International Equity Funds - 28.2%
VIP Emerging Markets Portfolio Initial Class (a)	125,547	1,021,953
VIP Overseas Portfolio Initial Class (a)	127,980	2,441,862
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $3,550,919)		3,463,815

Bond Funds - 5.8%
VIP High Income Portfolio Initial Class (a)	93,075	460,721
VIP Investment Grade Bond Portfolio Initial Class (a)	20,302	251,131
TOTAL BOND FUNDS
(Cost $776,604)		711,852

Short-Term Funds - 1.3%
VIP Government Money Market Portfolio Initial Class 0.05% (a)(b)
(Cost $163,036)	163,036	163,036
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $12,457,376)		12,284,844
NET OTHER ASSETS (LIABILITIES) - 0.0%		(2,463)
NET ASSETS - 100%		$12,282,381

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
(VIP Government Money Market Portfolio Initial Class was formerly known as VIP Money Market Portfolio Initial Class)

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Initial Class	$914,242	$837,993	$256,708	$15,404	$1,395,911
VIP Emerging Markets Portfolio Initial Class	596,334	749,930	215,521	6,376	1,021,953
VIP Equity-Income Portfolio Initial Class	961,856	963,207	254,531	50,554	1,467,471
VIP Government Money Market Portfolio Initial Class 0.05%	79	202,828	39,871	30	163,036
VIP Growth & Income Portfolio Initial Class	1,097,436	1,012,861	318,211	37,873	1,659,610
VIP Growth Portfolio Initial Class	935,225	757,948	291,445	3,910	1,451,452
VIP High Income Portfolio Initial Class	314,400	326,046	123,625	33,159	460,721
VIP Investment Grade Bond Portfolio Initial Class	253,487	188,081	182,548	6,906	251,131
VIP Mid Cap Portfolio Initial Class	266,910	248,545	72,857	2,183	398,334
VIP Overseas Portfolio Initial Class	1,680,108	1,435,700	687,771	35,508	2,441,862
VIP Value Portfolio Initial Class	705,223	725,804	194,111	15,377	1,062,071
VIP Value Strategies Portfolio Initial Class	344,932	283,722	91,059	6,578	511,292
Total	$8,070,232	$7,732,665	$2,728,258	$213,858	$12,284,844

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2045 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (cost $12,457,376) — See accompanying schedule		$12,284,844
Receivable for investments sold		9,011
Receivable for fund shares sold		4,570
Total assets		12,298,425
Liabilities
Payable to custodian bank	$4,547
Payable for fund shares redeemed	9,037
Distribution and service plan fees payable	2,460
Total liabilities		16,044
Net Assets		$12,282,381
Net Assets consist of:
Paid in capital		$12,194,490
Accumulated undistributed net realized gain (loss) on investments		260,423
Net unrealized appreciation (depreciation) on investments		(172,532)
Net Assets		$12,282,381
Initial Class:
Net Asset Value, offering price and redemption price per share ($541,819 ÷ 30,054 shares)		$18.03
Service Class:
Net Asset Value, offering price and redemption price per share ($342,608 ÷ 19,013 shares)		$18.02
Service Class 2:
Net Asset Value, offering price and redemption price per share ($11,397,954 ÷ 634,905 shares)		$17.95

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Income distributions from underlying funds		$213,858
Expenses
Distribution and service plan fees	$25,007
Independent trustees' compensation	41
Total expenses before reductions	25,048
Expense reductions	(41)	25,007
Net investment income (loss)		188,851
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	(127,205)
Capital gain distributions from underlying funds	459,272
Total net realized gain (loss)		332,067
Change in net unrealized appreciation (depreciation) on underlying funds		(662,594)
Net gain (loss)		(330,527)
Net increase (decrease) in net assets resulting from operations		$(141,676)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$188,851	$106,238
Net realized gain (loss)	332,067	48,869
Change in net unrealized appreciation (depreciation)	(662,594)	89,302
Net increase (decrease) in net assets resulting from operations	(141,676)	244,409
Distributions to shareholders from net investment income	(190,223)	(106,045)
Distributions to shareholders from net realized gain	(65,189)	(84,124)
Total distributions	(255,412)	(190,169)
Share transactions - net increase (decrease)	4,610,754	5,080,204
Total increase (decrease) in net assets	4,213,666	5,134,444
Net Assets
Beginning of period	8,068,715	2,934,271
End of period (including undistributed net investment income of $0 and $193, respectively)	$12,282,381	$8,068,715

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom 2045 Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$18.50	$18.18	$14.83	$13.38	$14.61
Income from Investment Operations
Net investment income (loss)A	.38	.40	.52	.44	.27
Net realized and unrealized gain (loss)	(.42)	.50	3.33	1.84	(.89)
Total from investment operations	(.04)	.90	3.85	2.28	(.62)
Distributions from net investment income	(.33)	(.28)	(.29)	(.30)	(.28)
Distributions from net realized gain	(.10)	(.30)	(.21)	(.53)	(.34)
Total distributions	(.43)	(.58)	(.50)	(.83)	(.61)B
Net asset value, end of period	$18.03	$18.50	$18.18	$14.83	$13.38
Total ReturnC,D	(.26)%	4.95%	26.07%	17.33%	(4.41)%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	2.01%	2.14%	3.13%	3.07%	1.88%
Supplemental Data
Net assets, end of period (000 omitted)	$542	$342	$272	$136	$95
Portfolio turnover rateE	26%	19%	42%	16%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.61 per share is comprised of distributions from net investment income of $.279 and distributions from net realized gain of $.335 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 G Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom 2045 Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$18.49	$18.18	$14.83	$13.38	$14.61
Income from Investment Operations
Net investment income (loss)A	.36	.38	.51	.43	.26
Net realized and unrealized gain (loss)	(.42)	.49	3.33	1.83	(.89)
Total from investment operations	(.06)	.87	3.84	2.26	(.63)
Distributions from net investment income	(.31)	(.27)	(.27)	(.29)	(.26)
Distributions from net realized gain	(.10)	(.30)	(.21)	(.53)	(.34)
Total distributions	(.41)	(.56)B	(.49)C	(.81)D	(.60)
Net asset value, end of period	$18.02	$18.49	$18.18	$14.83	$13.38
Total ReturnE,F	(.37)%	4.83%	25.96%	17.24%	(4.52)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.91%	2.04%	3.03%	2.97%	1.78%
Supplemental Data
Net assets, end of period (000 omitted)	$343	$364	$169	$134	$90
Portfolio turnover rateG	26%	19%	42%	16%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.56 per share is comprised of distributions from net investment income of $.266 and distributions from net realized gain of $.298 per share.

 C Total distributions of $.49 per share is comprised of distributions from net investment income of $.271 and distributions from net realized gain of $.214 per share.

 D Total distributions of $.81 per share is comprised of distributions from net investment income of $.289 and distributions from net realized gain of $.525 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Amounts do not include the activity of the Underlying Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom 2045 Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$18.43	$18.13	$14.81	$13.38	$14.61
Income from Investment Operations
Net investment income (loss)A	.33	.35	.49	.41	.23
Net realized and unrealized gain (loss)	(.42)	.49	3.31	1.83	(.88)
Total from investment operations	(.09)	.84	3.80	2.24	(.65)
Distributions from net investment income	(.29)	(.25)	(.27)	(.28)	(.25)
Distributions from net realized gain	(.10)	(.30)	(.21)	(.53)	(.34)
Total distributions	(.39)	(.54)B	(.48)	(.81)	(.58)C
Net asset value, end of period	$17.95	$18.43	$18.13	$14.81	$13.38
Total ReturnD,E	(.53)%	4.68%	25.76%	17.02%	(4.64)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.76%	1.89%	2.88%	2.82%	1.63%
Supplemental Data
Net assets, end of period (000 omitted)	$11,398	$7,363	$2,493	$486	$143
Portfolio turnover rateF	26%	19%	42%	16%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.54 per share is comprised of distributions from net investment income of $.245 and distributions from net realized gain of $.298 per share.

 C Total distributions of $.58 per share is comprised of distributions from net investment income of $.245 and distributions from net realized gain of $.335 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2050 Portfolio℠

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	11.4	11.3
VIP Equity-Income Portfolio Initial Class	12.0	11.9
VIP Growth & Income Portfolio Initial Class	13.5	13.5
VIP Growth Portfolio Initial Class	11.8	11.6
VIP Mid Cap Portfolio Initial Class	3.2	3.3
VIP Value Portfolio Initial Class	8.6	8.7
VIP Value Strategies Portfolio Initial Class	4.2	4.3
	64.7	64.6
International Equity Funds
VIP Emerging Markets Portfolio Initial Class	8.3	8.1
VIP Overseas Portfolio Initial Class	19.9	19.9
	28.2	28.0
Bond Funds
VIP High Income Portfolio Initial Class	3.8	4.0
VIP Investment Grade Bond Portfolio Initial Class	2.0	2.1
	5.8	6.1
Short-Term Funds
VIP Government Money Market Portfolio Initial Class 0.05%	1.3	1.3
Net Other Assets (Liabilities)
Net Other Assets	0.0	0.0
	100.0	100.0

VIP Government Money Market Portfolio Initial Class was formerly known as VIP Money Market Portfolio Initial Class

Asset Allocation (% of fund's net assets)

Period end
Domestic Equity Funds	64.7%
International Equity Funds	28.2%
Bond Funds	5.8%
Short-Term Funds	1.3%

Six months ago
Domestic Equity Funds	64.6%
International Equity Funds	28.0%
Bond Funds	6.1%
Short-Term Funds	1.3%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2050 Portfolio℠

Investments December 31, 2015

Showing Percentage of Net Assets

Domestic Equity Funds - 64.7%
	Shares	Value
VIP Contrafund Portfolio Initial Class (a)	43,261	$1,467,418
VIP Equity-Income Portfolio Initial Class (a)	75,442	1,543,548
VIP Growth & Income Portfolio Initial Class (a)	92,363	1,743,810
VIP Growth Portfolio Initial Class (a)	23,276	1,530,404
VIP Mid Cap Portfolio Initial Class (a)	12,815	418,396
VIP Value Portfolio Initial Class (a)	83,538	1,116,066
VIP Value Strategies Portfolio Initial Class (a)	36,917	536,774
TOTAL DOMESTIC EQUITY FUNDS
(Cost $8,213,301)		8,356,416

International Equity Funds - 28.2%
VIP Emerging Markets Portfolio Initial Class (a)	132,083	1,075,159
VIP Overseas Portfolio Initial Class (a)	134,662	2,569,351
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $3,704,888)		3,644,510

Bond Funds - 5.8%
VIP High Income Portfolio Initial Class (a)	97,779	484,004
VIP Investment Grade Bond Portfolio Initial Class (a)	21,341	263,991
TOTAL BOND FUNDS
(Cost $816,538)		747,995

Short-Term Funds - 1.3%
VIP Government Money Market Portfolio Initial Class 0.05% (a)(b)
(Cost $171,714)	171,714	171,714
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $12,906,441)		12,920,635
NET OTHER ASSETS (LIABILITIES) - 0.0%		(2,062)
NET ASSETS - 100%		$12,918,573

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
(VIP Government Money Market Portfolio Initial Class was formerly known as VIP Money Market Portfolio Initial Class)

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Initial Class	$1,247,615	$808,363	$461,815	$17,371	$1,467,418
VIP Emerging Markets Portfolio Initial Class	807,918	773,440	374,560	7,257	1,075,159
VIP Equity-Income Portfolio Initial Class	1,312,510	952,844	472,907	57,098	1,543,548
VIP Government Money Market Portfolio Initial Class 0.05%	--	229,585	57,871	36	171,714
VIP Growth & Income Portfolio Initial Class	1,497,298	978,257	567,441	42,713	1,743,810
VIP Growth Portfolio Initial Class	1,276,213	698,146	499,477	4,410	1,530,404
VIP High Income Portfolio Initial Class	426,466	318,670	198,828	37,502	484,004
VIP Investment Grade Bond Portfolio Initial Class	343,805	184,848	256,217	7,820	263,991
VIP Mid Cap Portfolio Initial Class	363,275	239,626	129,356	2,458	418,396
VIP Overseas Portfolio Initial Class	2,291,444	1,373,359	1,126,476	40,003	2,569,351
VIP Value Portfolio Initial Class	962,734	719,719	361,982	17,342	1,116,066
VIP Value Strategies Portfolio Initial Class	469,968	270,547	173,983	7,413	536,774
Total	$10,999,246	$7,547,404	$4,680,913	$241,423	$12,920,635

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

VIP Freedom 2050 Portfolio℠

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (cost $12,906,441) — See accompanying schedule		$12,920,635
Receivable for investments sold		11,131
Receivable for fund shares sold		8,114
Total assets		12,939,880
Liabilities
Payable for fund shares redeemed	$19,240
Distribution and service plan fees payable	2,067
Total liabilities		21,307
Net Assets		$12,918,573
Net Assets consist of:
Paid in capital		$12,637,750
Undistributed net investment income		20,030
Accumulated undistributed net realized gain (loss) on investments		246,599
Net unrealized appreciation (depreciation) on investments		14,194
Net Assets		$12,918,573
Initial Class:
Net Asset Value, offering price and redemption price per share ($2,266,056 ÷ 138,032 shares)		$16.42
Service Class:
Net Asset Value, offering price and redemption price per share ($3,003,757 ÷ 183,230 shares)		$16.39
Service Class 2:
Net Asset Value, offering price and redemption price per share ($7,648,760 ÷ 467,688 shares)		$16.35

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Income distributions from underlying funds		$241,423
Expenses
Distribution and service plan fees	$22,733
Independent trustees' compensation	51
Total expenses before reductions	22,784
Expense reductions	(51)	22,733
Net investment income (loss)		218,690
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	(223,550)
Capital gain distributions from underlying funds	570,585
Total net realized gain (loss)		347,035
Change in net unrealized appreciation (depreciation) on underlying funds		(721,553)
Net gain (loss)		(374,518)
Net increase (decrease) in net assets resulting from operations		$(155,828)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$218,690	$147,159
Net realized gain (loss)	347,035	57,571
Change in net unrealized appreciation (depreciation)	(721,553)	159,195
Net increase (decrease) in net assets resulting from operations	(155,828)	363,925
Distributions to shareholders from net investment income	(200,903)	(144,914)
Distributions to shareholders from net realized gain	(80,362)	(119,127)
Total distributions	(281,265)	(264,041)
Share transactions - net increase (decrease)	2,357,902	6,459,204
Total increase (decrease) in net assets	1,920,809	6,559,088
Net Assets
Beginning of period	10,997,764	4,438,676
End of period (including undistributed net investment income of $20,030 and $2,245, respectively)	$12,918,573	$10,997,764

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom 2050 Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$16.86	$16.55	$13.41	$13.34	$15.82
Income from Investment Operations
Net investment income (loss)A	.32	.35	.37	.47	.26
Net realized and unrealized gain (loss)	(.36)	.47	3.16	1.72	(1.03)
Total from investment operations	(.04)	.82	3.53	2.19	(.77)
Distributions from net investment income	(.29)	(.25)	(.22)	(.28)	(.28)
Distributions from net realized gain	(.11)	(.27)	(.18)	(1.84)	(1.43)
Total distributions	(.40)	(.51)B	(.39)C	(2.12)	(1.71)
Net asset value, end of period	$16.42	$16.86	$16.55	$13.41	$13.34
Total ReturnD,E	(.29)%	5.01%	26.44%	17.64%	(4.93)%
Ratios to Average Net AssetsF,G
Expenses before reductionsH	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any	-%	-%	-%	-%	-%
Expenses net of all reductions	-%	-%	-%	-%	-%
Net investment income (loss)	1.89%	2.06%	2.42%	3.57%	1.67%
Supplemental Data
Net assets, end of period (000 omitted)	$2,266	$1,684	$880	$441	$253
Portfolio turnover rateF	37%	22%	59%	24%	92%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.51 per share is comprised of distributions from net investment income of $.248 and distributions from net realized gain of $.266 per share.

 C Total distributions of $.39 per share is comprised of distributions from net investment income of $.218 and distributions from net realized gain of $.175 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

 H Amount represents less than .005%.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom 2050 Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$16.83	$16.54	$13.41	$13.34	$15.82
Income from Investment Operations
Net investment income (loss)A	.31	.33	.35	.46	.25
Net realized and unrealized gain (loss)	(.37)	.46	3.17	1.73	(1.04)
Total from investment operations	(.06)	.79	3.52	2.19	(.79)
Distributions from net investment income	(.27)	(.24)	(.21)	(.27)	(.26)
Distributions from net realized gain	(.11)	(.27)	(.18)	(1.84)	(1.43)
Total distributions	(.38)	(.50)B	(.39)	(2.12)C	(1.69)
Net asset value, end of period	$16.39	$16.83	$16.54	$13.41	$13.34
Total ReturnD,E	(.38)%	4.81%	26.32%	17.59%	(5.06)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.79%	1.96%	2.32%	3.47%	1.57%
Supplemental Data
Net assets, end of period (000 omitted)	$3,004	$2,878	$1,892	$490	$91
Portfolio turnover rateF	37%	22%	59%	24%	92%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.50 per share is comprised of distributions from net investment income of $.236 and distributions from net realized gain of $.266 per share.

 C Total distributions of $2.12 per share is comprised of distributions from net investment income of $.272 and distributions from net realized gain of $1.843 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Amounts do not include the activity of the Underlying Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Freedom 2050 Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$16.80	$16.51	$13.39	$13.33	$15.81
Income from Investment Operations
Net investment income (loss)A	.28	.30	.33	.43	.22
Net realized and unrealized gain (loss)	(.37)	.47	3.16	1.73	(1.02)
Total from investment operations	(.09)	.77	3.49	2.16	(.80)
Distributions from net investment income	(.25)	(.22)	(.19)	(.26)	(.25)
Distributions from net realized gain	(.11)	(.27)	(.18)	(1.84)	(1.43)
Total distributions	(.36)	(.48)B	(.37)	(2.10)	(1.68)
Net asset value, end of period	$16.35	$16.80	$16.51	$13.39	$13.33
Total ReturnC,D	(.58)%	4.71%	26.13%	17.38%	(5.16)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.64%	1.81%	2.17%	3.32%	1.42%
Supplemental Data
Net assets, end of period (000 omitted)	$7,649	$6,436	$1,666	$390	$163
Portfolio turnover rateE	37%	22%	59%	24%	92%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.48 per share is comprised of distributions from net investment income of $.218 and distributions from net realized gain of $.266 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Amounts do not include the activity of the Underlying Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio and VIP Freedom 2050 Portfolio (the Funds) are funds of Variable Insurance Products Fund V (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. The Funds invest primarily in a combination of other VIP equity, bond, and short-term funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each Fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Although not included in each Fund's expenses, each Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
VIP Freedom Income	$37,577,116	$1,281,361	$(1,106,451)	$174,910
VIP Freedom 2005	7,103,791	378,021	(248,478)	129,543
VIP Freedom 2010	275,510,109	26,261,681	(8,933,734)	17,327,947
VIP Freedom 2015	98,025,115	68,932,390	(57,536,128)	11,396,262
VIP Freedom 2020	650,740,666	103,509,318	(23,080,968)	80,428,350
VIP Freedom 2025	105,179,923	13,285,465	(4,300,914)	8,984,551
VIP Freedom 2030	236,592,974	34,817,644	(9,642,416)	25,175,228
VIP Freedom 2035	24,280,018	696,780	(1,412,793)	(716,013)
VIP Freedom 2040	45,976,991	2,708,546	(2,424,179)	284,367
VIP Freedom 2045	12,596,039	468,624	(779,819)	(311,195)
VIP Freedom 2050	13,132,516	598,291	(810,172)	(211,881)

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
VIP Freedom Income	$1,836	$367,649	174,910
VIP Freedom 2005	-	87,942	129,543
VIP Freedom 2010	82,259	6,398,415	17,327,947
VIP Freedom 2015	-	2,802,807	11,396,262
VIP Freedom 2020	-	21,885,989	80,428,350
VIP Freedom 2025	-	3,505,374	8,984,551
VIP Freedom 2030	-	9,968,718	25,175,228
VIP Freedom 2035	826	740,878	(716,013)
VIP Freedom 2040	-	1,690,340	284,367
VIP Freedom 2045	-	399,086	(311,195)
VIP Freedom 2050	20,031	472,674	(211,881)

The tax character of distributions paid was as follows:

December 31, 2015
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Income	$687,552	$–	$687,552
VIP Freedom 2005	151,422	–	151,422
VIP Freedom 2010	5,710,353	–	5,710,353
VIP Freedom 2015	2,387,422	100,887	2,488,309
VIP Freedom 2020	15,684,367	–	15,684,367
VIP Freedom 2025	2,442,559	170,919	2,613,478
VIP Freedom 2030	5,694,576	–	5,694,576
VIP Freedom 2035	444,931	9,873	454,804
VIP Freedom 2040	1,004,597	16,616	1,021,213
VIP Freedom 2045	250,779	4,633	255,412
VIP Freedom 2050	273,376	7,889	281,265

December 31, 2014
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Income	$519,023	$213,860	$732,883
VIP Freedom 2005	160,902	49,746	210,648
VIP Freedom 2010	5,739,394	3,040,743	8,780,137
VIP Freedom 2015	2,321,440	1,421,788	3,743,228
VIP Freedom 2020	15,090,674	9,350,373	24,441,047
VIP Freedom 2025	2,493,078	1,091,371	3,584,449
VIP Freedom 2030	5,893,022	3,015,983	8,909,005
VIP Freedom 2035	295,138	60,318	355,456
VIP Freedom 2040	758,484	225,214	983,698
VIP Freedom 2045	157,061	33,108	190,169
VIP Freedom 2050	220,719	43,322	264,041

VIP Freedom 2040 intends to elect to defer to its next fiscal year $709 of capital losses recognized during the period November 1, 2015 to December 31, 2015.

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, are noted in the table below.

	Purchases ($)	Redemptions ($)
VIP Freedom Income	19,732,838	13,044,866
VIP Freedom 2005	1,867,060	2,822,425
VIP Freedom 2010	67,234,731	56,332,245
VIP Freedom 2015	30,019,619	33,534,326
VIP Freedom 2020	139,793,408	129,309,103
VIP Freedom 2025	37,784,168	22,712,258
VIP Freedom 2030	76,386,130	73,475,002
VIP Freedom 2035	13,966,531	4,199,109
VIP Freedom 2040	22,793,053	9,877,203
VIP Freedom 2045	7,732,665	2,728,258
VIP Freedom 2050	7,547,404	4,680,913

4. Fees and Other Transactions with Affiliates.

Management Fee. Effective October 1, 2015, FMR Co., Inc., an affiliate of Strategic Advisers, Inc. (SAI), replaced SAI as investment adviser to the Funds pursuant to a management contract between the Funds and FMR Co., Inc. The new contract does not impact the Funds' investment process, strategies or management fees. The Funds do not pay any fees for investment management related services.

Other Transactions. The investment adviser has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of each Fund. Pursuant to this agreement, FMR pays all expenses of each Fund, excluding distribution and service fees, compensation of the independent Trustees and certain other expenses such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of each Fund. The Funds do not pay any fees for these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were reallowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

	Service Class	Service Class 2	Total
VIP Freedom Income	$8,847	$30,192	$39,039
VIP Freedom 2005	456	221	677
VIP Freedom 2010	25,581	587,489	613,070
VIP Freedom 2015	16,437	149,294	165,731
VIP Freedom 2020	87,314	1,442,238	1,529,552
VIP Freedom 2025	35,564	128,347	163,911
VIP Freedom 2030	58,524	391,577	450,101
VIP Freedom 2035	1,863	41,530	43,393
VIP Freedom 2040	17,163	28,297	45,460
VIP Freedom 2045	372	24,635	25,007
VIP Freedom 2050	2,811	19,922	22,733

5. Expense Reductions.

FMR voluntarily agreed to reimburse funds to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes of each applicable Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
VIP Freedom Income
Initial Class	-%	$60
Service Class	.10%	35
Service Class 2.25%		49
VIP Freedom 2005
Initial Class	-%	$32
Service Class	.10%	2
Service Class 2.25%		–
VIP Freedom 2010
Initial Class	-%	$140
Service Class	.10%	104
Service Class 2.25%		954
VIP Freedom 2015
Initial Class	-%	$151
Service Class	.10%	67
Service Class 2.25%		243
VIP Freedom 2020
Initial Class	-%	$371
Service Class	.10%	355
Service Class 2.25%		2,345
VIP Freedom 2025
Initial Class	-%	$104
Service Class	.10%	143
Service Class 2.25%		207
VIP Freedom 2030
Initial Class	-%	$281
Service Class	.10%	239
Service Class 2.25%		638
VIP Freedom 2035
Initial Class	-%	$3
Service Class	.10%	7
Service Class 2.25%		65
VIP Freedom 2040
Initial Class	-%	$59
Service Class	.10%	68
Service Class 2.25%		45
VIP Freedom 2045
Initial Class	-%	$2
Service Class	.10%	1
Service Class 2.25%		38
VIP Freedom 2050
Initial Class	-%	$8
Service Class	.10%	12
Service Class 2.25%		31

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
VIP Freedom Income
From net investment income
Initial Class	$262,328	$262,491
Service Class	170,784	88,443
Service Class 2	204,325	112,961
Total	$637,437	$463,895
From net realized gain
Initial Class	$19,906	$154,449
Service Class	13,128	42,797
Service Class 2	17,081	71,742
Total	$50,115	$268,988
VIP Freedom 2005
From net investment income
Initial Class	$125,531	$128,377
Service Class	8,573	6,128
Service Class 2	1,523	1,058
Total	$135,627	$135,563
From net realized gain
Initial Class	$14,560	$70,498
Service Class	1,035	3,684
Service Class 2	200	903
Total	$15,795	$75,085
VIP Freedom 2010
From net investment income
Initial Class	$577,376	$704,165
Service Class	414,530	429,735
Service Class 2	3,864,255	3,113,345
Total	$4,856,161	$4,247,245
From net realized gain
Initial Class	$93,377	$698,347
Service Class	69,574	424,495
Service Class 2	691,241	3,410,050
Total	$854,192	$4,532,892
VIP Freedom 2015
From net investment income
Initial Class	$667,184	$655,980
Service Class	291,636	244,819
Service Class 2	949,214	865,566
Total	$1,908,034	$1,766,365
From net realized gain
Initial Class	$189,896	$691,468
Service Class	83,523	202,514
Service Class 2	306,856	1,082,881
Total	$580,275	$1,976,863
VIP Freedom 2020
From net investment income
Initial Class	$1,662,333	$1,679,710
Service Class	1,701,924	1,185,964
Service Class 2	9,067,466	8,295,972
Total	$12,431,723	$11,161,646
From net realized gain
Initial Class	$393,448	$1,649,471
Service Class	404,517	1,226,045
Service Class 2	2,454,679	10,403,885
Total	$3,252,644	$13,279,401
VIP Freedom 2025
From net investment income
Initial Class	$473,802	$425,688
Service Class	661,964	475,300
Service Class 2	861,551	704,261
Total	$1,997,317	$1,605,249
From net realized gain
Initial Class	$138,753	$504,076
Service Class	194,650	512,120
Service Class 2	282,758	963,004
Total	$616,161	$1,979,200
VIP Freedom 2030
From net investment income
Initial Class	$1,233,440	$1,123,914
Service Class	1,005,250	776,962
Service Class 2	2,023,552	2,041,884
Total	$4,262,242	$3,942,760
From net realized gain
Initial Class	$373,156	$1,285,630
Service Class	313,207	960,757
Service Class 2	745,971	2,719,858
Total	$1,432,334	$4,966,245
VIP Freedom 2035
From net investment income
Initial Class	$25,177	$9,169
Service Class	30,980	23,173
Service Class 2	283,735	166,723
Total	$339,892	$199,065
From net realized gain
Initial Class	$7,250	$11,230
Service Class	10,046	12,893
Service Class 2	97,616	132,268
Total	$114,912	$156,391
VIP Freedom 2040
From net investment income
Initial Class	$257,127	$225,564
Service Class	297,556	183,653
Service Class 2	179,437	108,508
Total	$734,120	$517,725
From net realized gain
Initial Class	$95,975	$206,415
Service Class	115,149	172,404
Service Class 2	75,969	87,154
Total	$287,093	$465,973
VIP Freedom 2045
From net investment income
Initial Class	$9,613	$5,234
Service Class	5,729	5,167
Service Class 2	174,881	95,644
Total	$190,223	$106,045
From net realized gain
Initial Class	$2,892	$4,305
Service Class	1,923	3,986
Service Class 2	60,374	75,833
Total	$65,189	$84,124
VIP Freedom 2050
From net investment income
Initial Class	$38,897	$24,335
Service Class	49,301	39,473
Service Class 2	112,705	81,106
Total	$200,903	$144,914
From net realized gain
Initial Class	$14,034	$19,643
Service Class	18,785	35,809
Service Class 2	47,543	63,675
Total	$80,362	$119,127

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015	2014	2015	2014
VIP Freedom Income
Initial Class
Shares sold	339,365	375,885	$3,775,187	$4,159,554
Reinvestment of distributions	26,086	37,909	282,234	416,940
Shares redeemed	(592,382)	(397,094)	(6,571,758)	(4,398,794)
Net increase (decrease)	(226,931)	16,700	$(2,514,337)	$177,700
Service Class
Shares sold	534,312	313,956	$5,937,119	$3,474,181
Reinvestment of distributions	17,002	11,923	183,912	131,240
Shares redeemed	(201,312)	(180,302)	(2,233,670)	(1,981,326)
Net increase (decrease)	350,002	145,577	$3,887,361	$1,624,095
Service Class 2
Shares sold	757,309	358,308	$8,438,417	$3,948,810
Reinvestment of distributions	20,544	16,846	221,406	184,703
Shares redeemed	(338,685)	(260,148)	(3,743,618)	(2,869,402)
Net increase (decrease)	439,168	115,006	$4,916,205	$1,264,111
VIP Freedom 2005
Initial Class
Shares sold	60,424	111,193	$709,728	$1,282,516
Reinvestment of distributions	12,337	17,218	140,091	198,875
Shares redeemed	(179,193)	(60,760)	(2,077,063)	(703,354)
Net increase (decrease)	(106,432)	67,651	$(1,227,244)	$778,037
Service Class
Shares sold	19,795	49,405	$231,657	$569,553
Reinvestment of distributions	841	845	9,608	9,812
Shares redeemed	(13,086)	(26,163)	(152,657)	(303,043)
Net increase (decrease)	7,550	24,087	$88,608	$276,322
Service Class 2
Shares sold	1,929	1,015	$22,541	$11,729
Reinvestment of distributions	152	170	1,723	1,961
Shares redeemed	(707)	(3,325)	(8,137)	(37,876)
Net increase (decrease)	1,374	(2,140)	$16,127	$(24,186)
VIP Freedom 2010
Initial Class
Shares sold	344,077	817,145	$4,317,350	$10,159,087
Reinvestment of distributions	54,791	113,210	670,753	1,402,512
Shares redeemed	(1,328,939)	(1,057,832)	(16,779,464)	(13,187,201)
Net increase (decrease)	(930,071)	(127,477)	$(11,791,361)	$(1,625,602)
Service Class
Shares sold	252,289	505,198	$3,174,992	$6,309,044
Reinvestment of distributions	39,582	68,995	484,104	854,230
Shares redeemed	(589,582)	(527,518)	(7,419,736)	(6,548,142)
Net increase (decrease)	(297,711)	46,675	$(3,760,640)	$615,132
Service Class 2
Shares sold	2,422,231	1,910,653	$30,376,391	$23,611,898
Reinvestment of distributions	374,338	529,283	4,555,496	6,523,395
Shares redeemed	(1,221,007)	(1,435,390)	(15,302,347)	(17,811,619)
Net increase (decrease)	1,575,562	1,004,546	$19,629,540	$12,323,674
VIP Freedom 2015
Initial Class
Shares sold	420,581	385,733	$5,358,376	$4,842,707
Reinvestment of distributions	69,232	107,592	857,080	1,347,448
Shares redeemed	(739,545)	(660,826)	(9,437,771)	(8,301,187)
Net increase (decrease)	(249,732)	(167,501)	$(3,222,315)	$(2,111,032)
Service Class
Shares sold	498,796	866,111	$6,305,741	$11,001,902
Reinvestment of distributions	30,361	35,692	375,159	447,334
Shares redeemed	(450,970)	(507,284)	(5,724,379)	(6,439,617)
Net increase (decrease)	78,187	394,519	$956,521	$5,009,619
Service Class 2
Shares sold	813,492	1,120,974	$10,278,936	$14,020,798
Reinvestment of distributions	101,931	156,473	1,256,070	1,948,446
Shares redeemed	(1,240,391)	(1,283,440)	(15,651,237)	(16,095,343)
Net increase (decrease)	(324,968)	(5,993)	$(4,116,231)	$(126,099)
VIP Freedom 2020
Initial Class
Shares sold	1,368,062	1,883,216	$17,708,590	$24,061,467
Reinvestment of distributions	163,581	261,587	2,055,781	3,329,180
Shares redeemed	(2,449,771)	(1,436,782)	(31,880,324)	(18,313,542)
Net increase (decrease)	(918,128)	708,021	$(12,115,953)	$9,077,105
Service Class
Shares sold	2,570,538	1,733,219	$33,320,721	$22,273,989
Reinvestment of distributions	168,073	189,965	2,106,441	2,412,009
Shares redeemed	(1,181,862)	(1,139,322)	(15,229,965)	(14,503,262)
Net increase (decrease)	1,556,749	783,862	$20,197,197	$10,182,736
Service Class 2
Shares sold	2,413,177	2,268,817	$31,270,547	$28,790,824
Reinvestment of distributions	921,983	1,479,960	11,522,145	18,699,856
Shares redeemed	(4,868,275)	(4,260,717)	(62,533,680)	(54,144,950)
Net increase (decrease)	(1,533,115)	(511,940)	$(19,740,988)	$(6,654,270)
VIP Freedom 2025
Initial Class
Shares sold	375,179	348,503	$4,976,692	$4,591,726
Reinvestment of distributions	47,214	70,770	612,555	929,764
Shares redeemed	(445,275)	(323,217)	(5,967,956)	(4,281,455)
Net increase (decrease)	(22,882)	96,056	$(378,709)	$1,240,035
Service Class
Shares sold	933,734	1,081,241	$12,363,927	$14,285,176
Reinvestment of distributions	66,146	75,172	856,614	987,420
Shares redeemed	(437,815)	(530,281)	(5,813,665)	(7,054,103)
Net increase (decrease)	562,065	626,132	$7,406,876	$8,218,493
Service Class 2
Shares sold	1,318,158	1,317,051	$17,477,251	$17,273,698
Reinvestment of distributions	88,740	127,758	1,144,309	1,667,265
Shares redeemed	(1,071,673)	(1,261,769)	(14,125,138)	(16,330,517)
Net increase (decrease)	335,225	183,040	$4,496,422	$2,610,446
VIP Freedom 2030
Initial Class
Shares sold	952,711	1,270,289	$12,631,715	$16,571,361
Reinvestment of distributions	125,011	185,629	1,606,596	2,409,544
Shares redeemed	(1,214,789)	(900,927)	(16,182,194)	(11,625,782)
Net increase (decrease)	(137,067)	554,991	$(1,943,883)	$7,355,123
Service Class
Shares sold	1,316,268	972,738	$17,520,725	$12,664,120
Reinvestment of distributions	102,766	134,151	1,318,457	1,737,719
Shares redeemed	(867,757)	(645,163)	(11,431,396)	(8,355,317)
Net increase (decrease)	551,277	461,726	$7,407,786	$6,046,522
Service Class 2
Shares sold	2,996,955	3,438,648	$39,890,524	$43,867,490
Reinvestment of distributions	216,259	368,844	2,769,523	4,761,742
Shares redeemed	(4,280,826)	(2,444,609)	(56,176,082)	(31,799,217)
Net increase (decrease)	(1,067,612)	1,362,883	$(13,516,035)	$16,830,015
VIP Freedom 2035
Initial Class
Shares sold	69,244	30,345	$1,355,411	$588,990
Reinvestment of distributions	1,679	1,049	32,427	20,399
Shares redeemed	(17,459)	(58,809)	(349,771)	(1,144,872)
Net increase (decrease)	53,464	(27,415)	$1,038,067	$(535,483)
Service Class
Shares sold	43,090	84,185	$845,029	$1,630,037
Reinvestment of distributions	2,124	1,834	41,026	36,066
Shares redeemed	(23,646)	(17,080)	(471,066)	(332,033)
Net increase (decrease)	21,568	68,939	$414,989	$1,334,070
Service Class 2
Shares sold	575,880	514,701	$11,361,119	$9,981,898
Reinvestment of distributions	19,826	15,326	381,351	298,991
Shares redeemed	(211,248)	(90,965)	(4,161,335)	(1,764,901)
Net increase (decrease)	384,458	439,062	$7,581,135	$8,515,988
VIP Freedom 2040
Initial Class
Shares sold	210,577	347,127	$4,032,196	$6,459,009
Reinvestment of distributions	19,134	23,119	353,102	431,979
Shares redeemed	(200,035)	(113,362)	(3,816,485)	(2,101,018)
Net increase (decrease)	29,676	256,884	$568,813	$4,789,970
Service Class
Shares sold	535,036	332,214	$10,162,149	$6,217,955
Reinvestment of distributions	22,392	19,073	412,705	356,057
Shares redeemed	(236,839)	(154,261)	(4,513,032)	(2,882,686)
Net increase (decrease)	320,589	197,026	$6,061,822	$3,691,326
Service Class 2
Shares sold	365,794	322,076	$6,983,427	$5,944,430
Reinvestment of distributions	13,903	10,481	255,406	195,662
Shares redeemed	(140,107)	(37,791)	(2,625,215)	(692,555)
Net increase (decrease)	239,590	294,766	$4,613,618	$5,447,537
VIP Freedom 2045
Initial Class
Shares sold	17,269	17,923	$324,086	$331,772
Reinvestment of distributions	684	515	12,505	9,538
Shares redeemed	(6,373)	(14,896)	(120,815)	(269,781)
Net increase (decrease)	11,580	3,542	$215,776	$71,529
Service Class
Shares sold	9,629	11,016	$179,791	$207,804
Reinvestment of distributions	419	493	7,652	9,153
Shares redeemed	(10,722)	(1,138)	(200,928)	(20,656)
Net increase (decrease)	(674)	10,371	$(13,485)	$196,301
Service Class 2
Shares sold	384,866	300,588	$7,194,399	$5,516,130
Reinvestment of distributions	12,916	9,267	235,255	171,477
Shares redeemed	(162,324)	(47,917)	(3,021,191)	(875,233)
Net increase (decrease)	235,458	261,938	$4,408,463	$4,812,374
VIP Freedom 2050
Initial Class
Shares sold	58,084	63,355	$994,708	$1,075,716
Reinvestment of distributions	3,177	2,604	52,931	43,978
Shares redeemed	(23,146)	(19,200)	(396,298)	(324,621)
Net increase (decrease)	38,115	46,759	$651,341	$795,073
Service Class
Shares sold	66,182	78,954	$1,125,460	$1,344,245
Reinvestment of distributions	4,091	4,467	68,086	75,282
Shares redeemed	(58,008)	(26,875)	(980,918)	(448,019)
Net increase (decrease)	12,265	56,546	$212,628	$971,508
Service Class 2
Shares sold	283,095	336,972	$4,830,393	$5,620,131
Reinvestment of distributions	9,649	8,582	160,248	144,781
Shares redeemed	(208,192)	(63,356)	(3,496,708)	(1,072,289)
Net increase (decrease)	84,552	282,198	$1,493,933	$4,692,623
8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds within their principal investment strategies may represent a significant portion of the Underlying Fund's net assets. At the end of the period, the following Funds were the owners of record of 10% or more of the total outstanding shares of the Underlying Funds.

Fund	VIP Freedom 2020 Portfolio Fund	VIP Freedom 2030 Portfolio Fund
VIP Value Portfolio	14%	-%
VIP Emerging Markets Portfolio	24%	10%

The Funds, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following Underlying Funds.

Fund	% of shares held
VIP Value Portfolio	32%
VIP Emerging Markets Portfolio	54%

In addition, at the end of the period the investment adviser or its affiliates were owners of record of more than 10%, respectively, of the outstanding shares of the following Funds:

	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Freedom Income	32%	2	29%
VIP Freedom 2005	91%	–	–%
VIP Freedom 2010	–%	1	83%
VIP Freedom 2015	27%	3	45%
VIP Freedom 2020	–%	1	73%
VIP Freedom 2025	13%	3	60%
VIP Freedom 2030	–%	2	54%
VIP Freedom 2035	–%	4	86%
VIP Freedom 2040	–%	3	76%
VIP Freedom 2045	–%	3	89%
VIP Freedom 2050	–%	4	94%

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and the Shareholders of VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio and VIP Freedom 2050 Portfolio:

We have audited the accompanying statements of assets and liabilities of VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio and VIP Freedom 2050 Portfolio (the Funds), each a fund of the Variable Insurance Products Fund V, including the schedules of investments, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio and VIP Freedom 2050 Portfolio as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 23, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  If the interests of a fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  FMRC has structured the funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FMRC, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Except for Elizabeth S. Acton, John Engler, and Geoffrey A. von Kuhn, each of the Trustees oversees 236 funds. Ms. Acton and Mr. Engler each oversees 228 funds. Mr. von Kuhn oversees 148 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Geoffrey A. von Kuhn (1951)

Year of Election or Appointment: 2015

Trustee

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2007

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity® funds (2008-2009).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2009

Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2014-present), FMR (investment adviser firm, 2014-present), and Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-present) and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Derek L. Young (1964)

Year of Election or Appointment: 2009

Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as an officer of other funds. He is a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of FIAM LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Trustee of certain funds (2012-2015), President of Strategic Advisers, Inc. (2011-2015), Chief Investment Officer of GAA (2009-2011), and as a portfolio manager.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioA	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
VIP Freedom Income
Initial Class	- %
Actual		$1,000.00	$983.60	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
Service Class	.10%
Actual		$1,000.00	$983.60	$.50
Hypothetical-C		$1,000.00	$1,024.70	$.51
Service Class 2.25%
Actual		$1,000.00	$983.00	$1.25
Hypothetical-C		$1,000.00	$1,023.95	$1.28
VIP Freedom 2005
Initial Class	- %
Actual		$1,000.00	$977.80	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
Service Class	.10%
Actual		$1,000.00	$977.80	$.50
Hypothetical-C		$1,000.00	$1,024.70	$.51
Service Class 2.25%
Actual		$1,000.00	$977.10	$1.25
Hypothetical-C		$1,000.00	$1,023.95	$1.28
VIP Freedom 2010
Initial Class	- %
Actual		$1,000.00	$974.00	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
Service Class	.10%
Actual		$1,000.00	$973.70	$.50
Hypothetical-C		$1,000.00	$1,024.70	$.51
Service Class 2.25%
Actual		$1,000.00	$973.00	$1.24
Hypothetical-C		$1,000.00	$1,023.95	$1.28
VIP Freedom 2015
Initial Class	- %
Actual		$1,000.00	$970.70	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
Service Class	.10%
Actual		$1,000.00	$969.70	$.50
Hypothetical-C		$1,000.00	$1,024.70	$.51
Service Class 2.25%
Actual		$1,000.00	$969.70	$1.24
Hypothetical-C		$1,000.00	$1,023.95	$1.28
VIP Freedom 2020
Initial Class	- %
Actual		$1,000.00	$968.50	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
Service Class	.10%
Actual		$1,000.00	$967.50	$.50
Hypothetical-C		$1,000.00	$1,024.70	$.51
Service Class 2.25%
Actual		$1,000.00	$968.00	$1.24
Hypothetical-C		$1,000.00	$1,023.95	$1.28
VIP Freedom 2025
Initial Class	- %
Actual		$1,000.00	$965.60	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
Service Class	.10%
Actual		$1,000.00	$964.60	$.50
Hypothetical-C		$1,000.00	$1,024.70	$.51
Service Class 2.25%
Actual		$1,000.00	$964.50	$1.24
Hypothetical-C		$1,000.00	$1,023.95	$1.28
VIP Freedom 2030
Initial Class	- %
Actual		$1,000.00	$959.70	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
Service Class	.10%
Actual		$1,000.00	$958.70	$.49
Hypothetical-C		$1,000.00	$1,024.70	$.51
Service Class 2.25%
Actual		$1,000.00	$958.10	$1.23
Hypothetical-C		$1,000.00	$1,023.95	$1.28
VIP Freedom 2035
Initial Class	- %
Actual		$1,000.00	$956.20	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
Service Class	.10%
Actual		$1,000.00	$956.20	$.49
Hypothetical-C		$1,000.00	$1,024.70	$.51
Service Class 2.25%
Actual		$1,000.00	$955.40	$1.23
Hypothetical-C		$1,000.00	$1,023.95	$1.28
VIP Freedom 2040
Initial Class	- %
Actual		$1,000.00	$956.40	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
Service Class	.10%
Actual		$1,000.00	$956.00	$.49
Hypothetical-C		$1,000.00	$1,024.70	$.51
Service Class 2.25%
Actual		$1,000.00	$955.60	$1.23
Hypothetical-C		$1,000.00	$1,023.95	$1.28
VIP Freedom 2045
Initial Class	- %
Actual		$1,000.00	$956.50	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
Service Class	.10%
Actual		$1,000.00	$955.90	$.49
Hypothetical-C		$1,000.00	$1,024.70	$.51
Service Class 2.25%
Actual		$1,000.00	$955.20	$1.23
Hypothetical-C		$1,000.00	$1,023.95	$1.28
VIP Freedom 2050
Initial Class	- %
Actual		$1,000.00	$956.30	$-
Hypothetical-C		$1,000.00	$1,025.21	$-
Service Class	.10%
Actual		$1,000.00	$955.90	$.49
Hypothetical-C		$1,000.00	$1,024.70	$.51
Service Class 2.25%
Actual		$1,000.00	$955.10	$1.23
Hypothetical-C		$1,000.00	$1,023.95	$1.28

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Funds in which each Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Freedom Income Portfolio
Initial Class	02/12/2016	02/12/2016	$0.000	$0.107
Service Class	02/12/2016	02/12/2016	$0.000	$0.107
Service Class 2	02/12/2016	02/12/2016	$0.000	$0.107
VIP Freedom 2005 Portfolio
Initial Class	02/12/2016	02/12/2016	$0.000	$0.144
Service Class	02/12/2016	02/12/2016	$0.000	$0.144
Service Class 2	02/12/2016	02/12/2016	$0.000	$0.144
VIP Freedom 2010 Portfolio
Initial Class	02/12/2016	02/12/2016	$0.000	$0.272
Service Class	02/12/2016	02/12/2016	$0.000	$0.272
Service Class 2	02/12/2016	02/12/2016	$0.000	$0.272
VIP Freedom 2015 Portfolio
Initial Class	02/12/2016	02/12/2016	$0.000	$0.323
Service Class	02/12/2016	02/12/2016	$0.000	$0.323
Service Class 2	02/12/2016	02/12/2016	$0.000	$0.323
VIP Freedom 2020 Portfolio
Initial Class	02/12/2016	02/12/2016	$0.000	$0.378
Service Class	02/12/2016	02/12/2016	$0.000	$0.378
Service Class 2	02/12/2016	02/12/2016	$0.000	$0.378
VIP Freedom 2025 Portfolio
Initial Class	02/12/2016	02/12/2016	$0.000	$0.392
Service Class	02/12/2016	02/12/2016	$0.000	$0.392
Service Class 2	02/12/2016	02/12/2016	$0.000	$0.392
VIP Freedom 2030 Portfolio
Initial Class	02/12/2016	02/12/2016	$0.000	$0.482
Service Class	02/12/2016	02/12/2016	$0.000	$0.482
Service Class 2	02/12/2016	02/12/2016	$0.000	$0.482
VIP Freedom 2035 Portfolio
Initial Class	02/12/2016	02/12/2016	$0.001	$0.573
Service Class	02/12/2016	02/12/2016	$0.001	$0.573
Service Class 2	02/12/2016	02/12/2016	$0.001	$0.573
VIP Freedom 2040 Portfolio
Initial Class	02/12/2016	02/12/2016	$0.000	$0.653
Service Class	02/12/2016	02/12/2016	$0.000	$0.653
Service Class 2	02/12/2016	02/12/2016	$0.000	$0.653
VIP Freedom 2045 Portfolio
Initial Class	02/12/2016	02/12/2016	$0.000	$0.566
Service Class	02/12/2016	02/12/2016	$0.000	$0.566
Service Class 2	02/12/2016	02/12/2016	$0.000	$0.566
VIP Freedom 2050 Portfolio
Initial Class	02/12/2016	02/12/2016	$0.026	$0.597
Service Class	02/12/2016	02/12/2016	$0.026	$0.597
Service Class 2	02/12/2016	02/12/2016	$0.026	$0.597

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2015, or, if subsequently determined to be different, the net capital gain of such year.

VIP Freedom Income Portfolio	$367,649
VIP Freedom 2005 Portfolio	$89,023
VIP Freedom 2010 Portfolio	$6,398,415
VIP Freedom 2015 Portfolio	$2,845,175
VIP Freedom 2020 Portfolio	$22,079,540
VIP Freedom 2025 Portfolio	$3,533,252
VIP Freedom 2030 Portfolio	$10,121,111
VIP Freedom 2035 Portfolio	$742,695
VIP Freedom 2040 Portfolio	$1,702,045
VIP Freedom 2045 Portfolio	$400,022
VIP Freedom 2050 Portfolio	$484,939

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:

VIP Freedom Income Portfolio
Initial Class	2.64%
Service Class	2.64%
Service Class 2	2.64%
VIP Freedom 2005 Portfolio
Initial Class	1.63%
Service Class	1.63%
Service Class 2	1.63%
VIP Freedom 2010 Portfolio
Initial Class	1.36%
Service Class	1.36%
Service Class 2	1.36%
VIP Freedom 2015 Portfolio
Initial Class	1.06%
Service Class	1.06%
Service Class 2	1.06%

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	February 2015	December 2015
VIP Freedom Income Portfolio
Initial Class	3%	15%
Service Class	3%	15%
Service Class 2	3%	17%
VIP Freedom 2005 Portfolio
Initial Class	13%	20%
Service Class	13%	21%
Service Class 2	13%	23%
VIP Freedom 2010 Portfolio
Initial Class	6%	24%
Service Class	6%	25%
Service Class 2	6%	27%
VIP Freedom 2015 Portfolio
Initial Class	2%	27%
Service Class	2%	28%
Service Class 2	2%	30%
VIP Freedom 2020 Portfolio
Initial Class	6%	29%
Service Class	6%	30%
Service Class 2	6%	33%
VIP Freedom 2025 Portfolio
Initial Class	0%	32%
Service Class	0%	34%
Service Class 2	0%	36%
VIP Freedom 2030 Portfolio
Initial Class	6%	40%
Service Class	6%	42%
Service Class 2	6%	46%
VIP Freedom 2035 Portfolio
Initial Class	0%	45%
	February 2015	December 2015
Service Class	0%	47%
Service Class 2	0%	50%
VIP Freedom 2040 Portfolio
Initial Class	11%	43%
Service Class	11%	44%
Service Class 2	11%	48%
VIP Freedom 2045 Portfolio
Initial Class	15%	44%
Service Class	15%	46%
Service Class 2	15%	49%
VIP Freedom 2050 Portfolio
Initial Class	11%	46%
Service Class	11%	48%
Service Class 2	11%	51%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP Freedom Income Portfolio
Initial Class	02/13/2015	$0.00	$0.00
	12/29/2015	$0.01	$0.00
Service Class	02/13/2015	$0.00	$0.00
	12/29/2015	$0.01	$0.00
Service Class 2	02/13/2015	$0.00	$0.00
	12/29/2015	$0.01	$0.00
VIP Freedom 2005 Portfolio
Initial Class	02/13/2015	$0.00	$0.00
	12/29/2015	$0.02	$0.00
Service Class	02/13/2015	$0.00	$0.00
	12/29/2015	$0.02	$0.00
Service Class 2	02/13/2015	$0.00	$0.00
	12/29/2015	$0.02	$0.00
VIP Freedom 2010 Portfolio
Initial Class	02/13/2015	$0.00	$0.00
	12/29/2015	$0.03	$0.00
Service Class	02/13/2015	$0.00	$0.00
	12/29/2015	$0.02	$0.00
Service Class 2	02/13/2015	$0.00	$0.00
	12/29/2015	$0.02	$0.00
VIP Freedom 2015 Portfolio
Initial Class	02/13/2015	$0.00	$0.00
	12/29/2015	$0.03	$0.00
Service Class	02/13/2015	$0.00	$0.00
	12/29/2015	$0.03	$0.00
Service Class 2	02/13/2015	$0.00	$0.00
	12/29/2015	$0.03	$0.00
VIP Freedom 2020 Portfolio
Initial Class	02/13/2015	$0.00	$0.00
	12/29/2015	$0.04	$0.00
Service Class	02/13/2015	$0.00	$0.00
	12/29/2015	$0.03	$0.00
Service Class 2	02/13/2015	$0.00	$0.00
	12/29/2015	$0.03	$0.00
VIP Freedom 2025 Portfolio
Initial Class	02/13/2015	$0.00	$0.00
	12/29/2015	$0.04	$0.00
Service Class	02/13/2015	$0.00	$0.00
	12/29/2015	$0.04	$0.00
Service Class 2	02/13/2015	$0.00	$0.00
	12/29/2015	$0.04	$0.00
VIP Freedom 2030 Portfolio
Initial Class	02/13/2015	$0.00	$0.00
	12/29/2015	$0.05	$0.00
Service Class	02/13/2015	$0.00	$0.00
	12/29/2015	$0.05	$0.00
Service Class 2	02/13/2015	$0.00	$0.00
	12/29/2015	$0.04	$0.00
VIP Freedom 2035 Portfolio
Initial Class	02/13/2015	$0.00	$0.00
	12/29/2015	$0.08	$0.01
Service Class	02/13/2015	$0.00	$0.00
	12/29/2015	$0.08	$0.01
Service Class 2	02/13/2015	$0.00	$0.00
	12/29/2015	$0.07	$0.01
VIP Freedom 2040 Portfolio
Initial Class	02/13/2015	$0.00	$0.00
	12/29/2015	$0.07	$0.01
Service Class	02/13/2015	$0.00	$0.00
	12/29/2015	$0.07	$0.01
Service Class 2	02/13/2015	$0.00	$0.00
	12/29/2015	$0.07	$0.01
VIP Freedom 2045 Portfolio
Initial Class	02/13/2015	$0.00	$0.00
	12/29/2015	$0.08	$0.01
Service Class	02/13/2015	$0.00	$0.00
	12/29/2015	$0.08	$0.01
Service Class 2	02/13/2015	$0.00	$0.00
	12/29/2015	$0.07	$0.01
VIP Freedom 2050 Portfolio
Initial Class	02/13/2015	$0.00	$0.00
	12/29/2015	$0.08	$0.01
Service Class	02/13/2015	$0.00	$0.00
	12/29/2015	$0.07	$0.01
Service Class 2	02/13/2015	$0.00	$0.00
	12/29/2015	$0.07	$0.01

Board Approval of Investment Advisory Contracts and Management Fees

VIP Freedom Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the management and administration arrangements for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the contract arrangements throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of each fund's management and administration arrangements, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of each fund's management and administration arrangements. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of each fund's management and administration arrangements. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the management and administration arrangements. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2015 meeting, the Board unanimously determined to approve an amended and restated management contract (Advisory Contract) and administration agreement for each fund to reflect the fact that, effective October 1, 2015, FMR Co., Inc. (FMRC), an affiliate of Strategic Advisers, Inc. (Strategic Advisers) and Fidelity Management & Research Company (FMR), would assume the duties and rights of Strategic Advisers under the fund's then current management contract. The Board noted that, with the exception of the date, term, and entity name, the terms of each fund's management contract, including the lack of fees payable thereunder, would not change as a result of the approval of the Advisory Contract. The Board considered that FMRC would render the same services to the funds under the Advisory Contracts that Strategic Advisers rendered to the funds under the then current management contracts. The Board also considered that approval of the Advisory Contracts would not result in any changes to (i) the investment process or strategies employed in the management of the funds' assets; or (ii) the day-to-day management of the funds or the persons primarily responsible for such management. As a result, the Board considered that its prior experience with Strategic Advisers as investment adviser for the funds was relevant to its consideration of the Advisory Contracts.

In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Advisory Contract was in the best interests of each fund and its shareholders and that the fact that no fees are payable under the Advisory Contracts was fair and reasonable. The Board's decision to approve the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. In reaching its determination, the Board was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel that provide services to the funds, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which each fund invests. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the then current management contract (and to be performed under the Advisory Contract) and under separate agreements covering administration, transfer agency, and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history, and noted that the approval of the Advisory Contract for each fund would not result in any changes to the fund's investment strategy or the personnel responsible for providing advisory services to the fund.

The Board took into account discussions with representatives of the investment adviser about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the investment adviser the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses, including acquired fund fees and expenses, but after transaction costs, if any) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; the extent to which particular underlying funds affected performance; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the funds did not pay Strategic Advisers, and would not pay FMRC, a management fee for investment advisory services, and that each fund bears indirectly the fees and expenses, including the management fees, paid by the underlying Fidelity funds in which it invests. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

VIP Freedom 2005 Portfolio

VIP Freedom 2010 Portfolio

VIP Freedom 2015 Portfolio

VIP Freedom 2020 Portfolio

VIP Freedom 2025 Portfolio

VIP Freedom 2030 Portfolio

VIP Freedom 2035 Portfolio

VIP Freedom 2040 Portfolio

VIP Freedom 2045 Portfolio

VIP Freedom 2050 Portfolio

VIP Freedom Income Portfolio

The Board noted that each fund's management fee rate of 0.00% ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board further noted that many peer funds pay fund-level expenses, including management fees, to which the funds are not subject.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures, and that while the funds do not pay a management fee, they indirectly bear a portion of the management fees paid by the Fidelity funds in which they invest, some of which are subject to the group fee. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of each class of each fund, the Board considered fund-paid 12b-1 fees and noted that each fund invests in a class of shares of the underlying Fidelity fund that does not charge a 12b-1 fee to avoid charging fund-paid 12b-1 fees at both fund levels. The Board considered that the funds do not pay transfer agent fees. Instead, the applicable class of each underlying Fidelity fund bears its pro rata portion of each fund's transfer agent fee according to the percentage of each fund's assets invested in that underlying fund. The Board further noted that FMR pays all other expenses of each fund, with limited exceptions.

The Board noted that the total expense ratio of each class of each fund ranked below its competitive median for 2014.

In considering the total expense ratio for each class of each fund, the Board also considered an alternative competitive analysis that included both top level (i.e., direct) fund fees and acquired fund fees and expenses for the class and the other funds and classes in the mapped group. The Board noted that, under this alternative competitive analysis, the total expense ratio of each of Initial Class and Service Class of each fund ranked below its competitive median for 2014. The Board noted that the total expense ratio of Service Class 2 of VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, and VIP Freedom Income Portfolio ranked below its competitive median for 2014 and the total expense ratio of Service Class 2 of each other fund ranked equal to its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the funds invest.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the approval of each fund's Advisory Contract because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions, economies of scale cannot be realized by the funds, but may be realized by the other Fidelity funds in which each fund invests, many of which may benefit from breakpoints under the group fee arrangement.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; and (x) the impact of money market reform on Fidelity's money market funds. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contract should be approved.

Proxy Voting Results

A special meeting of shareholders was held on May 12, 2015. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Elizabeth S. Acton
Affirmative	24,469,831,790.28	97.003
Withheld	756,086,184.43	2.997
TOTAL	25,225,917,974.71	100.000
John Engler
Affirmative	24,404,438,415.74	96.744
Withheld	821,479,558.97	3.256
TOTAL	25,225,917,974.71	100.000
Albert R. Gamper, Jr.
Affirmative	24,431,670,090.08	96.852
Withheld	794,247,884.63	3.148
TOTAL	25,225,917,974.71	100.000
Robert F. Gartland
Affirmative	24,472,637,370.54	97.014
Withheld	753,280,604.17	2.986
TOTAL	25,225,917,974.71	100.000
Abigail P. Johnson
Affirmative	24,442,024,432.82	96.893
Withheld	783,893,541.89	3.107
TOTAL	25,225,917,974.71	100.000
Arthur E. Johnson
Affirmative	24,444,583,833.78	96.903
Withheld	781,334,140.93	3.097
TOTAL	25,225,917,974.71	100.000
Michael E. Kenneally
Affirmative	24,475,874,452.78	97.027
Withheld	750,043,521.93	2.973
TOTAL	25,225,917,974.71	100.000
James H. Keyes
Affirmative	24,434,496,321.71	96.863
Withheld	791,421,653.00	3.137
TOTAL	25,225,917,974.71	100.000
Marie L. Knowles
Affirmative	24,446,177,909.79	96.909
Withheld	779,740,064.92	3.091
TOTAL	25,225,917,974.71	100.000
Geoffrey A. von Kuhn
Affirmative	24,444,403,935.60	96.902
Withheld	781,514,039.11	3.098
TOTAL	25,225,917,974.71	100.000
Proposal 1 reflects trust wide proposal and voting results.

VIPFF2K-ANN-0216
1.826371.111

Fidelity® Variable Insurance Products: Asset Manager Portfolio Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	0.14%	6.09%	5.77%
Service Class	0.03%	5.97%	5.64%
Service Class 2	(0.06)%	5.82%	5.49%
Investor Class	0.07%	6.00%	5.67%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Asset Manager Portfolio - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$17,520	VIP Asset Manager Portfolio - Initial Class
$20,242	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  Largely buoyed by the U.S., developed-markets equities finished 2015 nearly flat overall, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The MSCI World Index returned -0.44% for the 12 months ending December 31, 2015. Modest gains in the first half of the year were quickly erased amid the late-summer rout, but stocks sharply reversed course in October, lifted by the U.S. Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Excess supply of oil and natural gas weighed on commodities, the year’s worst-performing asset class. Lower energy costs and improving wages drove consumer spending, though, helping retailers. Also, low interest rates and pent-up demand boosted global auto sales: December results sent annual totals past the previous record, set in 2000.

The broad Dow Jones U.S. Total Stock Market Index℠ gained 0.44% for the year. Large-cap stocks outpaced small-caps by a comfortable margin, with the S&P 500® and the Russell 2000® Index returning 1.38% and -4.41%, respectively. Meanwhile, non-U.S. developed-markets returned -3.04%, as measured by the MSCI World ex USA Index, and the MSCI Emerging Markets Index returned -14.60%, beset by numerous challenges, U.S.-dollar strengthening throughout the period not the least of them. Globally, growth- led value-oriented stocks across market-cap segments. Outside the U.S., large-caps lagged small-caps substantially.

Looking within the bellwether S&P 500®, the downtrodden energy (-21%), materials (-8%) and utilities (-5%) sectors weighed on the index. Health care (+7%) helped alleviate the pain, and investors’ preference for growth stocks braced technology (+6%), which also benefited from strong fundamentals and attractive relative valuations. This sector performance pattern was generally similar worldwide.

In fixed income, the Barclays® Global Aggregate GDP Weighted Index returned -3.90%, affected in part by the Fed’s first interest-rate hike since 2006. The investment-grade Barclays® U.S. Aggregate Bond Index returned 0.55%; The BofA Merrill Lynch℠ US High Yield Constrained Index, -4.61%. Energy- and commodity-related securities performed worst. U.S. Treasury Inflation-Protected Securities (TIPS) suffered amid stubbornly low inflation. Meanwhile, emerging-markets debt rebounded strongly in the fall, overcoming multiple threats including China’s economic slowdown and currency headwinds.

Comments from Portfolio Manager Geoff Stein:  For the year, the fund's share classes slightly lagged the 0.32% return of the Fidelity Asset Manager 50% Composite Index℠. Relative to the benchmark, asset allocation marginally detracted, whereas security selection contributed, led by U.S. equity stock picks. Asset allocation was hampered by out-of-benchmark exposure to high-yield bonds, as this asset class performed poorly during the second half of the period. Our core equity allocation strategy – overweighting domestic stocks, modestly underweighting foreign developed-markets equities and slightly greater-than-benchmark exposure to emerging markets (EM) stocks – marginally contributed to relative performance. Unfortunately, most of the benefit of this positioning was offset by a double-digit decline in EM equities. The domestic equity subportfolio was the biggest contributor to the fund's relative return, benefiting from solid picks in technology, along with favorable overall positioning in health care and a sizable underweighting in energy. Here, some non-U.S. holdings contributed, despite headwinds from the stronger dollar. Within investment-grade fixed income, our central fund was hurt by exposure to underperforming energy and communications issuers. Additionally, energy holdings within the government agencies sector, as well as an allocation to TIPS further hampered its performance. Effective October 1, 2015, the benchmark for the foreign developed-markets equities component of the fund's Composite benchmark was changed from the MSCI EAFE Index to the MSCI ACWI (All Country World Index) ex USA Index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds.

Top Five Stocks as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	1.4	1.8
Alphabet, Inc. Class A	1.2	0.0
Celgene Corp.	1.1	1.0
Gilead Sciences, Inc.	1.0	1.1
Amazon.com, Inc	0.9	0.0
	5.6

Top Five Bond Issuers as of December 31, 2015

(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Treasury Obligations	7.3	8.9
Fannie Mae	4.6	5.0
Freddie Mac	1.8	1.3
Ginnie Mae	1.2	1.3
Citigroup, Inc.	1.0	1.0
	15.9

Top Five Market Sectors as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	16.6	17.3
Health Care	12.8	15.0
Consumer Discretionary	10.9	12.0
Information Technology	10.0	7.5
Industrials	6.2	6.4

Asset Allocation (% of fund's net assets)

As of December 31, 2015*
Stock Class and Equity Futures**	49.0%
Bond Class	43.2%
Short-Term Class	7.8%

 * Foreign investments - 24.1%

 ** Includes investment in Fidelity® Commodity Strategy Central Fund of 0.4%

As of June 30, 2015*
Stock Class and Equity Futures**	51.4%
Bond Class	44.7%
Short-Term Class	3.9%

 * Foreign investments - 27.0%

 ** Includes investment in Fidelity® Commodity Strategy Central Fund of 0.2%

Asset allocations in the pie charts reflect the categorization of assets as defined in the Fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of future contracts and swap contracts, if applicable.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Commodity Strategy and Money Market Central Funds, is available at advisor.fidelity.com.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 34.3%
	Shares	Value
CONSUMER DISCRETIONARY - 7.2%
Auto Components - 0.1%
Delphi Automotive PLC	14,500	$1,243,085
Automobiles - 0.5%
General Motors Co.	117,800	4,006,378
Tesla Motors, Inc. (a)	6,500	1,560,065
		5,566,443
Hotels, Restaurants & Leisure - 0.6%
Chipotle Mexican Grill, Inc. (a)	11,000	5,278,350
Fiesta Restaurant Group, Inc. (a)	36,900	1,239,840
Papa John's International, Inc.	24,600	1,374,402
		7,892,592
Household Durables - 1.5%
Barratt Developments PLC	224,600	2,072,719
Bellway PLC	46,200	1,931,544
D.R. Horton, Inc.	189,300	6,063,279
KB Home (b)	156,300	1,927,179
PulteGroup, Inc.	251,700	4,485,294
Taylor Morrison Home Corp. (a)	52,000	832,000
Taylor Wimpey PLC	388,600	1,163,507
		18,475,522
Internet & Catalog Retail - 1.7%
Amazon.com, Inc. (a)	16,500	11,152,185
JD.com, Inc. sponsored ADR (a)	41,000	1,322,865
Priceline Group, Inc. (a)	5,300	6,757,235
Vipshop Holdings Ltd. ADR (a)	100,100	1,528,527
		20,760,812
Leisure Products - 0.1%
Vista Outdoor, Inc. (a)	30,100	1,339,751
Media - 0.5%
ITV PLC	563,700	2,298,564
Liberty Global PLC Class C (a)	29,500	1,202,715
Naspers Ltd. Class N	5,800	792,769
Twenty-First Century Fox, Inc. Class B	47,700	1,298,871
		5,592,919
Multiline Retail - 0.1%
Burlington Stores, Inc. (a)	28,100	1,205,490
Specialty Retail - 1.2%
Home Depot, Inc.	49,000	6,480,250
Lowe's Companies, Inc.	84,000	6,387,360
TJX Companies, Inc.	35,300	2,503,123
		15,370,733
Textiles, Apparel & Luxury Goods - 0.9%
Michael Kors Holdings Ltd. (a)	189,563	7,593,894
Pandora A/S	23,900	3,013,404
		10,607,298

TOTAL CONSUMER DISCRETIONARY		88,054,645

CONSUMER STAPLES - 1.2%
Beverages - 0.8%
Monster Beverage Corp.	62,200	9,265,312
Food & Staples Retailing - 0.3%
CVS Health Corp.	32,400	3,167,748
Tobacco - 0.1%
Imperial Tobacco Group PLC	35,287	1,865,701

TOTAL CONSUMER STAPLES		14,298,761

ENERGY - 0.7%
Energy Equipment & Services - 0.2%
Baker Hughes, Inc.	48,600	2,242,890
Independence Contract Drilling, Inc. (a)	40,000	202,000
		2,444,890
Oil, Gas & Consumable Fuels - 0.5%
Chevron Corp.	38,900	3,499,444
Cimarex Energy Co.	13,100	1,170,878
Continental Resources, Inc. (a)	28,100	645,738
EOG Resources, Inc.	14,500	1,026,455
		6,342,515

TOTAL ENERGY		8,787,405

FINANCIALS - 2.0%
Banks - 0.5%
Bank of America Corp.	360,200	6,062,166
Capital Markets - 0.7%
BlackRock, Inc. Class A	7,800	2,656,056
Morgan Stanley	92,600	2,945,606
The Blackstone Group LP	129,200	3,777,808
		9,379,470
Consumer Finance - 0.4%
OneMain Holdings, Inc. (a)	113,500	4,714,790
Diversified Financial Services - 0.3%
McGraw Hill Financial, Inc.	39,900	3,933,342
Real Estate Investment Trusts - 0.1%
American Tower Corp.	8,700	843,465

TOTAL FINANCIALS		24,933,233

HEALTH CARE - 10.2%
Biotechnology - 7.8%
AbbVie, Inc.	81,500	4,828,060
Acorda Therapeutics, Inc. (a)	70,900	3,033,102
Actelion Ltd.	25,367	3,524,583
Alexion Pharmaceuticals, Inc. (a)	57,800	11,025,350
Alnylam Pharmaceuticals, Inc. (a)	16,400	1,543,896
Amgen, Inc.	19,600	3,181,668
Amicus Therapeutics, Inc. (a)	110,800	1,074,760
BioCryst Pharmaceuticals, Inc. (a)	136,600	1,409,712
BioMarin Pharmaceutical, Inc. (a)	44,100	4,619,916
bluebird bio, Inc. (a)	1,900	122,018
Celgene Corp. (a)	115,900	13,880,184
Celldex Therapeutics, Inc. (a)(b)	43,100	675,808
Clovis Oncology, Inc. (a)	16,800	588,000
Genmab A/S (a)	34,900	4,640,445
Gilead Sciences, Inc.	121,600	12,304,704
Heron Therapeutics, Inc. (a)	14,800	395,160
Intercept Pharmaceuticals, Inc. (a)	24,010	3,585,894
Medivation, Inc. (a)	185,800	8,981,572
Medy-Tox, Inc.	2,055	885,954
NantKwest, Inc. (a)(b)	10,200	176,766
Novavax, Inc. (a)	250,500	2,101,695
Regeneron Pharmaceuticals, Inc. (a)	4,700	2,551,489
TESARO, Inc. (a)	20,000	1,046,400
United Therapeutics Corp. (a)	22,200	3,476,742
Vertex Pharmaceuticals, Inc. (a)	52,700	6,631,241
vTv Therapeutics, Inc. Class A (a)	32,500	221,325
		96,506,444
Health Care Equipment & Supplies - 0.2%
Innocoll AG ADR (a)	86,800	720,440
Neovasc, Inc. (a)	65,300	293,850
Nevro Corp. (a)	13,000	877,630
		1,891,920
Health Care Providers & Services - 0.3%
AmSurg Corp. (a)	21,400	1,626,400
Express Scripts Holding Co. (a)	28,800	2,517,408
		4,143,808
Pharmaceuticals - 1.9%
Akorn, Inc. (a)	21,800	813,358
Allergan PLC (a)	18,900	5,906,250
Bristol-Myers Squibb Co.	63,900	4,395,681
Jazz Pharmaceuticals PLC (a)	27,000	3,795,120
Ocular Therapeutix, Inc. (a)	118,900	1,114,093
Pacira Pharmaceuticals, Inc. (a)	19,200	1,474,368
Relypsa, Inc. (a)(b)	57,400	1,626,716
Shire PLC	4,900	336,176
Supernus Pharmaceuticals, Inc. (a)	30,600	411,264
Valeant Pharmaceuticals International, Inc. (Canada) (a)	34,000	3,453,812
		23,326,838

TOTAL HEALTH CARE		125,869,010

INDUSTRIALS - 4.1%
Aerospace & Defense - 1.2%
Huntington Ingalls Industries, Inc.	23,900	3,031,715
The Boeing Co.	75,200	10,873,168
TransDigm Group, Inc. (a)	5,300	1,210,785
		15,115,668
Airlines - 2.7%
American Airlines Group, Inc.	240,600	10,189,410
Delta Air Lines, Inc.	146,625	7,432,421
Norwegian Air Shuttle A/S (a)(b)	20,100	730,128
Southwest Airlines Co.	217,500	9,365,550
United Continental Holdings, Inc. (a)	93,200	5,340,360
		33,057,869
Construction & Engineering - 0.1%
Hyundai Industrial Development & Construction Co.	12,361	403,003
Professional Services - 0.1%
Robert Half International, Inc.	34,600	1,631,044

TOTAL INDUSTRIALS		50,207,584

INFORMATION TECHNOLOGY - 8.5%
Communications Equipment - 0.2%
Arista Networks, Inc. (a)(b)	25,900	2,016,056
Internet Software & Services - 3.4%
58.com, Inc. ADR (a)	34,700	2,288,812
Akamai Technologies, Inc. (a)	18,100	952,603
Alibaba Group Holding Ltd. sponsored ADR (a)	94,000	7,639,380
Alphabet, Inc. Class A (a)	19,300	15,015,593
Cornerstone OnDemand, Inc. (a)	31,400	1,084,242
Facebook, Inc. Class A (a)	95,121	9,955,364
Just Dial Ltd.	29,117	369,004
Tencent Holdings Ltd.	263,000	5,149,536
		42,454,534
IT Services - 1.6%
FleetCor Technologies, Inc. (a)	16,700	2,386,931
MasterCard, Inc. Class A	61,300	5,968,168
PayPal Holdings, Inc. (a)	36,600	1,324,920
Visa, Inc. Class A	130,500	10,120,275
		19,800,294
Semiconductors & Semiconductor Equipment - 1.1%
Avago Technologies Ltd.	24,900	3,614,235
NXP Semiconductors NV (a)	104,700	8,820,975
Qorvo, Inc. (a)	19,700	1,002,730
		13,437,940
Software - 0.8%
Adobe Systems, Inc. (a)	85,600	8,041,264
Atlassian Corp. PLC	3,500	105,280
Fleetmatics Group PLC (a)	29,700	1,508,463
Mobileye NV (a)	12,900	545,412
		10,200,419
Technology Hardware, Storage & Peripherals - 1.4%
Apple, Inc.	158,800	16,715,288
Nimble Storage, Inc. (a)(b)	50,000	460,000
		17,175,288

TOTAL INFORMATION TECHNOLOGY		105,084,531

MATERIALS - 0.2%
Chemicals - 0.2%
LyondellBasell Industries NV Class A	31,000	2,693,900
UTILITIES - 0.2%
Independent Power and Renewable Electricity Producers - 0.2%
Dynegy, Inc. (a)	158,400	2,122,560
TOTAL COMMON STOCKS
(Cost $300,357,637)		422,051,629
	Principal Amount	Value

U.S. Treasury Obligations - 0.3%
U.S. Treasury Bills, yield at date of purchase 0.06% 2/4/16 (c)
(Cost $3,969,773)	3,970,000	3,969,655
	Shares	Value

Fixed-Income Funds - 44.6%
Fidelity Emerging Markets Debt Central Fund (d)	647,107	$5,849,849
Fidelity Floating Rate Central Fund (d)	125,408	12,262,439
Fidelity High Income Central Fund 1 (d)	650,586	58,949,570
Fidelity Inflation-Protected Bond Index Central Fund (a)(d)	362,970	35,375,063
Fidelity VIP Investment Grade Central Fund (d)	4,203,798	435,975,868
TOTAL FIXED-INCOME FUNDS
(Cost $546,271,987)		548,412,789

Money Market Funds - 5.5%
Fidelity Cash Central Fund, 0.33% (e)	61,469,440	61,469,440
Fidelity Money Market Central Fund, 0.55% (e)	2,398,390	2,398,390
Fidelity Securities Lending Cash Central Fund, 0.35% (e)(f)	3,679,033	3,679,033
TOTAL MONEY MARKET FUNDS
(Cost $67,546,863)		67,546,863

Equity Funds - 14.5%
Domestic Equity Funds - 1.5%
Fidelity Commodity Strategy Central Fund (d)	748,647	4,417,018
Fidelity Real Estate Equity Central Fund (d)	137,956	14,123,909

TOTAL DOMESTIC EQUITY FUNDS		18,540,927

International Equity Funds - 13.0%
Fidelity Emerging Markets Equity Central Fund (d)	99,140	17,266,161
Fidelity International Equity Central Fund (d)	1,585,447	118,004,789
iShares MSCI Emerging Markets Index ETF	249,248	8,023,293
iShares S&P 500 Index ETF	83,208	17,046,824

TOTAL INTERNATIONAL EQUITY FUNDS		160,341,067

TOTAL EQUITY FUNDS
(Cost $176,774,968)		178,881,994
TOTAL INVESTMENT PORTFOLIO - 99.2%
(Cost $1,094,921,228)		1,220,862,930
NET OTHER ASSETS (LIABILITIES) - 0.8%		9,715,080
NET ASSETS - 100%		$1,230,578,010

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
205 Eurex Euro Stoxx 50 Index Contracts (Germany)	March 2016	$7,311,763	$201,409

The face value of futures purchased as a percentage of Net Assets is 0.6%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $16,425,872.

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,725,850.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at advisor.fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$106,515
Fidelity Commodity Strategy Central Fund	3,322
Fidelity Emerging Markets Debt Central Fund	423,976
Fidelity Emerging Markets Equity Central Fund	142,264
Fidelity Floating Rate Central Fund	904,723
Fidelity High Income Central Fund 1	3,398,056
Fidelity International Equity Central Fund	5,096,619
Fidelity Money Market Central Fund	5,269
Fidelity Real Estate Equity Central Fund	360,161
Fidelity Securities Lending Cash Central Fund	117,572
Fidelity VIP Investment Grade Central Fund	14,348,233
Total	$24,906,710

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:

Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Commodity Strategy Central Fund	$2,903,260	$2,531,214	$361,729	$4,417,018	1.5%
Fidelity Emerging Markets Debt Central Fund	6,277,486	513,408	661,288	5,849,849	5.7%
Fidelity Emerging Markets Equity Central Fund	24,989,164	13,191,033	19,996,930	17,266,161	5.1%
Fidelity Floating Rate Central Fund	26,416,003	1,220,239	14,741,122	12,262,439	0.8%
Fidelity High Income Central Fund 1	44,761,978	24,696,627	5,521,775	58,949,570	5.4%
Fidelity Inflation-Protected Bond Index Central Fund	15,287,008	22,815,809	2,402,882	35,375,063	5.4%
Fidelity International Equity Central Fund	160,007,751	13,841,403	50,129,614	118,004,789	5.4%
Fidelity Real Estate Equity Central Fund	8,972,891	6,961,401	1,554,137	14,123,909	5.3%
Fidelity VIP Investment Grade Central Fund	487,922,319	80,368,676	119,761,515	435,975,868	9.5%
Total	$777,537,860	$166,139,810	$215,130,992	$702,224,666

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$88,054,645	$84,248,472	$3,806,173	$--
Consumer Staples	14,298,761	14,298,761	--	--
Energy	8,787,405	8,787,405	--	--
Financials	24,933,233	24,933,233	--	--
Health Care	125,869,010	116,481,852	9,387,158	--
Industrials	50,207,584	49,074,453	1,133,131	--
Information Technology	105,084,531	99,565,991	5,518,540	--
Materials	2,693,900	2,693,900	--	--
Utilities	2,122,560	2,122,560	--	--
U.S. Government and Government Agency Obligations	3,969,655	--	3,969,655	--
Fixed-Income Funds	548,412,789	548,412,789	--	--
Money Market Funds	67,546,863	67,546,863	--	--
Equity Funds	178,881,994	178,881,994	--	--
Total Investments in Securities:	$1,220,862,930	$1,197,048,273	$23,814,657	$--
Derivative Instruments:
Assets
Futures Contracts	$201,409	$201,409	$--	$--
Total Assets	$201,409	$201,409	$--	$--
Total Derivative Instruments:	$201,409	$201,409	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$201,409	$0
Total Equity Risk	201,409	0
Total Value of Derivatives	$201,409	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin is presented in the Statement of Assets and Liabilities.

Other Information

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds. Percentages in the below tables are adjusted for the effect of TBA Sale Commitments.

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	15.0%
AAA,AA,A	7.2%
BBB	13.2%
BB	4.9%
B	2.6%
CCC,CC,C	0.5%
D	0.0%
Not Rated	0.1%
Equities	48.4%
Short-Term Investments and Net Other Assets	8.1%
100.0%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Percentages are adjusted for the effect of futures contracts, if applicable.

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	75.9%
United Kingdom	4.2%
Japan	2.0%
Cayman Islands	1.9%
Netherlands	1.6%
Canada	1.3%
Ireland	1.3%
Mexico	1.1%
France	1.0%
Switzerland	1.0%
Others (Individually Less Than 1%)	8.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (including securities loaned of $3,528,059) — See accompanying schedule: Unaffiliated issuers (cost $330,512,535)	$451,091,401
Fidelity Central Funds (cost $764,408,693)	769,771,529
Total Investments (cost $1,094,921,228)		$1,220,862,930
Receivable for investments sold		13,985,472
Receivable for fund shares sold		277,465
Dividends receivable		162,775
Distributions receivable from Fidelity Central Funds		18,284
Prepaid expenses		2,870
Other receivables		58,914
Total assets		1,235,368,710
Liabilities
Payable for investments purchased	$23,593
Payable for fund shares redeemed	227,207
Accrued management fee	514,265
Distribution and service plan fees payable	5,815
Payable for daily variation margin for derivative instruments	129,813
Other affiliated payables	125,807
Other payables and accrued expenses	85,167
Collateral on securities loaned, at value	3,679,033
Total liabilities		4,790,700
Net Assets		$1,230,578,010
Net Assets consist of:
Paid in capital		$1,070,152,861
Distributions in excess of net investment income		(55,704)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		34,333,141
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		126,147,712
Net Assets		$1,230,578,010
Initial Class:
Net Asset Value, offering price and redemption price per share ($1,008,017,559 ÷ 63,962,990 shares)		$15.76
Service Class:
Net Asset Value, offering price and redemption price per share ($5,806,364 ÷ 371,158 shares)		$15.64
Service Class 2:
Net Asset Value, offering price and redemption price per share ($24,519,838 ÷ 1,587,499 shares)		$15.45
Investor Class:
Net Asset Value, offering price and redemption price per share ($192,234,249 ÷ 12,261,006 shares)		$15.68

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Dividends		$4,793,985
Interest		614
Income from Fidelity Central Funds		24,906,710
Total income		29,701,309
Expenses
Management fee	$6,551,728
Transfer agent fees	1,026,924
Distribution and service plan fees	75,482
Accounting and security lending fees	534,938
Custodian fees and expenses	20,964
Independent trustees' compensation	5,636
Appreciation in deferred trustee compensation account	84
Audit	52,278
Legal	11,902
Miscellaneous	74,028
Total expenses before reductions	8,353,964
Expense reductions	(56,800)	8,297,164
Net investment income (loss)		21,404,145
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	44,631,281
Fidelity Central Funds	(16,611,213)
Foreign currency transactions	(66,703)
Futures contracts	2,663,492
Capital gain distributions from Fidelity Central Funds	317,333
Total net realized gain (loss)		30,934,190
Change in net unrealized appreciation (depreciation) on: Investment securities	(48,559,644)
Assets and liabilities in foreign currencies	4,803
Futures contracts	(211,296)
Total change in net unrealized appreciation (depreciation)		(48,766,137)
Net gain (loss)		(17,831,947)
Net increase (decrease) in net assets resulting from operations		$3,572,198

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$21,404,145	$20,727,295
Net realized gain (loss)	30,934,190	78,006,239
Change in net unrealized appreciation (depreciation)	(48,766,137)	(22,425,069)
Net increase (decrease) in net assets resulting from operations	3,572,198	76,308,465
Distributions to shareholders from net investment income	(20,099,593)	(20,072,700)
Distributions to shareholders from net realized gain	(90,567,976)	(62,505,726)
Total distributions	(110,667,569)	(82,578,426)
Share transactions - net increase (decrease)	4,619,610	1,239,935
Total increase (decrease) in net assets	(102,475,761)	(5,030,026)
Net Assets
Beginning of period	1,333,053,771	1,338,083,797
End of period (including distributions in excess of net investment income of $55,704 and undistributed net investment income of $617,520, respectively)	$1,230,578,010	$1,333,053,771

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Asset Manager Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$17.15	$17.24	$15.17	$13.80	$14.54
Income from Investment Operations
Net investment income (loss)A	.27	.27	.23	.23	.28
Net realized and unrealized gain (loss)	(.22)	.72	2.15	1.49	(.66)
Total from investment operations	.05	.99	2.38	1.72	(.38)
Distributions from net investment income	(.26)	(.27)	(.26)	(.24)	(.29)
Distributions from net realized gain	(1.17)	(.81)	(.04)	(.11)	(.07)
Total distributions	(1.44)B	(1.08)	(.31)C	(.35)	(.36)
Net asset value, end of period	$15.76	$17.15	$17.24	$15.17	$13.80
Total ReturnD,E	.14%	5.83%	15.71%	12.48%	(2.56)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.62%	.61%	.62%	.63%	.63%
Expenses net of fee waivers, if any	.62%	.61%	.62%	.63%	.63%
Expenses net of all reductions	.61%	.61%	.61%	.62%	.62%
Net investment income (loss)	1.65%	1.54%	1.40%	1.57%	1.91%
Supplemental Data
Net assets, end of period (000 omitted)	$1,008,018	$1,117,675	$1,160,093	$1,114,021	$1,108,494
Portfolio turnover rateH	39%	30%	41%	47%	56%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.44 per share is comprised of distributions from net investment income of $.263 and distributions from net realized gain of $1.174 per share.

 C Total distributions of $.31 per share is comprised of distributions from net investment income of $.264 and distributions from net realized gain of $.041 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .005% to .15%.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Asset Manager Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$17.03	$17.13	$15.08	$13.71	$14.45
Income from Investment Operations
Net investment income (loss)A	.25	.25	.21	.21	.26
Net realized and unrealized gain (loss)	(.22)	.71	2.13	1.49	(.65)
Total from investment operations	.03	.96	2.34	1.70	(.39)
Distributions from net investment income	(.24)	(.25)	(.24)	(.22)	(.28)
Distributions from net realized gain	(1.17)	(.81)	(.04)	(.11)	(.07)
Total distributions	(1.42)B	(1.06)	(.29)C	(.33)	(.35)
Net asset value, end of period	$15.64	$17.03	$17.13	$15.08	$13.71
Total ReturnD,E	.03%	5.69%	15.53%	12.43%	(2.69)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.72%	.73%	.74%	.74%	.75%
Expenses net of fee waivers, if any	.72%	.73%	.73%	.74%	.74%
Expenses net of all reductions	.72%	.73%	.73%	.73%	.74%
Net investment income (loss)	1.54%	1.43%	1.28%	1.45%	1.79%
Supplemental Data
Net assets, end of period (000 omitted)	$5,806	$6,990	$7,970	$8,429	$8,042
Portfolio turnover rateH	39%	30%	41%	47%	56%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.42 per share is comprised of distributions from net investment income of $.244 and distributions from net realized gain of $1.174 per share.

 C Total distributions of $.29 per share is comprised of distributions from net investment income of $.244 and distributions from net realized gain of $.041 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .005% to .15%.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Asset Manager Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$16.83	$16.94	$14.92	$13.57	$14.30
Income from Investment Operations
Net investment income (loss)A	.23	.22	.18	.19	.24
Net realized and unrealized gain (loss)	(.21)	.70	2.10	1.47	(.65)
Total from investment operations	.02	.92	2.28	1.66	(.41)
Distributions from net investment income	(.22)	(.22)	(.22)	(.19)	(.25)
Distributions from net realized gain	(1.17)	(.81)	(.04)	(.11)	(.07)
Total distributions	(1.40)B	(1.03)	(.26)	(.31)C	(.32)
Net asset value, end of period	$15.45	$16.83	$16.94	$14.92	$13.57
Total ReturnD,E	(.06)%	5.54%	15.34%	12.24%	(2.82)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.87%	.88%	.88%	.89%	.90%
Expenses net of fee waivers, if any	.87%	.88%	.88%	.89%	.89%
Expenses net of all reductions	.87%	.87%	.88%	.88%	.89%
Net investment income (loss)	1.39%	1.28%	1.14%	1.30%	1.64%
Supplemental Data
Net assets, end of period (000 omitted)	$24,520	$28,230	$31,119	$29,966	$32,508
Portfolio turnover rateH	39%	30%	41%	47%	56%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.40 per share is comprised of distributions from net investment income of $.221 and distributions from net realized gain of $1.174 per share.

 C Total distributions of $.31 per share is comprised of distributions from net investment income of $.194 and distributions from net realized gain of $.113 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .005% to .15%.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Asset Manager Portfolio Investor Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$17.07	$17.17	$15.11	$13.74	$14.49
Income from Investment Operations
Net investment income (loss)A	.26	.25	.21	.22	.27
Net realized and unrealized gain (loss)	(.22)	.72	2.14	1.49	(.67)
Total from investment operations	.04	.97	2.35	1.71	(.40)
Distributions from net investment income	(.25)	(.26)	(.25)	(.22)	(.28)
Distributions from net realized gain	(1.17)	(.81)	(.04)	(.11)	(.07)
Total distributions	(1.43)B	(1.07)	(.29)	(.34)C	(.35)
Net asset value, end of period	$15.68	$17.07	$17.17	$15.11	$13.74
Total ReturnD,E	.07%	5.73%	15.62%	12.44%	(2.72)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.70%	.70%	.71%	.71%	.71%
Expenses net of fee waivers, if any	.70%	.70%	.70%	.71%	.71%
Expenses net of all reductions	.69%	.69%	.70%	.70%	.70%
Net investment income (loss)	1.57%	1.46%	1.31%	1.48%	1.82%
Supplemental Data
Net assets, end of period (000 omitted)	$192,234	$180,160	$138,902	$111,985	$103,290
Portfolio turnover rateH	39%	30%	41%	47%	56%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.43 per share is comprised of distributions from net investment income of $.251 and distributions from net realized gain of $1.174 per share.

 C Total distributions of $.34 per share is comprised of distributions from net investment income of $.223 and distributions from net realized gain of $.113 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .005% to .15%.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Asset Manager Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds. Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Commodity Strategy Central Fund	Geode Capital Management, LLC (Geode)	Seeks to provide investment returns that correspond to the performance of the commodities market.	Investment in commodity-related investments through a wholly-owned subsidiary organized under the laws of the Cayman Islands Futures Swaps	.05%
Fidelity Emerging Markets Debt Central Fund	FMR Co., Inc. (FMRC)	Seeks high total return by normally investing in debt securities of issuers in emerging markets and other debt investments that are tied economically to emerging markets.	Foreign Securities Loans & Direct Debt Instruments Restricted Securities	.01%
Fidelity Emerging Markets Equity Central Fund	FMRC	Seeks capital appreciation by investing primarily in equity securities of issuers in emerging markets.	Delayed Delivery & When Issued Securities Foreign Securities Futures	.15%
Fidelity International Equity Central Fund	FMRC	Seeks capital appreciation by investing primarily in non-U.S. based common stocks, including securities of issuers located in emerging markets.	Foreign Securities Futures	.01%
Fidelity Floating Rate Central Fund	FMRC	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity High Income Central Fund 1	FMRC	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Inflation-Protected Bond Index Central Fund	Fidelity Investment Money Management, Inc. (FIMM)	Seeks to provide investment results that correspond to the performance of the inflation-protected United States Treasury market, and may invest in derivatives.		Less than .005%
Fidelity VIP Investment Grade Central Fund	FIMM	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Futures Repurchase Agreements Restricted Securities Swaps	Less than .005%
Fidelity Real Estate Equity Central Fund	FMRC	Seeks above-average income and long-term capital growth by investing primarily in equity securities of issuers in the real estate industry.		.01%
Fidelity Money Market Central Funds	FIMM	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the Fidelity Central Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Fidelity Central Funds' expenses through the impact of these expenses on each Fidelity Central Fund's NAV.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, futures contracts, market discount, foreign currency transactions, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$155,555,899
Gross unrealized depreciation	(32,227,256)
Net unrealized appreciation (depreciation) on securities	$123,328,643
Tax Cost	$1,097,534,287

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$48,627,854
Net unrealized appreciation (depreciation) on securities and other investments	$123,327,329

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$21,644,920	$ 29,064,845
Long-term Capital Gains	89,022,649	53,513,581
Total	$110,667,569	$ 82,578,426

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $2,663,492 and a change in net unrealized appreciation (depreciation) of $(211,296) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Equity and Fixed-Income Central Funds), other than short-term securities, aggregated $486,911,902 and $597,349,997, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .50% of the Fund's average net assets.

The investment adviser pays a portion of the management fees received from the Fund to the Fidelity Central Funds' investment advisers, who are also affiliates, for managing the assets of the Fidelity Central Funds.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$6,506
Service Class 2	68,976
$75,482

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07%(.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$719,157
Service Class	4,496
Service Class 2	18,815
Investor Class	284,456
$1,026,924

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4,594 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,923 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $117,572 including $3,266 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $47,802 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $5,319 and a portion of class-level operating expenses as follows:

Amount
Investor Class	$3,679

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Initial Class	$16,635,429	$16,978,850
Service Class	89,574	99,193
Service Class 2	362,301	361,806
Investor Class	3,012,289	2,632,851
Total	$20,099,593	$20,072,700
From net realized gain
Initial Class	$75,551,716	$53,648,905
Service Class	460,907	372,743
Service Class 2	1,958,727	1,456,505
Investor Class	12,596,626	7,027,573
Total	$90,567,976	$62,505,726

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015	2014	2015	2014
Initial Class
Shares sold	1,672,902	1,808,578	$27,640,893	$31,420,590
Reinvestment of distributions	5,676,691	4,129,526	92,187,145	70,627,755
Shares redeemed	(8,565,186)	(8,040,509)	(141,192,707)	(139,554,070)
Net increase (decrease)	(1,215,593)	(2,102,405)	$(21,364,669)	$(37,505,725)
Service Class
Shares sold	45,400	45,635	$750,309	$786,518
Reinvestment of distributions	34,136	27,797	550,481	471,936
Shares redeemed	(118,820)	(128,226)	(1,951,896)	(2,208,854)
Net increase (decrease)	(39,284)	(54,794)	$(651,106)	$(950,400)
Service Class 2
Shares sold	160,158	254,702	$2,610,339	$4,344,583
Reinvestment of distributions	145,682	108,382	2,321,028	1,818,311
Shares redeemed	(395,476)	(522,612)	(6,360,083)	(8,894,554)
Net increase (decrease)	(89,636)	(159,528)	$(1,428,716)	$(2,731,660)
Investor Class
Shares sold	1,787,640	2,538,511	$29,509,426	$43,815,932
Reinvestment of distributions	967,074	567,223	15,608,915	9,660,424
Shares redeemed	(1,049,116)	(640,042)	(17,054,240)	(11,048,636)
Net increase (decrease)	1,705,598	2,465,692	$28,064,101	$42,427,720

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 37% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 28% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and Shareholders of VIP Asset Manager Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Asset Manager Portfolio (the Fund), a fund of Variable Insurance Products Fund V, including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Asset Manager Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 22, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Elizabeth S. Acton, John Engler, and Geoffrey A. von Kuhn, each of the Trustees oversees 236 funds. Ms. Acton and Mr. Engler each oversees 228 funds. Mr. von Kuhn oversees 148 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Geoffrey A. von Kuhn (1951)

Year of Election or Appointment: 2015

Trustee

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2007

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity® funds (2008-2009).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2009

Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2014-present), FMR (investment adviser firm, 2014-present), and Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-present) and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Derek L. Young (1964)

Year of Election or Appointment: 2009

Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as an officer of other funds. He is a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of FIAM LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Trustee of certain funds (2012-2015), President of Strategic Advisers, Inc. (2011-2015), Chief Investment Officer of GAA (2009-2011), and as a portfolio manager.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

In addition to the expenses noted below, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year ranged from less than .005% to .22%.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Initial Class	.61%
Actual		$1,000.00	$969.00	$3.03
Hypothetical-C		$1,000.00	$1,022.13	$3.11
Service Class	.71%
Actual		$1,000.00	$968.20	$3.52
Hypothetical-C		$1,000.00	$1,021.63	$3.62
Service Class 2.86%
Actual		$1,000.00	$967.60	$4.27
Hypothetical-C		$1,000.00	$1,020.87	$4.38
Investor Class	.69%
Actual		$1,000.00	$968.70	$3.42
Hypothetical-C		$1,000.00	$1,021.73	$3.52

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP II Asset Manager Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/12/2016	02/12/2016	$0.631
Service Class	02/12/2016	02/12/2016	$0.631
Service Class 2	02/12/2016	02/12/2016	$0.631
Investor Class	02/12/2016	02/12/2016	$0.631

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015, $48,755,314 or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 16%; Service Class designates 17%; Service Class 2 designates 19%; and Investor Class designates 17%; of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Asset Manager Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Asset Manager Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2014 and the total expense ratio of Service Class 2 ranked equal to its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; and (x) the impact of money market reform on Fidelity's money market funds. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on May 12, 2015. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Elizabeth S. Acton
Affirmative	24,469,831,790.28	97.003
Withheld	756,086,184.43	2.997
TOTAL	25,225,917,974.71	100.000
John Engler
Affirmative	24,404,438,415.74	96.744
Withheld	821,479,558.97	3.256
TOTAL	25,225,917,974.71	100.000
Albert R. Gamper, Jr.
Affirmative	24,431,670,090.08	96.852
Withheld	794,247,884.63	3.148
TOTAL	25,225,917,974.71	100.000
Robert F. Gartland
Affirmative	24,472,637,370.54	97.014
Withheld	753,280,604.17	2.986
TOTAL	25,225,917,974.71	100.000
Abigail P. Johnson
Affirmative	24,442,024,432.82	96.893
Withheld	783,893,541.89	3.107
TOTAL	25,225,917,974.71	100.000
Arthur E. Johnson
Affirmative	24,444,583,833.78	96.903
Withheld	781,334,140.93	3.097
TOTAL	25,225,917,974.71	100.000
Michael E. Kenneally
Affirmative	24,475,874,452.78	97.027
Withheld	750,043,521.93	2.973
TOTAL	25,225,917,974.71	100.000
James H. Keyes
Affirmative	24,434,496,321.71	96.863
Withheld	791,421,653.00	3.137
TOTAL	25,225,917,974.71	100.000
Marie L. Knowles
Affirmative	24,446,177,909.79	96.909
Withheld	779,740,064.92	3.091
TOTAL	25,225,917,974.71	100.000
Geoffrey A. von Kuhn
Affirmative	24,444,403,935.60	96.902
Withheld	781,514,039.11	3.098
TOTAL	25,225,917,974.71	100.000
Proposal 1 reflects trust wide proposal and voting results.

VIPAM-ANN-0216
1.540206.118

Fidelity® Variable Insurance Products: Strategic Income Portfolio Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	(1.63)%	3.40%	5.59%
Service Class	(1.73)%	3.30%	5.49%
Service Class 2	(1.94)%	3.15%	5.32%
Investor Class	(1.66)%	3.37%	5.56%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Strategic Income Portfolio - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Universal Bond Index and The BofA Merrill Lynch℠ US High Yield Constrained Index performed over the same period.

Period Ending Values
$17,234	VIP Strategic Income Portfolio - Initial Class
$15,791	Barclays® U.S. Universal Bond Index
$19,335	The BofA Merrill Lynch℠ US High Yield Constrained Index

Effective February 1, 2015, the fund began comparing its performance to the Barclays® U.S. Universal Bond Index rather than The BofA Merrill Lynch℠ US High Yield Constrained Index because the Barclays® U.S. Universal Bond Index conforms more closely to the fund's investment policies.

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending December 31, 2015, the Fidelity Strategic Income Composite Index℠ returned -2.36%. Among the asset classes that make up the Composite index, emerging-markets debt (EMD) fared best, up 1.29% according to the Barclays® Emerging Markets Aggregate USD Bond Index. After a stretch of underperformance, EMD rebounded, benefiting from investor's increasing appetite for risk later in the year. The index was lifted in particular by Argentina and Venezuela, two of the top-performing markets in the EMD universe. Back in the U.S., government bonds and floating-rate high-yield securities also recorded positive results, albeit more modest. Accordingly, the Barclays® U.S. Government Bond Index and the S&P®/LSTA Leveraged Performing Loan Index returned 0.86% and 0.10%, respectively. On the negative side, U.S. high-yield bonds, as measured by The BofA Merrill Lynch℠ US High Yield Constrained Index returned -4.61%. A steep drop in the energy and materials sectors, compounded by market liquidity concerns, drove a sell-off in the high-yield market during the second half of 2015. Turning to foreign developed markets, the Barclays® Global Aggregate Developed Markets GDP Weighted Ex USD Index returned -6.77%. Here, the U.S. dollar's relative strength was a detractor for a large majority of countries and regions.

Comments from Lead Co-Portfolio Manager Joanna Bewick:  The fund’s shares classes outpaced the Composite benchmark through successful security selection within the fund's subportfolios. Specifically, security selection within the high-yield debt sleeve was by far the biggest relative contributor. Both market allocation and security selection significantly helped the subportfolio’s relative performance. Included were several individual holdings in energy, plus an underweighting in this poor-performing sector. An underweighting in metals & mining – another sector hard hit by volatile commodities prices – also was a plus. The emerging-markets and foreign developed-markets debts sleeves also outperformed their respective benchmarks, lifting the fund’s relative results. Meanwhile, the floating-rate high-yield debt subportfolio underperformed its benchmark, which detracted. Asset allocation decisions had mixed results the past year. While an underweighting in U.S. government debt and an overweighting in high-yield debt weighed on relative performance, it helped to underweight foreign developed-markets debt.

Note to shareholders:

On February 1, 2015, Fidelity modified the fund’s Composite benchmark to include a five-percentage-point increase to high-yield debt and a corresponding decrease in U.S. government and investment-grade debt. This was achieved by establishing a new, 5% allocation to floating-rate loans within the fund’s already existing high-yield securities category, while also reducing exposure to investment-grade securities by a corresponding amount.

As a result, the fund’s overall credit quality decreased, but its sensitivity to shifts in interest rates also has been reduced.

The benchmarks for the emerging-markets debt and foreign developed-markets debt sleeves were changed to the Barclays® Emerging Markets Aggregate USD Bond Index and the Barclays® Global Aggregate Developed Markets GDP Weighted Ex USD Index, respectively. We believe these indexes better reflect the broader opportunities available in those markets.

Additionally, the fund’s SEC benchmark became the Barclays® U.S. Universal Bond Index, a multisector fixed-income index that closely aligns with the asset classes in the fund’s investment universe.

Importantly, the fund’s investment approach did not change. We believe these enhancements have improved – and should continue to improve – asset allocation flexibility and help us to take greater advantage of Fidelity’s investment expertise while positioning the fund to meet our shareholders’ expectations.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Top Five Holdings as of December 31, 2015

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Treasury Obligations	13.7	15.1
Japan Government	2.7	2.7
Ginnie Mae guaranteed REMIC pass-thru certificates	2.4	1.6
Freddie Mac	1.8	1.7
T-Mobile U.S.A., Inc.	1.8	1.7
	22.4

Top Five Market Sectors as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	12.8	10.8
Consumer Discretionary	10.7	10.6
Energy	5.9	7.6
Telecommunication Services	5.9	5.3
Information Technology	4.9	4.5

Quality Diversification (% of fund's net assets)

As of December 31, 2015
U.S. Government and U.S. Government Agency Obligations*	20.3%
AAA,AA,A	8.0%
BBB	11.4%
BB	21.3%
B	17.8%
CCC,CC,C	6.1%
Not Rated	4.8%
Other Investments	4.6%
Short-Term Investments and Net Other Assets	5.7%

* Includes NCUA Guaranteed Notes

As of June 30, 2015
U.S. Government and U.S. Government Agency Obligations*	20.5%
AAA,AA,A	10.3%
BBB	8.4%
BB	20.9%
B	19.5%
CCC,CC,C	6.3%
Not Rated	4.8%
Other Investments	5.2%
Short-Term Investments and Net Other Assets	4.1%

* Includes NCUA Guaranteed Notes

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2015*,**
Preferred Securities	3.1%
Corporate Bonds	43.3%
U.S. Government and U.S. Government Agency Obligations***	20.3%
Foreign Government & Government Agency Obligations	15.6%
Bank Loan Obligations	7.3%
Stocks	4.6%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	5.7%

 * Foreign investments - 35.7%

 ** Futures and Swaps - 0.6%

*** Includes NCUA Guaranteed Notes

As of June 30, 2015*,**
Preferred Securities	2.8%
Corporate Bonds	43.3%
U.S. Government and U.S. Government Agency Obligations***	20.5%
Foreign Government & Government Agency Obligations	16.5%
Bank Loan Obligations	7.5%
Stocks	5.2%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	4.1%

 * Foreign investments - 35.2%

 ** Futures and Swaps - 1.2%

 *** Includes NCUA Guaranteed Notes

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com.

Investments December 31, 2015

Showing Percentage of Net Assets

Corporate Bonds - 43.2%
		Principal Amount(a)	Value
Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Auto Components - 0.0%
Exide Technologies 7% 4/30/25 pay-in-kind		$504,704	$343,199
Nonconvertible Bonds - 43.2%
CONSUMER DISCRETIONARY - 7.4%
Auto Components - 0.6%
Affinia Group, Inc. 7.75% 5/1/21		110,000	111,958
Dana Holding Corp.:
5.375% 9/15/21		380,000	377,150
6% 9/15/23		380,000	380,950
Delphi Automotive PLC 1.5% 3/10/25	EUR	450,000	451,675
Delphi Corp. 5% 2/15/23		953,000	1,008,274
Exide Technologies 11% 4/30/20 pay-in-kind		484,776	394,688
International Automotive Components Group SA 9.125% 6/1/18 (b)		495,000	423,225
Lear Corp. 4.75% 1/15/23		665,000	668,325
Schaeffler Holding Finance BV:
6.25% 11/15/19 pay-in-kind (b)(c)		375,000	393,750
6.75% 11/15/22 pay-in-kind (b)(c)		495,000	529,650
Tenedora Nemak SA de CV 5.5% 2/28/23 (b)		1,040,000	1,042,600
Tenneco, Inc. 6.875% 12/15/20		545,000	564,075
Tupy Overseas SA 6.625% 7/17/24 (b)		400,000	349,000
			6,695,320
Automobiles - 0.0%
General Motors Financial Co., Inc. 4.25% 5/15/23		270,000	267,095
Distributors - 0.0%
American Builders & Contractors Supply Co., Inc. 5.625% 4/15/21 (b)		160,000	162,000
LKQ Corp. 4.75% 5/15/23		115,000	107,813
			269,813
Diversified Consumer Services - 0.1%
Laureate Education, Inc. 9.25% 9/1/19 (b)(c)		2,490,000	1,543,800
Hotels, Restaurants & Leisure - 1.0%
24 Hour Holdings III LLC 8% 6/1/22 (b)		220,000	178,750
Arcos Dorados Holdings, Inc. 10.25% 7/13/16 (b)	BRL	3,450,000	800,095
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22		3,605,000	2,956,100
Choice Hotels International, Inc. 5.75% 7/1/22		145,000	155,150
FelCor Lodging LP:
5.625% 3/1/23		440,000	446,600
6% 6/1/25		1,145,000	1,162,175
Landry's Acquisition Co. 9.375% 5/1/20 (b)		95,000	99,988
LTF Merger Sub, Inc. 8.5% 6/15/23 (b)		580,000	553,900
Mohegan Tribal Gaming Authority 11% 9/15/18 pay-in-kind (b)(c)		45,000	44,775
Palace Entertainment Holdings LLC/Corp. 8.875% 4/15/17 (b)		100,000	98,000
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc.:
8% 10/1/20		580,000	551,000
11% 10/1/21		1,455,000	1,320,413
Playa Resorts Holding BV 8% 8/15/20 (b)		1,640,000	1,664,600
RHP Hotel Properties LP/RHP Finance Corp. 5% 4/15/21		460,000	468,050
Six Flags Entertainment Corp. 5.25% 1/15/21 (b)		785,000	794,813
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 3/31/15 (b)(d)		24,461	0
			11,294,409
Household Durables - 0.9%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (b)		335,000	309,875
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (b)		740,000	713,175
Calatlantic Group, Inc.:
8.375% 5/15/18		220,000	245,520
8.375% 1/15/21		420,000	487,200
D.R. Horton, Inc.:
4.375% 9/15/22		565,000	561,469
4.75% 2/15/23		465,000	473,603
5.75% 8/15/23		255,000	271,830
Lennar Corp. 4.5% 11/15/19		425,000	432,172
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.75% 10/15/20		2,555,000	2,598,920
6.875% 2/15/21		565,000	581,950
8.25% 2/15/21 (c)		625,000	601,563
9.875% 8/15/19		121,000	121,908
Springs Industries, Inc. 6.25% 6/1/21		160,000	158,400
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (b)		435,000	429,563
Tempur Sealy International, Inc. 6.875% 12/15/20		210,000	219,975
Toll Brothers Finance Corp.:
4.375% 4/15/23		1,106,000	1,072,820
5.875% 2/15/22		565,000	593,250
TRI Pointe Homes, Inc.:
4.375% 6/15/19		320,000	312,800
5.875% 6/15/24		780,000	758,550
William Lyon Homes, Inc. 8.5% 11/15/20		250,000	264,375
			11,208,918
Internet & Catalog Retail - 0.3%
Netflix, Inc.:
5.375% 2/1/21 (b)		420,000	441,000
5.75% 3/1/24 (b)		612,000	628,830
5.875% 2/15/25 (b)		1,395,000	1,429,875
Priceline Group, Inc. 1.8% 3/3/27	EUR	850,000	817,651
Zayo Group LLC/Zayo Capital, Inc. 6% 4/1/23		580,000	548,100
			3,865,456
Media - 4.1%
Altice SA:
5.375% 7/15/23 (b)		1,000,000	1,002,500
7.625% 2/15/25 (b)		1,585,000	1,367,063
7.75% 5/15/22 (b)		3,275,000	2,955,688
AMC Entertainment, Inc. 5.75% 6/15/25		870,000	874,350
AMC Networks, Inc. 4.75% 12/15/22		320,000	320,000
British Sky Broadcasting Group PLC 1.5% 9/15/21 (Reg. S)	EUR	1,000,000	1,090,556
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.:
5.25% 2/15/22		115,000	117,588
5.625% 2/15/24		1,625,000	1,669,688
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23		1,565,000	1,566,956
5.125% 5/1/23 (b)		720,000	720,000
5.375% 5/1/25 (b)		720,000	716,400
5.75% 9/1/23		500,000	512,500
5.75% 1/15/24		555,000	570,263
6.625% 1/31/22		345,000	363,544
CCOH Safari LLC 5.75% 2/15/26 (b)		1,030,000	1,032,575
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125% 12/15/21 (b)		1,490,000	1,341,000
Cinemark U.S.A., Inc.:
4.875% 6/1/23		525,000	511,875
5.125% 12/15/22		155,000	153,838
Clear Channel Communications, Inc. 14% 2/1/21 pay-in-kind (c)		571,975	151,097
Columbus International, Inc. 7.375% 3/30/21 (b)		400,000	396,000
Comcast Corp. 5.5% 11/23/29	GBP	375,000	670,898
DISH DBS Corp. 5% 3/15/23		1,481,000	1,284,768
DreamWorks Animation SKG, Inc. 6.875% 8/15/20 (b)		245,000	241,325
Gannett Co., Inc.:
4.875% 9/15/21 (b)		410,000	411,025
5.5% 9/15/24 (b)		410,000	410,000
Globo Comunicacao e Participacoes SA:
4.843% 6/8/25 (b)		790,000	711,000
4.875% 4/11/22 (b)		250,000	241,875
Grupo Televisa SA de CV:
4.625% 1/30/26		200,000	197,612
6.125% 1/31/46		205,000	203,791
6.625% 3/18/25		315,000	357,938
Liberty Media Corp.:
8.25% 2/1/30		1,845,000	1,835,775
8.5% 7/15/29		545,000	549,088
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 9.75% 4/1/21 (c)		1,560,000	1,653,600
MDC Partners, Inc. 6.75% 4/1/20 (b)		595,000	612,850
MHGE Parent LLC / MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (b)(c)		1,140,000	1,128,600
Myriad International Holding BV:
5.5% 7/21/25 (b)		400,000	384,813
6% 7/18/20 (b)		220,000	234,065
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (b)		295,000	291,313
Numericable Group SA:
4.875% 5/15/19 (b)		820,000	812,825
6% 5/15/22 (b)		6,120,000	5,936,400
6.25% 5/15/24 (b)		6,405,000	6,180,825
Quebecor Media, Inc. 5.75% 1/15/23		790,000	795,925
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (b)		315,000	318,150
Sinclair Television Group, Inc. 5.375% 4/1/21		520,000	521,300
Sirius XM Radio, Inc.:
4.25% 5/15/20 (b)		650,000	656,500
4.625% 5/15/23 (b)		260,000	254,800
5.25% 8/15/22 (b)		750,000	791,250
5.375% 4/15/25 (b)		620,000	623,875
Starz LLC/Starz Finance Corp. 5% 9/15/19		440,000	445,500
TV Azteca SA de CV 7.5% 5/25/18 (Reg. S)		1,000,000	680,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.5% 1/15/23 (b)		575,000	573,563
VTR Finance BV 6.875% 1/15/24 (b)		830,000	763,600
Wave Holdco LLC/Wave Holdco Corp. 9% 7/15/19 pay-in-kind (b)(c)		120,000	110,820
WMG Acquisition Corp. 5.625% 4/15/22 (b)		115,000	111,838
			48,430,988
Specialty Retail - 0.3%
CST Brands, Inc. 5% 5/1/23		140,000	138,600
Jaguar Land Rover PLC 4.25% 11/15/19 (b)		565,000	570,650
L Brands, Inc.:
5.625% 10/15/23		520,000	551,200
6.875% 11/1/35 (b)		670,000	688,425
L Brands, Inc. 5.625% 2/15/22		685,000	727,813
Sally Holdings LLC 5.625% 12/1/25		525,000	530,250
Sonic Automotive, Inc. 5% 5/15/23		85,000	80,750
			3,287,688
Textiles, Apparel & Luxury Goods - 0.1%
PVH Corp. 4.5% 12/15/22		1,137,000	1,111,418
TOTAL CONSUMER DISCRETIONARY			87,974,905
CONSUMER STAPLES - 2.1%
Beverages - 0.1%
Constellation Brands, Inc.:
3.875% 11/15/19		415,000	426,413
4.75% 11/15/24		560,000	571,200
			997,613
Food & Staples Retailing - 0.7%
BI-LO LLC/BI-LO Finance Corp.:
8.625% 9/15/18 pay-in-kind (b)(c)		790,000	671,500
9.25% 2/15/19 (b)		1,160,000	1,168,700
ESAL GmbH 6.25% 2/5/23 (b)		1,705,000	1,504,663
Hearthside Group Holdings LLC/Hearthside Finance, Inc. 6.5% 5/1/22 (b)		155,000	143,375
Minerva Luxembourg SA 7.75% 1/31/23 (Reg. S)		690,000	648,600
Rite Aid Corp.:
6.125% 4/1/23 (b)		1,155,000	1,195,425
6.75% 6/15/21		1,470,000	1,539,825
9.25% 3/15/20		360,000	380,700
Shearers Foods LLC/Chip Finance Corp. 9% 11/1/19 (b)		152,000	160,170
Tops Holding LLC / Tops Markets II Corp. 8% 6/15/22 (b)		580,000	571,300
			7,984,258
Food Products - 0.9%
B&G Foods, Inc. 4.625% 6/1/21		565,000	559,350
Barry Callebaut Services NV 5.5% 6/15/23 (b)		635,000	666,115
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (b)		590,000	613,600
Gruma S.A.B. de CV 4.875% 12/1/24 (b)		275,000	281,188
JBS Investments GmbH 7.25% 4/3/24 (b)		2,205,000	2,012,063
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (b)		1,030,000	896,100
5.875% 7/15/24 (b)		1,812,000	1,639,860
7.25% 6/1/21 (b)		350,000	347,375
8.25% 2/1/20 (b)		330,000	330,000
Mondelez International, Inc.:
1.625% 3/8/27	EUR	600,000	596,443
2.375% 3/6/35	EUR	200,000	188,196
Pilgrim's Pride Corp. 5.75% 3/15/25 (b)		865,000	841,213
Post Holdings, Inc.:
6% 12/15/22 (b)		290,000	284,200
7.375% 2/15/22		370,000	385,725
7.75% 3/15/24 (b)		465,000	487,088
8% 7/15/25 (b)		230,000	243,800
Sigma Alimentos SA de CV 6.875% 12/16/19 (b)		250,000	271,250
TreeHouse Foods, Inc. 4.875% 3/15/22		200,000	190,500
			10,834,066
Household Products - 0.2%
Edgewell Personal Care Co. 5.5% 6/15/25 (b)		375,000	352,500
Spectrum Brands Holdings, Inc.:
5.75% 7/15/25 (b)		600,000	615,000
6.375% 11/15/20		850,000	903,125
6.625% 11/15/22		175,000	184,625
			2,055,250
Personal Products - 0.2%
First Quality Finance Co., Inc. 4.625% 5/15/21 (b)		135,000	122,850
Prestige Brands, Inc.:
5.375% 12/15/21 (b)		725,000	696,000
8.125% 2/1/20		75,000	77,625
Revlon Consumer Products Corp. 5.75% 2/15/21		1,979,000	1,914,683
			2,811,158
Tobacco - 0.0%
BAT International Finance PLC 2% 3/13/45 (Reg. S)	EUR	300,000	263,986
TOTAL CONSUMER STAPLES			24,946,331
ENERGY - 5.5%
Energy Equipment & Services - 0.2%
Compressco Partners LP/Compressco Finance, Inc. 7.25% 8/15/22		395,000	292,300
Exterran Partners LP/EXLP Finance Corp. 6% 10/1/22		385,000	313,775
Forbes Energy Services Ltd. 9% 6/15/19		350,000	168,000
Forum Energy Technologies, Inc. 6.25% 10/1/21		715,000	593,450
Gulfmark Offshore, Inc. 6.375% 3/15/22		20,000	10,750
Hornbeck Offshore Services, Inc. 5.875% 4/1/20		415,000	286,350
MPLX LP 5.5% 2/15/23 (b)		350,000	306,250
State Oil Co. of Azerbaijan Republic 4.75% 3/13/23 (Reg. S)		400,000	337,906
Summit Midstream Holdings LLC 7.5% 7/1/21		220,000	184,800
Trinidad Drilling Ltd. 7.875% 1/15/19 (b)		140,000	123,200
Unit Corp. 6.625% 5/15/21		120,000	86,400
			2,703,181
Oil, Gas & Consumable Fuels - 5.3%
Access Midstream Partners LP/ACMP Finance Corp.:
4.875% 5/15/23		735,000	595,839
4.875% 3/15/24		315,000	252,391
Afren PLC:
6.625% 12/9/20 (b)(d)		487,918	4,977
10.25% 4/8/19 (Reg. S) (d)		780,669	7,963
American Energy-Permian Basin LLC/ AEPB Finance Corp. 13% 11/30/20 (b)		585,000	605,475
Antero Resources Corp. 5.625% 6/1/23 (b)		525,000	409,500
Carrizo Oil & Gas, Inc.:
6.25% 4/15/23		380,000	307,800
7.5% 9/15/20		245,000	214,069
Chaparral Energy, Inc. 9.875% 10/1/20		135,000	33,750
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6% 12/15/20		695,000	510,825
6.125% 3/1/22		963,000	669,285
6.25% 4/1/23 (b)		1,975,000	1,377,563
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22		1,070,000	1,037,900
Denbury Resources, Inc.:
4.625% 7/15/23		165,000	53,110
5.5% 5/1/22		50,000	16,599
6.375% 8/15/21		440,000	158,400
Eagle Rock Energy Partners LP/Eagle Rock Energy Finance Corp. 8.375% 6/1/19		480,000	100,800
EDC Finance Ltd. 4.875% 4/17/20 (b)		1,600,000	1,402,234
Empresa Nacional de Petroleo 4.75% 12/6/21 (b)		100,000	100,996
Endeavor Energy Resources LP/EER Finance, Inc. 7% 8/15/21 (b)		530,000	471,700
Energy Transfer Equity LP 5.5% 6/1/27		860,000	653,600
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% 9/1/22		60,000	30,600
9.375% 5/1/20		515,000	328,313
EV Energy Partners LP/EV Energy Finance Corp. 8% 4/15/19		482,500	241,250
Genesis Energy LP/Genesis Energy Finance Corp. 5.75% 2/15/21		250,000	211,250
Georgian Oil & Gas Corp. 6.875% 5/16/17 (b)		600,000	604,440
Global Partners LP/GLP Finance Corp.:
6.25% 7/15/22		130,000	104,000
7% 6/15/23		580,000	475,600
Goodrich Petroleum Corp. 8.875% 3/15/18		128,000	5,120
Hiland Partners LP/Finance Corp. 7.25% 10/1/20 (b)		395,000	398,950
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (b)		510,000	423,300
5.75% 10/1/25 (b)		580,000	504,600
7.625% 4/15/21 (b)		380,000	364,800
Holly Energy Partners LP/Holly Finance Corp. 6.5% 3/1/20		485,000	480,150
Indo Energy Finance BV 7% 5/7/18 (b)		200,000	114,149
Jupiter Resources, Inc. 8.5% 10/1/22 (b)		1,295,000	518,000
Kinder Morgan, Inc. 1.5% 3/16/22	EUR	300,000	264,053
Kosmos Energy Ltd. 7.875% 8/1/21 (b)		290,000	233,450
Laredo Petroleum, Inc. 7.375% 5/1/22 (Reg. S)		600,000	552,000
MPLX LP 4.875% 12/1/24 (b)		2,370,000	2,127,075
Newfield Exploration Co.:
5.375% 1/1/26		475,000	375,250
5.625% 7/1/24		75,000	63,938
Noble Energy, Inc. 5.875% 6/1/22		545,000	518,459
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20		235,000	237,350
Nostrum Oil & Gas Finance BV 6.375% 2/14/19 (b)		940,000	732,025
Pacific Rubiales Energy Corp. 7.25% 12/12/21 (b)		2,605,000	521,000
Pan American Energy LLC 7.875% 5/7/21 (b)		255,000	249,263
PBF Holding Co. LLC/PBF Finance Corp.:
7% 11/15/23 (b)		730,000	711,750
8.25% 2/15/20		930,000	962,550
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23		435,000	395,850
Pemex Project Funding Master Trust:
6.625% 6/15/35		1,565,000	1,398,719
8.625% 12/1/23 (c)		250,000	289,375
PetroBakken Energy Ltd. 8.625% 2/1/20 (b)		1,225,000	275,625
Petrobras Global Finance BV:
2.4605% 1/15/19 (c)		1,320,000	1,003,200
3% 1/15/19		1,425,000	1,083,000
6.25% 3/17/24		570,000	408,975
7.25% 3/17/44		270,000	182,250
Petrobras International Finance Co. Ltd.:
5.75% 1/20/20		1,025,000	804,625
5.875% 3/1/18		1,515,000	1,348,350
6.875% 1/20/40		1,760,000	1,144,000
Petroleos de Venezuela SA:
5.375% 4/12/27		930,000	337,125
5.5% 4/12/37		285,000	103,313
6% 5/16/24 (b)		360,000	133,200
6% 11/15/26 (b)		275,000	101,063
8.5% 11/2/17 (b)		4,893,333	2,605,700
9.75% 5/17/35 (b)		1,365,000	566,475
12.75% 2/17/22 (b)		1,055,000	474,750
Petroleos Mexicanos:
3.5% 1/30/23		495,000	431,888
4.875% 1/18/24		570,000	531,525
5.5% 1/21/21		345,000	348,002
5.5% 6/27/44 (b)		530,000	398,740
5.5% 6/27/44		605,000	455,166
6.375% 1/23/45		765,000	647,481
6.5% 6/2/41		1,530,000	1,322,685
6.625% (b)(e)		2,610,000	2,414,250
PT Pertamina Persero:
4.875% 5/3/22 (b)		375,000	359,560
5.25% 5/23/21 (b)		295,000	294,401
6% 5/3/42 (b)		175,000	143,289
6.5% 5/27/41 (b)		915,000	799,548
QEP Resources, Inc. 5.25% 5/1/23		610,000	433,100
Range Resources Corp. 5% 3/15/23		960,000	715,200
Repsol International Finance BV:
2.625% 5/28/20 (Reg. S)	EUR	500,000	553,655
3.625% 10/7/21 (Reg. S)	EUR	600,000	691,792
Rice Energy, Inc.:
6.25% 5/1/22		1,005,000	723,600
7.25% 5/1/23 (b)		510,000	372,300
RSP Permian, Inc. 6.625% 10/1/22		230,000	211,600
Sabine Pass Liquefaction LLC:
5.625% 3/1/25 (b)		2,375,000	2,009,844
5.75% 5/15/24		590,000	513,300
SemGroup Corp. 7.5% 6/15/21		440,000	393,800
Sibur Securities Ltd. 3.914% 1/31/18 (b)		525,000	509,292
SM Energy Co. 5.625% 6/1/25		280,000	184,800
Southern Star Central Corp. 5.125% 7/15/22 (b)		320,000	264,000
Sunoco LP / Sunoco Finance Corp. 6.375% 4/1/23 (b)		405,000	380,700
Teekay Corp.:
8.5% 1/15/20 (b)		585,000	394,875
8.5% 1/15/20		295,000	199,125
Teine Energy Ltd. 6.875% 9/30/22 (b)		590,000	474,950
Tennessee Gas Pipeline Co. 7.625% 4/1/37		50,000	48,699
Tesoro Corp.:
4.25% 10/1/17		305,000	311,863
5.125% 4/1/24		60,000	59,700
5.375% 10/1/22		345,000	345,863
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.5% 10/15/19 (b)		320,000	310,400
5.875% 10/1/20		197,000	189,120
6.125% 10/15/21		420,000	399,000
6.25% 10/15/22 (b)		2,160,000	2,046,600
Transportadora de Gas del Sur SA 9.625% 5/14/20 (b)		1,413,395	1,445,196
Western Refining Logistics LP/WNRL Finance Co. 7.5% 2/15/23		530,000	506,150
Western Refining, Inc. 6.25% 4/1/21		1,440,000	1,382,400
WPX Energy, Inc. 6% 1/15/22		690,000	483,000
YPF SA:
8.5% 7/28/25 (b)		680,000	647,700
8.75% 4/4/24 (b)		1,430,000	1,387,100
8.875% 12/19/18 (b)		795,000	803,944
Zhaikmunai International BV 7.125% 11/13/19 (b)		1,175,000	913,563
			62,445,822
TOTAL ENERGY			65,149,003
FINANCIALS - 9.7%
Banks - 3.8%
ABN AMRO Bank NV 7.125% 7/6/22	EUR	600,000	818,135
Allied Irish Banks PLC 2.75% 4/16/19 (Reg. S)	EUR	600,000	685,460
Banco de Galicia y Buenos Aires SA 16% 1/1/19 (Reg. S)		296,145	298,736
Banco Hipotecario SA 9.75% 11/30/20 (b)		295,000	300,900
Banco Nacional de Desenvolvimento Economico e Social:
5.5% 7/12/20 (b)		510,000	473,025
5.75% 9/26/23 (b)		315,000	271,593
6.369% 6/16/18 (b)		275,000	270,188
Bank of America Corp. 1.375% 9/10/21 (Reg. S)	EUR	850,000	928,537
Bank of Ireland 1.25% 4/9/20	EUR	1,600,000	1,751,719
Banque Centrale de Tunisie 5.75% 1/30/25 (b)		260,000	225,022
Barclays Bank PLC:
2.625% 11/11/25 (Reg. S) (c)	EUR	700,000	759,292
10% 5/21/21	GBP	600,000	1,140,666
BBVA Bancomer SA 6.75% 9/30/22 (b)		175,000	192,500
BBVA Colombia SA 4.875% 4/21/25 (b)		170,000	162,775
BBVA Paraguay SA 9.75% 2/11/16 (b)		600,000	601,820
BPCE SA 2.75% 11/30/27 (Reg. S) (c)	EUR	1,100,000	1,197,885
CIT Group, Inc.:
5% 8/15/22		845,000	867,714
5.375% 5/15/20		1,055,000	1,105,113
5.5% 2/15/19 (b)		2,355,000	2,460,975
Citigroup, Inc. 2.125% 9/10/26 (Reg. S)	EUR	1,050,000	1,137,032
Commonwealth Bank of Australia 2% 4/22/27 (Reg. S) (c)	EUR	850,000	877,135
Export Credit Bank of Turkey 5.875% 4/24/19 (b)		450,000	464,732
Export-Import Bank of Korea 6% 6/4/16 (Reg. S)	INR	16,500,000	247,874
Finansbank A/S:
5.5% 5/11/16 (Reg. S)		400,000	404,032
6.25% 4/30/19 (b)		475,000	498,675
Georgia Bank Joint Stock Co.:
7.75% 7/5/17 (b)		890,000	918,507
7.75% 7/5/17 (Reg. S)		200,000	206,406
GTB Finance BV:
6% 11/8/18 (b)		1,320,000	1,210,981
7.5% 5/19/16 (b)		400,000	399,200
HSBC Bank PLC 5% 3/20/23 (c)	GBP	900,000	1,383,418
HSBK BV 7.25% 5/3/17 (b)		1,000,000	1,028,196
Industrial Senior Trust 5.5% 11/1/22 (b)		100,000	92,125
ING Bank NV:
6.125% 5/29/23 (c)	EUR	1,400,000	1,691,530
6.875% 5/29/23 (c)	GBP	1,750,000	2,812,073
Intesa Sanpaolo SpA:
1.125% 1/14/20 (Reg. S)	EUR	550,000	599,620
1.125% 3/4/22	EUR	650,000	687,287
Itau Unibanco Holding SA:
5.125% 5/13/23 (Reg. S)		680,000	596,700
5.5% 8/6/22 (b)		490,000	444,063
6.2% 12/21/21 (Reg. S)		425,000	408,000
KBC Groep NV 1.875% 3/11/27 (Reg. S) (c)	EUR	1,300,000	1,375,317
Lloyds Bank PLC 6.5% 3/24/20	EUR	650,000	854,647
Nacional Financiera SNC 3.375% 11/5/20 (b)		440,000	435,765
National Westminster Bank PLC 6.5% 9/7/21	GBP	1,010,000	1,684,470
OJSC Russian Agricultural Bank 7.75% 5/29/18 (Issued by RSHB Capital SA for OJSC Russian Agricultural Bank) (b)		360,000	377,564
Rabobank Nederland 6.875% 3/19/20 (Reg. S)	EUR	2,150,000	2,774,609
Royal Bank of Scotland Group PLC 1.625% 6/25/19 (Reg. S)	EUR	1,000,000	1,106,264
Royal Bank of Scotland PLC 6.934% 4/9/18	EUR	550,000	669,275
RSHB Capital SA 5.298% 12/27/17 (b)		440,000	440,572
SB Capital SA 5.5% 2/26/24 (b)(c)		790,000	693,818
Turkiye Halk Bankasi A/S 4.75% 6/4/19 (b)		460,000	454,314
Turkiye Vakiflar Bankasi TAO 6.875% 2/3/25 (b)(c)		280,000	271,326
UniCredit SpA:
3.25% 1/14/21 (Reg. S)	EUR	900,000	1,059,402
6.95% 10/31/22 (Reg. S)	EUR	750,000	952,445
Zenith Bank PLC 6.25% 4/22/19 (b)		1,480,000	1,331,260
			45,100,689
Capital Markets - 0.7%
Argos Merger Sub, Inc. 7.125% 3/15/23 (b)		865,000	857,648
Credit Suisse Group AG 5.75% 9/18/25 (Reg. S) (c)	EUR	1,650,000	1,954,072
Criteria Caixaholding SA 1.625% 4/21/22	EUR	2,500,000	2,581,721
Goldman Sachs Group, Inc. 2.875% 6/3/26 (Reg. S)	EUR	200,000	232,451
Morgan Stanley 5.375% 8/10/20	EUR	1,500,000	1,946,584
UBS Group Funding Ltd. 1.75% 11/16/22 (Reg. S)	EUR	675,000	734,390
			8,306,866
Consumer Finance - 2.6%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
4.25% 7/1/20		580,000	584,350
4.5% 5/15/21		995,000	1,011,169
4.625% 7/1/22		1,170,000	1,183,163
5% 10/1/21		300,000	309,000
Ally Financial, Inc.:
4.125% 2/13/22		1,160,000	1,148,400
4.625% 3/30/25		1,065,000	1,051,688
5.125% 9/30/24		2,510,000	2,569,613
8% 11/1/31		10,353,000	11,957,660
Credito Real S.A.B. de CV 7.5% 3/13/19 (b)		400,000	396,000
FCA Capital Ireland PLC 1.375% 4/17/20 (Reg. S)	EUR	1,600,000	1,720,007
Ford Credit Europe PLC 1.134% 2/10/22 (Reg. S)	EUR	1,000,000	1,050,845
General Motors Acceptance Corp. 8% 11/1/31		823,000	967,025
Navient Corp.:
5% 10/26/20		395,000	346,613
5.875% 10/25/24		850,000	680,000
SLM Corp.:
5.5% 1/25/23		2,410,000	1,945,955
7.25% 1/25/22		2,840,000	2,655,400
8% 3/25/20		725,000	716,300
			30,293,188
Diversified Financial Services - 1.0%
Cimpor Financial Operations BV 5.75% 7/17/24 (b)		370,000	246,050
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19		855,000	847,305
5.875% 2/1/22		3,505,000	3,426,138
6% 8/1/20		2,980,000	3,005,032
KfW 2.6% 6/20/37	JPY	75,000,000	843,692
MSCI, Inc.:
5.25% 11/15/24 (b)		345,000	350,175
5.75% 8/15/25 (b)		365,000	374,125
Nationwide Building Society 4.125% 3/20/23 (Reg. S) (c)	EUR	1,700,000	1,959,218
TMK Capital SA 7.75% 1/27/18		430,000	427,148
Wendel SA 2.75% 10/2/24 (Reg. S)	EUR	800,000	878,551
			12,357,434
Insurance - 0.5%
Alliant Holdings Co.-Issuer, Inc. / Wayne Merger Sub, LLC 8.25% 8/1/23 (b)		1,440,000	1,353,600
Allianz SE 2.241% 7/7/45 (Reg. S) (c)	EUR	1,000,000	998,700
Assicurazioni Generali SpA 7.75% 12/12/42 (c)	EUR	500,000	662,809
Aviva PLC 3.375% 12/4/45 (Reg. S) (c)	EUR	350,000	362,388
Direct Line Insurance Group PLC 9.25% 4/27/42 (c)	GBP	150,000	271,397
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (b)		1,135,000	1,021,500
RSA Insurance Group PLC 5.125% 10/10/45 (Reg. S) (c)	GBP	689,000	983,942
SCOR SE 3% 6/8/46 (Reg. S) (c)	EUR	600,000	632,912
			6,287,248
Real Estate Investment Trusts - 0.6%
Crown Castle International Corp. 5.25% 1/15/23		1,530,000	1,608,413
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21		85,000	85,744
MPT Operating Partnership LP/MPT Finance Corp. 6.375% 2/15/22		475,000	484,500
Omega Healthcare Investors, Inc. 5.875% 3/15/24		1,385,000	1,433,475
Prologis LP 3% 6/2/26	EUR	700,000	785,608
The GEO Group, Inc.:
5.125% 4/1/23		200,000	189,500
5.875% 10/15/24		3,000,000	2,910,000
			7,497,240
Real Estate Management & Development - 0.5%
CBRE Group, Inc.:
5% 3/15/23		1,075,000	1,080,471
5.25% 3/15/25		665,000	673,597
Deutsche Annington Finance BV:
1.625% 12/15/20 (Reg. S)	EUR	300,000	325,347
2.125% 7/9/22 (Reg. S)	EUR	365,000	399,513
3.125% 7/25/19	EUR	100,000	115,855
Grand City Properties SA 1.5% 4/17/25 (Reg. S)	EUR	600,000	587,654
Howard Hughes Corp. 6.875% 10/1/21 (b)		1,210,000	1,234,200
Inversiones y Representaciones SA 11.5% 7/20/20 (Reg. S)		85,000	89,675
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.25% 4/15/21 (b)		785,000	785,000
			5,291,312
TOTAL FINANCIALS			115,133,977
HEALTH CARE - 2.7%
Biotechnology - 0.0%
AMAG Pharmaceuticals, Inc. 7.875% 9/1/23 (b)		305,000	268,400
Health Care Equipment & Supplies - 0.3%
Alere, Inc. 6.375% 7/1/23 (b)		260,000	243,100
Hill-Rom Holdings, Inc. 5.75% 9/1/23 (b)		290,000	295,800
Hologic, Inc. 5.25% 7/15/22 (b)		630,000	642,600
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.5% 4/15/25 (b)		2,155,000	1,982,600
			3,164,100
Health Care Providers & Services - 1.5%
AmSurg Corp. 5.625% 7/15/22		520,000	514,800
Hanger, Inc. 7.125% 11/15/18		1,230,000	1,125,450
HCA Holdings, Inc.:
4.75% 5/1/23		630,000	623,700
5.375% 2/1/25		1,155,000	1,140,563
5.875% 3/15/22		1,915,000	2,020,325
5.875% 5/1/23		2,145,000	2,198,625
5.875% 2/15/26		1,495,000	1,500,606
6.5% 2/15/20		2,410,000	2,625,695
7.5% 2/15/22		1,175,000	1,301,313
HealthSouth Corp.:
5.125% 3/15/23		330,000	315,975
5.75% 11/1/24 (b)		375,000	357,656
5.75% 11/1/24		760,000	724,850
InVentiv Health, Inc. 10% 8/15/18 (c)		75,000	74,250
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375% 8/1/23 (b)		570,000	555,750
Quintiles Transnational Corp. 4.875% 5/15/23 (b)		445,000	447,225
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23		330,000	332,475
5.5% 2/1/21		265,000	273,613
Tenet Healthcare Corp. 6.875% 11/15/31		1,210,000	980,100
Truven Health Analytics, Inc. 10.625% 6/1/20		435,000	437,175
			17,550,146
Life Sciences Tools & Services - 0.0%
Eurofins Scientific SA 3.375% 1/30/23 (Reg. S)	EUR	450,000	487,664
Pharmaceuticals - 0.9%
Concordia Healthcare Corp. 7% 4/15/23 (b)		275,000	238,563
Endo Finance LLC/Endo Ltd./Endo Finco, Inc.:
6% 7/15/23 (b)		735,000	731,325
6% 2/1/25 (b)		800,000	788,000
JLL/Delta Dutch Pledgeco BV 8.75% 5/1/20 pay-in-kind (b)(c)		305,000	294,325
Pinnacle Merger Sub, Inc. 9.5% 10/1/23 (b)		657,000	714,488
Valeant Pharmaceuticals International, Inc.:
5.375% 3/15/20 (b)		720,000	676,800
5.625% 12/1/21 (b)		635,000	584,200
5.875% 5/15/23 (b)		2,595,000	2,316,038
6.125% 4/15/25 (b)		2,810,000	2,507,925
6.75% 8/15/21 (b)		580,000	559,700
7.5% 7/15/21 (b)		220,000	219,450
VPI Escrow Corp. 6.375% 10/15/20 (b)		1,120,000	1,080,800
			10,711,614
TOTAL HEALTH CARE			32,181,924
INDUSTRIALS - 3.4%
Aerospace & Defense - 0.2%
GenCorp, Inc. 7.125% 3/15/21		140,000	145,600
Huntington Ingalls Industries, Inc.:
5% 12/15/21 (b)		345,000	351,469
5% 11/15/25 (b)		550,000	558,250
KLX, Inc. 5.875% 12/1/22 (b)		1,455,000	1,382,250
Triumph Group, Inc. 4.875% 4/1/21		520,000	418,925
			2,856,494
Airlines - 0.3%
Air Canada:
5.375% 11/15/22 (b)		156,575	157,749
7.75% 4/15/21 (b)		470,000	488,800
Allegiant Travel Co. 5.5% 7/15/19		160,000	162,000
Aviation Capital Group Corp. 4.625% 1/31/18 (b)		372,000	379,440
Continental Airlines, Inc.:
pass-thru trust certificates 6.903% 4/19/22		36,524	37,756
6.125% 4/29/18		180,000	183,600
7.25% 11/10/19		281,003	316,831
Delta Air Lines, Inc. pass-thru trust certificates:
6.821% 8/10/22		528,820	609,094
8.021% 8/10/22		159,852	179,434
Hawaiian Airlines pass-thru certificates Series 2013-1 Class B, 4.95% 1/15/22		246,163	235,701
Northwest Airlines, Inc. pass-thru trust certificates:
7.027% 11/1/19		96,866	107,938
8.028% 11/1/17		29,064	31,406
U.S. Airways pass-thru certificates:
Series 2011-1 Class A, 7.125% 4/22/25		369,655	425,103
Series 2012-2 Class B, 6.75% 12/3/22		170,168	179,953
Series 2013-1 Class B, 5.375% 5/15/23		229,243	229,243
United Air Lines, Inc. pass-thru trust certificates 9.75% 1/15/17		262,256	276,680
			4,000,728
Building Products - 0.0%
Shea Homes Ltd. Partnership/Corp.:
5.875% 4/1/23 (b)		185,000	189,625
6.125% 4/1/25 (b)		185,000	190,088
			379,713
Commercial Services & Supplies - 0.6%
ADT Corp. 6.25% 10/15/21		1,560,000	1,629,498
APX Group, Inc. 8.75% 12/1/20		986,000	801,125
Cenveo Corp. 6% 8/1/19 (b)		315,000	222,075
Clean Harbors, Inc.:
5.125% 6/1/21		320,000	324,000
5.25% 8/1/20		1,050,000	1,071,000
Covanta Holding Corp.:
5.875% 3/1/24		1,870,000	1,683,000
7.25% 12/1/20		430,000	444,781
Garda World Security Corp. 7.25% 11/15/21 (b)		225,000	193,500
TMS International Corp. 7.625% 10/15/21 (b)		110,000	84,975
			6,453,954
Construction & Engineering - 0.1%
AECOM Technology Corp.:
5.75% 10/15/22		280,000	288,400
5.875% 10/15/24		240,000	244,800
Cementos Progreso Trust 7.125% 11/6/23 (b)		240,000	238,200
Odebrecht Finance Ltd. 4.375% 4/25/25 (b)		475,000	247,000
			1,018,400
Electrical Equipment - 0.1%
Sensata Technologies BV:
4.875% 10/15/23 (b)		265,000	257,713
5% 10/1/25 (b)		575,000	562,063
			819,776
Industrial Conglomerates - 0.0%
Alfa SA de CV 5.25% 3/25/24 (b)		200,000	202,500
Machinery - 0.1%
Schaeffler Finance BV 4.75% 5/15/21 (b)		520,000	522,600
Terex Corp. 6% 5/15/21		495,000	455,400
			978,000
Marine - 0.0%
Navios Maritime Holdings, Inc. 7.375% 1/15/22 (b)		180,000	90,000
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (b)		490,000	320,950
Ultrapetrol (Bahamas) Ltd. 8.875% 6/15/21		60,000	6,000
			416,950
Professional Services - 0.1%
Bureau Veritas SA 3.125% 1/21/21 (Reg. S)	EUR	600,000	692,639
Road & Rail - 0.0%
JSC Georgian Railway 7.75% 7/11/22 (b)		200,000	202,448
Lima Metro Line 2 Finance Ltd. 5.875% 7/5/34 (b)		250,000	242,500
			444,948
Trading Companies & Distributors - 1.8%
Aircastle Ltd.:
4.625% 12/15/18		395,000	403,888
5.5% 2/15/22		555,000	568,875
6.25% 12/1/19		610,000	655,750
7.625% 4/15/20		380,000	427,500
Ashtead Capital, Inc. 5.625% 10/1/24 (b)		550,000	556,875
Glencore Finance (Europe) SA:
1.75% 3/17/25 (Reg. S)	EUR	600,000	409,161
3.375% 9/30/20 (Reg. S)	EUR	450,000	402,585
International Lease Finance Corp.:
3.875% 4/15/18		750,000	755,625
4.625% 4/15/21		700,000	717,500
5.875% 4/1/19		3,945,000	4,181,700
5.875% 8/15/22		1,090,000	1,160,850
6.25% 5/15/19		2,550,000	2,731,688
8.25% 12/15/20		2,870,000	3,393,775
8.625% 1/15/22		2,290,000	2,770,900
NES Rentals Holdings, Inc. 7.875% 5/1/18 (b)		160,000	145,600
United Rentals North America, Inc.:
4.625% 7/15/23		505,000	503,738
5.5% 7/15/25		1,905,000	1,847,850
			21,633,860
Transportation Infrastructure - 0.1%
Aeropuertos Argentina 2000 SA:
10.75% 12/1/20 (b)		597,800	629,185
10.75% 12/1/20 (Reg. S)		42,000	44,205
Autoridad del Canal de Panama 4.95% 7/29/35 (b)		260,000	266,332
			939,722
TOTAL INDUSTRIALS			40,837,684
INFORMATION TECHNOLOGY - 2.6%
Communications Equipment - 0.6%
Alcatel-Lucent U.S.A., Inc.:
6.75% 11/15/20 (b)		961,000	1,012,654
8.875% 1/1/20 (b)		295,000	312,700
Banglalink Digital Communications Ltd. 8.625% 5/6/19 (b)		1,075,000	1,109,938
Brocade Communications Systems, Inc. 4.625% 1/15/23		350,000	332,500
Lucent Technologies, Inc.:
6.45% 3/15/29		3,359,000	3,400,988
6.5% 1/15/28		560,000	562,800
			6,731,580
Electronic Equipment & Components - 0.1%
Flextronics International Ltd.:
4.625% 2/15/20		500,000	516,968
5% 2/15/23		260,000	263,575
Jabil Circuit, Inc. 4.7% 9/15/22		265,000	257,050
			1,037,593
Internet Software & Services - 0.1%
CyrusOne LP/CyrusOne Finance Corp. 6.375% 11/15/22		370,000	381,100
j2 Global, Inc. 8% 8/1/20		350,000	365,750
VeriSign, Inc.:
4.625% 5/1/23		465,000	450,236
5.25% 4/1/25		565,000	570,650
			1,767,736
IT Services - 0.2%
CDW LLC/CDW Finance Corp. 5% 9/1/23		565,000	573,475
Ceridian HCM Holding, Inc. 11% 3/15/21 (b)		250,000	196,250
Everi Payments, Inc. 10% 1/15/22		650,000	572,000
First Data Corp. 5.375% 8/15/23 (b)		865,000	869,325
			2,211,050
Semiconductors & Semiconductor Equipment - 0.8%
Entegris, Inc. 6% 4/1/22 (b)		155,000	156,938
Micron Technology, Inc.:
5.25% 8/1/23 (b)		230,000	206,425
5.25% 1/15/24 (b)		490,000	431,200
5.5% 2/1/25		1,605,000	1,396,350
5.625% 1/15/26 (b)		1,930,000	1,669,450
5.875% 2/15/22		345,000	335,513
NXP BV/NXP Funding LLC:
3.75% 6/1/18 (b)		590,000	592,950
4.625% 6/15/22 (b)		400,000	393,000
5.75% 2/15/21 (b)		525,000	546,000
5.75% 3/15/23 (b)		2,415,000	2,493,488
Qorvo, Inc.:
6.75% 12/1/23 (b)		190,000	193,800
7% 12/1/25 (b)		405,000	417,150
Sensata Technologies UK Financing Co. PLC 6.25% 2/15/26 (b)		585,000	608,400
			9,440,664
Software - 0.7%
Activision Blizzard, Inc.:
5.625% 9/15/21 (b)		3,695,000	3,870,513
6.125% 9/15/23 (b)		770,000	816,200
Blue Coat Systems, Inc. 8.375% 6/1/23 (b)		510,000	512,550
BMC Software Finance, Inc. 8.125% 7/15/21 (b)		1,370,000	911,050
BMC Software, Inc. 7.25% 6/1/18		115,000	94,875
Ensemble S Merger Sub, Inc. 9% 9/30/23 (b)		970,000	937,263
Italics Merger Sub, Inc. 7.125% 7/15/23 (b)		290,000	262,450
Nuance Communications, Inc. 5.375% 8/15/20 (b)		250,000	250,330
SS&C Technologies Holdings, Inc. 5.875% 7/15/23 (b)		455,000	469,788
			8,125,019
Technology Hardware, Storage & Peripherals - 0.1%
Seagate HDD Cayman:
4.75% 6/1/23		1,050,000	919,045
4.75% 1/1/25		540,000	449,660
			1,368,705
TOTAL INFORMATION TECHNOLOGY			30,682,347
MATERIALS - 3.1%
Chemicals - 1.1%
Albemarle Corp. U.S. 1.875% 12/8/21 (Reg. S)	EUR	1,300,000	1,360,196
Braskem Finance Ltd.:
5.375% 5/2/22 (b)		400,000	332,000
5.75% 4/15/21 (b)		400,000	348,000
6.45% 2/3/24		400,000	344,000
Chemtura Corp. 5.75% 7/15/21		255,000	256,275
Mexichem S.A.B. de CV 4.875% 9/19/22 (b)		275,000	273,625
Momentive Performance Materials, Inc.:
3.88% 10/24/21		3,580,000	2,470,200
4.69% 4/24/22		1,515,000	749,925
10% 10/15/20 (d)		1,515,000	0
MPM Escrow LLC/MPM Finance Escrow Corp. 8.875% 10/15/20 (d)		3,580,000	0
Nufarm Australia Ltd. 6.375% 10/15/19 (b)		210,000	207,900
OCP SA 5.625% 4/25/24 (b)		200,000	202,950
Platform Specialty Products Corp.:
6.5% 2/1/22 (b)		435,000	376,275
10.375% 5/1/21 (b)		175,000	174,563
PolyOne Corp. 5.25% 3/15/23		320,000	312,000
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp. 6.5% 4/15/21 (b)		170,000	164,900
Solvay SA:
1.625% 12/2/22 (Reg. S)	EUR	400,000	434,139
2.75% 12/2/27 (Reg. S)	EUR	700,000	765,683
SPCM SA 2.875% 6/15/23 (Reg. S)	EUR	440,000	456,652
TPC Group, Inc. 8.75% 12/15/20 (b)		765,000	497,250
U.S. Coatings Acquisition, Inc./Flash Dutch 2 BV 7.375% 5/1/21 (b)		255,000	268,866
W. R. Grace & Co.-Conn.:
5.125% 10/1/21 (b)		1,647,000	1,663,470
5.625% 10/1/24 (b)		1,870,000	1,888,700
			13,547,569
Construction Materials - 0.1%
CEMEX Finance LLC:
6% 4/1/24 (b)		200,000	171,500
9.375% 10/12/22 (b)		300,000	315,750
Prince Mineral Holding Corp. 11.5% 12/15/19 (b)		175,000	126,000
Union Andina de Cementos SAA 5.875% 10/30/21 (b)		300,000	289,500
			902,750
Containers & Packaging - 0.7%
Ardagh Finance Holdings SA 8.625% 6/15/19 pay-in-kind (b)(c)		3,245,023	3,185,920
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
6% 6/30/21 (b)		350,000	326,375
6.25% 1/31/19 (b)		285,000	273,600
6.75% 1/31/21 (b)		605,000	580,800
7% 11/15/20 (b)		55,588	54,615
Beverage Packaging Holdings II SA (Luxembourg):
5.625% 12/15/16 (b)		625,000	617,969
6% 6/15/17 (b)		315,000	304,763
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 10.125% 7/15/20 (b)		210,000	172,200
Crown Cork & Seal, Inc.:
7.375% 12/15/26		1,210,000	1,300,750
7.5% 12/15/96		160,000	146,200
Graphic Packaging International, Inc. 4.75% 4/15/21		165,000	168,300
Sealed Air Corp. 5.25% 4/1/23 (b)		270,000	275,400
Silgan Holdings, Inc. 5% 4/1/20		960,000	976,800
			8,383,692
Metals & Mining - 1.0%
Aleris International, Inc. 6% 6/1/20 (b)		1,759	1,759
Alrosa Finance SA 7.75% 11/3/20 (b)		200,000	210,350
Compania Minera Ares SAC 7.75% 1/23/21 (b)		400,000	373,000
EVRAZ Group SA:
6.5% 4/22/20 (b)		1,080,000	1,011,960
9.5% 4/24/18 (Reg. S)		1,225,000	1,283,800
Evraz, Inc. NA Canada 7.5% 11/15/19 (b)		485,000	453,475
Ferrexpo Finance PLC 10.375% 4/7/19 (b)		1,293,000	704,685
FMG Resources (August 2006) Pty Ltd. 9.75% 3/1/22 (b)		510,000	466,650
Gerdau Trade, Inc. 5.75% 1/30/21 (b)		200,000	158,500
Gold Fields Orogen Holding BVI Ltd. 4.875% 10/7/20 (b)		1,525,000	1,136,125
GTL Trade Finance, Inc. 5.893% 4/29/24 (b)		600,000	426,000
Metalloinvest Finance Ltd. 5.625% 4/17/20 (b)		695,000	668,048
Metinvest BV:
8.75% 2/14/18 (Reg. S)		200,000	85,100
10.5% 11/28/17 (b)		1,732,000	770,740
Mirabela Nickel Ltd. 1% 9/10/44 (b)		1,278	0
New Gold, Inc. 7% 4/15/20 (b)		150,000	135,000
Nord Gold NV 6.375% 5/7/18 (b)		320,000	321,789
Polyus Gold International Ltd.:
5.625% 4/29/20 (b)		1,200,000	1,149,000
5.625% 4/29/20 (Reg. S)		200,000	191,500
Ryerson, Inc./Joseph T Ryerson & Son, Inc.:
9% 10/15/17		155,000	119,350
11.25% 10/15/18		735,000	547,575
Samarco Mineracao SA 5.75% 10/24/23 (b)		290,000	92,800
Southern Copper Corp. 7.5% 7/27/35		450,000	420,656
Vale Overseas Ltd.:
6.25% 1/11/16		245,000	244,963
6.875% 11/21/36		280,000	195,731
Vedanta Resources PLC 6% 1/31/19 (b)		475,000	300,645
			11,469,201
Paper & Forest Products - 0.2%
Boise Cascade Co. 6.375% 11/1/20		145,000	149,350
Mercer International, Inc.:
7% 12/1/19		395,000	395,988
7.75% 12/1/22		1,710,000	1,727,100
NewPage Corp.:
0% 5/1/12 (c)(d)		90,000	0
11.375% 12/31/14 (d)		318,200	0
Sino-Forest Corp. 6.25% 10/21/17 (b)(d)		565,000	0
			2,272,438
TOTAL MATERIALS			36,575,650
TELECOMMUNICATION SERVICES - 5.3%
Diversified Telecommunication Services - 1.5%
Altice Financing SA:
6.5% 1/15/22 (b)		1,435,000	1,420,650
6.625% 2/15/23 (b)		1,080,000	1,066,500
7.875% 12/15/19 (b)		440,000	457,600
Altice Finco SA:
8.125% 1/15/24 (b)		3,320,000	3,212,100
9.875% 12/15/20 (b)		655,000	697,575
Citizens Communications Co.:
7.875% 1/15/27		280,000	229,600
9% 8/15/31		220,000	184,800
Eileme 2 AB 11.625% 1/31/20 (b)		935,000	991,100
FairPoint Communications, Inc. 8.75% 8/15/19 (b)		335,000	329,975
GCI, Inc. 6.875% 4/15/25		560,000	572,600
Level 3 Communications, Inc. 5.75% 12/1/22		595,000	608,388
Level 3 Financing, Inc.:
5.125% 5/1/23 (b)		575,000	570,688
5.375% 5/1/25 (b)		575,000	572,125
Lynx I Corp. 5.375% 4/15/21 (b)		301,500	311,299
Lynx II Corp. 6.375% 4/15/23 (b)		200,000	203,000
Qtel International Finance Ltd. 5% 10/19/25 (b)		275,000	296,656
Sable International Finance Ltd. 6.875% 8/1/22 (b)		2,030,000	1,958,950
Sprint Capital Corp.:
6.875% 11/15/28		2,787,000	1,943,933
8.75% 3/15/32		1,326,000	994,500
Telefonica Celular del Paraguay SA 6.75% 12/13/22 (b)		200,000	182,500
U.S. West Communications:
6.875% 9/15/33		170,000	163,131
7.25% 9/15/25		35,000	37,232
7.25% 10/15/35		70,000	68,775
UPCB Finance IV Ltd. 5.375% 1/15/25 (b)		615,000	579,638
Virgin Media Finance PLC 4.875% 2/15/22		565,000	512,031
			18,165,346
Wireless Telecommunication Services - 3.8%
America Movil S.A.B. de CV 6.45% 12/5/22	MXN	11,000,000	605,065
Comcel Trust 6.875% 2/6/24 (b)		450,000	346,500
Digicel Group Ltd.:
6.75% 3/1/23 (b)		385,000	321,475
7% 2/15/20 (b)		1,200,000	1,092,000
7.125% 4/1/22 (b)		3,685,000	2,763,750
8.25% 9/30/20 (b)		2,425,000	2,000,625
Intelsat Jackson Holdings SA:
6.625% 12/15/22 (Reg. S)		2,665,000	1,698,938
7.25% 10/15/20		500,000	437,500
7.5% 4/1/21		585,000	508,950
Millicom International Cellular SA:
4.75% 5/22/20 (b)		555,000	496,725
6% 3/15/25 (b)		1,145,000	973,250
6.625% 10/15/21 (b)		965,000	891,419
MTS International Funding Ltd. 8.625% 6/22/20 (b)		1,285,000	1,416,070
Neptune Finco Corp.:
6.625% 10/15/25 (b)		1,125,000	1,170,000
10.125% 1/15/23 (b)		1,160,000	1,209,300
10.875% 10/15/25 (b)		2,800,000	2,933,000
Sprint Communications, Inc. 6% 11/15/22		765,000	539,325
Sprint Corp.:
7.125% 6/15/24		2,765,000	1,994,256
7.625% 2/15/25		1,500,000	1,095,000
7.875% 9/15/23		1,505,000	1,130,255
T-Mobile U.S.A., Inc.:
6% 3/1/23		955,000	966,938
6.125% 1/15/22		1,875,000	1,926,563
6.25% 4/1/21		1,750,000	1,802,500
6.375% 3/1/25		4,300,000	4,343,000
6.5% 1/15/24		3,483,000	3,552,660
6.542% 4/28/20		780,000	813,150
6.625% 4/1/23		2,341,000	2,387,820
6.633% 4/28/21		860,000	892,250
6.731% 4/28/22		565,000	589,013
6.836% 4/28/23		665,000	688,275
TBG Global Pte. Ltd. 4.625% 4/3/18 (Reg. S)		220,000	214,500
Vimpel Communications 9.125% 4/30/18 (Reg. S) (Issued by VIP Finance Ireland Ltd. for Vimpel Communications)		275,000	297,013
Vimpel Communications OJSC 7.748% 2/2/21 (Issued by VIP Finance Ireland Ltd. for Vimpel Communications) (b)		1,810,000	1,850,327
VimpelCom Holdings BV:
9% 2/13/18 (b)	RUB	10,000,000	129,692
9% 2/13/18 (Reg S.)	RUB	22,500,000	291,807
			44,368,911
TOTAL TELECOMMUNICATION SERVICES			62,534,257
UTILITIES - 1.4%
Electric Utilities - 0.1%
Hrvatska Elektroprivreda 5.875% 10/23/22 (b)		200,000	202,016
Israel Electric Corp. Ltd. 7.75% 12/15/27 (Reg. S)		250,000	294,825
Lamar Funding Ltd. 3.958% 5/7/25 (b)		250,000	222,125
RJS Power Holdings LLC 5.125% 7/15/19 (b)		535,000	401,250
			1,120,216
Gas Utilities - 0.1%
Intergas Finance BV 6.375% 5/14/17 (Reg. S)		280,000	285,163
Southern Natural Gas Co.:
7.35% 2/15/31		175,000	160,637
8% 3/1/32		335,000	328,965
			774,765
Independent Power and Renewable Electricity Producers - 1.2%
Dynegy, Inc.:
7.375% 11/1/22		480,000	417,600
7.625% 11/1/24		740,000	632,552
Energy Future Holdings Corp.:
10.875% 11/1/17 (d)		1,125,000	1,102,500
11.25% 11/1/17 pay-in-kind (c)(d)		896,100	878,178
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.:
11% 10/1/21 (d)		1,972,457	2,085,874
12.25% 3/1/22 (b)(d)		2,285,067	2,433,597
Listrindo Capital BV 6.95% 2/21/19 (Reg. S)		200,000	205,000
PPL Energy Supply LLC 6.5% 6/1/25 (b)		460,000	303,600
TerraForm Power Operating LLC:
5.875% 2/1/23 (b)		350,000	289,625
6.125% 6/15/25 (b)		180,000	144,900
The AES Corp.:
4.875% 5/15/23		590,000	516,250
5.5% 3/15/24		315,000	281,138
TXU Corp.:
5.55% 11/15/14 (d)		186,000	152,520
6.5% 11/15/24 (d)		3,225,000	2,644,500
6.55% 11/15/34 (d)		2,775,000	2,275,500
			14,363,334
TOTAL UTILITIES			16,258,315

TOTAL NONCONVERTIBLE BONDS			512,274,393

TOTAL CORPORATE BONDS
(Cost $545,031,078)			512,617,592

U.S. Government and Government Agency Obligations - 14.7%
U.S. Government Agency Obligations - 0.4%
Federal Home Loan Bank 1% 6/21/17		880,000	879,562
Tennessee Valley Authority:
1.75% 10/15/18		$1,672,000	$1,689,108
4.25% 9/15/65		1,270,000	1,244,473
5.25% 9/15/39		126,000	152,398
5.375% 4/1/56		414,000	494,543

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			4,460,084

U.S. Treasury Inflation-Protected Obligations - 0.4%
U.S. Treasury Inflation-Indexed Bonds:
0.75% 2/15/45		3,109,821	2,706,992
1.375% 2/15/44		1,600,160	1,625,551

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS			4,332,543

U.S. Treasury Obligations - 13.3%
U.S. Treasury Bonds:
2.875% 8/15/45		4,299,000	4,167,175
3.375% 5/15/44		559,000	598,762
3.625% 2/15/44		8,756,000	9,830,974
4.25% 5/15/39		2,600,000	3,205,899
4.375% 2/15/38		675,000	850,389
4.75% 2/15/37		450,000	595,566
5.25% 2/15/29		2,206,000	2,890,370
5.375% 2/15/31 (f)		1,869,000	2,534,035
6.25% 8/15/23 (g)		2,249,000	2,903,495
7.875% 2/15/21		200,000	259,114
U.S. Treasury Notes:
0.5% 7/31/17		2,652,000	2,631,951
0.625% 8/31/17		3,000,000	2,980,893
0.75% 4/15/18		1,331,000	1,318,216
0.875% 8/15/17		6,000,000	5,986,998
0.875% 11/30/17		3,562,000	3,552,034
0.875% 1/31/18		950,000	945,341
0.875% 7/31/19		4,926,000	4,815,332
1% 5/31/18		2,020,000	2,009,884
1% 8/15/18		1,000,000	993,626
1.125% 6/15/18		3,500,000	3,492,230
1.25% 11/30/18		3,700,000	3,694,287
1.25% 12/15/18		2,445,000	2,440,174
1.375% 7/31/18		361,000	362,437
1.375% 9/30/18		1,503,000	1,507,925
1.375% 2/28/19		4,070,000	4,067,912
1.375% 3/31/20		2,856,000	2,821,422
1.375% 4/30/20		9,580,000	9,458,075
1.5% 12/31/18		416,000	417,951
1.5% 1/31/19		3,585,000	3,598,178
1.5% 1/31/22		3,727,000	3,623,538
1.625% 4/30/19		4,433,000	4,459,616
1.625% 6/30/19		5,374,000	5,399,166
1.625% 6/30/20		114,000	113,560
1.625% 7/31/20		1,500,000	1,493,217
1.625% 11/30/20		2,594,000	2,579,300
1.75% 9/30/19		6,510,000	6,555,381
1.75% 12/31/20		1,000,000	999,195
1.875% 8/31/17		3,300,000	3,345,807
1.875% 9/30/17		1,900,000	1,927,130
1.875% 10/31/17		5,554,000	5,635,527
2% 5/31/21		3,700,000	3,726,007
2% 11/30/22		8,443,000	8,396,918
2% 8/15/25		4,193,000	4,088,108
2.125% 6/30/21		1,500,000	1,519,281
2.125% 12/31/22		1,000,000	1,001,918
2.25% 3/31/21		7,324,000	7,475,072
2.25% 4/30/21		5,470,000	5,580,221
2.25% 11/15/25		650,000	648,545
2.375% 7/31/17		141,000	144,005
2.375% 8/15/24		3,069,000	3,100,783
3.5% 2/15/18		1,501,000	1,576,505

TOTAL U.S. TREASURY OBLIGATIONS			158,319,445

Other Government Related - 0.6%
National Credit Union Administration Guaranteed Notes:
Series 2010-A1 Class A, 0.637% 12/7/20 (NCUA Guaranteed) (c)		156,591	156,178
Series 2011-R1 Class 1A, 0.7186% 1/8/20 (NCUA Guaranteed) (c)		342,965	343,849
Series 2011-R4 Class 1A, 0.6486% 3/6/20 (NCUA Guaranteed) (c)		116,920	117,002
National Credit Union Administration Guaranteed Notes Master Trust:
2.35% 6/12/17 (NCUA Guaranteed)		2,930,000	2,994,870
3.45% 6/12/21 (NCUA Guaranteed)		3,400,000	3,686,756

TOTAL OTHER GOVERNMENT RELATED			7,298,655

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $172,749,185)			174,410,727

U.S. Government Agency - Mortgage Securities - 0.7%
Fannie Mae - 0.4%
1.99% 11/1/35 (c)		17,306	17,981
2.026% 9/1/33 (c)		23,164	24,041
2.115% 10/1/35 (c)		1,140	1,187
2.19% 3/1/37 (c)		1,538	1,622
2.204% 1/1/35 (c)		11,107	11,605
2.215% 2/1/36 (c)		646	680
2.278% 6/1/47 (c)		7,921	8,396
2.29% 11/1/33 (c)		2,491	2,593
2.302% 6/1/36 (c)		2,676	2,813
2.351% 7/1/35 (c)		17,694	18,679
2.358% 3/1/33 (c)		5,397	5,661
2.372% 2/1/37 (c)		25,769	27,328
2.393% 9/1/36 (c)		4,358	4,581
2.419% 11/1/36 (c)		3,287	3,475
2.51% 4/1/36(c)		14,702	15,603
2.525% 5/1/36 (c)		2,060	2,186
2.557% 6/1/42 (c)		32,252	33,036
2.686% 2/1/42 (c)		230,313	237,996
2.759% 1/1/42 (c)		204,769	212,195
2.903% 8/1/35 (c)		27,070	28,728
2.951% 11/1/40 (c)		23,975	24,924
2.98% 9/1/41 (c)		27,594	28,754
2.991% 10/1/41 (c)		10,011	10,415
3.242% 7/1/41 (c)		37,453	39,318
3.347% 10/1/41 (c)		21,864	22,783
3.553% 7/1/41 (c)		42,677	44,869
4.5% 7/1/33 to 4/1/39		1,864,646	2,026,334
5% 7/1/35		598,760	659,927
5.5% 10/1/20 to 1/1/29		324,463	352,927
6% 6/1/16 to 10/1/16		406	410
6.5% 6/1/16 to 8/1/36		451,093	520,359

TOTAL FANNIE MAE			4,391,406

Freddie Mac - 0.1%
1.825% 3/1/37 (c)		1,039	1,079
1.925% 3/1/35 (c)		6,121	6,325
1.985% 1/1/36 (c)		5,238	5,436
2.034% 2/1/37 (c)		2,802	2,925
2.095% 8/1/37 (c)		4,364	4,583
2.114% 1/1/37 (c)		15,476	16,159
2.175% 6/1/37 (c)		1,746	1,824
2.246% 5/1/37 (c)		4,349	4,568
2.275% 6/1/33 (c)		13,121	13,783
2.29% 7/1/36 (c)		312,664	329,740
2.333% 4/1/37 (c)		5,333	5,649
2.35% 7/1/35 (c)		8,589	9,017
2.364% 10/1/42 (c)		234,084	248,224
2.403% 10/1/36 (c)		17,244	18,134
2.415% 6/1/37 (c)		14,684	15,583
2.426% 10/1/35 (c)		7,543	7,942
2.436% 5/1/37 (c)		3,871	4,108
2.483% 5/1/37 (c)		46,805	49,625
2.507% 6/1/37 (c)		3,052	3,225
2.51% 5/1/37 (c)		18,828	19,914
2.595% 4/1/37 (c)		475	504
2.615% 9/1/35 (c)		3,448	3,647
2.795% 7/1/36 (c)		4,267	4,529
2.798% 7/1/35 (c)		10,084	10,702
3.078% 9/1/41 (c)		221,076	229,194
3.211% 9/1/41 (c)		28,937	30,182
3.226% 4/1/41 (c)		24,377	25,415
3.239% 10/1/35 (c)		2,289	2,429
3.298% 6/1/41 (c)		30,818	32,363
3.451% 5/1/41 (c)		20,371	21,162
3.618% 6/1/41 (c)		38,101	40,130
3.704% 5/1/41 (c)		31,512	33,254
6% 1/1/24		120,410	131,142
6.5% 1/1/17 to 3/1/22		24,683	26,778

TOTAL FREDDIE MAC			1,359,274

Ginnie Mae - 0.2%
4.3% 8/20/61 (h)		318,160	330,410
4.649% 2/20/62 (h)		217,235	229,630
4.682% 2/20/62 (h)		284,891	300,110
4.684% 1/20/62 (h)		1,311,741	1,380,556
5.47% 8/20/59 (h)		99,107	101,424
5.5% 11/15/35		190,503	213,901
5.612% 4/20/58 (h)		40,604	40,993
6% 6/15/36		358,680	412,468

TOTAL GINNIE MAE			3,009,492

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $8,687,321)			8,760,172

Collateralized Mortgage Obligations - 3.2%
U.S. Government Agency - 3.2%
Fannie Mae:
floater Series 2010-15 Class FJ, 1.3516% 6/25/36 (c)		$404,019	$411,475
planned amortization class:
Series 2002-9 Class PC, 6% 3/25/17		282	288
Series 2003-70 Class BJ, 5% 7/25/33		21,211	23,391
Series 2005-19 Class PA, 5.5% 7/25/34		134,189	143,346
Series 2005-27 Class NE, 5.5% 5/25/34		121,371	124,642
Series 2005-64 Class PX, 5.5% 6/25/35		133,024	144,505
Series 2005-68 Class CZ, 5.5% 8/25/35		450,931	500,930
Series 2010-118 Class PB, 4.5% 10/25/40		300,000	317,846
Series 2015-54 Class GA, 2.5% 7/25/45		722,221	728,142
sequential payer:
Series 2002-57 Class BD, 5.5% 9/25/17		1,629	1,670
Series 2003-117 Class MD, 5% 12/25/23		92,474	100,545
Series 2004-52 Class KZ, 5.5% 7/25/34		977,341	1,093,160
Series 2004-91 Class Z, 5% 12/25/34		368,187	406,236
Series 2005-117 Class JN, 4.5% 1/25/36		40,000	43,034
Series 2005-14 Class ZB, 5% 3/25/35		144,578	159,526
Series 2006-72 Class CY, 6% 8/25/26		69,415	75,927
Series 2009-59 Class HB, 5% 8/25/39		195,760	215,943
Series 2010-88 Class NA, 4% 8/25/28		675,217	682,285
Series 2009-85 Class IB, 4.5% 8/25/24 (i)		21,472	1,612
Series 2009-93 Class IC, 4.5% 9/25/24 (i)		32,426	2,383
Series 2010-139 Class NI, 4.5% 2/25/40 (i)		214,847	28,570
Series 2010-39 Class FG, 1.3416% 3/25/36 (c)		261,099	267,648
Series 2010-97 Class CI, 4.5% 8/25/25 (i)		70,393	5,044
Series 2011-67 Class AI, 4% 7/25/26 (i)		65,470	7,111
Series 2012-27 Class EZ, 4.25% 3/25/42		488,752	539,658
Freddie Mac:
floater:
Series 2630 Class FL, 0.8305% 6/15/18 (c)		352	352
Series 2711 Class FC, 1.2305% 2/15/33 (c)		150,344	152,862
floater planned amortization class Series 2770 Class FH, 0.7305% 3/15/34 (c)		171,677	172,906
planned amortization class:
Series 2101 Class PD, 6% 11/15/28		3,111	3,379
Series 2376 Class JE, 5.5% 11/15/16		979	993
Series 2381 Class OG, 5.5% 11/15/16		400	405
Series 2425 Class JH, 6% 3/15/17		1,591	1,627
Series 2996 Class MK, 5.5% 6/15/35		6,753	7,489
Series 3415 Class PC, 5% 12/15/37		65,001	69,503
Series 3763 Class QA, 4% 4/15/34		139,571	143,247
Series 3840 Class VA, 4.5% 9/15/27		251,883	267,852
planned amortization class sequential payer Series 2005-2963 Class VB, 5% 11/15/34		180,072	182,958
sequential payer:
Series 2004-2802 Class ZG, 5.5% 5/15/34		717,021	799,780
Series 2303 Class ZV, 6% 4/15/31		7,518	8,199
Series 2877 Class ZD, 5% 10/15/34		435,443	479,386
Series 3745 Class KV, 4.5% 12/15/26		432,344	469,390
Series 3843 Class PZ, 5% 4/15/41		141,444	165,250
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-59 Class FC, 0.7068% 7/20/37 (c)		84,865	85,530
Series 2008-2 Class FD, 0.6868% 1/20/38 (c)		20,978	21,138
Series 2008-73 Class FA, 1.0668% 8/20/38 (c)		130,606	133,252
Series 2008-83 Class FB, 1.1068% 9/20/38 (c)		125,218	127,828
Series 2009-108 Class CF, 0.9445% 11/16/39 (c)		104,287	105,354
Series 2009-116 Class KF, 0.8745% 12/16/39 (c)		81,870	82,590
Series 2010-H17 Class FA, 0.5235% 7/20/60 (c)(h)		454,135	448,423
Series 2010-H18 Class AF, 0.4947% 9/20/60 (c)(h)		548,062	540,084
Series 2010-H19 Class FG, 0.4947% 8/20/60 (c)(h)		626,430	618,219
Series 2010-H27 Series FA, 0.5747% 12/20/60 (c)(h)		252,927	249,574
Series 2011-H05 Class FA, 0.6947% 12/20/60 (c)(h)		347,046	344,859
Series 2011-H07 Class FA, 0.692% 2/20/61 (c)(h)		594,222	591,534
Series 2011-H12 Class FA, 0.682% 2/20/61 (c)(h)		846,882	838,570
Series 2011-H13 Class FA, 0.6947% 4/20/61 (c)(h)		309,922	307,789
Series 2011-H14:
Class FB, 0.6947% 5/20/61 (c)(h)		364,831	362,497
Class FC, 0.6947% 5/20/61 (c)(h)		330,322	328,428
Series 2011-H17 Class FA, 0.7247% 6/20/61 (c)(h)		426,376	422,950
Series 2011-H21 Class FA, 0.7947% 10/20/61 (c)(h)		480,075	479,101
Series 2012-H01 Class FA, 0.8947% 11/20/61 (c)(h)		410,272	410,214
Series 2012-H03 Class FA, 0.8947% 1/20/62 (c)(h)		259,925	260,482
Series 2012-H06 Class FA, 0.8247% 1/20/62 (c)(h)		394,623	394,411
Series 2012-H07 Class FA, 0.8247% 3/20/62 (c)(h)		242,436	242,131
Series 2013-H19 Class FD, 0.7947% 8/20/63 (c)(h)		204,111	203,554
Series 2014-H11 Class BA, 0.692% 6/20/64 (c)(h)		1,863,564	1,849,737
Series 2015-H13 Class FL, 0.472% 5/20/63 (c)(h)		2,410,089	2,404,138
Series 2015-H19 Class FA, 0.392% 4/20/63 (c)(h)		2,302,911	2,294,367
floater sequential payer Series 2011-150 Class D, 3% 4/20/37		8,683	8,738
planned amortization class Series 2011-136 Class WI, 4.5% 5/20/40 (i)		150,652	20,406
sequential payer:
Series 2011-69 Class GX, 4.5% 5/16/40		470,000	512,717
Series 2014-H12 Class KA, 2.75% 5/20/64 (h)		396,138	403,240
Series 2010-H15 Class TP, 5.15% 8/20/60 (h)		1,062,483	1,127,135
Series 2010-H17 Class XP, 5.3015% 7/20/60 (c)(h)		1,427,656	1,510,628
Series 2010-H18 Class PL, 5.01% 9/20/60 (c)(h)		1,071,884	1,136,848
Series 2012-64 Class KB, 7.0242% 5/20/41 (c)		54,659	64,423
Series 2013-124:
Class ES, 8.391% 4/20/39 (c)(j)		534,863	588,491
Class ST, 8.5243% 8/20/39 (c)(j)		1,004,740	1,162,358
Series 2015-H17 Class HA, 2.5% 5/20/65 (h)		1,342,311	1,358,597
Series 2015-H21:
Class HA, 2.5% 6/20/63 (h)		3,071,573	3,108,666
Class JA, 2.5% 6/20/65 (h)		389,283	393,975
Series 2015-H30 Class HA, 1.75% 9/20/62 (c)(h)		2,773,391	2,743,367
Series 2090-118 Class XZ, 5% 12/20/39		708,234	828,380
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS

(Cost $38,081,294)			38,065,218

Commercial Mortgage Securities - 1.7%
Freddie Mac:
pass-thru certificates floater Series KF01 Class A, 0.542% 4/25/19(c)		6,366	6,361
pass-thru certificates sequential payer Series K011 Class A2, 4.084% 11/25/20		260,000	280,954
sequential payer:
Series K006 Class A2, 4.251% 1/25/20		1,410,000	1,518,461
Series K009 Class A2, 3.808% 8/25/20		2,150,000	2,301,915
Series K027 Class A2, 2.637% 1/25/23		377,000	376,295
Series K029 Class A2, 3.32% 2/25/23 (c)		198,000	206,576
Series K034 Class A1, 2.669% 2/25/23		1,028,812	1,051,949
Series K717 Class A2, 2.991% 9/25/21		1,172,000	1,202,918
Series K039 Class A2, 3.303% 7/25/24		2,013,000	2,069,758
Series K042 Class A2, 2.67% 12/25/24		1,700,000	1,671,881
Series K501 Class A2, 1.655% 11/25/16		526,307	527,486
Series K714 Class A2, 3.034% 10/25/20		3,500,000	3,618,526
Series K716 Class A2, 3.13% 6/25/21		1,200,000	1,241,287
Series K720 Class A2, 2.716% 6/25/22		790,000	794,675
Freddie Mac Multi-family Structured pass-thru certificates:
sequential payer Series K718 Class A2, 2.791% 1/25/22		1,842,000	1,867,323
Series K044 Class A2, 2.811% 1/25/25		1,600,000	1,575,374
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $20,443,425)			20,311,739

Foreign Government and Government Agency Obligations - 15.6%
Argentine Republic:
7% 4/17/17		8,400,000	8,497,533
8.28% 12/31/33 (d)		602,876	693,308
8.75% 6/2/17 (d)		1,070,000	1,222,475
Australian Commonwealth:
3.25% 4/21/25 (Reg. S)	AUD	2,425,000	1,827,914
4.25% 7/21/17	AUD	4,950,000	3,728,024
4.25% 4/21/26	AUD	3,000,000	2,449,267
Azerbaijan Republic 4.75% 3/18/24 (b)		250,000	233,195
Belarus Republic 8.95% 1/26/18		1,790,000	1,829,881
Brazilian Federative Republic:
4.25% 1/7/25		830,000	668,150
5.625% 1/7/41		1,450,000	1,051,250
7.125% 1/20/37		1,685,000	1,453,313
8.25% 1/20/34		2,175,000	2,093,438
Buenos Aires Province:
9.375% 9/14/18 (b)		510,000	520,200
9.95% 6/9/21(b)		420,000	428,925
10.875% 1/26/21 (b)		100,000	105,500
10.875% 1/26/21 (Reg. S)		1,930,000	2,036,150
Buoni del Tesoro Poliennali:
1.05% 12/1/19	EUR	2,700,000	3,006,172
1.25% 9/15/32 (b)	EUR	1,600,000	1,797,450
1.45% 9/15/22	EUR	2,600,000	2,900,145
1.65% 3/1/32	EUR	450,000	464,493
2.5% 12/1/24	EUR	2,200,000	2,596,607
4.5% 3/1/24	EUR	2,725,000	3,678,774
Canadian Government:
1.5% 2/1/17	CAD	6,500,000	4,749,270
1.5% 3/1/20	CAD	3,000,000	2,244,504
1.5% 6/1/26	CAD	3,000,000	2,161,617
3.5% 12/1/45	CAD	1,300,000	1,218,685
Central Bank of Nigeria warrants 11/15/20 (k)(l)		750	36,200
City of Buenos Aires:
8.95% 2/19/21 (b)		495,000	522,225
9.95% 3/1/17 (b)		325,000	336,781
Colombian Republic:
4.375% 3/21/23	COP	3,268,000,000	858,564
5% 6/15/45		200,000	167,000
5.625% 2/26/44		200,000	182,500
7.375% 9/18/37		365,000	402,413
10.375% 1/28/33		905,000	1,276,050
Congo Republic 4% 6/30/29 (m)		1,970,775	1,547,058
Costa Rican Republic:
4.25% 1/26/23 (b)		300,000	262,500
7% 4/4/44 (b)		670,000	558,613
Croatia Republic:
5.5% 4/4/23 (b)		175,000	177,660
6% 1/26/24 (b)		200,000	208,346
6.375% 3/24/21 (b)		300,000	318,600
6.625% 7/14/20 (b)		170,000	182,164
6.75% 11/5/19 (b)		155,000	166,044
Danish Kingdom 1.75% 11/15/25	DKK	9,600,000	1,502,644
Democratic Socialist Republic of Sri Lanka:
6.25% 10/4/20 (b)		480,000	462,718
6.25% 7/27/21 (b)		210,000	199,658
Dominican Republic:
1.4674% 8/30/24 (c)		1,570,000	1,536,638
5.5% 1/27/25 (b)		215,000	206,938
6.85% 1/27/45 (b)		690,000	650,325
7.45% 4/30/44 (b)		830,000	836,225
7.5% 5/6/21 (b)		515,000	552,338
Georgia Republic 6.875% 4/12/21 (b)		210,000	217,056
German Federal Republic:
0.25% 10/16/20	EUR	2,700,000	2,975,087
0.5% 2/15/25	EUR	100,000	107,931
2.5% 8/15/46	EUR	1,800,000	2,439,894
Hong Kong Government SAR 1.32% 12/23/19	HKD	2,700,000	353,373
Hungarian Republic:
5.375% 3/25/24		268,000	293,460
5.75% 11/22/23		427,000	477,770
7.625% 3/29/41		454,000	614,316
Indonesian Republic:
3.375% 4/15/23 (b)		280,000	260,188
4.75% 1/8/26 (b)		295,000	291,360
5.25% 1/17/42 (b)		270,000	243,812
5.375% 10/17/23		200,000	207,938
5.95% 1/8/46 (b)		290,000	285,527
6.625% 2/17/37 (b)		525,000	550,088
6.75% 1/15/44 (b)		205,000	219,720
7.75% 1/17/38 (b)		1,070,000	1,251,726
8.5% 10/12/35 (Reg. S)		800,000	994,997
Irish Republic:
2% 2/18/45 (Reg.S)	EUR	975,000	1,016,011
2.4% 5/15/30 (Reg. S)	EUR	1,050,000	1,245,885
Islamic Republic of Pakistan:
7.125% 3/31/16 (b)		1,325,000	1,326,738
7.25% 4/15/19 (b)		965,000	982,839
8.25% 4/15/24 (b)		200,000	205,080
8.25% 9/30/25 (b)		295,000	299,767
Israeli State (guaranteed by U.S. Government through Agency for International Development):
5.5% 9/18/23		4,140,000	4,961,459
5.5% 12/4/23		1,628,000	1,959,029
Italian Republic 4.75% 9/1/44	EUR	750,000	1,151,227
Ivory Coast 5.75% 12/31/32		1,125,000	1,000,058
Japan Government:
0.1% 1/15/16	JPY	85,000,000	707,212
0.1% 2/15/16	JPY	350,000,000	2,912,401
0.1% 3/15/16	JPY	300,000,000	2,496,593
0.1% 12/15/16	JPY	74,000,000	616,485
0.3% 6/20/16	JPY	231,000,000	1,924,817
0.9% 3/20/22	JPY	100,000,000	876,243
0.9% 6/20/22	JPY	964,050,000	8,459,851
1.5% 12/20/44	JPY	220,000,000	1,934,781
1.9% 9/20/30	JPY	975,000,000	9,606,421
Jordanian Kingdom:
2.503% 10/30/20		2,924,000	2,998,074
3% 6/30/25		1,179,000	1,212,868
Kazakhstan Republic:
5.125% 7/21/25 (b)		205,000	202,032
6.5% 7/21/45 (b)		285,000	280,166
Kingdom of Norway 3.75% 5/25/21	NOK	4,800,000	619,394
Lebanese Republic:
4% 12/31/17		702,000	692,523
5.45% 11/28/19		255,000	250,430
6.375% 3/9/20		150,000	151,109
New Zealand Government 6% 5/15/21	NZD	1,000,000	784,192
Panamanian Republic:
6.7% 1/26/36		140,000	166,250
8.875% 9/30/27		75,000	103,688
9.375% 4/1/29		140,000	201,600
Peruvian Republic 4% 3/7/27 (m)		570,000	570,000
Philippine Republic:
7.75% 1/14/31		305,000	428,516
9.5% 2/2/30		300,000	472,487
Provincia de Cordoba 12.375% 8/17/17 (b)		890,000	921,150
Republic of Angola 7% 8/16/19 (Issued by Northern Lights III BV for Republic of Angola) (Reg. S)		492,188	473,829
Republic of Armenia:
6% 9/30/20 (b)		920,000	892,060
7.15% 3/26/25 (b)		400,000	386,444
Republic of Iceland 5.875% 5/11/22 (b)		240,000	272,229
Republic of Iraq 5.8% 1/15/28 (Reg. S)		1,750,000	1,177,820
Republic of Nigeria 5.125% 7/12/18 (b)		605,000	576,263
Republic of Serbia:
6.75% 11/1/24 (b)		832,658	847,230
7.25% 9/28/21 (b)		400,000	452,181
Republic of Singapore 3.25% 9/1/20	SGD	3,400,000	2,536,991
Romanian Republic:
4.375% 8/22/23 (b)		308,000	320,613
6.125% 1/22/44 (b)		238,000	278,460
Russian Federation:
4.875% 9/16/23 (b)		600,000	609,600
5% 4/29/20 (b)		300,000	309,600
5.625% 4/4/42 (b)		400,000	378,400
5.875% 9/16/43 (b)		800,000	778,160
12.75% 6/24/28 (Reg. S)		2,695,000	4,259,879
Spanish Kingdom:
1.15% 7/30/20	EUR	3,600,000	3,994,458
2.75% 10/31/24 (Reg. S)	EUR	2,500,000	2,964,246
5.15% 10/31/44	EUR	350,000	538,738
Sweden Kingdom 3.5% 6/1/22	SEK	18,500,000	2,587,890
Switzerland Confederation 4.25% 6/5/17	CHF	3,350,000	3,582,119
Turkish Republic:
4.875% 4/16/43		275,000	242,000
5.125% 3/25/22		185,000	189,856
5.625% 3/30/21		490,000	518,128
6.25% 9/26/22		275,000	298,540
6.75% 4/3/18		205,000	220,580
6.75% 5/30/40		495,000	550,181
6.875% 3/17/36		505,000	565,539
7% 3/11/19		345,000	377,347
7.25% 3/5/38		345,000	404,143
7.375% 2/5/25		400,000	467,040
7.5% 11/7/19		945,000	1,059,600
8% 2/14/34		300,000	374,970
11.875% 1/15/30		555,000	909,523
Ukraine Government:
0% 5/31/40 (b)(c)		304,000	120,080
7.75% 9/1/20 (b)		368,000	338,560
7.75% 9/1/21 (b)		328,000	298,008
7.75% 9/1/22 (b)		226,000	204,706
7.75% 9/1/23 (b)		105,000	93,471
7.75% 9/1/24 (b)		105,000	92,916
7.75% 9/1/25 (b)		105,000	92,356
7.75% 9/1/27 (b)		150,000	130,500
United Kingdom, Great Britain and Northern Ireland:
2% 9/7/25(Reg. S)	GBP	1,500,000	2,223,064
3.5% 7/22/68	GBP	1,500,000	2,859,089
4.25% 3/7/36	GBP	800,000	1,487,996
United Mexican States:
4% 10/2/23		558,000	565,254
4.6% 1/23/46		300,000	265,500
4.75% 3/8/44		204,000	185,844
5.55% 1/21/45		265,000	271,625
6.05% 1/11/40		307,000	336,165
6.5% 6/10/21	MXN	8,965,000	538,136
Uruguay Republic 7.875% 1/15/33 pay-in-kind		440,000	547,800
Venezuelan Republic:
oil recovery rights 4/15/20 (l)		10,236	66,534
5.75% 2/26/16 (Reg S.)		3,400,000	3,051,500
9.25% 9/15/27		445,000	182,450
11.75% 10/21/26 (Reg. S)		440,000	195,800
11.95% 8/5/31 (Reg. S)		1,780,000	787,650
12.75% 8/23/22		540,000	241,650
Vietnamese Socialist Republic:
1.3725% 3/12/16 (c)		67,826	67,063
4% 3/12/28 (m)		1,957,500	1,908,563
4.8% 11/19/24 (b)		200,000	192,076
6.75% 1/29/20 (b)		400,000	438,376
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $188,957,212)			184,505,450

Supranational Obligations - 0.0%
European Bank for Reconstruction & Development 6% 3/3/16 (Cost $241,998)	INR	15,500,000	233,952
		Shares	Value

Common Stocks - 4.4%
CONSUMER DISCRETIONARY - 1.2%
Auto Components - 0.3%
Chassix Holdings, Inc.		33,750	959,513
Chassix Holdings, Inc. warrants (k)		1,921	3,880
Delphi Automotive PLC		9,900	848,727
Exide Technologies		2,115	0
Exide Technologies		7,052	0
Lear Corp.		4,600	565,018
Tenneco, Inc. (k)		14,900	684,059
			3,061,197
Automobiles - 0.0%
General Motors Co.		328	11,155
Diversified Consumer Services - 0.0%
Houghton Mifflin Harcourt Co. warrants 6/22/19 (k)(n)		2,218	27,506
Hotels, Restaurants & Leisure - 0.1%
Extended Stay America, Inc. unit		68,300	1,085,970
Fiesta Restaurant Group, Inc. (k)		12,900	433,440
			1,519,410
Household Durables - 0.3%
CalAtlantic Group, Inc.		19,740	748,541
Harman International Industries, Inc.		11,100	1,045,731
Lennar Corp. Class A		26,700	1,305,897
Taylor Morrison Home Corp. (k)		41,100	657,600
			3,757,769
Media - 0.3%
AMC Networks, Inc. Class A (k)		17,000	1,269,560
Naspers Ltd. Class N		9,500	1,298,501
Sinclair Broadcast Group, Inc. Class A		50,200	1,633,508
			4,201,569
Specialty Retail - 0.1%
Office Depot, Inc. (k)		154,900	873,636
Textiles, Apparel & Luxury Goods - 0.1%
Deckers Outdoor Corp. (k)		8,500	401,200
Michael Kors Holdings Ltd. (k)		10,000	400,600
			801,800

TOTAL CONSUMER DISCRETIONARY			14,254,042

CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Ovation Acquisition I LLC (n)		158,313	1,583
Food Products - 0.0%
Reddy Ice Holdings, Inc. (k)		5,683	2,813

TOTAL CONSUMER STAPLES			4,396

ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Hornbeck Offshore Services, Inc. (k)		14,400	143,136
Oil, Gas & Consumable Fuels - 0.0%
Crestwood Equity Partners LP		7,975	165,721
Southwestern Energy Co. (k)		19,200	136,512
			302,233

TOTAL ENERGY			445,369

FINANCIALS - 0.2%
Capital Markets - 0.1%
Penson Worldwide, Inc. Class A (k)		314,563	3
The Blackstone Group LP		24,700	722,228
			722,231
Consumer Finance - 0.1%
OneMain Holdings, Inc. (k)		27,700	1,150,658

TOTAL FINANCIALS			1,872,889

HEALTH CARE - 0.9%
Biotechnology - 0.4%
Biogen, Inc. (k)		4,800	1,470,480
Celgene Corp. (k)		12,500	1,497,000
Gilead Sciences, Inc.		15,500	1,568,445
			4,535,925
Health Care Providers & Services - 0.2%
HCA Holdings, Inc. (k)		27,100	1,832,773
Rotech Healthcare, Inc. (k)		6,069	192,934
			2,025,707
Pharmaceuticals - 0.3%
Allergan PLC (k)		7,600	2,375,000
Endo Health Solutions, Inc. (k)		15,600	955,032
Teva Pharmaceutical Industries Ltd. sponsored ADR		11,100	728,604
			4,058,636

TOTAL HEALTH CARE			10,620,268

INDUSTRIALS - 0.4%
Airlines - 0.1%
Air Canada (k)		106,500	785,839
Delta Air Lines, Inc.		10,800	547,452
			1,333,291
Commercial Services & Supplies - 0.0%
WP Rocket Holdings, Inc. (k)(n)		894,972	53,698
Marine - 0.0%
U.S. Shipping Partners Corp. (k)		644	129
U.S. Shipping Partners Corp. warrants 12/31/29 (k)		6,028	0
			129
Road & Rail - 0.0%
Avis Budget Group, Inc. (k)		10,500	381,045
Trading Companies & Distributors - 0.3%
Air Lease Corp. Class A		15,600	522,288
HD Supply Holdings, Inc. (k)		37,300	1,120,119
Penhall Acquisition Co.:
Class A (k)		321	25,407
Class B (k)		107	8,469
United Rentals, Inc. (k)		20,100	1,458,054
			3,134,337
Transportation Infrastructure - 0.0%
DeepOcean Group Holding BV (b)(k)		31,897	287,018

TOTAL INDUSTRIALS			5,189,518

INFORMATION TECHNOLOGY - 1.4%
Electronic Equipment & Components - 0.1%
CDW Corp.		28,100	1,181,324
Internet Software & Services - 0.5%
Alibaba Group Holding Ltd. sponsored ADR (k)		32,900	2,673,783
Alphabet, Inc. Class A (k)		2,300	1,789,423
Baidu.com, Inc. sponsored ADR (k)		3,400	642,736
Facebook, Inc. Class A (k)		10,400	1,088,464
			6,194,406
IT Services - 0.1%
MasterCard, Inc. Class A		8,900	866,504
PayPal Holdings, Inc. (k)		19,200	695,040
			1,561,544
Semiconductors & Semiconductor Equipment - 0.6%
Avago Technologies Ltd.		13,000	1,886,950
Cypress Semiconductor Corp.		309	3,031
MagnaChip Semiconductor Corp. (k)		2,669	14,119
NXP Semiconductors NV (k)		12,717	1,071,407
Qorvo, Inc. (k)		33,195	1,689,626
Skyworks Solutions, Inc.		26,800	2,059,044
			6,724,177
Technology Hardware, Storage & Peripherals - 0.1%
Apple, Inc.		10,300	1,084,178

TOTAL INFORMATION TECHNOLOGY			16,745,629

MATERIALS - 0.2%
Chemicals - 0.1%
LyondellBasell Industries NV Class A		5,700	495,330
Containers & Packaging - 0.1%
WestRock Co.		26,532	1,210,390
Metals & Mining - 0.0%
Aleris International, Inc. (k)(n)		2,037	21,877
Mirabela Nickel Ltd. (k)		217,900	13,179
			35,056

TOTAL MATERIALS			1,740,776

TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (k)		34,700	1,357,464
UTILITIES - 0.0%
Electric Utilities - 0.0%
Portland General Electric Co.		140	5,092
TOTAL COMMON STOCKS
(Cost $56,051,645)			52,235,443

Preferred Stocks - 0.2%
Convertible Preferred Stocks - 0.1%
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Reddy Ice Holdings, Inc. 7.00% pay-in-kind (k)		2,286	19,237
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Allergan PLC 5.50%		1,500	1,545,270

TOTAL CONVERTIBLE PREFERRED STOCKS			1,564,507

Nonconvertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Capital Markets - 0.1%
Goldman Sachs Group, Inc. Series K 6.375%		26,704	742,104
TOTAL PREFERRED STOCKS
(Cost $2,183,917)			2,306,611
		Principal Amount(a)	Value

Bank Loan Obligations - 1.8%
CONSUMER DISCRETIONARY - 0.2%
Auto Components - 0.0%
Chassix, Inc. term loan 12% 7/29/19		424,742	420,494
Diversified Consumer Services - 0.1%
KC Mergersub, Inc.:
Tranche 1LN, term loan 6% 8/13/22 (c)		658,350	641,891
Tranche L 2LN, term loan 10.25% 8/13/23 (c)		245,000	240,100
			881,991
Hotels, Restaurants & Leisure - 0.1%
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (c)		162,874	142,515
Hilton Worldwide Finance, LLC Tranche B, term loan 3.5% 10/25/20 (c)		814,424	812,136
MGM Mirage, Inc. Tranche B, term loan 3.5% 12/20/19 (c)		271,600	267,526
TGI Friday's, Inc. Tranche B 1LN, term loan 5.25% 7/15/20 (c)		46,574	46,458
			1,268,635

TOTAL CONSUMER DISCRETIONARY			2,571,120

CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.0%
Focus Brands, Inc. Tranche 2LN, term loan 10.25% 8/21/18 (c)		285,000	286,425
Personal Products - 0.1%
Revlon Consumer Products Corp.:
term loan 4% 8/19/19 (c)		808,397	803,094
Tranche B, term loan 3.25% 11/19/17 (c)		364,574	363,054
			1,166,148

TOTAL CONSUMER STAPLES			1,452,573

ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Alon U.S.A. Partners LP term loan 9.25% 11/26/18 (c)		326,029	324,399
TPF II Power, LLC Tranche B, term loan 5.5% 10/2/21 (c)		221,321	216,065
			540,464
FINANCIALS - 0.0%
Real Estate Management & Development - 0.0%
Realogy Corp. Credit-Linked Deposit 4.4463% 10/10/16 (c)		23,792	23,435
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Emergency Medical Services Corp. Tranche B, term loan 4.25% 5/25/18 (c)		1,051,479	1,043,152
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
GCA Services Group, Inc. Tranche 2LN, term loan 9.25% 11/1/20 (c)		180,000	175,950
INFORMATION TECHNOLOGY - 0.2%
Semiconductors & Semiconductor Equipment - 0.1%
Avago Technologies, Inc. Tranche B, term loan 3.75% 5/6/21 (c)		967,299	964,078
Software - 0.1%
BMC Software Finance, Inc. Tranche B, term loan 5% 9/10/20 (c)		458,787	376,531
Sophia L.P. Tranche B, term loan 4.75% 9/30/22 (c)		1,162,088	1,146,469
Transfirst, Inc.:
Tranche 2LN, term loan 9% 11/12/22 (c)		60,000	58,575
Tranche B 1LN, term loan 4.75% 11/12/21 (c)		49,501	49,015
			1,630,590

TOTAL INFORMATION TECHNOLOGY			2,594,668

MATERIALS - 0.1%
Containers & Packaging - 0.1%
Berry Plastics Corp. Tranche E, term loan 3.75% 1/6/21 (c)		462,117	454,783
Metals & Mining - 0.0%
Essar Steel Algoma, Inc. Tranche B, term loan 5.4375% 8/16/19 (c)		267,300	63,617
MRC Global, Inc. Tranche B, term loan 4.75% 11/9/19 (c)		225,230	206,085
			269,702

TOTAL MATERIALS			724,485

TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Integra Telecom Holdings, Inc. Tranche B 1LN, term loan 5.25% 8/14/20 (c)		575,650	555,502
Wireless Telecommunication Services - 0.0%
Digicel International Finance Ltd.:
Tranche D 1LN, term loan 4.125% 3/31/17(c)		172,466	155,219
Tranche D 2LN, term loan 4.1031% 3/31/19 (c)		172,535	155,281
			310,500

TOTAL TELECOMMUNICATION SERVICES			866,002

UTILITIES - 0.9%
Electric Utilities - 0.0%
Essential Power LLC Tranche B, term loan 4.75% 8/8/19 (c)		303,045	298,121
Independent Power and Renewable Electricity Producers - 0.9%
Energy Future Holdings Corp. Tranche 1LN, term loan 4.25% 6/19/16 (c)		10,612,004	10,561,597

TOTAL UTILITIES			10,859,718

TOTAL BANK LOAN OBLIGATIONS
(Cost $21,233,226)			20,851,567

Sovereign Loan Participations - 0.1%
Indonesian Republic loan participation:
Citibank 1.4375% 12/14/19 (c)		209,584	205,392
Goldman Sachs 1.4375% 12/14/19 (c)		377,222	369,678
Mizuho 1.4375% 12/14/19 (c)		282,070	276,428
TOTAL SOVEREIGN LOAN PARTICIPATIONS
(Cost $819,363)			851,498
		Shares	Value

Fixed-Income Funds - 6.0%
Fidelity Floating Rate Central Fund (o)
(Cost $75,141,855)		723,012	70,696,113
		Principal Amount(a)	Value

Preferred Securities - 3.1%
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
NBCUniversal Enterprise, Inc. 5.25% (b)(e)		770,000	817,644
CONSUMER STAPLES - 0.1%
Food Products - 0.1%
Cosan Overseas Ltd. 8.25% (e)		960,000	777,867
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Total SA 2.25% (Reg. S) (c)(e)	EUR	300,000	306,968
FINANCIALS - 2.8%
Banks - 2.2%
Banco Do Brasil SA 9% (b)(c)(e)		800,000	526,754
Bank of America Corp.:
5.125% (c)(e)		1,345,000	1,283,938
5.2% (c)(e)		2,762,000	2,584,277
6.25% (c)(e)		910,000	930,713
8% (c)(e)		255,000	268,055
8.125% (c)(e)		145,000	149,059
Barclays Bank PLC 7.625% 11/21/22		2,140,000	2,455,305
Citigroup, Inc.:
5.8% (c)(e)		1,130,000	1,128,858
5.9% (c)(e)		1,455,000	1,461,963
5.95% (c)(e)		2,675,000	2,684,526
6.3% (c)(e)		270,000	265,446
JPMorgan Chase & Co.:
5% (c)(e)		1,615,000	1,574,625
5.3% (c)(e)		865,000	869,439
6% (c)(e)		2,580,000	2,640,758
6.125% (c)(e)		725,000	740,800
6.75% (c)(e)		400,000	447,226
Wells Fargo & Co.:
5.875% (c)(e)		2,600,000	2,743,595
5.9% (c)(e)		3,065,000	3,100,218
7.98% (c)(e)		135,000	143,428
			25,998,983
Capital Markets - 0.4%
Bank of Scotland 7.281% (c)(e)	GBP	350,000	609,567
Goldman Sachs Group, Inc.:
5.375% (c)(e)		735,000	736,050
5.7% (c)(e)		1,701,000	1,704,220
Morgan Stanley 5.55% (c)(e)		870,000	892,306
			3,942,143
Consumer Finance - 0.1%
American Express Co.:
4.9% (c)(e)		520,000	501,560
5.2% (c)(e)		925,000	916,179
			1,417,739
Diversified Financial Services - 0.0%
Magnesita Finance Ltd. 8.625% (b)(e)		400,000	224,250
Insurance - 0.1%
Credit Agricole Assurances SA 4.25% (Reg. S) (c)(e)	EUR	300,000	322,717
Elm BV (SWISS REIN CO) 2.6% (Reg. S) (c)(e)	EUR	500,000	504,538
Society of Lloyd's 7.421% (c)(e)	GBP	400,000	642,423
			1,469,678

TOTAL FINANCIALS			33,052,793

INDUSTRIALS - 0.1%
Construction& Engineering - 0.1%
Odebrecht Finance Ltd.:
7.5% (b)(e)		2,350,000	1,257,153
7.5% (Reg. S) (e)		100,000	53,496
			1,310,649
MATERIALS - 0.0%
Metals & Mining - 0.0%
CSN Islands XII Corp. 7% (Reg. S) (e)		1,220,000	416,912
TOTAL PREFERRED SECURITIES
(Cost $38,780,036)			36,682,833
		Shares	Value

Money Market Funds - 4.4%
Fidelity Cash Central Fund, 0.33% (p)
(Cost $51,880,241)		51,880,241	51,880,241
TOTAL INVESTMENT PORTFOLIO - 99.1%
(Cost $1,220,281,796)			1,174,409,156
NET OTHER ASSETS (LIABILITIES) - 0.9%			11,248,896
NET ASSETS - 100%			$1,185,658,052

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Treasury Contracts
20 CBOT 2 Year U.S. Treasury Note Contracts (United States)	March 2016	4,344,688	$(6,289)
29 CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	March 2016	4,601,938	35,953
TOTAL FUTURES CONTRACTS			$29,664

The face value of futures purchased as a percentage of Net Assets is 0.8%

Swaps

Clearinghouse/Counterparty(1)	Expiration Date	Notional Amount	Payment Received	Payment Paid	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
LCH	Mar. 2018	$800,000	3-month LIBOR	1.5%	$1,501	$0	$1,501
LCH	Mar. 2021	500,000	3-month LIBOR	2%	1,773	0	1,773
CME	Mar. 2026	100,000	2.5%	3-month LIBOR	(951)	0	(951)
LCH	Mar. 2046	1,100,000	3-month LIBOR	2.75%	11,740	0	11,740

TOTAL INTEREST RATE SWAPS					$14,063	$0	$14,063

 (1) Swaps with CME Group (CME) and LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

Currency Abbreviations

AUD – Australian dollar

BRL – Brazilian real

CAD – Canadian dollar

CHF – Swiss franc

COP – Colombian peso

DKK – Danish krone

EUR – European Monetary Unit

GBP – British pound

HKD – Hong Kong dollar

INR – Indian rupee

JPY – Japanese yen

MXN – Mexican peso

NOK – Norwegian krone

NZD – New Zealand dollar

RUB – Russian ruble

SEK – Swedish krona

SGD – Singapore dollar

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $241,628,693 or 20.4% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Non-income producing - Security is in default.

 (e) Security is perpetual in nature with no stated maturity date.

 (f) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $183,036.

 (g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $147,176.

 (h) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (i) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (j) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (k) Non-income producing

 (l) Quantity represents share amount.

 (m) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (n) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $104,664 or 0.0% of net assets.

 (o) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Fund, is available at advisor.fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (p) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Aleris International, Inc.	6/1/10	$71,295
Houghton Mifflin Harcourt Co. warrants 6/22/19	6/22/12	$4,281
Ovation Acquisition I LLC	12/23/15	$1,583
WP Rocket Holdings, Inc.	6/24/11 - 2/2/15	$466,147

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$93,763
Fidelity Floating Rate Central Fund	3,555,092
Total	$3,648,855

Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:

Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Floating Rate Central Fund	$47,644,690	$29,865,605	$1,751,336	$70,696,113	4.9%
Total	$47,644,690	$29,865,605	$1,751,336	$70,696,113

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$14,254,042	$11,964,642	$1,326,007	$963,393
Consumer Staples	23,633	--	2,813	20,820
Energy	445,369	445,369	--	--
Financials	2,614,993	2,614,990	--	3
Health Care	12,165,538	11,972,604	--	192,934
Industrials	5,189,518	4,814,797	--	374,721
Information Technology	16,745,629	16,745,629	--	--
Materials	1,740,776	1,705,720	--	35,056
Telecommunication Services	1,357,464	1,357,464	--	--
Utilities	5,092	5,092	--	--
Corporate Bonds	512,617,592	--	512,610,713	6,879
U.S. Government and Government Agency Obligations	174,410,727	--	174,410,727	--
U.S. Government Agency - Mortgage Securities	8,760,172	--	8,760,172	--
Collateralized Mortgage Obligations	38,065,218	--	38,065,218	--
Commercial Mortgage Securities	20,311,739	--	20,311,739	--
Foreign Government and Government Agency Obligations	184,505,450	--	183,868,916	636,534
Supranational Obligations	233,952	--	233,952	--
Bank Loan Obligations	20,851,567	--	20,097,138	754,429
Sovereign Loan Participations	851,498	--	--	851,498
Fixed-Income Funds	70,696,113	70,696,113	--	--
Preferred Securities	36,682,833	--	36,682,833	--
Money Market Funds	51,880,241	51,880,241	--	--
Total Investments in Securities:	$1,174,409,156	$174,202,661	$996,370,228	$3,836,267
Derivative Instruments:
Assets
Futures Contracts	$35,953	$35,953	$--	$--
Swaps	15,014	--	15,014	--
Total Assets	$50,967	$35,953	$15,014	$--
Liabilities
Futures Contracts	$(6,289)	$(6,289)	$--	$--
Swaps	(951)	--	(951)	--
Total Liabilities	$(7,240)	$(6,289)	$(951)	$--
Total Derivative Instruments:	$43,727	$29,664	$14,063	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Interest Rate Risk
Futures Contracts(a)	$35,953	$(6,289)
Swaps(b)	15,014	(951)
Total Interest Rate Risk	$50,967	$(7,240)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

 (b) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. For centrally cleared OTC swaps, only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	64.3%
Netherlands	2.7%
Japan	2.7%
Luxembourg	2.5%
United Kingdom	2.5%
Canada	2.2%
Ireland	2.1%
Italy	1.9%
Argentina	1.8%
France	1.5%
Cayman Islands	1.2%
Mexico	1.1%
Australia	1.0%
Others (Individually Less Than 1%)	12.5%
100.0%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,093,259,700)	$1,051,832,802
Fidelity Central Funds (cost $127,022,096)	122,576,354
Total Investments (cost $1,220,281,796)		$1,174,409,156
Cash		137,848
Foreign currency held at value (cost $342)		338
Receivable for investments sold		1,921,939
Receivable for fund shares sold		129,597
Dividends receivable		35,454
Interest receivable		12,812,972
Distributions receivable from Fidelity Central Funds		333,888
Receivable for daily variation margin for derivative instruments		20,008
Prepaid expenses		2,689
Other receivables		5,218
Total assets		1,189,809,107
Liabilities
Payable for investments purchased	$3,006,175
Payable for fund shares redeemed	282,798
Accrued management fee	558,405
Distribution and service plan fees payable	38,734
Other affiliated payables	128,501
Other payables and accrued expenses	136,442
Total liabilities		4,151,055
Net Assets		$1,185,658,052
Net Assets consist of:
Paid in capital		$1,236,802,060
Undistributed net investment income		2,664,758
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(7,944,826)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(45,863,940)
Net Assets		$1,185,658,052
Initial Class:
Net Asset Value, offering price and redemption price per share ($91,713,524 ÷ 8,652,126 shares)		$10.60
Service Class:
Net Asset Value, offering price and redemption price per share ($753,045 ÷ 71,105 shares)		$10.59
Service Class 2:
Net Asset Value, offering price and redemption price per share ($185,925,308 ÷ 17,671,913 shares)		$10.52
Investor Class:
Net Asset Value, offering price and redemption price per share ($907,266,175 ÷ 85,849,263 shares)		$10.57

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Dividends		$2,791,759
Interest		48,118,750
Income from Fidelity Central Funds		3,648,855
Total income		54,559,364
Expenses
Management fee	$6,986,649
Transfer agent fees	1,180,023
Distribution and service plan fees	424,687
Accounting fees and expenses	432,288
Custodian fees and expenses	71,641
Independent trustees' compensation	5,061
Registration fees	6
Audit	87,210
Legal	134,663
Miscellaneous	44,066
Total expenses before reductions	9,366,294
Expense reductions	(3,930)	9,362,364
Net investment income (loss)		45,197,000
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(16,624,106)
Fidelity Central Funds	(151,971)
Foreign currency transactions	(97,746)
Futures contracts	236,408
Swaps	(78,850)
Total net realized gain (loss)		(16,716,265)
Change in net unrealized appreciation (depreciation) on: Investment securities	(49,628,644)
Assets and liabilities in foreign currencies	5,222
Futures contracts	(199,441)
Swaps	2,890
Total change in net unrealized appreciation (depreciation)		(49,819,973)
Net gain (loss)		(66,536,238)
Net increase (decrease) in net assets resulting from operations		$(21,339,238)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$45,197,000	$41,570,013
Net realized gain (loss)	(16,716,265)	8,783,280
Change in net unrealized appreciation (depreciation)	(49,819,973)	(11,446,565)
Net increase (decrease) in net assets resulting from operations	(21,339,238)	38,906,728
Distributions to shareholders from net investment income	(32,938,370)	(36,724,038)
Distributions to shareholders from net realized gain	–	(14,133,853)
Distributions to shareholders from tax return of capital	(3,700,630)	–
Total distributions	(36,639,000)	(50,857,891)
Share transactions - net increase (decrease)	15,137,477	113,176,111
Total increase (decrease) in net assets	(42,840,761)	101,224,948
Net Assets
Beginning of period	1,228,498,813	1,127,273,865
End of period (including undistributed net investment income of $2,664,758 and undistributed net investment income of $1,899,755, respectively)	$1,185,658,052	$1,228,498,813

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Strategic Income Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$11.12	$11.20	$11.76	$11.15	$11.36
Income from Investment Operations
Net investment income (loss)A	.413	.413	.437	.465	.511
Net realized and unrealized gain (loss)	(.593)	(.010)	(.403)	.704	.013
Total from investment operations	(.180)	.403	.034	1.169	.524
Distributions from net investment income	(.306)	(.350)	(.483)	(.425)	(.486)
Distributions from net realized gain	–	(.133)	(.111)	(.134)	(.248)
Tax return of capital	(.034)	–	–	–	–
Total distributions	(.340)	(.483)	(.594)	(.559)	(.734)
Net asset value, end of period	$10.60	$11.12	$11.20	$11.76	$11.15
Total ReturnB,C	(1.63)%	3.60%	.29%	10.50%	4.66%
Ratios to Average Net AssetsD,E
Expenses before reductions	.69%	.68%	.68%	.69%	.69%
Expenses net of fee waivers, if any	.69%	.68%	.68%	.69%	.69%
Expenses net of all reductions	.69%	.68%	.68%	.69%	.69%
Net investment income (loss)	3.69%	3.56%	3.74%	3.97%	4.38%
Supplemental Data
Net assets, end of period (000 omitted)	$91,714	$107,847	$119,063	$164,166	$164,168
Portfolio turnover rateF	92%	119%	141%	129%	224%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Strategic Income Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$11.11	$11.19	$11.75	$11.14	$11.35
Income from Investment Operations
Net investment income (loss)A	.401	.401	.425	.453	.499
Net realized and unrealized gain (loss)	(.592)	(.009)	(.403)	.704	.009
Total from investment operations	(.191)	.392	.022	1.157	.508
Distributions from net investment income	(.295)	(.339)	(.471)	(.413)	(.470)
Distributions from net realized gain	–	(.133)	(.111)	(.134)	(.248)
Tax return of capital	(.034)	–	–	–	–
Total distributions	(.329)	(.472)	(.582)	(.547)	(.718)
Net asset value, end of period	$10.59	$11.11	$11.19	$11.75	$11.14
Total ReturnB,C	(1.73)%	3.51%	.19%	10.40%	4.52%
Ratios to Average Net AssetsD,E
Expenses before reductions	.79%	.78%	.78%	.78%	.80%
Expenses net of fee waivers, if any	.79%	.78%	.78%	.78%	.80%
Expenses net of all reductions	.79%	.78%	.78%	.78%	.80%
Net investment income (loss)	3.59%	3.46%	3.64%	3.87%	4.28%
Supplemental Data
Net assets, end of period (000 omitted)	$753	$831	$837	$975	$883
Portfolio turnover rateF	92%	119%	141%	129%	224%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Strategic Income Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$11.05	$11.14	$11.71	$11.11	$11.33
Income from Investment Operations
Net investment income (loss)A	.380	.380	.404	.434	.478
Net realized and unrealized gain (loss)	(.593)	(.005)	(.400)	.701	.021
Total from investment operations	(.213)	.375	.004	1.135	.499
Distributions from net investment income	(.283)	(.332)	(.463)	(.401)	(.471)
Distributions from net realized gain	–	(.133)	(.111)	(.134)	(.248)
Tax return of capital	(.034)	–	–	–	–
Total distributions	(.317)	(.465)	(.574)	(.535)	(.719)
Net asset value, end of period	$10.52	$11.05	$11.14	$11.71	$11.11
Total ReturnB,C	(1.94)%	3.37%	.03%	10.23%	4.45%
Ratios to Average Net AssetsD,E
Expenses before reductions	.94%	.93%	.93%	.94%	.95%
Expenses net of fee waivers, if any	.94%	.93%	.93%	.94%	.94%
Expenses net of all reductions	.94%	.93%	.93%	.94%	.94%
Net investment income (loss)	3.44%	3.31%	3.49%	3.72%	4.13%
Supplemental Data
Net assets, end of period (000 omitted)	$185,925	$137,892	$68,196	$41,502	$25,652
Portfolio turnover rateF	92%	119%	141%	129%	224%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Strategic Income Portfolio Investor Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$11.09	$11.17	$11.73	$11.12	$11.34
Income from Investment Operations
Net investment income (loss)A	.408	.408	.432	.460	.510
Net realized and unrealized gain (loss)	(.591)	(.008)	(.401)	.700	–
Total from investment operations	(.183)	.400	.031	1.166	.511
Distributions from net investment income	(.303)	(.347)	(.480)	(.422)	(.483)
Distributions from net realized gain	–	(.133)	(.111)	(.134)	(.248)
Tax return of capital	(.034)	–	–	–	–
Total distributions	(.337)	(.480)	(.591)	(.556)	(.731)
Net asset value, end of period	$10.57	$11.09	$11.17	$11.73	$11.12
Total ReturnB,C	(1.66)%	3.58%	.27%	10.50%	4.55%
Ratios to Average Net AssetsD,E
Expenses before reductions	.72%	.71%	.72%	.72%	.73%
Expenses net of fee waivers, if any	.72%	.71%	.71%	.72%	.73%
Expenses net of all reductions	.72%	.71%	.71%	.72%	.73%
Net investment income (loss)	3.65%	3.52%	3.70%	3.94%	4.35%
Supplemental Data
Net assets, end of period (000 omitted)	$907,266	$981,928	$939,177	$1,085,039	$817,192
Portfolio turnover rateF	92%	119%	141%	129%	224%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Strategic Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio*
Fidelity Floating Rate Central Fund	FMR Co., Inc. (FMRC)	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans and Direct Debt Instruments Restricted Securities	Less than .005%

*Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, foreign government and government agency obligations, preferred securities, supranational obligations, U.S. government and government agency obligations and sovereign loan participations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, defaulted bonds, market discount, tax return of capital distribution, partnerships (including allocations from Fidelity Central Funds), capital loss carryforwards, equity-debt classifications, contingent interest and losses deferred due to wash sales and excise tax regulations.

For the period ended December 31, 2015, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$26,270,739
Gross unrealized depreciation	(70,845,201)
Net unrealized appreciation (depreciation) on securities	$(44,574,462)
Tax Cost	$1,218,983,618

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(4,523,387)
Net unrealized appreciation (depreciation) on securities and other investments	$(44,596,507)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(4,523,387)

The Fund intends to elect to defer to its next fiscal year $1,233,309 of capital losses recognized during the period November 1, 2015 to December 31, 2015. The Fund intends to elect to defer to its next fiscal year $727,406 of ordinary losses recognized during the period November 1, 2015 to Fund's current fiscal year end December 31, 2015.

The tax character of distributions paid was as follows:

	December 31, 2015	December 31,2014
Ordinary Income	$32,938,370	$ 41,612,437
Long-term Capital Gains	–	9,245,454
Tax Return of Capital	3,700,630	–
Total	$36,639,000	$ 50,857,891

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Interest Rate Risk
Futures Contracts	$236,408	$(199,441)
Purchased Options	(90,290)	90,290
Swaps	(78,850)	2,890
Totals(a)	$67,268	$(106,261)

 (a) A summary of the value of derivatives by primary risk exposure as of period end, is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included on the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is included in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $911,261,291 and $811,073,518, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$815
Service Class 2	423,872
$424,687

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% (.10% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$69,793
Service Class	559
Service Class 2	115,531
Investor Class	994,140
$1,180,023

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $242 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,796 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,072 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,858.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Initial Class	$2,608,355	$3,269,156
Service Class	20,999	25,357
Service Class 2	4,841,746	3,960,327
Investor Class	25,467,270	29,469,198
Total	$32,938,370	$36,724,038
Tax Return of Capital
Initial Class	$287,413	$–
Service Class	2,400	–
Service Class 2	576,830	–
Investor Class	2,833,987	–
Total	$3,700,630	$–
From net realized gain
Initial Class	$–	$1,242,279
Service Class	–	9,948
Service Class 2	–	1,586,516
Investor Class	–	11,295,110
Total	$–	$14,133,853

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015	2014	2015	2014
Initial Class
Shares sold	438,630	745,338	$4,928,200	$8,663,108
Reinvestment of distributions	272,415	406,070	2,895,768	4,511,435
Shares redeemed	(1,754,032)	(2,086,629)	(19,582,348)	(24,079,212)
Net increase (decrease)	(1,042,987)	(935,221)	$(11,758,380)	$(10,904,669)
Service Class
Reinvestment of distributions	2,203	3,181	$23,399	$35,305
Shares redeemed	(5,901)	(3,178)	(64,952)	(35,305)
Net increase (decrease)	(3,698)	3	$(41,553)	$–
Service Class 2
Shares sold	7,779,897	7,688,623	$86,550,696	$88,930,893
Reinvestment of distributions	513,609	502,887	5,418,575	5,546,843
Shares redeemed	(3,102,820)	(1,833,227)	(34,258,336)	(21,154,484)
Net increase (decrease)	5,190,686	6,358,283	$57,710,935	$73,323,252
Investor Class
Shares sold	3,943,346	7,190,870	$44,206,013	$83,664,126
Reinvestment of distributions	2,669,930	3,679,089	28,301,258	40,764,308
Shares redeemed	(9,288,284)	(6,422,064)	(103,280,796)	(73,670,906)
Net increase (decrease)	(2,675,008)	4,447,895	$(30,773,525)	$50,757,528

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the period end, the investment advisor or its affiliates were the owners of record of 83% of the total outstanding shares of the Fund.

12. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

13. Litigation.

The Fund, and other entities managed by FMR or its affiliates, became aware in March 2015 that they were named as defendants in a lawsuit originally filed in the United States Bankruptcy Court for the Southern District of New York in 2009. The lawsuit was brought by creditors of Motors Liquidation Company (f/k/a General Motors), which went through Chapter 11 bankruptcy proceedings in 2009, and is captioned Official Committee of Unsecured Creditors of Motors Liquidation Company v. JPMorgan Chase Bank, N.A., et al., Adversary No. 09-00504 (REG). The plaintiffs are seeking an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on General Motors secured debt. The plaintiffs contend that the Fund and the other defendants were not secured creditors at the time of the 2009 payments and, thus, were not entitled to payment in full. In January 2015, the Court of Appeals ruled that JPMorgan, as administrative agent for all of the debtholders, released the security interest on certain collateral securing the debt prior to the 2009 payments. The parties to the dispute have commenced discovery on the value of remaining, unreleased collateral. At this time, Management cannot determine the amount of loss that may be realized, but expects the amount to be less than the $1,208,199 received in 2009. The Fund was not previously aware that it had been named as a defendant in this case because, in 2009, the Bankruptcy Court allowed the plaintiffs to refrain from serving any of the defendants other than JPMorgan with notice of the filing of the lawsuit. The Fund will explore all available options for minimizing any loss to the Fund. The Fund will also incur legal costs in defending the case.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and Shareholders of VIP Strategic Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Strategic Income Portfolio (a fund of Variable Insurance Products Fund V) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the VIP Strategic Income Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 23, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Elizabeth S. Acton, John Engler, and Geoffrey A. von Kuhn, each of the Trustees oversees 236 funds. Ms. Acton and Mr. Engler each oversees 228 funds. Mr. von Kuhn oversees 148 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Geoffrey A. von Kuhn (1951)

Year of Election or Appointment: 2015

Trustee

Mr. von Kuhn also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. von Kuhn is Chief Administrative Officer for FMR LLC (diversified financial services company, 2013-present), a Director of Pembroke Real Estate, Inc. (2009-present), and a Director of Discovery Natural Resources LLC (2012-present). Previously, Mr. von Kuhn was a managing director of Crosby Group (private wealth management company, 2007-2013), a member of the management committee and senior executive in the Wealth Management Group of AmSouth Bank (2001-2006), and head of the U.S. private bank at Citigroup (2000-2001).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2007

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Year of Election or Appointment: 2007

Trustee

Mr. Keyes also serves as Trustee of other Fidelity® funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity® funds (2008-2009).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2009

Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2014-present), FMR (investment adviser firm, 2014-present), and Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-present) and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Derek L. Young (1964)

Year of Election or Appointment: 2009

Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as an officer of other funds. He is a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of FIAM LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Trustee of certain funds (2012-2015), President of Strategic Advisers, Inc. (2011-2015), Chief Investment Officer of GAA (2009-2011), and as a portfolio manager.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

In addition to the expenses noted below, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .005%.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Initial Class	.69%
Actual		$1,000.00	$969.80	$3.43
Hypothetical-C		$1,000.00	$1,021.73	$3.52
Service Class	.79%
Actual		$1,000.00	$969.60	$3.92
Hypothetical-C		$1,000.00	$1,021.22	$4.02
Service Class 2.94%
Actual		$1,000.00	$968.40	$4.66
Hypothetical-C		$1,000.00	$1,020.47	$4.79
Investor Class	.72%
Actual		$1,000.00	$970.30	$3.58
Hypothetical-C		$1,000.00	$1,021.58	$3.67

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 5.84% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Strategic Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2015.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Strategic Income Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2014 and the total expense ratio of Service Class 2 ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median primarily because of higher 12b-1 fees for Service Class 2 as compared to most competitor funds. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Service Class 2 was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; and (x) the impact of money market reform on Fidelity's money market funds. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on May 12, 2015. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Elizabeth S. Acton
Affirmative	24,469,831,790.28	97.003
Withheld	756,086,184.43	2.997
TOTAL	25,225,917,974.71	100.000
John Engler
Affirmative	24,404,438,415.74	96.744
Withheld	821,479,558.97	3.256
TOTAL	25,225,917,974.71	100.000
Albert R. Gamper, Jr.
Affirmative	24,431,670,090.08	96.852
Withheld	794,247,884.63	3.148
TOTAL	25,225,917,974.71	100.000
Robert F. Gartland
Affirmative	24,472,637,370.54	97.014
Withheld	753,280,604.17	2.986
TOTAL	25,225,917,974.71	100.000
Abigail P. Johnson
Affirmative	24,442,024,432.82	96.893
Withheld	783,893,541.89	3.107
TOTAL	25,225,917,974.71	100.000
Arthur E. Johnson
Affirmative	24,444,583,833.78	96.903
Withheld	781,334,140.93	3.097
TOTAL	25,225,917,974.71	100.000
Michael E. Kenneally
Affirmative	24,475,874,452.78	97.027
Withheld	750,043,521.93	2.973
TOTAL	25,225,917,974.71	100.000
James H. Keyes
Affirmative	24,434,496,321.71	96.863
Withheld	791,421,653.00	3.137
TOTAL	25,225,917,974.71	100.000
Marie L. Knowles
Affirmative	24,446,177,909.79	96.909
Withheld	779,740,064.92	3.091
TOTAL	25,225,917,974.71	100.000
Geoffrey A. von Kuhn
Affirmative	24,444,403,935.60	96.902
Withheld	781,514,039.11	3.098
TOTAL	25,225,917,974.71	100.000
Proposal 1 reflects trust wide proposal and voting results.

VIPSI-ANN-0216
1.796350.113

Item 2.

Code of Ethics

As of the end of the period, December 31, 2015, Variable Insurance Products Fund V (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to VIP Asset Manager Portfolio, VIP Asset Manager: Growth Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio, VIP Freedom 2050 Portfolio, VIP Freedom Income Portfolio, VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, VIP Freedom Lifetime Income III Portfolio and VIP Investment Grade Bond Portfolio (the “Funds”):

Services Billed by Deloitte Entities

December 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Asset Manager Portfolio	$37,000	$-	$7,700	$900
VIP Asset Manager: Growth Portfolio	$35,000	$-	$5,500	$700
VIP Freedom 2005 Portfolio	$22,000	$-	$4,900	$600
VIP Freedom 2010 Portfolio	$22,000	$-	$4,900	$600
VIP Freedom 2015 Portfolio	$22,000	$-	$4,900	$600
VIP Freedom 2020 Portfolio	$22,000	$-	$4,900	$600
VIP Freedom 2025 Portfolio	$22,000	$-	$4,900	$600
VIP Freedom 2030 Portfolio	$22,000	$-	$4,900	$600
VIP Freedom 2035 Portfolio	$21,000	$-	$4,900	$600
VIP Freedom 2040 Portfolio	$21,000	$-	$4,900	$600
VIP Freedom 2045 Portfolio	$21,000	$-	$4,900	$600
VIP Freedom 2050 Portfolio	$21,000	$-	$4,900	$600
VIP Freedom Income Portfolio	$22,000	$-	$4,900	$600
VIP Freedom Lifetime Income I Portfolio	$22,000	$-	$4,900	$600
VIP Freedom Lifetime Income II Portfolio	$22,000	$-	$4,900	$600
VIP Freedom Lifetime Income III Portfolio	$22,000	$-	$4,900	$600
VIP Investment Grade Bond Portfolio	$39,000	$-	$6,300	$1,400

December 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Asset Manager Portfolio	$36,000	$-	$7,700	$900
VIP Asset Manager: Growth Portfolio	$34,000	$-	$5,500	$700
VIP Freedom 2005 Portfolio	$22,000	$-	$4,900	$600
VIP Freedom 2010 Portfolio	$22,000	$-	$4,900	$600
VIP Freedom 2015 Portfolio	$22,000	$-	$4,900	$600
VIP Freedom 2020 Portfolio	$22,000	$-	$4,900	$600
VIP Freedom 2025 Portfolio	$22,000	$-	$4,900	$600
VIP Freedom 2030 Portfolio	$22,000	$-	$4,900	$600
VIP Freedom 2035 Portfolio	$20,000	$-	$4,900	$600
VIP Freedom 2040 Portfolio	$20,000	$-	$4,900	$600
VIP Freedom 2045 Portfolio	$20,000	$-	$4,900	$600
VIP Freedom 2050 Portfolio	$20,000	$-	$4,900	$600
VIP Freedom Income Portfolio	$22,000	$-	$4,900	$600
VIP Freedom Lifetime Income I Portfolio	$22,000	$-	$4,900	$600
VIP Freedom Lifetime Income II Portfolio	$22,000	$-	$4,900	$600
VIP Freedom Lifetime Income III Portfolio	$22,000	$-	$4,900	$600
VIP Investment Grade Bond Portfolio	$38,000	$-	$6,300	$1,300

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to VIP FundsManager 20% Portfolio,  VIP FundsManager 50% Portfolio, VIP FundsManager 60%, VIP FundsManager 70% Portfolio, VIP FundsManager 85% Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio,  VIP Investor Freedom 2025 Portfolio, VIP Investor Freedom 2030 Portfolio, VIP Investor Freedom Income Portfolio, VIP Strategic Income Portfolio and VIP Target Volatility Portfolio (the “Funds”):

Services Billed by PwC

December 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP FundsManager 20% Portfolio	$31,000	$-	$2,700	$1,300
VIP FundsManager 50% Portfolio	$31,000	$-	$2,700	$1,300
VIP FundsManager 60% Portfolio	$31,000	$-	$2,700	$1,300
VIP FundsManager 70% Portfolio	$31,000	$-	$2,700	$1,300
VIP FundsManager 85% Portfolio	$31,000	$-	$2,700	$1,300
VIP Investor Freedom 2005 Portfolio	$22,000	$-	$2,900	$1,300
VIP Investor Freedom 2010 Portfolio	$22,000	$-	$2,900	$1,300
VIP Investor Freedom 2015 Portfolio	$22,000	$-	$2,900	$1,300
VIP Investor Freedom 2020 Portfolio	$22,000	$-	$2,900	$1,300
VIP Investor Freedom 2025 Portfolio	$22,000	$-	$2,900	$1,300
VIP Investor Freedom 2030 Portfolio	$22,000	$-	$2,900	$1,300
VIP Investor Freedom Income Portfolio	$22,000	$-	$2,900	$1,300
VIP Strategic Income Portfolio	$80,000	$-	$5,700	$1,900
VIP Target Volatility Portfolio	$33,000	$-	$3,600	$1,500

December 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP FundsManager 20% Portfolio	$29,000	$-	$2,800	$-
VIP FundsManager 50% Portfolio	$29,000	$-	$2,800	$-
VIP FundsManager 60% Portfolio	$29,000	$-	$2,800	$-
VIP FundsManager 70% Portfolio	$29,000	$-	$2,800	$-
VIP FundsManager 85% Portfolio	$29,000	$-	$2,800	$-
VIP Investor Freedom 2005 Portfolio	$20,000	$-	$3,000	$-
VIP Investor Freedom 2010 Portfolio	$20,000	$-	$3,000	$-
VIP Investor Freedom 2015 Portfolio	$20,000	$-	$3,000	$-
VIP Investor Freedom 2020 Portfolio	$20,000	$-	$3,000	$-
VIP Investor Freedom 2025 Portfolio	$20,000	$-	$3,000	$-
VIP Investor Freedom 2030 Portfolio	$20,000	$-	$3,000	$-
VIP Investor Freedom Income Portfolio	$20,000	$-	$3,000	$-
VIP Strategic Income Portfolio	$78,000	$-	$3,600	$2,100
VIP Target Volatility Portfolio	$30,000	$-	$3,200	$1,700

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	December 31, 2015A	December 31, 2014A
Audit-Related Fees	$-	$-
Tax Fees	$10,000	$-
All Other Fees	$-	$650,000

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2015A	December 31, 2014A
Audit-Related Fees	$5,290,000	$5,950,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2015 A	December 31, 2014 A
PwC	$5,705,000	$8,145,000
Deloitte Entities	$135,000	$1,905,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) for each Fund provide reasonable assurances that material information relating to such Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in a Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, a Fund’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund V

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	February 26, 2016

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	February 26, 2016